Goldman Sachs Funds

RESEARCH SELECT FUND℠

Annual Report August 31, 2001

Long-term growth of capital potential through a focused portfolio of U.S. equity securities.

GOLDMAN SACHS RESEARCH SELECT FUND

Market Review

Dear Shareholder:

As we write to you today, the tragic national events of September 11th continue to dominate the nation’s thoughts. The people of Goldman Sachs are shocked and saddened by the horrible destruction and loss of life, and send our deepest sympathies to those who have been impacted in New York, Washington, D.C., Pennsylvania and across the country.

In the aftermath of this tragedy, Goldman Sachs is offering assistance to others in the industry who have been more severely impacted than we were. Our people and firm are assisting the ongoing recovery and humanitarian efforts through donations of blood and volunteer work. Additionally, Goldman Sachs’ people are committed to contributing at least $10 million to provide humanitarian aid to the victims and families impacted by the events of September 11th.

Goldman Sachs also shares the strong determination of the entire securities industry to show solidarity in the face of terrorism. We are committed to sending the clearest possible message that terrorism will not close free markets, and we continue to serve as a force of stability in the global securities markets.

We want to take this opportunity to provide continued assurance regarding your investment in Goldman Sachs Funds. Immediately after the attack on September 11, all emergency recovery plans were successfully implemented, critical functions were moved to alternate locations, and we were prepared to resume normal operations on September 17 with the reopening of the New York Stock Exchange.

As we write this letter, there continues to be uncertainty in the global financial markets, and events are unfolding at a rapid pace. While the markets are expected to remain volatile in the short-term, in decades past the American people and our economy have proven to be tremendously resilient following significant global events. As such, we urge our shareholders to remain focused on their long-term goals, maintain diversified portfolios, and work closely with their financial advisers.

Because the period covered by this report ended prior to September 11, we have included a brief recap of the economy and financial markets for the one-year reporting period ended August 31, 2001.

■	Market Review: Stocks Fall Sharply, While Bonds Rally — During the one-year reporting period ended August 31, 2001, the U.S. stock market, as measured by the Fund’s benchmark, the S&P 500 Index, declined 24.39%, while the bond market, as measured by the Lehman Aggregate Bond Index, rose 12.35%. Factors underlying the stock market’s decline included the ongoing threat of economic recession, lower corporate profits, the bursting of the technology “bubble” and a weakening job market. As the period progressed, some areas of the stock market that had performed well during the latter stages of 2000 and the first half of 2001 could not avoid the downdraft — namely many value-oriented and more defensive issues. The sharpest decline occurred in the technology sector, as the tech-laden NASDAQ Composite Index plummeted 57.08% during the period. The NASDAQ has fallen 64% since its peak in March 2000.

GOLDMAN SACHS RESEARCH SELECT FUND

In contrast, the bond market fared well during the period. Virtually all bond market sectors generated positive results, largely as a result of declining interest rates and an increase in investor demand.

■	A Faltering Economic Recovery — During the one-year reporting period ended August 31, 2001, the U.S. economy has come full circle. As the period began, we were in the midst of the longest economic expansion in U.S. history. However, since that time, economic activity has fallen sharply. By the fourth quarter of 2000, many economic indicators were pointing to a slowdown, which quickly intensified as the new year began. This reversal prompted the Federal Reserve Board (the “Fed”) to cut short-term interest rates seven times — for a total of 3.25 percentage points — in hopes of avoiding a recession. Under Chairman Alan Greenspan, the Fed has never lowered rates so significantly in such a short period of time. Despite this action, the GDP grew only an estimated 0.2% during the second quarter of 2001 — its slowest rate in eight years.

On the following pages,you will find a review of your Fund’s activity during the period, including perspectives following the recent tragedy from your portfolio management team.

In closing, we want to assure you that you have a strong and experienced team of portfolio managers who have experience managing assets through diverse market conditions and encourage you to maintain your long-term focus in the months ahead.

As always, we appreciate your ongoing support.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management

September 20, 2001

GOLDMAN SACHS RESEARCH SELECT FUND

How is the Goldman Sachs Research Select Fund Created?

Through this Fund, investors can access timely, high-quality equity research ideas from some of the industry’s most prominent and respected research professionals.

GOLDMAN SACHS GLOBAL INVESTMENT RESEARCH DIVISION

INVESTMENT OBJECTIVE Long-term growth of capital	Coverage of more than 2,400 companies globally		Employs more than 800 professionals, including more than 250 equity analysts, 25 global research teams, and 11 portfolio strategists[1]
Covers 52 economies and 26 stock markets
Has frequently earned high research ratings in client polls across the Americas, Europe and Asia[2] ▼
THE GOLDMAN SACHS U.S. STOCK SELECTION COMMITTEE

INVESTMENT FOCUS A focused, concentrated portfolio of U.S. equity securities	Approves changes to the U.S. Recommended for Purchase List, manages the U.S. Select List and reviews industry analysts' investment conclusions	10 senior professionals (7 Managing Directors)
Includes Goldman's Director of Private Client Investment, Director of Global Investment Research, Director of U.S. Investment Research, Director of U.S. Economic Research and senior sector specialists
▼

GOLDMAN SACHS U.S. RECOMMENDED FOR PURCHASE LIST

	300-400 stocks		Represents the highest rated securities recommended by Goldman Sachs equity research analysts ▼

THE U.S. SELECT LIST

25-35 stocks	Integrates the top-down sector views of the U.S. Stock Selection Committee with the best ideas of Goldman Sachs Equity Research
Represents stocks that the Committee believes will perform the best over the next 12-18 months within the context of a focused, well-structured equity portfolio
Constructed from stocks on the U.S. Recommended for Purchase List
Seeks to outperform the S&P 500 Index
▼

THE GOLDMAN SACHS RESEARCH SELECT FUND

An experienced portfolio management team from Goldman Sachs' Investment Management Division:
		■	Constructs a mutual fund portfolio of the U.S. Select List stocks
		■	Ensures that the Committee's sector and stock views are accurately represented in the Fund
		■	Offers efficient trading strategies

[1] As of 12/31/00 [2] For example, Institutional Investor and Reuters

GOLDMAN SACHS RESEARCH SELECT FUND

Fund Basics
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return
August 31, 2000–August 31, 2001	(without sales charge)[1]	S&P 500 Index[2]

Class A	–34.35%	–24.39%

Class B	–34.85	–24.39

Class C	–34.82	–24.39

Institutional	–34.04	–24.39

Service	–34.35	–24.39

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–22.36%	–22.52%	–19.26%	–17.52%	–17.83%

Since Inception[3]	–23.53	–22.93	–19.82	–18.94	–19.23
(6/19/00)

[3]	The Standardized Total Returns are average annual total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

Qwest Communications International, Inc.	3.9%	Telephone

Calpine Corp.	3.8	Electrical Utilities

Amdocs Ltd.	3.7	Computer Software

Amgen, Inc.	3.7	Healthcare

Philip Morris Companies, Inc.	3.7	Tobacco

Metlife, Inc.	3.7	Life Insurance

Kohl’s Corp.	3.7	Department Stores

Check Point Software Technologies Ltd.	3.7	Internet

Kinder Morgan, Inc.	3.7	Energy Resources

Alcoa, Inc.	3.7	Mining

The top 10 holdings may not be representative of the Fund’s future investments.

The performance of the Fund may differ from that of the published U.S. Select List due to fees and expenses, transaction costs, the timing of portfolio transactions, modifications in stock weights in order to control trading costs, and the Fund’s holdings in securities other than equities. The Fund will be more volatile due to its concentration in a smaller number of stocks. Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.

GOLDMAN SACHS RESEARCH SELECT FUND

Portfolio Results

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Research Select Fund for the one-year period that ended August 31, 2001.

Performance Review

During the Fund’s reporting period, its Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of –34.35%, –34.85%, –34.82%, –34.04%, and –34.35%, respectively. These figures compare to the –24.39% total cumulative return of the Fund’s benchmark, the S&P 500 Index.

As these returns indicate, it has been an extremely challenging period in the financial markets. On the whole, the Fund’s performance benefited from an underweight in Technology relative to the S&P 500 Index during the period, as investors sold off this sector in favor of more defensive stocks. Relative results were also enhanced from an overweight in Utilities, and through stock selection in Technology and Consumer Non-Cyclicals sectors. Despite these positives, the Fund’s holdings in other areas of the market underperformed, most significantly in the Telecommunications and Healthcare sectors.

Investment Process

The Goldman Sachs Research Select Fund seeks long-term growth of capital through a focused portfolio of U.S. equity securities. The Fund will generally consist of the 25-35 stocks that make up the Goldman Sachs’ U.S. Select List. This list represents the stocks that the firm’s U.S. Stock Selection Committee believes will perform the best over the next 12 to 18 months, within the context of a well-structured equity portfolio.

Portfolio Positioning

The Fund emphasizes economic sectors that the Goldman Sachs U.S. Stock Selection Committee believes will perform best, while de-emphasizing or avoiding sectors they do not expect to perform well. As of August 31, 2001, the Fund was overweight Financials, Information Technology and Utilities, and underweight Telecommunications, Industrials and Healthcare versus the S&P 500 Index.

Portfolio Highlights

The stocks that contributed the most to the Fund’s returns in a positive manner during the reporting period were Philip Morris, Household International Inc. and United Technologies. Conversely, stocks that did not meet our expectations included Cisco Systems, Jabil Circuit and Checkpoint Software.

GOLDMAN SACHS RESEARCH SELECT FUND

Portfolio Outlook

This past year has been an extremely volatile one for U.S. stocks and, since the reopening of the U.S. equity markets following the September 11th tragedy, we continue to experience a challenging and erratic market environment. Given the extreme conditions, we believe that it is more important than ever to use our strong research capabilities to identify the segments of the market that are likely to outperform. Looking ahead, we anticipate remaining fully invested, as we actively manage the Fund’s portfolio in the sectors and stocks that we believe hold the most promise.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York September 15, 2001

 GOLDMAN SACHS RESEARCH SELECT FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

  What Sets Goldman Sachs Funds Apart?

1

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.
2

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.
3

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

GOLDMAN SACHS RESEARCH SELECT FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on June 19, 2000 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Research Select Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index with dividend reinvestment (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

Research Select Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested June 19, 2000 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced June 19, 2000)
Excluding sales charges	-25.04%	-34.35%
Including sales charges	-28.48%	-37.98%

Class B (commenced June 19, 2000)
Excluding contingent deferred sales charges	-25.57%	-34.85%
Including contingent deferred sales charges	-28.06%	-38.11%

Class C (commenced June 19, 2000)
Excluding contingent deferred sales charges	-25.49%	-34.82%
Including contingent deferred sales charges	-25.49%	-35.47%

Institutional Class (commenced June 19, 2000)	-24.69%	-34.04%

Service Class (commenced June 19, 2000)	-25.04%	-34.35%

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 100.2%

Banks – 3.6%
621,730	Citigroup, Inc.	$28,444,147

Computer Hardware – 6.6%
1,332,300	Dell Computer Corp.*	28,484,574
2,104,200	Sun Microsystems, Inc.*	24,093,090

		52,577,664

Computer Software – 7.3%
778,022	Amdocs Ltd.*	29,798,243
282,400	International Business Machines Inc.	28,240,000

		58,038,243

Department Stores – 7.2%
530,000	Kohl’s Corp.*	29,415,000
810,526	Target Corp.	28,084,726

		57,499,726

Electrical Utilities – 3.8%
916,228	Calpine Corp.*	30,253,849

Energy Resources – 7.1%
787,116	Enron Corp.	27,541,189
525,057	Kinder Morgan, Inc.	29,193,169

		56,734,358

Entertainment – 3.4%
639,585	Viacom, Inc. Class B*	27,118,404

Financial Services – 17.5%
771,785	American Express Co.	28,108,410
438,073	Federal Home Loan Mortgage Corp.	27,546,030
708,791	General Electric Co.	29,046,255
449,456	Household International, Inc.	26,562,850
805,566	MBNA Corp.	28,001,474

		139,265,019

Food & Beverage – 3.6%
588,300	The Coca-Cola Co.	28,632,561

Healthcare – 7.2%
462,500	Amgen, Inc.*	29,738,750
424,614	Merck & Co., Inc.	27,642,371

		57,381,121

Industrial Parts – 3.7%
558,036	Tyco International Ltd.	28,989,970

Information Services – 3.5%
468,700	Electronic Data Systems Corp.	27,643,926

Internet – 7.1%
725,792	AOL Time Warner, Inc.*	27,108,331
912,900	Check Point Software Technologies Ltd.*	29,203,671

		56,312,002

Life Insurance – 3.7%
966,415	MetLife, Inc.	29,475,657

Media – 3.6%
559,181	Automatic Data Processing, Inc.	28,943,209

Mining – 3.7%
764,900	Alcoa, Inc.	29,157,988

Telephone – 3.9%
1,421,140	Qwest Communications International, Inc.	30,554,510

Tobacco – 3.7%
622,375	Philip Morris Companies, Inc.	29,500,575

TOTAL COMMON STOCKS
(Cost $889,220,610)		$796,522,929

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.4%

Joint Repurchase Agreement Account II^
$2,800,000	3.69%	09/04/2001	$2,800,000

TOTAL REPURCHASE AGREEMENT
(Cost $2,800,000)			$2,800,000

TOTAL INVESTMENTS
(Cost $892,020,610)			$799,322,929

*	Non-income producing security.

^	Joint repurchase agreement was entered into August 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Assets and Liabilities
August 31, 2001

Assets:

Investment in securities, at value (identified cost $892,020,610)	$799,322,929
Cash(a)	891,869
Receivables:
Fund shares sold	569,321
Dividends and interest	409,488
Variation margin	15,045
Other assets	1,233

Total assets	801,209,885

Liabilities:

Payables:
Fund shares repurchased	4,456,002
Amounts owed to affiliates	1,631,801
Accrued expenses and other liabilities	240,176

Total liabilities	6,327,979

Net assets:

Paid-in capital	1,089,710,045
Accumulated net realized loss on investment and futures transactions	(202,014,971)
Net unrealized loss on investments and futures	(92,813,168)

NET ASSETS	$794,881,906

Net asset value, offering and redemption price per share: (b)
Class A	$7.07
Class B	$7.01
Class C	$7.02
Institutional	$7.11
Service	$7.07

Shares outstanding:
Class A	43,069,317
Class B	43,299,768
Class C	24,171,091
Institutional	2,403,279
Service	1,791

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	112,945,246

(a)	Includes restricted cash of $800,000 relating to initial margin requirements and collateral on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $7.48. At redemption, Class B and C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Statement of Operations
For the Year Ended August 31, 2001

Investment income:

Dividends	$6,191,014
Interest	143,286

Total income	6,334,300

Expenses:

Management fees	8,136,840
Distribution and Service fees(a)	5,552,970
Transfer Agent fees(b)	1,517,879
Registration fees	281,543
Custodian fees	153,212
Professional fees	67,229
Trustee fees	11,876
Other	259,053

Total expenses	15,980,602

Less — expense reductions	(252,065)

Net expenses	15,728,537

NET INVESTMENT LOSS	(9,394,237)

Realized and unrealized loss on investment and futures transactions:

Net realized loss from:
Investment transactions	(200,412,370)
Futures transactions	(330,079)
Net change in unrealized gain (loss) on:
Investments	(129,605,102)
Futures	(115,487)

Net realized and unrealized loss on investment and futures transactions	(330,463,038)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(339,857,275)

(a)	Class A, Class B and Class C Shares had Distribution and Service fees of $798,800, $3,087,136 and $1,667,034, respectively.
(b)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $607,088, $586,556, $316,736, $7,492 and $7, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Period Ended
	August 31, 2001	August 31, 2000(a)
From operations:

Net investment loss	$(9,394,237)	$(900,981)
Net realized loss from investment and futures transactions	(200,742,449)	(1,272,522)
Net change in unrealized gain (loss) on investments and futures	(129,720,589)	36,907,421

Net increase (decrease) in net assets resulting from operations	(339,857,275)	34,733,918

From share transactions:

Proceeds from sales of shares	757,929,904	503,337,356
Cost of shares repurchased	(151,571,140)	(9,690,857)

Net increase in net assets resulting from share transactions	606,358,764	493,646,499

TOTAL INCREASE	266,501,489	528,380,417

Net assets:

Beginning of period	528,380,417	—

End of period	$794,881,906	$528,380,417

(a)	Commencement of operations was June 19, 2000 for all share classes.

The accompanying notes are an integral part of these financial statements.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements
August 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Research Select Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

D.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
     The Fund, as of its most recent tax year end of August 31, 2001, had a capital loss carryforward of approximately $9,594,000 expiring in 2009 for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations. In addition, the Fund will elect to treat net capital losses of approximately $168,306,000 incurred in the ten month period ended August 31, 2001 as having been incurred in the following fiscal year.
     At August 31, 2001, the aggregate cost of portfolio securities for federal income tax purposes is $916,250,778. Accordingly, the gross unrealized gain on investments was $29,801,588 and the gross unrealized loss on investments was $146,729,437 resulting in a net unrealized loss of $116,927,849.

GOLDMAN SACHS RESEARCH SELECT FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

E.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares of the Fund separately bears its respective class-specific Transfer Agency fees.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price.

     During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund.
     The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund.
     For the year ended August 31, 2001, the adviser reimbursed approximately $250,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2001, custody fees were reduced by approximately $2,000.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
     Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $1,171,000 for the year ended August 31, 2001.
     Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.
     For the year ended August 31, 2001, the amounts owed to affiliates were approximately $999,000, $498,000 and $135,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements  (continued)
August 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures transactions) for the year ended August 31, 2001, were $1,972,389,778 and $1,367,923,539, respectively.
     For the year ended August 31, 2001, Goldman Sachs earned approximately $1,047,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Funds’ custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.
     At August 31, 2001, open futures contracts were as follows:

	Number of Contracts			Unrealized
Type	Long	Settlement Month	Market Value	Loss

S&P 500 Index Futures	10	September 2001	$2,837,750	$115,487

5. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires the Fund to pay a fee based on the amount of the commitment which has not been utilized. During the year ended August 31, 2001, the Fund did not have any borrowings under this facility.

GOLDMAN SACHS RESEARCH SELECT FUND

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At August 31, 2001, the Fund had an undivided interest in the repurchase agreements in the joint account, which equaled $2,800,000 in principal amount. At August 31, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

	Principal	Interest	Maturity	Amortized	Maturity
Repurchase Agreements	Amount	Rate	Date	Cost	Value

Bank of America	$1,000,000,000	3.69%	09/04/2001	$1,000,000,000	$1,000,410,000

Barclays Capital	400,000,000	3.69	09/04/2001	400,000,000	400,164,000

C.S. First Boston Corp.	300,000,000	3.69	09/04/2001	300,000,000	300,123,000

Deutsche Bank Securities, Inc.	3,000,000,000	3.70	09/04/2001	3,000,000,000	3,001,233,333

Greenwich Capital	400,000,000	3.69	09/04/2001	400,000,000	400,164,000

J.P. Morgan Chase & Co.	3,000,000,000	3.69	09/04/2001	3,000,000,000	3,001,230,000

Morgan Stanley	3,000,000,000	3.67	09/04/2001	3,000,000,000	3,001,223,333

UBS Warburg LLC	550,000,000	3.70	09/04/2001	550,000,000	550,226,111

UBS Warburg LLC	1,016,000,000	3.69	09/04/2001	1,016,000,000	1,016,416,560

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$12,666,000,000	$12,671,190,337

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund has reclassified $9,394,237 from paid-in capital to accumulated net investment loss. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses and organization costs.

 GOLDMAN SACHS RESEARCH SELECT FUND

Notes to Financial Statements  (continued)

August 31, 2001

8. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year
	Ended August 31, 2001

	Shares	Dollars

Class A Shares
Shares sold	32,309,787	$298,135,336
Shares repurchased	(9,460,320)	(79,514,912)

	22,849,467	218,620,424

Class B Shares
Shares sold	29,557,781	273,278,062
Shares repurchased	(4,975,958)	(41,204,326)

	24,581,823	232,073,736

Class C Shares
Shares sold	18,336,739	169,144,808
Shares repurchased	(3,118,483)	(25,888,320)

	15,218,256	143,256,488

Institutional Shares
Shares sold	1,866,423	17,335,365
Shares repurchased	(638,951)	(4,935,610)

	1,227,472	12,399,755

Service Shares
Shares sold	3,913	36,333
Shares repurchased	(3,242)	(27,972)

	671	8,361

NET INCREASE	63,877,689	$606,358,764

GOLDMAN SACHS RESEARCH SELECT FUND

8. SUMMARY OF SHARE TRANSACTIONS (continued)
Share activity is as follows:

	For the Period
	Ended August 31, 2000(a)

	Shares	Dollars

Class A Shares
Shares sold	20,575,834	$206,719,550
Shares repurchased	(355,984)	(3,608,374)

	20,219,850	203,111,176

Class B Shares
Shares sold	18,789,070	188,934,348
Shares repurchased	(71,125)	(724,005)

	18,717,945	188,210,343

Class C Shares
Shares sold	8,987,442	90,662,633
Shares repurchased	(34,607)	(356,002)

	8,952,835	90,306,631

Institutional Shares
Shares sold	1,676,491	17,008,949
Shares repurchased	(500,684)	(5,002,476)

	1,175,807	12,006,473

Service Shares
Shares sold	1,120	11,876
Shares repurchased	—	—

	1,120	11,876

NET INCREASE	49,067,557	$493,646,499

(a) Commencement date of operations was June 19, 2000 for all share classes.

 GOLDMAN SACHS RESEARCH SELECT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset
	value,	Net	Net realized	Total from
	beginning	investment	and unrealized	investment
	of period	loss(c)	gain (loss)	operations

FOR THE YEAR ENDED AUGUST 31,

2001 - Class A Shares	$10.77	$(0.06)	$(3.64)	$(3.70)
2001 - Class B Shares	10.76	(0.13)	(3.62)	(3.75)
2001 - Class C Shares	10.77	(0.13)	(3.62)	(3.75)
2001 - Institutional Shares	10.78	(0.03)	(3.64)	(3.67)
2001 - Service Shares	10.78	(0.08)	(3.63)	(3.71)
FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced June 19, 2000)	10.00	(0.02)	0.79	0.77
2000 - Class B Shares (commenced June 19, 2000)	10.00	(0.04)	0.80	0.76
2000 - Class C Shares (commenced June 19, 2000)	10.00	(0.04)	0.81	0.77
2000 - Institutional Shares (commenced June 19, 2000)	10.00	(0.01)	0.79	0.78
2000 - Service Shares (commenced June 19, 2000)	10.00	(0.02)	0.80	0.78

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RESEARCH SELECT FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		loss to		expenses to		loss to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.07	(34.35)%	$304,677	1.50%		(0.73)%		1.53%		(0.76)%		171%
7.01	(34.85)	303,539	2.25		(1.48)		2.28		(1.51)		171
7.02	(34.82)	169,576	2.25		(1.48)		2.28		(1.51)		171
7.11	(34.04)	17,077	1.10		(0.32)		1.13		(0.35)		171
7.07	(34.35)	13	1.60		(0.91)		1.63		(0.94)		171

10.77	7.70	217,861	1.50	(b)	(1.04	)(b)	2.05	(b)	(1.59	)(b)	5
10.76	7.60	201,437	2.25	(b)	(1.79	)(b)	2.80	(b)	(2.34	)(b)	5
10.77	7.70	96,393	2.25	(b)	(1.78	)(b)	2.80	(b)	(2.33	)(b)	5
10.78	7.80	12,677	1.10	(b)	(0.50	)(b)	1.65	(b)	(1.05	)(b)	5
10.78	7.70	12	1.60	(b)	(1.13	)(b)	2.15	(b)	(1.68	)(b)	5

19

 GOLDMAN SACHS RESEARCH SELECT FUND

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Research Select Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Research Select Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2001

20

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Internet Tollkeeper FundSM and Goldman Sachs Research Select FundSM are service marks of Goldman, Sachs & Co.

*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT	32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES	OFFICERS
Ashok N. Bakhru, Chairman	Gary Black, President

David B. Ford	Jesse H. Cole, Vice President

Patrick T. Harker	Kerry Daniels, Vice President

John P. McNulty	James A. Fitzpatrick, Vice President

Mary P. McPherson	Mary Hoppa, Vice President

Alan A. Shuch	Christopher Keller, Vice President

Wilma J. Smelcer	John M. Perlowski, Treasurer

Richard P. Strubel	Kenneth Curran, Assistant Treasurer

Kaysie Uniacke	Peter W. Fortner, Assistant Treasurer

Philip V. Giuca, Jr., Assistant Treasurer

Howard B. Surloff, Secretary

Amy E. Belanger, Assistant Secretary

Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to the Fund’s small asset base. As the Fund’s assets grow, it is probable that the effect of the Fund’s investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Fund.

Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.

The performance of the Fund may differ from that of the published U.S. Select List due to fees and expenses, transaction costs, the timing of portfolio transactions, modifications in stock weights in order to control trading costs, and the Fund’s holdings in securities other than equities. The Fund will be more volatile due to its concentration in a smaller number of stocks.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2001	01-1641 / RESAR / 76K / 10-01

Goldman Sachs Funds

VALUE EQUITY FUNDS

Annual Report August 31, 2001

Long-term capital appreciation potential through a portfolio of quality businesses that are believed to be undervalued.

GOLDMAN SACHS VALUE EQUITY FUNDS

Market Review

Dear Shareholder:

As we write to you today, the tragic national events of September 11th continue to dominate the nation’s thoughts. The people of Goldman Sachs are shocked and saddened by the horrible destruction and loss of life, and send our deepest sympathies to those who have been impacted in New York, Washington, D.C., Pennsylvania and across the country.

In the aftermath of this tragedy, Goldman Sachs is offering assistance to others in the industry who have been more severely impacted than we were. Our people and firm are assisting the ongoing recovery and humanitarian efforts through donations of blood and volunteer work. Additionally, Goldman Sachs people are committed to contributing at least $10 million to provide humanitarian aid to the victims and families impacted by the events of September 11th.

Goldman Sachs also shares the strong determination of the entire securities industry to show solidarity in the face of terrorism. We are committed to sending the clearest possible message that terrorism will not close free markets, and we continue to serve as a force of stability in the global securities markets.

We want to take this opportunity to provide continued assurance regarding your investment in Goldman Sachs Funds. Immediately after the attack on September 11, all emergency recovery plans were successfully implemented, critical functions were moved to alternate locations, and we were prepared to resume normal operations on September 17 with the reopening of the New York Stock Exchange.

As we write this letter, there continues to be uncertainty in the global financial markets, and events are unfolding at a rapid pace. While the markets are expected to remain volatile in the short-term, in decades past the American people and our economy have proven to be tremendously resilient following significant global events. As such, we urge our shareholders to remain focused on their long-term goals, maintain diversified portfolios, and work closely with their financial advisers.

Because the period covered by this report ended prior to September 11, we have included a brief recap of the economy and financial markets for the one-year reporting period ended August 31, 2001.

■	Market Review: Stocks Fall Sharply, While Bonds Rally — During the one-year reporting period ended August 31, 2001, the U.S. stock market, as measured by the S&P 500 Index, declined 24.39%, while the bond market, as measured by the Lehman Aggregate Bond Index, rose 12.35%. Factors underlying the stock market’s decline included the ongoing threat of economic recession, lower corporate profits, the bursting of the technology “bubble” and a weakening job market. As the period progressed, some areas of the stock market that had performed well during the latter stages of 2000 and the first half of 2001 could not avoid the downdraft — namely many value-oriented and more defensive issues. The sharpest decline occurred in the technology sector, as the tech-laden NASDAQ Composite Index plummeted 57.08% during the period. The NASDAQ has fallen 64.24% since its peak in March 2000.

GOLDMAN SACHS VALUE EQUITY FUNDS

In contrast, the bond market fared well during the period. Virtually all bond market sectors generated positive results, largely as a result of declining interest rates and an increase in investor demand.

■	A Faltering Economic Recovery — During the one-year reporting period ended August 31, 2001, the U.S. economy has come full circle. As the period began, we were in the midst of the longest economic expansion in U.S. history. However, since that time, economic activity has fallen sharply. By the fourth quarter of 2000, many economic indicators were pointing to a slowdown, which quickly intensified as the new year began. This reversal prompted the Federal Reserve Board (the “Fed”) to cut short-term interest rates seven times — for a total of 3.25 percentage points — in hopes of avoiding a recession. Under Chairman Alan Greenspan, the Fed has never lowered rates so significantly in such a short period of time. Despite this action, the GDP grew only an estimated 0.2% during the second quarter of 2001 — its slowest rate in eight years.

On the following pages, you will find a review of your Fund’s activity during the period, including perspectives following the recent tragedy from your portfolio management team.

In closing, we want to assure you that you have a strong and experienced team of portfolio managers who have experience managing assets through diverse market conditions and encourage you to maintain your long-term focus in the months ahead.

As always, we appreciate your ongoing support.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management

September 20, 2001

 1

GOLDMAN SACHS VALUE EQUITY FUNDS

What Differentiates Goldman Sachs’
Value Equity Investment Process?

Through independent fundamental research, Goldman Sachs’ Value Equity Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

1	EMPHASIZE FIRSTHAND FUNDAMENTAL RESEARCH
At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach includes:
■	Meetings with management teams and on-site company visits
■	Industry-specific, proprietary financial and valuation models
■	Assessment of management quality
■	Analysis of each company’s competitive position and industry dynamics
■	Interviews with competitors, suppliers and customers

2	BUY WELL-POSITIONED BUSINESSES
We only buy companies with sustainable operating advantages. For us, this means companies that:
■	Offer above-average returns on capital and discretionary cash flow
■	Operate in niche areas or have strong franchises with economies of scale
■	Have management acting in alignment with shareholder interests

3	BUY BUSINESSES THAT REPRESENT VALUE
We only buy companies that represent value opportunities. For us, this means companies that:
■	Are underpriced in the public markets relative to their long-term cash generation capability
■	Offer attractive long-term risk/reward profiles

RESULT
Value portfolios that offer:
■ Capital appreciation potential as each company’s true value is recognized in the marketplace
■ Capitalization-specific diversification
■ Style consistency

2

FUND BASICS

Large Cap Value Fund
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
August 31, 2000–August 31, 2001	(without sales charge)[1]	Value Index[2]

Class A	–1.21%	–1.12%

Class B	–1.98	–1.12

Class C	–1.96	–1.12

Institutional	–0.81	–1.12

Service	–1.17	–1.12

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged Russell 1000 Value Index (with dividends reinvested) is a market capitalization weighted index of the 1,000 highest ranking U.S. stocks with below-average growth orientation. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	4.25%	4.49%	8.42%	10.81%	10.43%

Since Inception	0.71	1.07	3.58	4.78	4.41

(12/15/99)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

Exxon Mobil Corp.	4.7%	Energy Resources

Citigroup, Inc.	4.4	Banks

SBC Communications Inc.	2.9	Telephone

Federal Home Loan Mortgage Corp.	2.2	Financial Services

Verizon Communications	2.0	Telephone

AMBAC Financial Group, Inc.	2.0	Property Insurance

XL Capital Ltd.	1.9	Property Insurance

Philip Morris Cos., Inc.	1.8	Tobacco

FirstEnergy Corp.	1.7	Electrical Utilities

Wells Fargo & Co.	1.4	Banks

The top 10 holdings may not be representative of the Fund’s future investments.

 3

PORTFOLIO RESULTS

Large Cap Value Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Large Cap Value Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of –1.21%, –1.98%, –1.96%, –0.81%, and –1.17%, respectively. These returns compare to the Fund’s benchmark, the Russell 1000 Value Index, which generated a cumulative total return of –1.12%.

The one-year reporting period has been a difficult one for large-cap stocks. Furthermore, the impact of the tragic events of Tuesday, September 11, 2001 has deeply affected the financial markets. Despite this adversity, value stocks in general, and the Large Cap Value Fund in particular, have performed relatively well. During this volatile period, moreover, the Fund benefited from a disciplined value approach that focuses on quality and diversification.

Portfolio Composition

Our quality bias has served us well in this uncertain, turbulent environment. Our research driven approach focuses on large-cap companies with financial strength, meaning strong balance sheets and the ability to generate excess cash flow. This emphasis has provided a foundation for underlying stock prices and has frequently led us to companies that were well positioned in their respective industries.

Portfolio Highlights

During the period, we have aggressively looked for opportunities to further upgrade the Fund’s portfolio. When market declines occur, investors often sell for emotional reasons. This usually results in valuations compressing within industries because investors sell securities indiscriminately, without regard to underlying fundamentals. It is during these times that higher quality companies often become available at very attractive relative prices.

We believe our investment process is particularly well suited to identify these opportunities. Our team is structured around “centers of excellence,” whereby each team member has industry/sector specific responsibilities. Not only has this provided more in-depth industry expertise, but it has also allowed each of us to be more focused in our search for undervalued situations. Listed below are several of the more notable performers we held during the period.

■	Federal Home Loan Mortgage Corp. (Freddie Mac) — Freddie Mac, a company formed to help increase liquidity in the home loan market, was the Fund’s top contributor to performance during the reporting period. Freddie Mac’s portfolio growth has been strong and it has benefited from the lower interest rate environment.

4

PORTFOLIO RESULTS

■	AMBAC Financial Group Inc. — Among our property/casualty insurance stocks, our investment in AMBAC Financial contributed favorably to performance. The company has distinguished itself by its strong balance sheet, excellent loss reserves and a history of consistent underwriting profit. We believe AMBAC is particularly well positioned to benefit from improving pricing trends in the insurance industry.

■	Entergy Corp. —Entergy Corp. is a domestic utility and power development company. The firm holds a strong position in the energy market and has a strong management team, including the former chairman of the Federal Energy Regulatory Commission. We believe this team will be instrumental in helping Entergy to carry out its global growth plan.

Portfolio Outlook

As the U.S. market continues to experience relatively high levels of volatility and uncertainty, we expect our investment strategy to remain consistent. We believe that a research-intensive approach to buying high-quality businesses when their valuations are generally below industry averages is a sound investment strategy in any environment.

Furthermore, we believe the Fund’s diversified portfolio is a key advantage in this environment for two reasons. First, we maintain broad exposure to all industries. Therefore, while a few individual stocks and industries have declined precipitously since the market reopened on September 17, the Fund has continued to perform relatively well. Second, diversified portfolios generally provide greater liquidity. The Fund holds, on average, roughly 100 names. As such, if we need to raise cash to meet client needs we have built in the flexibility to do so.

As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

Goldman Sachs Large Cap Value Investment Team

New York September 26, 2001

 5

FUND BASICS

Growth and Income Fund
as of August 31, 2001

PERFORMANCE REVIEW

August 31, 2000–August 31, 2001	Fund Total Return (without sales charge)[1]	S&P 500 Index[2]

Class A	–20.66%	–24.39%

Class B	–21.25	–24.39

Class C	–21.22	–24.39

Institutional	–20.32	–24.39

Service	–20.75	–24.39

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–16.66%	–16.88%	–13.33%	–11.49%	–11.92%

Five Years	4.51	4.52	N/A	6.17	5.62	[4]

Since Inception	8.85	4.62	–4.00	5.74	9.53	[4]

	(2/5/93)	(5/1/96)	(8/15/97)	(6/3/96)	(2/5/93)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Service shares prior to 3/6/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Growth and Income Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

General Electric Co.	3.7%	Financial Services

Microsoft Corp.	3.0	Computer Software

Citigroup, Inc.	2.8	Banks

Exxon Mobil Corp.	2.8	Energy Resources

Federal Home Loan Mortgage Corp.	2.6	Financial Services

Pfizer, Inc.	2.4	Health Care

Wal-Mart Stores	1.9	Department Stores

SBC Communications, Inc.	1.8	Telephone

International Business Machines, Inc.	1.7	Computer Software

Johnson & Johnson	1.7	Medical Products

The top 10 holdings may not be representative of the Fund’s future investments.

6

Growth and Income Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Growth and Income Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of –20.66%, –21.25%, –21.22%, –20.32%, and –20.75%, respectively. These figures compare to the –24.39% total cumulative return of the Fund’s benchmark, the S&P 500 Index.

The one-year reporting period has been difficult for U.S. large-cap stocks. Furthermore, the impact of the tragic events of Tuesday, September 11, 2001 has deeply affected the financial markets. Despite this adversity, value stocks in general, and the Growth and Income Fund, have held up relatively well. During this volatile period, the Fund benefited from a value approach that focuses on quality and diversification.

Portfolio Composition

Our quality bias has served us well in this uncertain, turbulent period. Our research driven approach focuses on large-cap companies with financial strength, meaning strong balance sheets and the ability to generate excess cash flow. This emphasis has provided a foundation for underlying stock prices and has frequently led us to companies that were well positioned in their respective industries.

Portfolio Highlights

During the period, we have aggressively looked for opportunities to further upgrade the Fund’s portfolio. When market declines occur, investors often sell for emotional reasons. This usually results in valuations compressing within industries because investors sell securities indiscriminately, without regard to underlying fundamentals. It is during these times that higher quality companies often become available at very attractive relative prices.

We believe our investment process is particularly well suited to identify these opportunities. Our team is structured around “centers of excellence,” whereby each team member has industry/sector specific responsibilities. Not only has this provided more in-depth industry expertise, but it has also allowed each of us to be more focused in our search for undervalued situations. Listed below are several of the more notable performers we held during the period.

■	Federal Home Loan Mortgage Corp. (Freddie Mac) — Freddie Mac, a company formed to help increase liquidity in the home loan market, was the Fund’s top contributor to the performance during the reporting period. Freddie Mac’s portfolio growth has been strong and it has benefited from the low interest rate environment.

 7

PORTFOLIO RESULTS

■	Canadian National Railway Co. — Our investments in solid businesses, such as Canadian National Railway Company in the transportation industry, had a positive impact on relative performance. This company has generated above-expectation revenue growth and strong free cash flow, conveying satisfactory performance despite the gloomy state of a slowing North American economy.

■	International Paper Co. — International Paper is a global forest products, paper and packaging company. The firm was a positive contributor to relative performance because it continued to benefit from capacity consolidation within the paper industry. Despite a continued shrinkage in demand, International Paper has shown that it is the leader in eliminating inefficient capacity.

Portfolio Outlook

As the U.S. market continues to experience relatively high levels of volatility and uncertainty, we expect our investment strategy to remain consistent. We believe that a research-intensive approach to buying high-quality businesses when their valuations are generally below industry averages is a sound investment strategy in any environment.

Furthermore, we believe the Fund’s diversified portfolio is a key advantage in this environment for two reasons. First, we maintain broad exposure to all industries. Therefore, while a few individual stocks and industries have declined precipitously since the market reopened on September 17, the Fund has continued to perform relatively well. Second, diversified portfolios generally provide greater liquidity. The Fund holds, on average, roughly 100 names. As such, if we need to raise cash to meet client needs we have built in the flexibility to do so.

As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

Goldman Sachs Value Investment Team

New York September 26, 2001

8

FUND BASICS

Mid Cap Value Fund
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
August 31, 2000–August 31, 2001	(without sales charge)[1]	Value Index[2]

Class A	23.29%	11.57%

Class B	22.33	11.57

Class C	22.37	11.57

Institutional	23.75	11.57

Service	23.17	11.57

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Russell Midcap Value Index (with dividends reinvested) is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	29.14%	30.62%	34.61%	37.18%	36.52%

Five Years	N/A	N/A	N/A	16.74	N/A

Since Inception	6.58	6.58	7.41	15.39	8.64

	(8/15/97)	(8/15/97)	(8/15/97)	(8/1/95)	(7/18/97)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

Energy East Corp.	3.0%	Electrical Utilities

FirstEnergy Corp.	2.9	Electrical Utilities

Ocean Energy, Inc.	2.5	Energy Resources

Ross Stores, Inc.	2.3	Clothing

Supervalu, Inc.	2.3	Food & Beverage

Aon Corp.	2.2	Property Insurance

Pioneer Natural Resources Co.	2.2	Energy Resources

Deere & Co.	1.9	Heavy Machinery

ConAgra, Inc.	1.8	Food & Beverage

Republic Services, Inc.	1.8	Environmental Services

The top 10 holdings may not be representative of the Fund’s future investments.

 9

PORTFOLIO RESULTS

Mid Cap Value Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Mid Cap Value Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 23.29%, 22.33%, 22.37%, 23.75%, and 23.17%, respectively. These figures compare very favorably to the 11.57% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index.

Despite an overall difficult market environment, mid-cap stocks in general, and mid-cap value stocks in particular, generated strong results. The Fund’s outperformance was the result of not only strong stock selection but also our emphasis on diversification and quality.

Portfolio Composition

Throughout the reporting period, our research driven approach continued to focus on mid-cap companies with financial strength. This was exemplified by firms having strong balance sheets and the ability to generate excess cash flow. This strategy provided a foundation for underlying stock prices and frequently led us to companies that were well positioned in their respective industries.

Portfolio Highlights

During the period, we aggressively looked for opportunities to further upgrade the Fund’s portfolio. When market declines occur, investors often sell for emotional reasons. This usually results in valuations compressing within industries because investors sell securities indiscriminately, without regard to underlying fundamentals. It is during these times that higher quality companies often become available at very attractive relative prices.

We believe our investment process is particularly well suited to identify these opportunities. Our team is structured around “centers of excellence,” whereby each team member has industry/sector specific responsibilities. Not only has this provided more in-depth industry expertise, but it has also allowed each of us to be more focused in our search for undervalued situations. Listed below are several of the more notable performers we held during the period.

■	Ross Stores Inc. — Ross Stores, a national chain of lower-priced retail stores, was a strong performer during the year. The company continues to expand its selection of brand names and home products, and this strategy enabled the firm to sustain its sales growth. In addition, we view the management team at Ross Stores as highly focused. Moreover, its pricing power has helped maintain low costs relative to its peers.

10

PORTFOLIO RESULTS

■	Supervalu, Inc. — Supervalu is the largest distributor of groceries to U.S. supermarkets. Despite a soft retail environment, Supervalu generated better than expected sales and profits. In addition, the company’s performance was enhanced following several reorganizations and a period of consolidation within the warehouse and chain market.

■	Republic Services, Inc. — Republic Services, a leading solid waste collection services provider, also aided the Fund’s performance. In line with the solid waste industry, the company generated strong results, despite a softening economy. We believe the firm is well positioned with its high percentage of franchise markets because this could help protect it from possible volume growth slowdowns in the future. In addition, relative to its larger competitors, Republic’s strong balance sheet should give it greater flexibility to capitalize on potentially attractive acquisition opportunities.

■	FirstEnergy Corp. — In the utility sector, our focus on companies like FirstEnergy, which has strong current cash flow, yielded positive results. We were also rewarded for avoiding utility firms whose stock prices were more dependent on “hoped for” future growth.

Portfolio Outlook

As the U.S. market continues to experience relatively high levels of volatility and uncertainty, we expect our investment strategy to remain consistent. We believe that a research-intensive approach to buying high-quality businesses when their valuations are generally below industry averages is a sound investment strategy in any environment.

Furthermore, we believe the Fund’s diversified portfolio is a key advantage in this environment for two reasons. First, we maintain broad exposure to all industries. Therefore, while a few individual stocks and industries have declined precipitously since the market reopened on September 17, the Fund has continued to perform relatively well. Second, diversified portfolios generally provide greater liquidity. The Mid Cap Value Fund holds, on average, roughly 100 securities. As such, if we need to raise cash to meet client needs we have built in the flexibility to do so.

As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

Goldman Sachs Mid Cap Value Investment Team

New York September 26, 2001

11

FUND BASICS

Small Cap Value Fund
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	Russell 2000
August 31, 2000–August 31, 2001	(without sales charge)[1]	Value Index[2]

Class A	23.01%	18.03%

Class B	22.10	18.03

Class C	22.07	18.03

Institutional	23.48	18.03

Service	22.91	18.03

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Russell 2000 Value Index (with dividends reinvested) is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	28.62%	30.10%	34.05%	36.66%	36.01%

Five Years	8.48	8.53	N/A	N/A	9.63	[4]

Since Inception	11.65	9.72	7.05	8.25	12.33	[4]

	(10/22/92)	(5/1/96)	(8/15/97)	(8/15/97)	(10/22/92)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Small Cap Value Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

Sierra Pacific Resources	2.7%	Electrical Utilities

Zenith National Insurance Corp.	2.6	Property Insurance

Ingram Micro, Inc.	1.9	Computer Hardware

Charming Shoppes, Inc.	1.8	Clothing

ShopKo Stores, Inc.	1.8	Department Stores

Prentiss Properties Trust	1.7	Equity REIT

General Semiconductor, Inc.	1.7	Semiconductors

Commercial Metals Co.	1.6	Mining

Hutchinson Technology, Inc.	1.5	Computer Hardware

Community First Bankshares, Inc.	1.5	Banks

The top 10 holdings may not be representative of the Fund’s future investments.

12

PORTFOLIO RESULTS

Small Cap Value Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Small Cap Value Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of 23.01%, 22.10%, 22.07%, 23.48%, and 22.91%, respectively. These figures compare favorably to the 18.03% total cumulative return of the Fund’s benchmark, the Russell 2000 Value Index.

Despite an overall difficult market environment, small-cap stocks in general, and small-cap value stocks in particular, generated strong results. The Fund’s outperformance was the result of not only strong stock selection, but also our emphasis on diversification and quality.

Portfolio Composition

Throughout the reporting period, our research driven approach continued to focus on small-cap companies with financial strength. This was exemplified by firms having strong balance sheets and the ability to generate excess cash flow. This strategy provided a foundation for underlying stock prices and frequently led us to companies that were well positioned in their respective industries.

Portfolio Highlights

During the period, we have aggressively looked for opportunities to further upgrade the Fund’s portfolio. When market declines occur, investors often sell for emotional reasons. This usually results in valuations compressing within industries because investors sell securities indiscriminately, without regard to underlying fundamentals. It is during these times that higher quality companies often become available at very attractive relative prices.

We believe our investment process is particularly well suited to identify these opportunities. Our team is structured around “centers of excellence,” whereby each team member has industry/sector specific responsibilities. Not only has this provided more in-depth industry expertise, but it has also allowed each of us to be more focused in our search for undervalued situations. Listed below are several of the more notable performers we held during the period.

■	Beverly Enterprises, Inc. — Beverly Enterprises is the largest nursing home operator in the U.S. The company is a well-managed, low cost operator that should benefit from improved Medicare and Medicaid pricing. Beverly’s stock rose during the period, due in part to continued improving fundamentals in the nursing home industry.

■	Pacific Century Financial Corp. — Pacific Century Financial, a banking services company, was another strong performer during the year. The company has benefited from its aggressive strategy of focusing on business in Hawaii and the West Pacific. We believe the firm’s

13

PORTFOLIO RESULTS

restructuring and new management team should allow it to maintain its strong competitive position. In addition, Pacific Century has a strong balance sheet that we believe positions it to perform well in a variety of market conditions.

■	Zenith National Insurance Corp. — Zenith National Insurance provides a variety of insurance products in California and Florida. The company benefited from improved industry pricing for workers’ compensation insurance and from growing investor recognition of its strong balance sheet and history of profitability.

Portfolio Outlook

As the U.S. market continues to experience relatively high levels of volatility and uncertainty, we expect our investment strategy to remain consistent. We believe that a research-intensive approach to buying high-quality businesses when their valuations are generally below industry averages is a sound investment strategy in any environment.

Furthermore, we believe the Fund’s diversified portfolio is a key advantage in this environment for two reasons. First, we maintain broad exposure to all industries. Therefore, while a few individual stocks and industries have declined precipitously since the market reopened on September 17, the Fund has continued to perform relatively well. Second, diversified portfolios generally provide greater liquidity. The Fund holds, on average, roughly 100-130 names. As such, if we need to raise cash to meet client needs we have built in the flexibility to do so.

As always, we appreciate your investment and look forward to earning your continued confidence in the years to come.

Goldman Sachs Small Cap Value Investment Team

New York September 26, 2001

14

GOLDMAN SACHS LARGE CAP VALUE FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on December 15, 1999 (commencement of operations) in Institutional Shares (at NAV) of the Goldman Sachs Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 1000 Value Index with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares may vary from the Institutional Shares due to differences in fees and loads.

Large Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 15, 1999 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced December 15, 1999)
Excluding sales charges	1.53%	-1.21%
Including sales charges	-1.75%	-6.61%

Class B (commenced December 15, 1999)
Excluding contingent deferred sales charges	0.73%	-1.98%
Including contingent deferred sales charges	-1.62%	-6.88%

Class C (commenced December 15, 1999)
Excluding contingent deferred sales charges	0.69%	-1.96%
Including contingent deferred sales charges	0.69%	-2.94%

Institutional Class (commenced December 15, 1999)	1.83%	-0.81%

Service Class (commenced December 15, 1999)	1.50%	-1.17%

15

 GOLDMAN SACHS LARGE CAP VALUE FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 96.4%

Airlines – 1.0%
100,505	Southwest Airlines Co.	$1,798,034

Alcohol – 1.0%
42,543	Anheuser-Busch Companies, Inc.	1,831,051

Banks – 13.6%
42,535	Bank of America Corp.	2,615,902
39,862	Bank One Corp.	1,382,813
177,892	Citigroup, Inc.	8,138,559
27,689	FleetBoston Financial Corp.	1,019,786
17,155	M&T Bank Corp.	1,246,311
21,876	Mellon Financial Corp.	771,129
37,604	PNC Financial Services Group	2,504,050
42,675	The Bank of New York Co., Inc.	1,694,198
80,732	U.S. Bancorp.	1,956,944
57,592	Wells Fargo & Co.	2,649,808
22,323	Wilmington Trust Corp.	1,361,033

		25,340,533

Chemicals – 2.7%
41,825	E.I. du Pont de Nemours & Co.	1,713,570
18,767	Minnesota Mining & Manufacturing Co.	1,953,645
39,862	The Dow Chemical Co.	1,397,562

		5,064,777

Computer Hardware – 1.1%
114,340	Compaq Computer Corp.	1,412,099
27,689	Hewlett-Packard Co.	642,662

		2,054,761

Computer Software – 1.4%
18,710	International Business Machines, Inc.	1,871,000
14,353	Microsoft Corp.*	818,839

		2,689,839

Defense/Aerospace – 2.1%
18,767	Honeywell International, Inc.	699,259
35,643	The B.F. Goodrich Co.	1,142,358
31,275	United Technologies Corp.	2,139,210

		3,980,827

Department Stores – 0.9%
47,918	The May Department Stores Co.	1,612,441

Electrical Utilities – 5.5%
110,908	Energy East Corp.	2,335,722
40,803	Entergy Corp.	1,571,732
44,848	Exelon Corp.	2,448,701
95,952	FirstEnergy Corp.	3,155,861
38,051	Reliant Resources, Inc.*	748,844

		10,260,860

Energy Resources – 7.4%
36,928	Anadarko Petroleum Corp.	1,911,024
14,369	Burlington Resources, Inc.	546,022
218,317	Exxon Mobil Corp.	8,765,428
69,543	Pioneer Natural Resources Co.*	1,217,002
37,798	Unocal Corp.	1,334,269

		13,773,745

Entertainment – 0.3%
15,303	Viacom, Inc. Class B*	648,847

Environmental Services – 1.0%
63,257	Waste Management, Inc.	1,956,539

Equity REIT – 0.8%
58,524	Cousins Properties, Inc.	1,471,879

Financial Services – 6.6%
22,087	American Express Co.	804,408
46,028	Countrywide Credit Industries, Inc.	1,910,162
64,628	Federal Home Loan Mortgage Corp.	4,063,809
11,174	Federal National Mortgage Association	851,570
19,253	Household International, Inc.	1,137,852
52,754	J.P. Morgan Chase & Co.	2,078,508
18,127	USA Education, Inc.	1,435,840

		12,282,149

Food & Beverage – 2.5%
21,246	H.J. Heinz Co.	959,894
14,369	Hershey Foods Corp.	926,513
29,876	PepsiCo, Inc.	1,404,172
39,862	Ralston Purina Group	1,302,690

		4,593,269

Forest – 2.6%
35,643	Bowater, Inc.	1,690,904
26,995	Georgia-Pacific Corp. (Timber Group)	1,066,842
49,926	International Paper Co.	2,003,031

		4,760,777

Gas Utilities – 0.5%
28,819	KeySpan Corp.	930,854

Grocery – 0.5%
35,558	The Kroger Co.*	946,554

Health Care – 3.0%
31,090	Bristol-Myers Squibb Co.	1,745,393
28,809	Merck & Co., Inc.	1,875,466
18,882	Pfizer, Inc.	723,369
11,119	Pharmacia Corp.	440,312
19,488	Schering-Plough Corp.	743,078

		5,527,618

Heavy Electrical – 0.5%
16,005	Emerson Electric Co.	857,868

16     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Heavy Machinery – 1.9%
38,326	Crane Co.	$1,076,578
57,066	Deere & Co.	2,463,539

		3,540,117

Home Products – 2.0%
19,143	Kimberly-Clark Corp.	1,187,823
34,335	The Procter & Gamble Co.	2,545,940

		3,733,763

Industrial Parts – 1.2%
31,081	Dover Corp. ADR	1,116,429
14,162	Parker-Hannifin Corp.	623,128
8,924	Tyco International Ltd.	463,602

		2,203,159

Information Services – 1.4%
10,254	Electronic Data Systems Corp.	604,781
30,018	First Data Corp.	1,976,685

		2,581,466

Life Insurance – 3.3%
43,389	AFLAC, Inc.	1,194,065
8,184	CIGNA Corp.	736,560
60,208	John Hancock Financial Services, Inc.	2,405,310
35,643	Lincoln National Corp.	1,777,160

		6,113,095

Media – 5.3%
10,662	AOL Time Warner, Inc.*	398,226
36,944	Comcast Corp.*	1,353,259
11,174	EchoStar Communications Corp.*	314,660
106,937	Fox Entertainment Group, Inc.*	2,622,095
22,087	General Motors Corp. Class H*	411,923
129,396	Liberty Media Corp. Series A*	1,966,819
46,717	The Interpublic Group of Companies, Inc.	1,265,096
38,555	The Walt Disney Co.	980,454
20,872	USA Networks, Inc. Class B*	483,395

		9,795,927

Medical Products – 2.1%
31,028	Abbott Laboratories	1,542,091
18,510	Baxter International, Inc.	955,116
28,390	Johnson & Johnson	1,496,448

		3,993,655

Mining – 0.6%
31,090	Alcoa, Inc.	1,185,151

Oil Refining – 2.2%
22,690	Chevron Corp.	2,059,117
8,184	El Paso Corp.	397,661
24,714	Texaco, Inc.	1,721,330

		4,178,108

Oil Services – 0.7%
22,087	Baker Hughes, Inc.	727,546
18,247	Noble Drilling Corp.*	496,318

		1,223,864

Property Insurance – 6.4%
62,151	AMBAC Financial Group, Inc.	3,679,339
23,301	American International Group, Inc.	1,822,138
22,017	RenaissanceRe Holdings Ltd. Series B	1,570,913
19,917	The Hartford Financial Services Group, Inc.	1,290,622
41,738	XL Capital Ltd.	3,464,254

		11,827,266

Publishing – 0.4%
12,796	Dow Jones & Co., Inc.	702,244

Railroads – 0.5%
21,579	Canadian National Railway Co.	938,686

Restaurants – 0.5%
30,627	McDonald’s Corp.	919,729

Security/Asset Management – 1.2%
42,976	Merrill Lynch & Co., Inc.	2,217,562

Semiconductors – 0.5%
32,125	Arrow Electronics, Inc.*	860,629

Telecommunications Equipment – 0.3%
115,232	Agere Systems, Inc.*	587,683

Telephone – 7.4%
102,919	AT&T Corp.	1,959,578
35,029	BellSouth Corp.	1,306,582
133,445	SBC Communications, Inc.	5,459,235
43,187	Sprint Corp.	1,007,984
74,069	Verizon Communications, Inc.	3,703,450
31,344	WorldCom, Inc.-WorldCom Group	403,084

		13,839,913

Thrifts – 0.5%
26,498	Dime Bancorp, Inc.	1,022,823

Tobacco – 1.8%
71,979	Philip Morris Companies, Inc.	3,411,805

Truck Freight – 0.2%
8,328	United Parcel Service, Inc. Class B	459,955

Wireless – 1.0%
31,599	Convergys Corp.*	886,984
36,928	Sprint Corp. (PCS Group)*	922,461

		1,809,445

TOTAL COMMON STOCKS
(Cost $183,185,736)		$179,529,267

The accompanying notes are an integral part of these financial statements.      17

Statement of Investments  (continued)
August 31, 2001

 GOLDMAN SACHS LARGE CAP VALUE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 4.6%

Joint Repurchase Agreement Account II^
$8,500,000	3.69%	09/04/2001	$8,500,000

TOTAL REPURCHASE AGREEMENT
(Cost $8,500,000)			$8,500,000

TOTAL INVESTMENTS
(Cost $191,685,736)			$188,029,267

* Non-income producing security.
^ Joint repurchase agreement was entered into on August 31, 2001.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations: ADR—American Depositary Receipt

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on February 5, 1993 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Growth and Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Standard and Poor’s 500 Index with dividends reinvested (“S&P 500 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Growth and Income Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested February 5, 1993 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	Five Years	One Year

Class A (commenced February 5, 1993)
Excluding sales charges	8.54%	4.37%	-20.66%
Including sales charges	7.83%	3.19%	-25.02%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	3.36%	3.62%	-21.25%
Including contingent deferred sales charges	3.16%	3.21%	-25.19%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-5.43%	n/a	-21.22%
Including contingent deferred sales charges	-5.43%	n/a	-22.01%

Institutional Class (commenced June 3, 1996)	4.25%	4.85%	-20.32%

Service Class (commenced March 6, 1996)	4.08%	4.30%	-20.75%

 GOLDMAN SACHS GROWTH AND INCOME FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 98.9%

Airlines – 0.8%
231,932	Southwest Airlines Co.	$4,149,264

Alcohol – 0.8%
98,384	Anheuser-Busch Companies, Inc.	4,234,447

Banks – 7.2%
54,354	Bank One Corp.	1,885,540
307,912	Citigroup, Inc.	14,086,974
32,340	M&T Bank Corp.	2,349,501
41,222	Mellon Financial Corp.	1,453,076
81,824	PNC Financial Services Group	5,448,660
77,928	The Bank of New York Co., Inc.	3,093,742
141,263	U.S. Bancorp	3,424,215
86,012	Wells Fargo & Co.	3,957,412

		35,699,120

Chemicals – 1.9%
86,987	E.I. du Pont de Nemours & Co.	3,563,857
44,905	Minnesota Mining & Manufacturing Co.	4,674,611
37,405	The Dow Chemical Co.	1,311,419

		9,549,887

Clothing – 0.2%
45,587	The Gap, Inc.	895,785

Computer Hardware – 1.1%
113,685	Compaq Computer Corp.	1,404,010
139,685	Dell Computer Corp.*	2,986,465
51,222	Hewlett-Packard Co.	1,188,863

		5,579,338

Computer Software – 5.6%
86,792	International Business Machines, Inc.	8,679,200
263,720	Microsoft Corp.*	15,045,226
232,030	Oracle Corp.*	2,833,086
22,209	Siebel Systems, Inc.*	479,714
28,395	VERITAS Software Corp.*	815,505

		27,852,731

Defense/ Aerospace – 1.6%
37,211	Honeywell International, Inc.	1,386,482
69,940	The B.F. Goodrich Co.	2,241,577
61,368	United Technologies Corp.	4,197,571

		7,825,630

Department Stores – 2.3%
59,712	The May Department Stores Co.	2,009,309
193,132	Wal-Mart Stores, Inc.	9,279,992

		11,289,301

Electrical Equipment – 0.1%
38,574	Solectron Corp.*	524,606

Electrical Utilities – 3.9%
273,916	Energy East Corp.	5,768,671
58,932	Entergy Corp.	2,270,061
47,770	Exelon Corp.	2,608,242
216,401	FirstEnergy Corp.	7,117,429
78,061	Reliant Resources, Inc.*	1,536,240

		19,300,643

Energy Resources – 6.4%
92,890	Anadarko Petroleum Corp.	4,807,058
35,846	Burlington Resources, Inc.	1,362,148
349,966	Exxon Mobil Corp.	14,051,135
190,519	Pioneer Natural Resources Co.*	3,334,083
106,080	Royal Dutch Petroleum Co. ADR	6,007,310
60,007	Unocal Corp.	2,118,247

		31,679,981

Entertainment – 0.5%
63,477	Viacom, Inc. Class B*	2,691,425

Environmental Services – 0.8%
121,860	Waste Management, Inc.	3,769,130

Equity REIT – 0.3%
68,381	Cousins Properties, Inc.	1,719,782

Financial Services – 9.4%
37,113	American Express Co.	1,351,655
95,144	Countrywide Credit Industries, Inc.	3,948,476
203,878	Federal Home Loan Mortgage Corp.	12,819,849
22,307	Federal National Mortgage Association	1,700,016
450,225	General Electric Co.	18,450,221
64,095	Household International, Inc.	3,788,015
53,867	J.P. Morgan Chase & Co.	2,122,360
33,411	USA Education, Inc.	2,646,485

		46,827,077

Food & Beverage – 2.6%
58,879	H.J. Heinz Co.	2,660,153
29,028	Hershey Foods Corp.	1,871,726
95,684	PepsiCo, Inc.	4,497,148
80,423	The Coca-Cola Co.	3,914,187

		12,943,214

Forest – 2.2%
111,339	Bowater, Inc.	5,281,922
147,185	International Paper Co.	5,905,062

		11,186,984

Gas Utilities – 0.5%
77,144	KeySpan Corp.	2,491,751

Grocery – 0.6%
107,735	The Kroger Co.*	2,867,906

Health Care – 9.6%
69,063	American Home Products Corp.	3,867,528
50,653	Amgen, Inc.*	3,256,988
91,370	Bristol-Myers Squibb Co.	5,129,512
73,155	Eli Lilly & Co.	5,679,023
54,733	GlaxoSmithKline PLC ADR	2,898,112

20     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

Shares	Description	Value
Common Stocks – (continued)

Health Care – (continued)
97,312	Merck & Co., Inc.	$6,335,011
317,976	Pfizer, Inc.	12,181,661
72,179	Pharmacia Corp.	2,858,288
142,413	Schering-Plough Corp.	5,430,208

		47,636,331

Heavy Electrical – 0.1%
10,812	Emerson Electric Co.	579,523

Heavy Machinery – 1.8%
107,833	Crane Co.	3,029,029
134,230	Deere & Co.	5,794,709

		8,823,738

Home Products – 1.7%
28,931	Colgate-Palmolive Co.	1,566,613
35,016	Kimberly-Clark Corp.	2,172,743
64,973	The Procter & Gamble Co.	4,817,748

		8,557,104

Industrial Parts – 1.1%
13,637	Parker-Hannifin Corp.	600,028
90,494	Tyco International Ltd.	4,701,163

		5,301,191

Information Services – 1.5%
35,554	Electronic Data Systems Corp.	2,096,975
80,557	First Data Corp.	5,304,678

		7,401,653

Life Insurance – 2.9%
119,569	AFLAC, Inc.	3,290,539
13,053	CIGNA Corp.	1,174,770
113,482	John Hancock Financial Services, Inc.	4,533,606
112,216	Lincoln National Corp.	5,595,090

		14,594,005

Media – 5.2%
222,240	AOL Time Warner, Inc.*	8,300,664
28,249	Clear Channel Communications, Inc.*	1,420,077
82,604	Comcast Corp.*	3,025,785
161,194	Fox Entertainment Group, Inc.*	3,952,477
49,971	General Motors Corp. Class H*	931,959
136,666	Liberty Media Corp. Series A*	2,077,323
94,917	The Interpublic Group of Companies, Inc.	2,570,352
69,648	The Walt Disney Co.	1,771,149
74,032	USA Networks, Inc. Class B*	1,714,581

		25,764,367

Medical Products – 2.9%
89,617	Abbott Laboratories	4,453,965
29,807	Baxter International, Inc.	1,538,041
162,090	Johnson & Johnson	8,543,764

		14,535,770

Mining – 0.4%
52,407	Alcoa, Inc.	1,997,755

Oil Refining – 1.8%
29,125	Chevron Corp.	2,643,094
14,709	El Paso Corp.	714,710
78,512	Texaco, Inc.	5,468,361

		8,826,165

Oil Services – 0.6%
57,959	Baker Hughes, Inc.	1,909,170
40,620	Transocean Sedco Forex, Inc.	1,173,918

		3,083,088

Property Insurance – 5.5%
76,223	AMBAC Financial Group, Inc.	4,512,402
105,251	American International Group, Inc.	8,230,628
52,991	RenaissanceRe Holdings Ltd. Series B	3,780,908
37,893	The Hartford Financial Services Group, Inc.	2,455,466
101,306	XL Capital Ltd.	8,408,398

		27,387,802

Publishing – 0.2%
22,840	Dow Jones & Co., Inc.	1,253,459

Railroads – 0.6%
71,791	Canadian National Railway Co.	3,122,909

Restaurants – 0.3%
52,796	McDonald’s Corp.	1,585,464

Security/ Asset Management – 0.6%
54,894	Merrill Lynch & Co., Inc.	2,832,530

Semiconductors – 2.9%
32,827	Altera Corp.*	932,287
91,557	Arrow Electronics, Inc.*	2,452,812
291,352	Intel Corp.	8,146,202
90,104	Texas Instruments, Inc.	2,982,442

		14,513,743

Specialty Retail – 0.6%
64,853	The Home Depot, Inc.	2,979,995

Telecommunications Equipment – 1.9%
312,397	Agere Systems, Inc.*	1,593,225
325,932	Cisco Systems, Inc.*	5,322,469
47,536	QUALCOMM, Inc.*	2,797,494

		9,713,188

Telephone – 4.6%
155,524	AT&T Corp.	2,961,177
42,373	BellSouth Corp.	1,580,513
221,868	SBC Communications, Inc.	9,076,620
95,493	Sprint Corp.	2,228,806
116,791	Verizon Communications, Inc.	5,839,550
86,208	WorldCom, Inc.-WorldCom Group	1,108,635

		22,795,301

The accompanying notes are an integral part of these financial statements.      21

 GOLDMAN SACHS GROWTH AND INCOME FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value
Common Stocks – (continued)

Thrifts – 0.5%
59,029	Dime Bancorp, Inc.	$2,278,519

Tobacco – 1.4%
152,836	Philip Morris Companies, Inc.	7,244,426

Wireless – 1.4%
86,646	Convergys Corp.*	2,432,153
174,865	Sprint Corp. (PCS Group)*	4,368,128

		6,800,281

TOTAL COMMON STOCKS
(Cost $517,797,009)		$492,686,309

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.2%

Joint Repurchase Agreement Account II^
$5,900,000	3.69%	09/04/2001	$5,900,000

TOTAL REPURCHASE AGREEMENT
(Cost $5,900,000)			$5,900,000

TOTAL INVESTMENTS
(Cost $523,697,009)			$498,586,309

*	Non-income producing security.
^	Joint repurchase agreement was entered into on August 31, 2001.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations: ADR—American Depositary Receipt

22     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Performance Summary
August 31, 2001

The following graph shows the value as of August 31, 2001, of a $10,000 investment made on August 1, 1995 (commencement of operations) in Institutional Shares (at NAV) of the Goldman Sachs Mid Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell Midcap Value Index with dividends reinvested is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares will vary from the Institutional Shares due to differences in fees and loads.

Mid Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 1, 1995 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	Five Years	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	7.75%	n/a	23.29%
Including sales charges	6.25%	n/a	16.49%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	7.01%	n/a	22.33%
Including contingent deferred sales charges	6.49%	n/a	17.31%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	7.01%	n/a	22.37%
Including contingent deferred sales charges	7.01%	n/a	21.36%

Institutional Class (commenced August 1, 1995)	14.92%	16.75%	23.75%

Service Class (commenced July 18, 1997)	8.23%	n/a	23.17%

23

 GOLDMAN SACHS MID CAP VALUE FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 93.5%

Airlines – 0.7%
33,065	Continental Airlines, Inc. Class B*	$1,442,295
71,405	Southwest Airlines Co.	1,277,436

		2,719,731

Apartments – 0.6%
53,552	Apartment Investment & Management Co.	2,570,496

Banks – 8.1%
113,859	Comerica, Inc.	6,803,075
282,405	KeyCorp	7,088,366
217,661	SouthTrust Corp.	5,302,222
128,948	The Colonial BancGroup, Inc.	1,740,798
186,722	UnionBanCal Corp.	6,927,386
76,469	Wilmington Trust Corp.	4,662,315

		32,524,162

Chemicals – 3.7%
34,056	Eastman Chemical Co.	1,321,032
357,530	IMC Global, Inc.	4,222,429
110,524	Potash Corp. of Saskatchewan, Inc.	6,944,223
45,705	PPG Industries, Inc.	2,473,555

		14,961,239

Clothing – 2.3%
312,611	Ross Stores, Inc.	9,159,502

Computer Hardware – 1.5%
399,308	Ingram Micro, Inc.*	5,989,620

Computer Software – 1.1%
91,516	Synopsys, Inc.*	4,222,548

Construction – 0.9%
115,913	Clayton Homes, Inc.	1,774,628
79,099	D.R. Horton, Inc.	1,996,459

		3,771,087

Consumer Durables – 1.2%
4,548	Ethan Allen Interiors, Inc.	159,438
207,754	Herman Miller, Inc.	4,740,946

		4,900,384

Defense/ Aerospace – 0.8%
78,850	Raytheon Co.	2,072,966
41,617	The B.F. Goodrich Co.	1,333,825

		3,406,791

Department Stores – 1.0%
41,778	Federated Department Stores, Inc.*	1,516,959
68,491	The May Department Stores Co.	2,304,722

		3,821,681

Electrical Equipment – 1.2%
52,033	Eaton Corp.	3,742,734
71,129	Solectron Corp.*	967,354

		4,710,088

Electrical Utilities – 10.1%
95,723	American Electric Power Co., Inc.	4,381,242
571,299	Energy East Corp.	12,031,557
119,237	Entergy Corp.	4,593,009
79,614	Exelon Corp.	4,346,925
356,138	FirstEnergy Corp.	11,713,379
28,820	FPL Group, Inc.	1,566,367
95,999	Reliant Resources, Inc.*	1,889,260

		40,521,739

Energy Resources – 5.1%
34,436	Devon Energy Corp.	1,593,354
538,340	Ocean Energy, Inc.	10,147,709
496,339	Pioneer Natural Resources Co.*	8,685,932

		20,426,995

Environmental Services – 1.8%
367,295	Republic Services, Inc.*	7,290,806

Equity REIT – 3.5%
98,879	Boston Properties, Inc.	3,895,833
171,967	Duke-Weeks Realty Corp.	4,345,606
40,512	Equity Residential Properties Trust	2,386,562
96,724	Health Care Property Investors, Inc.	3,429,833

		14,057,834

Financial Services – 1.3%
73,579	Countrywide Credit Industries, Inc.	3,053,529
76,097	Metris Cos., Inc.	2,069,838

		5,123,367

Food & Beverage – 4.6%
165,130	Archer-Daniels-Midland Co.	2,217,701
320,169	ConAgra, Inc.	7,347,878
432,786	Supervalu, Inc.	9,079,850

		18,645,429

Forest – 2.6%
120,654	Georgia-Pacific Corp. (Timber Group)	4,768,246
222,481	Sonoco Products Co.	5,775,607

		10,543,853

Gas Utilities – 0.7%
83,289	KeySpan Corp.	2,690,235

Health Care – 0.7%
85,522	Mylan Labs, Inc.	2,821,371

Heavy Electrical – 0.6%
191,216	UCAR International, Inc.*	2,428,443

Heavy Machinery – 1.9%
181,465	Deere & Co.	7,833,844

Home Products – 1.5%
158,507	Fortune Brands, Inc.	6,062,893

24     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Hotels – 1.9%
208,700	Harrah’s Entertainment, Inc.*	$5,964,646
49,260	Starwood Hotels & Resorts Worldwide, Inc.	1,667,451

		7,632,097

Industrial Parts – 3.3%
319,676	Pall Corp.	7,147,955
144,013	Parker-Hannifin Corp.	6,336,572

		13,484,527

Media – 0.8%
140,637	DoubleClick, Inc.*	1,129,315
75,491	The Interpublic Group of Companies, Inc.	2,044,296

		3,173,611

Medical Providers – 4.3%
188,958	Health Management Associates, Inc.*	3,769,712
181,550	Humana, Inc.*	2,178,600
148,443	Manor Care, Inc.*	4,175,702
82,211	Tenet Healthcare Corp.	4,556,134
570,257	WebMD Corp.*	2,794,259

		17,474,407

Mining – 1.1%
61,655	Nucor Corp.	2,996,433
38,235	Phelps Dodge Corp.	1,506,459

		4,502,892

Motor Vehicle – 2.3%
119,135	Delphi Automotive Systems Corp.	1,785,834
75,020	Lear Corp.*	2,718,725
268,635	Visteon Corp.	4,593,658

		9,098,217

Office – 0.3%
58,773	ProLogis Trust	1,292,418

Oil Refining – 0.4%
33,207	Tosco Corp.	1,540,805

Oil Services – 0.4%
52,691	Noble Drilling Corp.*	1,433,195

Property Insurance – 8.2%
62,648	Allmerica Financial Corp.	3,337,259
45,018	AMBAC Financial Group, Inc.	2,665,066
238,654	Aon Corp.	8,865,996
28,368	Everest Re Group, Ltd.	1,841,083
55,951	Loews Corp.	2,731,528
265,670	Old Republic International Corp.	7,133,239
73,565	The St. Paul Companies, Inc.	3,091,937
41,705	XL Capital Ltd.	3,461,515

		33,127,623

Publishing – 1.8%
72,358	A.H. Belo Corp.	1,319,810
29,017	Dow Jones & Co., Inc.	1,592,453
88,243	Media General, Inc.	4,385,677

		7,297,940

Railroads – 1.2%
75,415	Burlington Northern Santa Fe Corp.	2,044,501
37,477	CSX Corp.	1,324,437
30,822	Union Pacific Corp.	1,641,888

		5,010,826

Restaurants – 2.3%
215,296	CBRL Group, Inc.	4,534,133
111,469	Darden Restaurants, Inc.	3,190,243
34,874	Tricon Global Restaurants, Inc.*	1,486,330

		9,210,706

Security/ Asset Management – 1.3%
37,611	Alliance Capital Management Holding LP	1,969,312
64,397	The Bear Stearns Companies, Inc.	3,360,879

		5,330,191

Semiconductors – 2.3%
112,541	Arrow Electronics, Inc.*	3,014,973
106,700	Fairchild Semiconductor Corp.*	2,301,519
60,729	KEMET Corp.*	1,105,268
113,438	Vishay Intertechnology, Inc.*	2,646,509

		9,068,269

Specialty Retail – 1.5%
257,298	Toys ‘R’ Us, Inc.*	6,157,141

Telephone – 0.4%
50,839	CenturyTel, Inc.	1,781,907

Thrifts – 1.7%
103,650	GreenPoint Financial Corp.	4,085,883
256,845	Sovereign Bancorp, Inc.	2,845,843

		6,931,726

Tobacco – 0.5%
56,667	UST, Inc.	1,870,011

TOTAL COMMON STOCKS
(Cost $341,746,420)		$376,622,647

The accompanying notes are an integral part of these financial statements.      25

 GOLDMAN SACHS MID CAP VALUE FUND

Statement of Investments  (continued)
August 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 4.8%

Joint Repurchase Agreement Account II^
$19,300,000	3.69%	09/04/2001	$19,300,000

TOTAL REPURCHASE AGREEMENT
(Cost $19,300,000)			$19,300,000

TOTAL INVESTMENTS
(Cost $361,046,420)			$395,922,647

* Non-income producing security.
^ Joint repurchase agreement was entered into on August 31, 2001.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

26     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on October 22, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) in the Goldman Sachs Small Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, the Russell 2000 Value Index with dividends reinvested, is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Small Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 22, 1992 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	Five Years	One Year

Class A (commenced October 22, 1992)
Excluding sales charges	12.21%	10.03%	23.01%
Including sales charges	11.50%	8.79%	16.25%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	9.66%	9.20%	22.10%
Including contingent deferred sales charges	9.50%	8.85%	17.10%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	6.88%	n/a	22.07%
Including contingent deferred sales charges	6.88%	n/a	21.07%

Institutional Class (commenced August 15, 1997)	8.08%	n/a	23.48%

Service Class (commenced August 15, 1997)	7.58%	n/a	22.91%

27

 GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments
August 31, 2001

Shares	Description	Value

Common Stocks – 95.8%

Airlines – 0.8%
436,255	AirTran Holdings, Inc.*	$2,848,745

Apartments – 1.0%
96,453	Camden Property Trust	3,650,746

Apparel – 1.8%
70,104	Kellwood Co.	1,525,463
251,498	Tropical Sportswear Int’l Corp.*	5,100,379

		6,625,842

Banks – 8.7%
221,651	Community First Bankshares, Inc.	5,397,202
47,225	Corus Bankshares, Inc.	2,338,110
18,874	Cullen/Frost Bankers, Inc.	674,745
79,999	GBC Bancorp	2,508,769
194,682	Pacific Century Financial Corp.	5,085,094
111,502	Silicon Valley Bancshares*	2,493,185
203,249	Sky Financial Group, Inc.	4,064,980
121,536	Susquehanna Bancshares, Inc.	2,485,411
376,231	The Colonial BancGroup, Inc.	5,079,118
18,448	Wilmington Trust Corp.	1,124,775

		31,251,389

Chemicals – 3.1%
231,561	Agrium, Inc.	2,466,125
229,172	IMC Global, Inc.	2,706,521
198,515	Millennium Chemicals, Inc.	2,668,042
92,170	The Lubrizol Corp.	3,316,276

		11,156,964

Clothing – 2.9%
958,067	Charming Shoppes, Inc.*	6,534,017
239,789	Urban Outfitters, Inc.*	3,834,226

		10,368,243

Computer Hardware – 4.3%
290,998	Hutchinson Technology, Inc.*	5,494,042
452,185	Ingram Micro, Inc.*	6,782,775
542,377	Maxtor Corp.*	3,270,534

		15,547,351

Construction – 1.5%
21,967	Beazer Homes USA, Inc.*	1,425,658
188,614	Clayton Homes, Inc.	2,887,680
22,303	Lennar Corp.	993,599

		5,306,937

Consumer Durables – 0.7%
65,986	Furniture Brands International, Inc.*	1,720,915
51,504	Movado Group, Inc.	939,948

		2,660,863

Defense/Aerospace – 0.4%
58,105	Ducommun, Inc.*	781,512
39,787	Herley Industries, Inc.*	729,694

		1,511,206

Department Stores – 1.8%
695,268	ShopKo Stores, Inc.*	$6,306,081

Electrical Utilities – 5.9%
122,854	El Paso Electric Co.*	1,830,524
161,712	Energy East Corp.	3,405,655
267,980	NewPower Holdings, Inc.*	1,071,920
135,198	Public Service Co. of New Mexico	3,839,623
573,238	Sierra Pacific Resources	9,716,384
71,241	Unisource Energy Corp.	1,182,601

		21,046,707

Energy Resources – 1.6%
43,645	Louis Dreyfus Natural Gas Corp.*	1,451,196
181,174	Swift Energy Co.*	4,205,049

		5,656,245

Environmental Services – 0.8%
234,182	Casella Waste Systems, Inc.*	2,725,878

Equity REIT – 8.5%
47,667	CenterPoint Properties Corp.	2,323,766
165,397	Correctional Properties Trust	2,447,876
208,864	Cousins Properties, Inc.	5,252,930
130,608	FelCor Lodging Trust, Inc.	2,746,686
86,912	Health Care Property Investors, Inc.	3,081,900
151,567	Liberty Property Trust	4,622,793
218,990	Prentiss Properties Trust	6,203,987
103,639	Storage USA, Inc.	3,907,190

		30,587,128

Financial Services – 1.9%
98,807	Allied Capital Corp.	2,331,845
124,277	Metris Cos., Inc.	3,380,335
57,810	Willis Group Holdings Ltd.*	1,087,406

		6,799,586

Food & Beverage – 1.5%
121,889	Corn Products International, Inc.	4,022,337
129,572	The Topps Co., Inc.*	1,490,078

		5,512,415

Forest – 2.2%
364,726	Caraustar Industries, Inc.	3,774,914
218,695	Packaging Corp. of America*	4,019,614

		7,794,528

Gas Utilities – 1.3%
12,752	Atmos Energy Corp.	275,443
97,587	Northwest Natural Gas Co.	2,439,675
91,368	Vectren Corp.	1,873,044

		4,588,162

Health Care – 0.5%
31,679	Caliper Technologies Corp.*	443,506
20,190	Kos Pharmaceuticals, Inc.*	696,959
35,774	Molecular Devices Corp.*	811,712

		1,952,177

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Heavy Electrical – 3.0%
199,371	Belden, Inc.	$4,575,565
88,744	General Cable Corp.	1,343,584
382,350	UCAR International, Inc.*	4,855,845

		10,774,994

Heavy Machinery – 1.8%
284,530	AGCO Corp.	3,343,228
179,957	Milacron, Inc.	3,239,226

		6,582,454

Home Products – 0.8%
108,825	Oneida Ltd.	1,986,056
37,490	Tupperware Corp.	885,889

		2,871,945

Hotels – 0.6%
60,911	GTECH Holdings Corp.*	2,008,845

Industrial Parts – 2.2%
114,306	Denison International PLC ADR*	1,886,049
293,011	Lydall, Inc.*	2,927,180
50,197	Pentair, Inc.	1,882,387
139,257	Wabash National Corp.	1,350,793

		8,046,409

Industrial Services – 3.3%
142,278	Cornell Cos., Inc.*	2,219,537
140,007	Harsco Corp.	4,956,248
139,884	Pittston Brink’s Group	3,085,841
109,313	Wackenhut Corrections Corp.*	1,448,397

		11,710,023

Information Services – 0.5%
50,481	National Data Corp.	1,949,071

Leisure – 0.6%
163,141	Station Casinos, Inc.*	2,161,618

Life Insurance – 0.3%
34,052	Liberty Financial Companies, Inc.	1,113,500

Media – 0.2%
102,445	DoubleClick, Inc.*	822,633

Medical Products – 0.8%
82,558	Haemonetics Corp.*	2,960,530

Medical Providers – 2.6%
239,626	Beverly Enterprises, Inc.*	2,396,260
133,342	Health Net, Inc.*	2,516,164
297,622	Humana, Inc.*	3,571,464
36,196	Manor Care, Inc.*	1,018,193

		9,502,081

Mining – 2.5%
187,937	Commercial Metals Co.	5,901,222
198,368	Wolverine Tube, Inc.*	2,927,912

		8,829,134

Motor Vehicle – 0.2%
136,049	Intermet Corp.	700,652

Office – 0.5%
59,714	SL Green Realty Corp.	1,749,620

Oil Services – 1.3%
83,619	Cal Dive International, Inc.*	$1,463,332
60,335	NS Group, Inc.*	434,412
115,701	TETRA Technologies, Inc.*	2,639,140

		4,536,884

Property Insurance – 6.2%
134,756	Horace Mann Educators Corp.	2,722,071
170,505	IPC Holdings Ltd.	4,107,466
95,912	Mutual Risk Management Ltd.	1,012,831
92,138	Old Republic International Corp.	2,473,905
70,071	The Commerce Group, Inc.	2,620,655
306,437	Zenith National Insurance Corp.	9,193,110

		22,130,038

Publishing – 3.0%
123,309	ADVO, Inc.*	4,488,447
83,693	Lee Enterprises, Inc.	2,765,217
69,921	Media General, Inc.	3,475,074

		10,728,738

Restaurants – 1.8%
177,663	CBRL Group, Inc.	3,741,583
50,115	IHOP Corp.*	1,348,093
96,653	Morton’s Restaurant Group, Inc.*	1,522,285

		6,611,961

Retail – 1.3%
109,568	Pan Pacific Retail Properties, Inc.	2,875,064
130,769	Taubman Centers, Inc.	1,758,843

		4,633,907

Security/ Asset Management – 0.8%
44,836	American Capital Strategies Ltd.	1,265,272
42,452	BlackRock, Inc.*	1,615,299

		2,880,571

Semiconductors – 2.7%
201,700	Entegris, Inc.*	2,420,400
466,482	General Semiconductor, Inc.*	6,040,942
307,074	NeoMagic Corp.*	1,099,540

		9,560,882

Specialty Retail – 3.9%
63,726	Aaron Rents, Inc. Class B	1,122,215
297,621	Brookstone, Inc.*	4,136,932
190,262	Lithia Motors, Inc.*	3,196,401
156,942	Pier 1 Imports, Inc.	1,906,845
232,932	The Good Guys, Inc.*	784,981
188,610	Tuesday Morning Corp.*	2,674,490

		13,821,864

The accompanying notes are an integral part of these financial statements.      29

 GOLDMAN SACHS SMALL CAP VALUE FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value

Common Stocks – (continued)

Thrifts – 1.7%
220,973	Sovereign BanCorp., Inc.	$2,448,381
152,985	Washington Federal, Inc.	3,797,088

		6,245,469

Truck Freight – 2.0%
69,261	Arkansas Best Corp.*	1,840,265
106,579	Heartland Express, Inc.*	2,888,291
19,312	Landstar Systems, Inc.*	1,434,302
26,433	Teekay Shipping Corp.	948,945

		7,111,803

TOTAL COMMON STOCKS
(Cost $302,594,440)		$343,942,819

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 7.1%

Joint Repurchase Agreement Account II^
$25,700,000	3.69%	09/04/2001	$25,700,000

TOTAL REPURCHASE AGREEMENT
(Cost $25,700,000)			$25,700,000

TOTAL INVESTMENTS
(Cost $328,294,440)			$369,642,819

* Non-income producing security.

^ Joint repurchase agreement was entered into on August 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations: ADR—American Depositary Receipt

30     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2001

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Assets:

Investment in securities, at value (identified cost $191,685,736, $523,697,009, $361,046,420 and $328,294,440, respectively)	$188,029,267	$498,586,309	$395,922,647	$369,642,819
Cash	89,530	39,116	10,666	10,838
Receivables:
Fund shares sold	2,344,080	349,314	6,758,784	2,183,048
Investment securities sold	—	—	1,306,282	451,883
Dividends and interest	278,970	752,318	788,399	416,032
Reimbursement from investment adviser	125,491	—	37,707	72,832
Other assets	—	—	2,130	1,465

Total assets	190,867,338	499,727,057	404,826,615	372,778,917

Liabilities:

Payables:
Investment securities purchased	4,332,187	—	888,776	12,197,500
Fund shares repurchased	58,418	979,636	566,830	891,569
Amounts owed to affiliates	160,612	584,552	346,078	454,464
Accrued expenses and other liabilities	94,675	69,185	82,150	79,601

Total liabilities	4,645,892	1,633,373	1,883,834	13,623,134

Net Assets:

Paid-in capital	191,577,760	602,868,445	355,010,289	341,438,011
Accumulated undistributed net investment income (loss)	503,057	(129)	3,515,999	1,238,692
Accumulated net realized gain (loss) on investment and futures transactions	(2,202,902)	(79,663,932)	9,540,266	(24,869,299)
Net unrealized gain (loss) on investments	(3,656,469)	(25,110,700)	34,876,227	41,348,379

NET ASSETS	$186,221,446	$498,093,684	$402,942,781	$359,155,783

Net asset value, offering and redemption price per share:(a)
Class A	$10.21	$19.66	$24.34	$28.55
Class B	$10.10	$19.23	$24.01	$27.35
Class C	$10.10	$19.19	$23.98	$27.38
Institutional	$10.24	$19.84	$24.35	$28.98
Service	$10.23	$19.63	$24.14	$28.43

Shares outstanding:
Class A	12,047,648	18,067,925	3,966,738	8,576,986
Class B	874,547	5,135,456	1,782,992	1,789,293
Class C	359,923	539,945	671,262	662,554
Institutional	4,955,214	1,421,754	10,153,088	1,594,357
Service	150	284,228	10,604	35,395

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	18,237,482	25,449,308	16,584,684	12,658,585

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds is $10.80, $20.80, $25.76 and $30.21, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.      31

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Operations
For the Year Ended August 31, 2001

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Investment income:

Dividends(a)	$1,249,733	$7,274,995	$5,969,468	$4,804,238
Interest	214,933	541,487	920,307	725,828

Total income	1,464,666	7,816,482	6,889,775	5,530,066

Expenses:

Management fees	559,356	4,334,429	2,214,608	2,644,441
Distribution and Service fees(b)	155,248	2,460,534	542,966	939,867
Transfer Agent fees(b)	92,877	1,122,551	259,111	458,240
Custodian fees	192,972	141,348	127,558	137,392
Registration fees	127,533	82,284	88,523	79,604
Printing fees	72,448	82,936	74,827	76,676
Professional fees	41,335	50,715	50,675	51,437
Trustee fees	9,978	9,978	9,978	9,978
Service share fees	—	34,479	1,176	2,035
Other	35,244	90,671	50,613	78,419

Total expenses	1,286,991	8,409,925	3,420,035	4,478,089

Less — expense reductions	(431,770)	(123,562)	(95,081)	(264,263)

Net expenses	855,221	8,286,363	3,324,954	4,213,826

NET INVESTMENT INCOME (LOSS)	609,445	(469,881)	3,564,821	1,316,240

Realized and unrealized gain (loss) on investment transactions:

Net realized gain (loss) from investment transactions	(1,784,321)	(23,409,316)	31,401,841	29,101,096
Net change in unrealized gain on investments	(5,007,788)	(124,968,017)	22,044,876	23,416,879

Net realized and unrealized gain (loss) on investment transactions	(6,792,109)	(148,377,333)	53,446,717	52,517,975

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,182,664)	$(148,847,214)	$57,011,538	$53,834,215

(a)	Foreign taxes withheld on dividends were $961, $26,805, $23,026 and $18,513 for the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
(b)	Class specific Distribution, Service and Transfer Agent fees were as follows:

	Distribution and Service fees			Transfer Agent fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Large Cap Value	$88,353	$48,744	$18,151	$67,148	$9,261	$3,449	$13,019	$0
Growth and Income	1,123,975	1,212,045	124,514	854,221	230,289	23,658	11,625	2,758
Mid Cap Value	132,340	313,397	97,229	100,579	59,545	18,474	80,419	94
Small Cap Value	469,961	354,818	115,088	357,170	67,415	21,867	11,625	163

32     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2001

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

From operations:

Net investment income (loss)	$609,445	$(469,881)	$3,564,821	$1,316,240
Net realized gain (loss) from investment transactions	(1,784,321)	(23,409,316)	31,401,841	29,101,096
Net change in unrealized gain on investments	(5,007,788)	(124,968,017)	22,044,876	23,416,879

Net increase (decrease) in net assets resulting from operations	(6,182,664)	(148,847,214)	57,011,538	53,834,215

Distributions to shareholders:

From net investment income
Class A Shares	(54,842)	—	(297,297)	—
Class B Shares	(6,654)	—	(82,704)	—
Class C Shares	(2,117)	—	(27,256)	—
Institutional Shares	(175,037)	—	(1,593,212)	—
Service Shares	(5)	—	(1,478)	—

Total distributions to shareholders	(238,655)	—	(2,001,947)	—

From share transactions:

Proceeds from sales of shares	188,878,656	39,933,973	173,604,372	169,066,632
Reinvestment of dividends and distributions	148,662	—	1,835,109	—
Cost of shares repurchased	(22,154,546)	(177,088,728)	(53,046,065)	(85,690,999)

Net increase (decrease) in net assets resulting from share transactions	166,872,772	(137,154,755)	122,393,416	83,375,633

TOTAL INCREASE (DECREASE)	160,451,453	(286,001,969)	177,403,007	137,209,848

Net assets:

Beginning of year	25,769,993	784,095,653	225,539,774	221,945,935

End of year	$186,221,446	$498,093,684	$402,942,781	$359,155,783

Accumulated undistributed net investment income (loss)	$503,057	$(129)	$3,515,999	$1,238,692

The accompanying notes are an integral part of these financial statements.      33

 GOLDMAN SACHS VALUE EQUITY FUNDS

Statements of Changes in Net Assets
For the Period Ended August 31, 2000

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund(a)	Income Fund	Value Fund	Value Fund

From operations:

Net investment income (loss)	$130,830	$1,454,425	$2,866,324	$(13,530)
Net realized loss from investment, futures and options transactions	(418,576)	(54,516,019)	(16,933,957)	(8,307,106)
Net change in unrealized gain (loss) on investments, futures and options transactions	1,351,319	98,714,630	27,143,384	36,005,585

Net increase in net assets resulting from operations	1,063,573	45,653,036	13,075,751	27,684,949

Distributions to shareholders:

From net investment income
Class A Shares	—	(1,750,861)	(279,844)	—
Class B Shares	—	(187,991)	—	—
Class C Shares	—	(20,602)	—	—
Institutional Shares	—	(114,748)	(1,995,272)	—
Service Shares	—	(18,316)	(1,120)	—
In excess of net investment income
Class A Shares	—	(865,614)	—	—
Class B Shares	—	(92,941)	—	—
Class C Shares	—	(10,186)	—	—
Institutional Shares	—	(56,731)	—	—
Service Shares	—	(9,056)	—	—
From net realized gain on investment and options transactions
Class A Shares	—	(40,865,392)	—	—
Class B Shares	—	(12,294,241)	—	—
Class C Shares	—	(1,338,227)	—	—
Institutional Shares	—	(1,708,729)	—	—
Service Shares	—	(523,645)	—	—

Total distributions to shareholders	—	(59,857,280)	(2,276,236)	—

From share transactions:

Proceeds from sales of shares	27,589,665	47,866,453	29,205,968	34,453,997
Reinvestment of dividends and distributions	—	56,587,452	2,225,142	—
Cost of shares repurchased	(2,883,245)	(506,756,739)	(98,141,541)	(123,238,056)

Net increase (decrease) in net assets resulting from share transactions	24,706,420	(402,302,834)	(66,710,431)	(88,784,059)

TOTAL INCREASE (DECREASE)	25,769,993	(416,507,078)	(55,910,916)	(61,099,110)

Net assets:

Beginning of period	—	1,200,602,731	281,450,690	283,045,045

End of period	$25,769,993	$784,095,653	$225,539,774	$221,945,935

Accumulated undistributed net investment income	$131,769	$—	$2,001,174	$—

(a)	Commencement date of operations was December 15, 1999 for all share classes.

The accompanying notes are an integral part of these financial statements.

34

GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements
August 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end, management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund, Growth and Income Fund, Mid Cap Value Fund and Small Cap Value Fund (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign taxes where applicable. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds, based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for the Growth and Income Fund and annually for the Large Cap Value, Mid Cap Value and Small Cap Value Funds. Capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
     The Funds, at their most recent tax year-ends of August 31, 2001, had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes. These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

Fund	Amount	Years of Expiration

Large Cap Value	$130,000	2009

Growth and Income	43,881,000	2008

Small Cap Value	20,412,000	2007

     In addition, the Growth and Income Fund will elect to treat net capital losses of approximately $30,254,000 incurred in the ten-month period ended August 31, 2001 as having been incurred in the following fiscal year.

35

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements  (continued)
August 31, 2001

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

At August 31, 2001, the aggregate cost of portfolio securities, gross unrealized gain on investments and gross unrealized loss on investments for federal income tax purposes are as follows:

				Net
		Gross	Gross	Unrealized
Fund	Tax Cost	Unrealized Gain	Unrealized Loss	Gain (Loss)

Large Cap Value	$193,633,948	$4,152,953	$9,757,634	$(5,604,681)

Growth and Income	529,225,511	42,376,960	73,016,162	(30,639,202)

Mid Cap Value	363,845,968	39,576,131	7,499,452	32,076,679

Small Cap Value	332,712,510	43,970,435	7,040,126	36,930,309

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations for their services with respect to such shares. Each class of shares of the Funds separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians.

G.  Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreements (the “Agreements”), Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.75%, 0.70%, 0.75% and 1.00% of the average daily net assets of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

36

GOLDMAN SACHS VALUE EQUITY FUNDS

3. AGREEMENTS (continued)

     The investment adviser has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage commissions, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, 0.06%, 0.05%, 0.10% and 0.06% of the average daily net assets of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

     Goldman Sachs serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $802,000, $72,000, $328,000 and $538,000 during the year ended August 31, 2001 for the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

     The Trust, on behalf of each Fund, has adopted a Service Plan. This plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis), of the average daily net asset value of the Service Shares.

     For the year ended August 31, 2001, the Funds’ adviser has voluntarily agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Custody	Total Expense
Fund	Reimbursement	Credit	Reduction

Large Cap Value	$429	$3	$432

Growth and Income	121	3	124

Mid Cap Value	90	5	95

Small Cap Value	260	4	264

     At August 31, 2001, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Large Cap Value	$107	$33	$21	$161

Growth and Income	329	176	80	585

Mid Cap Value	249	66	31	346

Small Cap Value	298	105	51	454

37

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements  (continued)

August 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the year ended August 31, 2001, were as follows:

Fund	Purchases	Sales and Maturities

Large Cap Value	$213,498,483	$51,116,588

Growth and Income	248,685,015	391,387,790

Mid Cap Value	400,303,758	282,655,466

Small Cap Value	317,728,909	235,020,998

     For the year ended August 31, 2001, Goldman Sachs earned approximately $25,000, $11,000, $41,000 and $152,000 of brokerage commissions from portfolio transactions executed on behalf of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, each Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss. At August 31, 2001, the Funds had no open futures contracts.

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. At August 31, 2001, the Funds had no open written option contracts.

38

GOLDMAN SACHS VALUE EQUITY FUNDS

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2001, the Funds did not have any borrowings under this facility.

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSAM or its affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

     At August 31, 2001, the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds had undivided interests in the repurchase agreements in the joint account which equaled $8,500,000, $5,900,000, $19,300,000 and $25,700,000, respectively, in principal amount. At August 31, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

Repurchase Agreements	Principal	Interest	Maturity	Amortized	Maturity
	Amount	Rate	Date	Cost	Value

Bank of America	$1,000,000,000	3.69%	09/04/2001	$1,000,000,000	$1,000,410,000

Barclays Capital	400,000,000	3.69	09/04/2001	400,000,000	400,164,000

C.S. First Boston Corp.	300,000,000	3.69	09/04/2001	300,000,000	300,123,000

Deutsche Bank Securities, Inc.	3,000,000,000	3.70	09/04/2001	3,000,000,000	3,001,233,333

Greenwich Capital	400,000,000	3.69	09/04/2001	400,000,000	400,164,000

J.P. Morgan Chase & Co.	3,000,000,000	3.69	09/04/2001	3,000,000,000	3,001,230,000

Morgan Stanley	3,000,000,000	3.67	09/04/2001	3,000,000,000	3,001,223,333

UBS Warburg LLC	550,000,000	3.70	09/04/2001	550,000,000	550,226,111

UBS Warburg LLC	1,016,000,000	3.69	09/04/2001	1,016,000,000	1,016,416,560

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$12,666,000,000	$12,671,190,337

39

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements  (continued)
August 31, 2001

7. OTHER MATTERS

As of August 31, 2001, Goldman, Sachs & Co. Employees Profit Sharing Master Trust was the beneficial owner of approximately 47% of the outstanding shares of the Mid Cap Value Fund.

8. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Large Cap Value Fund reclassified $493 from paid-in capital and $5 from accumulated net realized loss on investment and futures transactions to accumulated undistributed net investment income. The Growth and Income Fund reclassified $469,752 from paid-in capital to accumulated undistributed net investment loss. The Mid Cap Value Fund reclassified $590 from paid-in capital and $48,049 from accumulated undistributed net investment income to accumulated net realized gain on investment and futures transactions. The Small Cap Value Fund reclassified $77,548 from accumulated undistributed net investment income to accumulated net realized loss on investment and futures transactions. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of net operating losses, real estate investment trust reclassifications and organization costs.

40

GOLDMAN SACHS VALUE EQUITY FUNDS

9. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended August 31, 2001 is as follows:

	Large Cap Value Fund		Growth and Income Fund		Mid Cap Value Fund		Small Cap Value Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,979,091	$126,984,941	972,634	$21,035,379	2,667,835	$63,077,661	4,374,177	$115,029,757
Reinvestments of dividends and distributions	4,283	46,084	—	—	13,577	288,509	—	—
Shares repurchased	(626,655)	(6,648,246)	(6,161,905)	(134,478,447)	(683,381)	(15,075,313)	(2,595,679)	(66,907,554)

	11,356,719	120,382,779	(5,189,271)	(113,443,068)	1,998,031	48,290,857	1,778,498	48,122,203

Class B Shares
Shares sold	870,463	9,112,316	261,691	5,526,206	952,410	21,619,573	752,465	19,183,625
Reinvestments of dividends and distributions	513	5,484	—	—	3,355	70,725	—	—
Shares repurchased	(149,648)	(1,545,745)	(1,494,704)	(32,363,565)	(304,526)	(6,861,939)	(266,715)	(6,464,393)

	721,328	7,572,055	(1,233,013)	(26,837,359)	651,239	14,828,359	485,750	12,719,232

Class C Shares
Shares sold	320,918	3,357,795	88,928	1,896,301	484,924	11,045,909	375,913	9,572,094
Reinvestments of dividends and distributions	181	1,934	—	—	1,162	24,466	—	—
Shares repurchased	(43,548)	(456,874)	(195,186)	(4,217,548)	(105,593)	(2,364,832)	(89,219)	(2,178,528)

	277,551	2,902,855	(106,258)	(2,321,247)	380,493	8,705,543	286,694	7,393,566

Institutional Shares
Shares sold	4,654,996	49,423,604	464,735	10,409,552	3,398,814	77,859,117	904,771	24,410,605
Reinvestments of dividends and distributions	8,843	95,160	—	—	68,393	1,449,931	—	—
Shares repurchased	(1,261,434)	(13,503,681)	(189,037)	(4,212,910)	(1,279,486)	(28,743,835)	(437,339)	(10,109,220)

	3,402,405	36,015,083	275,698	6,196,642	2,187,721	50,565,213	467,432	14,301,385

Service Shares
Shares sold	—	—	48,366	1,066,535	92	2,112	33,006	870,551
Reinvestments of dividends and distributions	—	—	—	—	70	1,478	—	—
Shares repurchased	—	—	(84,066)	(1,816,258)	(6)	(146)	(1,191)	(31,304)

	—	—	(35,700)	(749,723)	156	3,444	31,815	839,247

NET INCREASE (DECREASE)	15,758,003	$166,872,772	(6,288,544)	$(137,154,755)	5,217,640	$122,393,416	3,050,189	$83,375,633

41

 GOLDMAN SACHS VALUE EQUITY FUNDS

Notes to Financial Statements  (continued)

August 31, 2001

9. SUMMARY OF SHARE TRANSACTIONS

Share activity for the period ended August 31, 2000 is as follows:

	Large Cap Value Fund(a)		Growth and Income Fund		Mid Cap Value Fund		Small Cap Value Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	923,249	$9,131,437	1,336,043	$31,836,651	815,181	$14,319,663	1,375,654	$27,265,326
Reinvestments of dividends and distributions	—	—	1,808,369	42,287,423	16,254	270,462	—	—
Shares repurchased	(232,320)	(2,326,070)	(14,540,480)	(344,395,625)	(1,527,747)	(26,456,142)	(5,211,119)	(99,633,194)

	690,929	6,805,367	(11,396,068)	(270,271,551)	(696,312)	(11,866,017)	(3,835,465)	(72,367,868)

Class B Shares
Shares sold	162,981	1,619,970	354,447	8,333,880	203,697	3,662,014	183,134	3,555,201
Reinvestments of dividends and distributions	—	—	467,551	10,834,187	2	31	—	—
Shares repurchased	(9,762)	(97,213)	(5,569,557)	(130,534,853)	(817,446)	(13,980,108)	(819,879)	(15,030,277)

	153,219	1,522,757	(4,747,559)	(111,366,786)	(613,747)	(10,318,063)	(636,745)	(11,475,076)

Class C Shares
Shares sold	108,974	1,083,827	82,360	1,922,744	75,788	1,333,632	137,123	2,640,911
Reinvestments of dividends and distributions	—	—	51,899	1,200,022	—	—	—	—
Shares repurchased	(26,602)	(248,355)	(771,431)	(18,113,626)	(322,641)	(5,484,036)	(180,209)	(3,309,647)

	82,372	835,472	(637,172)	(14,990,860)	(246,853)	(4,150,404)	(43,086)	(668,736)

Institutional Shares
Shares sold	1,573,915	15,752,931	181,437	4,379,832	541,972	9,884,659	47,653	945,353
Reinvestments of dividends and distributions	—	—	74,291	1,738,712	117,753	1,953,524	—	—
Shares repurchased	(21,106)	(211,607)	(411,654)	(9,765,648)	(3,020,832)	(52,215,710)	(275,006)	(5,233,437)

	1,552,809	15,541,324	(155,926)	(3,647,104)	(2,361,107)	(40,377,527)	(227,353)	(4,288,084)

Service Shares
Shares sold	150	1,500	58,518	1,393,346	350	6,000	2,401	47,206
Reinvestments of dividends and distributions	—	—	22,542	527,108	68	1,125	—	—
Shares repurchased	—	—	(166,719)	(3,946,987)	(334)	(5,545)	(1,714)	(31,501)

	150	1,500	(85,659)	(2,026,533)	84	1,580	687	15,705

NET INCREASE (DECREASE)	2,479,479	$24,706,420	(17,022,384)	$(402,302,834)	(3,917,935)	$(66,710,431)	(4,741,962)	$(88,784,059)

(a)	Commencement date of operations was December 15, 1999 for all share classes.

42

GOLDMAN SACHS VALUE EQUITY FUNDS

Goldman Sachs Trust — Value Equity Funds — Tax Information (Unaudited)

           For the year ended August 31, 2001, 100% of the dividends paid from net investment company taxable income by the Large Cap Value and Mid Cap Value Funds, qualify for the dividends received deduction available to corporations.

43

 GOLDMAN SACHS LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset	Net
	value,	investment	Net realized	Total from	From net
	beginning	income	and unrealized	investment	investment
	of period	(loss)(c)	gain (loss)	operations	income

FOR THE YEAR ENDED AUGUST 31,

2001 - Class A Shares	$10.39	$0.08	$(0.20)	$(0.12)	$(0.06)
2001 - Class B Shares	10.33	(0.01)	(0.19)	(0.20)	(0.03)
2001 - Class C Shares	10.32	(0.01)	(0.19)	(0.20)	(0.02)
2001 - Institutional Shares	10.40	0.12	(0.20)	(0.08)	(0.08)
2001 - Service Shares	10.38	0.08	(0.20)	(0.12)	(0.03)

FOR THE PERIOD ENDED AUGUST 31,

2000 - Class A Shares (commenced Dec. 15, 1999)	10.00	0.06	0.33	0.39	—
2000 - Class B Shares (commenced Dec. 15, 1999)	10.00	—	0.33	0.33	—
2000 - Class C Shares (commenced Dec. 15, 1999)	10.00	0.01	0.31	0.32	—
2000 - Institutional Shares (commenced Dec. 15, 1999)	10.00	0.09	0.31	0.40	—
2000 - Service Shares (commenced Dec. 15, 1999)	10.00	0.07	0.31	0.38	—

(a)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

44     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.21	(1.21)%	$123,013	1.25%		0.73%		1.83%		0.15%		69%
10.10	(1.98)	8,830	2.00		(0.06)		2.58		(0.64)		69
10.10	(1.96)	3,636	2.00		(0.05)		2.58		(0.63)		69
10.24	(0.81)	50,740	0.85		1.09		1.43		0.51		69
10.23	(1.17)	2	1.35		0.80		1.93		0.22		69

10.39	3.90	7,181	1.25	(b)	0.84	(b)	3.30	(b)	(1.21	)(b)	67
10.33	3.30	1,582	2.00	(b)	0.06	(b)	4.05	(b)	(1.99	)(b)	67
10.32	3.20	850	2.00	(b)	0.15	(b)	4.05	(b)	(1.90	)(b)	67
10.40	4.00	16,155	0.85	(b)	1.31	(b)	2.90	(b)	(0.74	)(b)	67
10.38	3.80	2	1.35	(b)	0.95	(b)	3.40	(b)	(1.10	)(b)	67

      45

 GOLDMAN SACHS GROWTH AND INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$24.78	$0.01	(c)	$(5.13)	$(5.12)	$—	$—	$—	$—
2001 - Class B Shares	24.42	(0.15	)(c)	(5.04)	(5.19)	—	—	—	—
2001 - Class C Shares	24.37	(0.15	)(c)	(5.03)	(5.18)	—	—	—	—
2001 - Institutional Shares	24.91	0.11	(c)	(5.18)	(5.07)	—	—	—	—
2001 - Service Shares	24.77	(0.01	)(c)	(5.13)	(5.14)	—	—	—	—

2000 - Class A Shares	24.68	0.07	(c)	1.44	1.51	(0.05)	(0.03)	(1.33)	(1.41)
2000 - Class B Shares	24.46	(0.10	)(c)	1.42	1.32	(0.02)	(0.01)	(1.33)	(1.36)
2000 - Class C Shares	24.41	(0.09	)(c)	1.40	1.31	(0.01)	(0.01)	(1.33)	(1.35)
2000 - Institutional Shares	24.72	0.16	(c)	1.49	1.65	(0.09)	(0.04)	(1.33)	(1.46)
2000 - Service Shares	24.68	0.05	(c)	1.44	1.49	(0.05)	(0.02)	(1.33)	(1.40)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	24.33	0.19		0.31	0.50	(0.15)	—	—	(0.15)
1999 - Class B Shares	24.13	0.08		0.31	0.39	(0.06)	—	—	(0.06)
1999 - Class C Shares	24.08	0.08		0.30	0.38	(0.05)	—	—	(0.05)
1999 - Institutional Shares	24.35	0.34		0.23	0.57	(0.20)	—	—	(0.20)
1999 - Service Shares	24.33	0.17		0.32	0.49	(0.14)	—	—	(0.14)

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	25.93	0.20		(1.60)	(1.40)	(0.19)	(0.01)	—	(0.20)
1999 - Class B Shares	25.73	0.02		(1.58)	(1.56)	(0.04)	—	—	(0.04)
1999 - Class C Shares	25.70	0.02		(1.59)	(1.57)	(0.05)	—	—	(0.05)
1999 - Institutional Shares	25.95	0.29		(1.58)	(1.29)	(0.30)	(0.01)	—	(0.31)
1999 - Service Shares	25.92	0.17		(1.58)	(1.41)	(0.17)	(0.01)	—	(0.18)

1998 - Class A Shares	23.18	0.11		5.27	5.38	(0.11)	—	(2.52)	(2.63)
1998 - Class B Shares	23.10	0.04		5.14	5.18	—	(0.03)	(2.52)	(2.55)
1998 - Class C Shares (commenced August 15, 1997)	28.20	(0.01)		0.06	0.05	—	(0.03)	(2.52)	(2.55)
1998 - Institutional Shares	23.19	0.27		5.23	5.50	(0.22)	—	(2.52)	(2.74)
1998 - Service Shares	23.17	0.14		5.23	5.37	(0.06)	(0.04)	(2.52)	(2.62)

1997 - Class A Shares	19.98	0.35		5.18	5.53	(0.35)	(0.01)	(1.97)	(2.33)
1997 - Class B Shares (commenced May 1, 1996)	20.82	0.17		4.31	4.48	(0.17)	(0.06)	(1.97)	(2.20)
1997 - Institutional Shares (commenced June 3, 1996)	21.25	0.29		3.96	4.25	(0.30)	(0.04)	(1.97)	(2.31)
1997 - Service Shares (commenced March 6, 1996)	20.71	0.28		4.50	4.78	(0.28)	(0.07)	(1.97)	(2.32)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

46     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$19.66	(20.66)%	$355,205	1.19%		0.07%		1.21%		0.05%		40%
19.23	(21.25)	98,747	1.94		(0.68)		1.96		(0.70)		40
19.19	(21.22)	10,360	1.94		(0.68)		1.96		(0.70)		40
19.84	(20.32)	28,201	0.79		0.49		0.81		0.47		40
19.63	(20.75)	5,581	1.29		(0.03)		1.31		(0.05)		40

24.78	6.48	576,354	1.18		0.31		1.18		0.31		87
24.42	5.70	155,527	1.93		(0.41)		1.93		(0.41)		87
24.37	5.67	15,746	1.93		(0.40)		1.93		(0.40)		87
24.91	7.05	28,543	0.78		0.69		0.78		0.69		87
24.77	6.40	7,926	1.28		0.20		1.28		0.20		87

24.68	2.05	855,174	1.19	(b)	1.26	(b)	1.20	(b)	1.25	(b)	55
24.46	1.60	271,912	1.94	(b)	0.51	(b)	1.95	(b)	0.50	(b)	55
24.41	1.58	31,328	1.94	(b)	0.51	(b)	1.95	(b)	0.50	(b)	55
24.72	2.32	32,181	0.79	(b)	1.72	(b)	0.80	(b)	1.71	(b)	55
24.68	2.01	10,008	1.29	(b)	1.16	(b)	1.30	(b)	1.15	(b)	55

24.33	(5.40)	1,122,157	1.22		0.78		1.32		0.68		126
24.13	(6.07)	349,662	1.92		0.09		1.92		0.09		126
24.08	(6.12)	48,146	1.92		0.10		1.92		0.10		126
24.35	(5.00)	173,696	0.80		1.25		0.80		1.25		126
24.33	(5.44)	11,943	1.30		0.72		1.30		0.72		126

25.93	23.71	1,216,582	1.25		0.43		1.42		0.26		62
25.73	22.87	307,815	1.94		(0.35)		1.94		(0.35)		62
25.70	0.51	31,686	1.99	(b)	(0.48	)(b)	1.99	(b)	(0.48	)(b)	62
25.95	24.24	36,225	0.83		0.76		0.83		0.76		62
25.92	23.63	8,893	1.32		0.32		1.32		0.32		62

23.18	28.42	615,103	1.22		1.60		1.43		1.39		53
23.10	22.23	17,346	1.93	(b)	0.15	(b)	1.93	(b)	0.15	(b)	53
23.19	20.77	193	0.82	(b)	1.36	(b)	0.82	(b)	1.36	(b)	53
23.17	23.87	3,174	1.32	(b)	0.94	(b)	1.32	(b)	0.94	(b)	53

      47

 GOLDMAN SACHS MID CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$19.88	$0.24	(c)	$4.37	$4.61	$(0.15)	$—	$—	$(0.15)
2001 - Class B Shares	19.69	0.06	(c)	4.33	4.39	(0.07)	—	—	(0.07)
2001 - Class C Shares	19.67	0.06	(c)	4.33	4.39	(0.08)	—	—	(0.08)
2001 - Institutional Shares	19.86	0.33	(c)	4.36	4.69	(0.20)	—	—	(0.20)
2001 - Service Shares	19.73	0.21	(c)	4.34	4.55	(0.14)	—	—	(0.14)

2000 - Class A Shares	18.42	0.20	(c)	1.38	1.58	(0.12)	—	—	(0.12)
2000 - Class B Shares	18.23	0.06	(c)	1.40	1.46	—	—	—	—
2000 - Class C Shares	18.24	0.06	(c)	1.37	1.43	—	—	—	—
2000 - Institutional Shares	18.45	0.27	(c)	1.36	1.63	(0.22)	—	—	(0.22)
2000 - Service Shares	18.31	0.18	(c)	1.35	1.53	(0.11)	—	—	(0.11)

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	18.38	0.06		1.71	1.77	—	—	(1.73)	(1.73)
1999 - Class B Shares	18.29	(0.04)		1.71	1.67	—	—	(1.73)	(1.73)
1999 - Class C Shares	18.30	(0.04)		1.71	1.67	—	—	(1.73)	(1.73)
1999 - Institutional Shares	18.37	0.09		1.72	1.81	—	—	(1.73)	(1.73)
1999 - Service Shares	18.29	0.05		1.70	1.75	—	—	(1.73)	(1.73)

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	21.61	0.10		(2.38)	(2.28)	(0.07)	—	(0.88)	(0.95)
1999 - Class B Shares	21.57	(0.05)		(2.35)	(2.40)	—	—	(0.88)	(0.88)
1999 - Class C Shares	21.59	(0.05)		(2.34)	(2.39)	(0.02)	—	(0.88)	(0.90)
1999 - Institutional Shares	21.65	0.19		(2.38)	(2.19)	(0.21)	—	(0.88)	(1.09)
1999 - Service Shares	21.62	0.03		(2.31)	(2.28)	(0.17)	—	(0.88)	(1.05)

1998 - Class A Shares (commenced August 15, 1997)	23.63	0.09		0.76	0.85	(0.06)	(0.04)	(2.77)	(2.87)
1998 - Class B Shares (commenced August 15, 1997)	23.63	0.06		0.74	0.80	(0.09)	—	(2.77)	(2.86)
1998 - Class C Shares (commenced August 15, 1997)	23.63	0.06		0.76	0.82	(0.09)	—	(2.77)	(2.86)
1998 - Institutional Shares	18.73	0.16		5.66	5.82	(0.13)	—	(2.77)	(2.90)
1998 - Service Shares (commenced August 15, 1997)	23.01	0.09		1.40	1.49	(0.11)	—	(2.77)	(2.88)

1997 - Institutional Shares	15.91	0.24		3.77	4.01	(0.24)	(0.93)	(0.02)	(1.19)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

48     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$24.34	23.29%	$96,568	1.29%		1.05%		1.32%		1.02%		101%
24.01	22.33	42,813	2.04		0.28		2.07		0.25		101
23.98	22.37	16,094	2.04		0.28		2.07		0.25		101
24.35	23.75	247,212	0.89		1.43		0.92		1.40		101
24.14	23.17	256	1.39		0.94		1.42		0.91		101

19.88	8.70	39,142	1.29		1.11		1.34		1.06		83
19.69	8.01	22,284	2.04		0.35		2.09		0.30		83
19.67	7.84	5,720	2.04		0.32		2.09		0.27		83
19.86	9.08	158,188	0.89		1.51		0.94		1.46		83
19.73	8.48	206	1.39		1.03		1.44		0.98		83

18.42	9.04	49,081	1.29	(b)	0.43	(b)	1.37	(b)	0.35	(b)	69
18.23	8.53	31,824	2.04	(b)	(0.33	)(b)	2.12	(b)	(0.41	)(b)	69
18.24	8.52	9,807	2.04	(b)	(0.34	)(b)	2.12	(b)	(0.42	)(b)	69
18.45	9.26	190,549	0.89	(b)	0.79	(b)	0.97	(b)	0.71	(b)	69
18.31	8.97	190	1.39	(b)	0.38	(b)	1.47	(b)	0.30	(b)	69

18.38	(10.48)	70,578	1.33		0.38		1.41		0.30		92
18.29	(11.07)	37,821	1.93		(0.22)		2.01		(0.30)		92
18.30	(11.03)	10,800	1.93		(0.22)		2.01		(0.30)		92
18.37	(10.07)	196,512	0.87		0.83		0.95		0.75		92
18.29	(10.48)	289	1.37		0.32		1.45		0.24		92

21.61	3.42	90,588	1.35	(b)	0.33	(b)	1.47	(b)	0.21	(b)	63
21.57	3.17	28,743	1.85	(b)	(0.20	)(b)	1.97	(b)	(0.32	)(b)	63
21.59	3.27	6,445	1.85	(b)	(0.23	)(b)	1.97	(b)	(0.35	)(b)	63
21.65	30.86	236,440	0.85		0.78		0.97		0.66		63
21.62	6.30	8	1.35	(b)	0.63	(b)	1.43	(b)	0.51	(b)	63

18.73	25.63	145,253	0.85		1.35		0.91		1.29		74

      49

 GOLDMAN SACHS SMALL CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net
	beginning	income		and unrealized	investment	realized
	of period	(loss)		gain (loss)	operations	gains

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$23.21	$0.15	(c)	$5.19	$5.34	$—
2001 - Class B Shares	22.40	(0.04	) (c)	4.99	4.95	—
2001 - Class C Shares	22.42	(0.04	) (c)	5.00	4.96	—
2001 - Institutional Shares	23.47	0.25	(c)	5.26	5.51	—
2001 - Service Shares	23.13	0.13	(c)	5.17	5.30	—

2000 - Class A Shares	19.80	0.01	(c)	3.40	3.41	—
2000 - Class B Shares	19.27	(0.13	) (c)	3.26	3.13	—
2000 - Class C Shares	19.28	(0.12	) (c)	3.26	3.14	—
2000 - Institutional Shares	19.95	0.10	(c)	3.42	3.52	—
2000 - Service Shares	19.76	0.01	(c)	3.36	3.37	—

FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	18.51	(0.05)		1.34	1.29	—
1999 - Class B Shares	18.10	(0.12)		1.29	1.17	—
1999 - Class C Shares	18.12	(0.11)		1.27	1.16	—
1999 - Institutional Shares	18.62	—		1.33	1.33	—
1999 - Service Shares	18.50	(0.13)		1.39	1.26	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	24.05	(0.06)		(4.48)	(4.54)	(1.00)
1999 - Class B Shares	23.73	(0.21)		(4.42)	(4.63)	(1.00)
1999 - Class C Shares	23.73	(0.18)		(4.43)	(4.61)	(1.00)
1999 - Institutional Shares	24.09	0.03		(4.50)	(4.47)	(1.00)
1999 - Service Shares	24.05	(0.04)		(4.51)	(4.55)	(1.00)

1998 - Class A Shares	20.91	0.14		5.33	5.47	(2.33)
1998 - Class B Shares	20.80	(0.01)		5.27	5.26	(2.33)
1998 - Class C Shares (commenced August 15, 1997)	24.69	(0.06)		1.43	1.37	(2.33)
1998 - Institutional Shares (commenced August 15, 1997)	24.91	0.03		1.48	1.51	(2.33)
1998 - Service Shares (commenced August 15, 1997)	24.91	(0.01)		1.48	1.47	(2.33)

1997 - Class A Shares	17.29	(0.21)		4.92	4.71	(1.09)
1997 - Class B Shares (commenced May 1, 1996)	20.79	(0.11)		1.21	1.10	(1.09)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

50     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$28.55	23.01%	$244,860	1.50%		0.59%		1.60%		0.49%		93%
27.35	22.10	48,939	2.25		(0.16)		2.35		(0.26)		93
27.38	22.07	18,140	2.25		(0.16)		2.35		(0.26)		93
28.98	23.48	46,211	1.10		0.97		1.20		0.87		93
28.43	22.91	1,006	1.60		0.47		1.70		0.37		93

23.21	17.22	157,791	1.50		0.07		1.57		—		75
22.40	16.24	29,199	2.25		(0.68)		2.32		(0.75)		75
22.42	16.34	8,428	2.25		(0.65)		2.32		(0.72)		75
23.47	17.64	26,445	1.10		0.49		1.17		0.42		75
23.13	17.05	83	1.60		0.03		1.67		(0.04)		75

19.80	6.97	210,500	1.50	(b)	(0.35	)(b)	1.61	(b)	(0.46	)(b)	47
19.27	6.46	37,386	2.25	(b)	(1.10	)(b)	2.36	(b)	(1.21	)(b)	47
19.28	6.40	8,079	2.25	(b)	(1.10	)(b)	2.36	(b)	(1.21	)(b)	47
19.95	7.14	27,023	1.10	(b)	0.05	(b)	1.21	(b)	(0.06	)(b)	47
19.76	6.81	57	1.60	(b)	(0.41	)(b)	1.71	(b)	(0.52	)(b)	47

18.51	(17.37)	261,661	1.50		(0.24)		1.74		(0.48)		98
18.10	(18.00)	42,879	2.25		(0.99)		2.29		(1.03)		98
18.12	(17.91)	8,212	2.25		(0.99)		2.29		(1.03)		98
18.62	(17.04)	15,351	1.13		0.13		1.17		0.09		98
18.50	(17.41)	261	1.62		(0.47)		1.66		(0.51)		98

24.05	26.17	370,246	1.54		(0.28)		1.76		(0.50)		85
23.73	25.29	42,677	2.29		(0.92)		2.29		(0.92)		85
23.73	5.51	5,604	2.09	(b)	(0.79	)(b)	2.09	(b)	(0.79	)(b)	85
24.09	6.08	14,626	1.16	(b)	0.27	(b)	1.16	(b)	0.27	(b)	85
24.05	5.91	2	1.45	(b)	(0.07	)(b)	1.45	(b)	(0.07	)(b)	85

20.91	27.28	212,061	1.60		(0.72)		1.85		(0.97)		99
20.80	5.39	3,674	2.35	(b)	(1.63	)(b)	2.35	(b)	(1.63	)(b)	99

      51

 GOLDMAN SACHS VALUE EQUITY FUNDS

Report of Independent Accountants
To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Value Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Large Cap Value Fund, Growth and Income Fund, Mid Cap Value Fund and Small Cap Value Fund (collectively “the Value Equity Funds”), portfolios of Goldman Sachs Trust at August 31, 2001, the results of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two most recent periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Value Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Value Equity Funds for the periods ended prior to August 31, 2000 were audited by other independent accountants whose report dated October 8, 1999 expressed unqualified opinions thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2001

52

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESM is a service mark of Goldman, Sachs &Co.

Goldman Sachs Internet Tollkeeper FundSM and Goldman Sachs Research Select FundSM are service marks of Goldman, Sachs & Co.

*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT	32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman David B. Ford Patrick T. Harker John P. McNulty Mary P. McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS
Gary Black, President
Jesse H. Cole, Vice President
Kerry Daniels, Vice President
James A. Fitzpatrick, Vice President
Mary Hoppa, Vice President
John M. Perlowski, Treasurer
Kenneth Curran, Assistant Treasurer
Peter W. Fortner, Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Howard B. Surloff, Secretary
Amy E. Belanger, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Funds’ foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The Large Cap Value, Mid Cap Value and Small Cap Value Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs, which may have a magnified impact due to the Funds’ small asset base. As the Funds’ assets grow, it is probable that the effect of the Fund’s investment in IPOs on their total returns may not be as significant.

Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Funds may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2001 / 01-1632	VALUEAR / 69K / 10-01

Goldman Sachs Funds

BALANCED FUND

Annual Report August 31, 2001

SHARES

Long-term capital growth opportunities and current income through a carefully constructed mix of equity and fixed income securities.

GOLDMAN SACHS BALANCED FUND

Market Review

Dear Shareholder:

As we write to you today, the tragic national events of September 11th continue to dominate the nation’s thoughts. The people of Goldman Sachs are shocked and saddened by the horrible destruction and loss of life, and send our deepest sympathies to those who have been impacted in New York, Washington, D.C., Pennsylvania and across the country.

In the aftermath of this tragedy, Goldman Sachs is offering assistance to others in the industry who have been more severely impacted than we were. Our people and firm are assisting the ongoing recovery and humanitarian efforts through donations of blood and volunteer work. Additionally, Goldman Sachs’ people are committed to contributing at least $10 million to provide humanitarian aid to victims and families impacted by the events of September 11th.

Goldman Sachs also shares the strong determination of the entire securities industry to show solidarity in the face of terrorism. We are committed to sending the clearest possible message that terrorism will not close free markets, and we continue to serve as a force of stability in the global securities markets.

We want to take this opportunity to provide continued assurance regarding your investment in Goldman Sachs Funds. Immediately after the attack on September 11, all emergency recovery plans were successfully implemented, critical functions were moved to alternate locations, and we were prepared to resume normal operations on September 17 with the reopening of the New York Stock Exchange.

As we write this letter, there continues to be uncertainty in the global financial markets, and events are unfolding at a rapid pace. While the markets are expected to remain volatile in the short-term, in decades past the American people and our economy have proven to be tremendously resilient following significant global events. As such, we urge our shareholders to remain focused on their long-term goals, maintain diversified portfolios, and work closely with their financial advisers.

Because the period covered by this report ended prior to September 11, we have included a brief recap of the economy and financial markets for the one-year reporting period ended August 31, 2001.

■	Market Review: Stocks Fall Sharply, While Bonds Rally — During the one-year reporting period ended August 31, 2001, the U.S. stock market, as measured by the S&P 500 Index, declined 24.39%, while the bond market, as measured by the Lehman Aggregate Bond Index, rose 12.35%. Factors underlying the stock market’s decline included the ongoing threat of economic recession, lower corporate profits, the bursting of the technology “bubble” and a weakening job market. As the period progressed, some areas of the stock market that had performed well during the latter stages of 2000 and the first half of 2001 could not avoid the downdraft — namely many value-oriented and more defensive issues. The sharpest decline occurred in the technology sector, as the tech-laden NASDAQ Composite Index plummeted 57.08% during the period. The NASDAQ has fallen 64% since its peak in March 2000.

In contrast, the bond market fared well during the period. Virtually all bond market sectors generated positive results, largely as a result of declining interest rates and an increase in investor demand.

GOLDMAN SACHS BALANCED FUND

■	A Faltering Economic Recovery — During the one-year reporting period ended August 31, 2001, the U.S. economy has come full circle. As the period began, we were in the midst of the longest economic expansion in U.S. history. However, since that time, economic activity has fallen sharply. By the fourth quarter of 2000, many economic indicators were pointing to a slowdown, which quickly intensified as the new year began. This reversal prompted the Federal Reserve Board (the “Fed”) to cut short-term interest rates seven times — for a total of 3.25 percentage points — in hopes of avoiding a recession. Under Chairman Alan Greenspan, the Fed has never lowered rates so significantly in such a short period of time. Despite this action, the GDP grew only an estimated 0.2% during the second quarter of 2001 — its slowest rate in eight years.

On the following pages, you will find a review of your Fund’s activity during the period, including perspectives following the recent tragedy from your portfolio management team.

In closing, we want to assure you that you have a strong and experienced team of portfolio managers who have experience managing assets through diverse market conditions and encourage you to maintain your long-term focus in the months ahead.

As always, we appreciate your ongoing support.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management

September 20, 2001

 1

GOLDMAN SACHS BALANCED FUND

What Differentiates Goldman Sachs
Balanced Fund Investment Process?

The Balanced Fund is a diversified investment portfolio that utilizes an asset allocation process of strategically selecting different asset classes — such as stocks, bonds and cash — in precise proportions. The Fund then adjusts its holdings over time. Goldman Sachs’ exclusive approach to asset allocation combines our global presence, extensive market knowledge and risk management expertise.

1 VALUE AND GROWTH EQUITY INVESTMENTS

Utilizing two distinct complementary investment strategies, our approach to selecting stocks for the Fund’s equity portion provides diversified equity participation.

Over time, the performance of value and growth stocks has been roughly equal — but that performance has been generated at different times as the styles move in and out of favor. Since it is impossible to predict cycles of outperformance, many investors choose to have exposure to both styles in their portfolio.

2 RESEARCH-INTENSIVE APPROACH

In Equity investing, we take an intensive, hands-on approach to research, meeting with company management to gain an in-depth understanding of their long-term business objectives. We also meet with a company’s customers, competitors and suppliers so that we have insight into industry-wide trends.

With expertise in global fixed income and currency management, Goldman Sachs is a preeminent fixed income manager that strives to maximize returns within a risk adjusted framework.

3 ESTABLISHED TEAM MANAGEMENT

We are distinguished from our competitors by our team approach to investment management. In contrast to a “star” approach centered on one manager, each portfolio manager/research analyst participates fully in the decision-making process. This approach encourages intense debate over new and existing holdings and prevents us from becoming too ingrained in our ideas. Finally, our team structure protects us in the event that one of our portfolio managers/research analysts leaves the firm.

2

GOLDMAN SACHS BALANCED FUND

Fund Basics
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	S&P 500	Lehman Brothers
August 31, 2000–August 31, 2001	(without sales charge)[1]	Index[2]	Aggregate Bond Index[2]

Class A	–9.95%	–24.39%	12.35%

Class B	–10.62	–24.39	12.35

Class C	–10.63	–24.39	12.35

Institutional	–9.56	–24.39	12.35

Service	–10.06	–24.39	12.35

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged S&P 500 Index and the Lehman Brothers Aggregate Bond Index (with dividends reinvested) figures do not reflect fees or expenses. In addition, investors cannot invest directly in the Indices.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–9.35%	–9.57%	–5.72%	–3.66%	–4.22%

Five Years	6.89	6.91	N/A	N/A	7.96[4]

Since Inception	9.61	7.10	2.18	3.35	10.42[4]

	(10/12/94)	(5/1/96)	(8/15/97)	(8/15/97)	(10/12/94)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Service shares prior to 8/15/97 is that of the Class A shares (excluding the impact of the front-end sales charge applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Balanced Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 EQUITY HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

General Electric Co.	2.1%	Financial Services

Microsoft Corp.	1.8	Computer Software

Exxon Mobil Corp.	1.5	Energy Resources

Pfizer, Inc.	1.5	Healthcare

Citigroup, Inc.	1.4	Banks

Federal Home Loan Mortgage Corp.	1.2	Financial Services

Wal-Mart Stores, Inc.	1.2	Department Stores

AOL Time Warner Inc.	1.1	Media

American International Group, Inc.	1.0	Property Insurance

Intel Corp.	0.9	Semiconductors

The top 10 equity holdings may not be representative of the Fund’s future investments.

 3

GOLDMAN SACHS BALANCED FUND

Portfolio Results

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Balanced Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of –9.95%, –10.62%, –10.63%, –9.56% and –10.06%, respectively. These figures compare to the –24.39% and 12.35% cumulative total returns of the Fund’s benchmarks, the S&P 500 Index and Lehman Brothers Aggregate Bond Index, respectively.

Asset Allocation

■	Equities — At period end, the Fund was 51.2% invested in growth and value equities. This compared to a 47.6% allocation on August 31, 2000. As bottom-up stock pickers, we focus on the real worth of the business and, to the extent that we find several businesses in related industries that have strong long-term growth potential, we may develop an overweight in a particular sector. With this in mind, as of August 31, 2001, the Fund maintained overweight positions in the Finance and Media & Communication sectors. Underweight positions were held in the Utilities and Technology sectors.

■	Fixed Income — At period end, the Fund was 48.8% invested in fixed income securities, compared to 51.4% on August 31, 2000. In general, the portfolio was overweight in mortgage-backed and asset-backed securities, neutral in corporates and underweight in Treasuries and agency securities. The Fund also maintained tactical non-dollar allocations in New Zealand. In the emerging markets sector, we had a tactical allocation in Korea, Poland, Mexico and Qatar.

■	Cash — The Fund was 3.9% invested in cash at period end.

Portfolio Highlights

■	Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corp. (Freddie Mac) — Both Fannie Mae and Freddie Mac are federally chartered, stockholder-owned corporations created to provide a secondary market for the home mortgage industry. Despite the recent downturn in their stock prices, both have federal backing which enables them to dominate the secondary mortgage business and we believe both should continue to deliver strong, consistent growth going forward.

■	AMBAC Financial Group Inc. — AMBAC is a leading municipal bond insurer. The company is characterized by its stability, because municipalities rarely default on their obligations. AMBAC’s stock has performed extremely well in the recent market environment, because its dual recurring revenue streams — premium and interest — provide downside protection in a weak economy.

■	XL Capital Ltd. — XL Capital is a leading provider of insurance and reinsurance. The company continued to perform well, since it holds a strong position in the specialty property casualty insurance sector. Its competitive advantage is strengthened by its Bermuda domicile, where taxes assessed on investment income and underwriting profit are lower. As a result of these accommodating regulations, the firm is able to enter the market quickly with innovative products.

4

GOLDMAN SACHS BALANCED FUND

Portfolio Outlook

■	Value Equity — Despite continuing high levels of volatility and uncertainty in the U.S. market, we expect our investment strategy to remain consistent. We believe that a research-intensive approach to buying high-quality businesses when their valuations are generally below industry averages is a sound investment strategy in any environment.

Furthermore, we believe the Fund’s diversified portfolio is a key advantage in this environment for two reasons. First, we maintain broad exposure to all industries. Therefore, while a few individual stocks and industries have declined precipitously since the market reopened on September 17th, the value component of the Fund has performed relatively well.

■	Growth Equity — While we previously assumed that the economy would grow modestly next year, given the events of September 11, we have changed that assumption and believe that a flat or, more likely, a recessionary environment will be evident for the next several quarters. This is not a forecast, but rather an assumption so that we can test the strength of the various companies under the possibly difficult economic environment. With that assumption in mind, we are reemphasizing our focus on balance sheet and cash flow — a practice that we have always had. Most importantly, we are analyzing the strategic position of our companies and their position from both a marketing standpoint and a sustainability perspective.

In terms of specific stocks, we are very comfortable with our holdings and have done very little trading since the terrorist attack. However, we do expect to be implementing some proactive trades in the near future. This will be done to take advantage of price/value dislocations (the price of the stock versus the price of the business), and we are monitoring this very carefully for every single name in the portfolio.

■	Fixed Income — Given the challenging nature of the corporate market, we are continuing to target a neutral exposure to this sector on a dollar duration basis. In the wake of the Treasury rally and dramatic increase in mortgage backed security (MBS) prepayment speeds, we are positioning the portfolio in MBS with superior call-protection. For the broad economy, recent events suggest that the economic recovery will be delayed from the near term to the middle of next year.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team, Goldman Sachs Growth Equity Investment Team, Goldman Sachs Fixed Income Investment Team

New York September 26, 2001

 5

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios.

  What Sets Goldman Sachs Funds Apart?

1

Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

2

Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.’s Global Investment Research Department.
3

In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

6

GOLDMAN SACHS BALANCED FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on October 12, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Balanced Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Standard and Poor’s 500 Index with dividends reinvested (“S&P 500 Index”), and the Lehman Brothers Aggregate Bond Index with dividends reinvested (“LBAB Index”) are shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Balanced Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 12, 1994 to August 31, 2001.

LINE GRAPH

	Class A Shares	S&P 500 Index	LBABI Index

10/12/94	9450	10000	10000
	9413	10152	9987
	9247	9782	9965
	9351	9927	10034
	9532	10184	10232
	9948	10582	10476
	10143	10895	10540
	10379	11215	10687
	10743	11664	11101
	10959	11934	11182
	11149	12330	11157
8/95	11319	12361	11292
	11509	12883	11402
	11455	12837	11550
	11762	13400	11724
	11978	13659	11888
	12211	14123	11966
	12275	14254	11758
	12303	14391	11676
	12402	14603	11610
	12566	14980	11587
	12544	15037	11742
	12372	14372	11774
8/96	12544	14675	11754
	12982	15501	11958
	13314	15929	12224
	14022	17133	12433
	14102	16794	12317
	14488	17843	12356
	14665	17983	12386
	14324	17244	12249
	14759	18272	12433
	15388	19384	12551
	15745	20253	12700
	16723	21865	13043
8/97	16566	20640	12932
	17019	21771	13122
	16720	21044	13313
	16760	22018	13374
	16870	22397	13509
	17030	22646	13682
	17852	24279	13671
	18087	25522	13717
	18172	25779	13789
	17952	25336	13920
	17725	26365	14038
	17087	26082	14067
8/98	15752	22311	14297
	16180	23741	14631
	16557	25671	14554
	17011	27227	14637
	17477	28795	14681
	17701	29999	14785
	17252	29066	14526
	17801	30229	14606
	18408	31398	14653
	18165	30657	14524
	18598	32359	14477
	18117	31349	14416
8/99	17811	31192	14409
	17589	30338	14576
	18205	32258	14630
	18416	32913	14629
	19026	34852	14559
	18472	33102	14512
	18333	32476	14689
	19375	35654	14882
	19052	34581	14837
	18811	33871	14829
	19315	34706	15139
	19240	34164	15276
8/00	19948	36286	15497
	19437	34371	15595
	19390	34225	15698
	18671	31527	15954
	18910	31681	16250
	19305	32805	16516
	18485	29814	16660
	17833	27923	16744
	18650	30093	16674
	18777	30295	16775
	18531	29559	16838
	18541	29269	17215
8/01	17963	27437	17412

Average Annual Total Return through August 31, 2001	Since Inception	Five Year	One Year

Class A (commenced October 12, 1994)
Excluding sales charges	9.77%	7.44%	-9.95%
Including sales charges	8.87%	6.23%	-14.92%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	6.40%	6.65%	-10.62%
Including contingent deferred sales charges	6.21%	6.24%	-15.09%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	1.28%	n/a	-10.63%
Including contingent deferred sales charges	1.28%	n/a	-11.52%

Institutional (commenced August 15, 1997)	2.43%	n/a	-9.56%

Service (commenced August 15, 1997)	1.84%	n/a	-10.06%

7

 GOLDMAN SACHS BALANCED FUND

Shares	Description	Value
Common Stocks – 51.2%

Airlines – 0.2%
17,820	Southwest Airlines Co.	$318,800

Alcohol – 0.2%
7,855	Anheuser-Busch Cos., Inc.	338,079

Banks – 3.5%
5,600	Bank of America Corp.	344,400
4,124	Bank One Corp.	143,062
44,688	Citigroup, Inc.	2,044,476
3,790	J.P. Morgan Chase & Co.	149,326
2,553	M&T Bank Corp.	185,475
3,170	Mellon Financial Corp.	111,742
6,284	PNC Financial Services Group	418,452
8,800	State Street Corp.	427,328
9,993	The Bank of New York Co., Inc.	396,722
10,863	U.S. Bancorp	263,319
14,173	Wells Fargo & Co.	652,100

		5,136,402

Chemicals – 0.9%
11,964	E.I. du Pont de Nemours & Co.	490,165
5,035	Minnesota Mining & Manufacturing Co.	524,143
7,247	The Dow Chemical Co.	254,080

		1,268,388

Clothing – 0.0%
3,240	The Gap, Inc.	63,666

Computer Hardware – 1.5%
59,235	Cisco Systems, Inc.*	967,308
8,792	Compaq Computer Corp.	108,581
20,997	Dell Computer Corp.*	448,916
18,400	EMC Corp.	284,464
9,962	Hewlett-Packard Co.	231,218
14,400	Sun Microsystems, Inc.*	164,880

		2,205,367

Computer Software – 3.4%
12,175	International Business Machines, Inc.	1,217,500
5,700	Intuit, Inc.*	215,346
47,245	Microsoft Corp.*	2,695,327
41,462	Oracle Corp.*	506,251
6,400	Sabre Holdings Corp.*	269,952
1,473	Siebel Systems, Inc.*	31,817
4,562	VERITAS Software Corp.*	131,021

		5,067,214

Defense/ Aerospace – 0.3%
5,947	Honeywell International, Inc.	221,585
5,400	The B.F. Goodrich Co.	173,070
2,000	The Boeing Co.	102,400

		497,055

Department Stores – 1.3%
4,615	The May Department Stores Co.	155,295
35,615	Wal-Mart Stores, Inc.	1,711,300

		1,866,595

Electrical Equipment – 0.6%
2,352	McDATA Corp.*	33,587
6,300	Nortel Networks Corp.	39,438
12,131	QUALCOMM, Inc.*	713,909
2,651	Solectron Corp.*	36,054

		822,988

Electrical Utilities – 1.3%
2,600	Duke Energy Corp.	102,206
21,011	Energy East Corp.	442,492
4,615	Entergy Corp.	177,770
3,664	Exelon Corp.	200,054
16,915	FirstEnergy Corp.	556,334
3,151	Mirant Corp.*	90,276
5,988	Reliant Resources, Inc.*	117,844
8,900	The AES Corp.*	294,768

		1,981,744

Energy Resources – 3.3%
7,124	Anadarko Petroleum Corp.	368,667
2,749	Burlington Resources, Inc.	104,462
5,058	Chevron Corp.	459,014
2,400	Enron Corp.	83,976
55,192	Exxon Mobil Corp.	2,215,959
14,614	Pioneer Natural Resources Co.*	255,745
18,764	Royal Dutch Petroleum Co.	1,062,605
7,418	Unocal Corp.	261,855

		4,812,283

Entertainment – 0.9%
6,500	Metro-Goldwyn-Mayer, Inc.*	110,500
10,400	The Walt Disney Co.	264,472
20,761	Viacom, Inc. Class B*	880,266

		1,255,238

Environmental Services – 0.3%
12,327	Waste Management, Inc.	381,274

Equity REIT – 0.1%
5,302	Cousins Properties, Inc.	133,345

Financial Services – 4.8%
2,847	American Express Co.	103,688
7,298	Countrywide Credit Industries, Inc.	302,867
27,706	Federal Home Loan Mortgage Corp.	1,742,153
11,569	Federal National Mortgage Association	881,673
73,646	General Electric Co.	3,018,013
4,909	Household International, Inc.	290,122
16,300	MBNA Corp.	566,588
1,865	USA Education, Inc.	147,727

		7,052,831

8      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Shares	Description	Value
Common Stocks – (continued)

Food & Beverage – 1.7%
4,542	H.J. Heinz Co.	$205,207
2,258	Hershey Foods Corp.	145,596
22,616	PepsiCo, Inc.	1,062,952
16,189	The Coca-Cola Co.	787,919
6,500	Wm. Wrigley Jr. Co.	325,910

		2,527,584

Forest – 1.0%
8,542	Bowater, Inc.	405,232
14,889	International Paper Co.	597,347
4,595	Kimberly-Clark Corp.	285,120
2,400	Weyerhaeuser Co.	136,200

		1,423,899

Gas Utilities – 0.1%
5,979	KeySpan Corp.	193,122

Grocery – 0.1%
6,873	The Kroger Co.*	182,959

Healthcare – 5.0%
12,400	American Home Products Corp.	694,400
7,733	Amgen, Inc.*	497,232
21,975	Bristol-Myers Squibb Co.	1,233,676
9,996	Eli Lilly & Co.	775,989
14,955	Merck & Co., Inc.	973,571
56,121	Pfizer, Inc.	2,149,996
5,319	Pharmacia Corp.	210,632
19,997	Schering-Plough Corp.	762,486

		7,297,982

Heavy Electrical – 0.1%
1,387	Emerson Electric Co.	74,343

Heavy Machinery – 0.5%
8,542	Crane Co.	239,945
10,309	Deere & Co.	445,039

		684,984

Home Products – 1.3%
4,300	Avon Products, Inc.	198,359
12,356	Colgate-Palmolive Co.	669,077
9,100	Energizer Holdings, Inc.*	160,797
4,900	The Gillette Co.	150,185
9,704	The Procter & Gamble Co.	719,552

		1,897,970

Hotels – 0.7%
14,200	Harrah’s Entertainment, Inc.*	405,836
7,600	Marriott International, Inc.	333,260
7,400	Starwood Hotels & Resorts Worldwide, Inc. Class B	250,490

		989,586

Industrial Parts – 0.9%
1,178	Parker-Hannifin Corp.	51,832
16,671	Tyco International Ltd.	866,059
6,711	United Technologies Corp.	459,032

		1,376,923

Information Services – 0.7%
2,749	Electronic Data Systems Corp.	162,136
11,882	First Data Corp.	782,430
3,400	TMP Worldwide, Inc.*	152,490

		1,097,056

Internet – 0.1%
2,200	CheckFree Corp.*	48,202
2,150	E.piphany, Inc.*	13,846
2,635	VeriSign, Inc.*	108,167

		170,215

Leisure – 0.2%
17,100	Cendant Corp.*	326,097

Life Insurance – 0.7%
9,171	AFLAC, Inc.	252,386
1,080	CIGNA Corp.	97,200
8,542	Lincoln National Corp.	425,904
7,200	MetLife, Inc.	219,600

		995,090

Media – 3.1%
9,900	A.H. Belo Corp.	180,576
41,530	AOL Time Warner, Inc.*	1,551,145
3,200	Automatic Data Processing, Inc.	165,632
2,300	Cablevision Systems Corp.	107,410
1,000	Cablevision Systems Corp. – Rainbow Media Group*	23,800
5,190	Clear Channel Communications, Inc.*	260,901
10,884	Comcast Corp.*	398,681
7,600	EchoStar Communications Corp.*	214,016
12,396	Fox Entertainment Group, Inc.*	303,950
2,000	Gannett Co., Inc.	123,320
3,240	General Motors Corp. Class H*	60,426
32,898	Liberty Media Corp. Series A*	500,050
7,288	The Interpublic Group of Companies, Inc.	197,359
5,700	Univision Communications, Inc.*	170,031
5,695	USA Networks, Inc. Class B*	131,896
6,750	Valassis Communications, Inc.*	239,085

		4,628,278

Medical Products – 1.3%
6,873	Abbott Laboratories	341,588
2,356	Baxter International, Inc.	121,570
4,009	GlaxoSmithKline PLC ADR	212,276
22,371	Johnson & Johnson	1,179,175
1	Zimmer Holdings, Inc.	14

		1,854,623

The accompanying notes are an integral part of these financial statements.       9

 GOLDMAN SACHS BALANCED FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value
Common Stocks – (continued)

Mining – 0.2%
8,124	Alcoa, Inc.	$309,687

Motor Vehicle – 0.2%
7,639	Ford Motor Co.	151,787
2,008	General Motors Corp.	109,938

		261,725

Oil Refining – 0.4%
3	Conoco, Inc. Class B	89
1,178	El Paso Corp.	57,239
8,387	Texaco, Inc.	584,154

		641,482

Oil Services – 0.3%
4,713	Baker Hughes, Inc.	155,246
5,000	Schlumberger Ltd.	245,000
3,240	Transocean Sedco Forex, Inc.	93,636

		493,882

Property Insurance – 2.3%
14,038	AMBAC Financial Group, Inc.	831,050
17,897	American International Group, Inc.	1,399,545
4,026	RenaissanceRe Holdings Ltd. Series B	287,255
2,847	The Hartford Financial Services Group, Inc.	184,486
7,757	XL Capital Ltd.	643,831

		3,346,167

Publishing – 0.2%
1,762	Dow Jones & Co., Inc.	96,699
4,100	The New York Times Co.	175,275

		271,974

Railroads – 0.2%
5,596	Canadian National Railway Co.	243,426

Restaurants – 0.3%
16,726	McDonald’s Corp.	502,282

Security/ Asset Management – 0.7%
8,738	John Hancock Financial Services, Inc.	349,083
7,035	Merrill Lynch & Co., Inc.	363,006
2,500	Morgan Stanley Dean Witter & Co.	133,375
17,690	The Charles Schwab Corp.	220,418

		1,065,882

Semiconductors – 1.6%
2,553	Altera Corp.*	72,505
2,300	Applied Materials, Inc.*	99,107
7,066	Arrow Electronics, Inc.*	189,298
47,677	Intel Corp.	1,333,049
15,471	Texas Instruments, Inc.	512,090
4,100	Xilinx, Inc.*	160,064

		2,366,113

Specialty Retail – 0.7%
13,941	The Home Depot, Inc.	640,589
11,300	Walgreen Co.	388,155

		1,028,744

Telecommunications Equipment – 0.1%
24,424	Agere Systems, Inc.*	124,562

Telephone – 2.2%
20,882	AT&T Corp.	397,593
3,338	BellSouth Corp.	124,508
14,300	Qwest Communications International, Inc.	307,450
28,546	SBC Communications, Inc.	1,167,817
10,023	Sprint Corp.	233,937
17,138	Verizon Communications, Inc.	856,900
12,827	WorldCom, Inc.-WorldCom Group	164,955

		3,253,160

Thrifts – 0.1%
4,552	Dime Bancorp, Inc.	175,707

Tobacco – 0.8%
25,680	Philip Morris Companies, Inc.	1,217,232

Wireless – 0.8%
4,100	American Tower Corp.*	59,327
6,647	Convergys Corp.*	186,582
21,900	Crown Castle International Corp.*	223,161
26,488	Sprint Corp. (PCS Group)*	661,670

		1,130,740

TOTAL COMMON STOCKS
(Cost $69,764,646)		$75,354,745

Principal	Interest	Maturity
Amount	Rate	Date	Value
Asset-Backed Securities – 2.7%

Credit Card – 0.2%
Standard Credit Card Master Trust I Series 1995-9, Class A
$360,000	6.55%	10/07/2007	$379,443

Home Equity – 2.1%
Contimortgage Home Equity Loan Series 1998-1, Class A5
3,000,000	6.43	04/15/2016	3,039,725

Manufactured Housing – 0.4%
Mid-State Trust Series 4, Class A
530,591	8.33	04/01/2030	575,886

TOTAL ASSET-BACKED SECURITIES
(Cost $3,973,644)			$3,995,054

10     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – 16.5%

Aerospace/ Defense – 0.3%
Alliant Techsystems, Inc.†
$125,000	8.50%	05/15/2011	$128,750
Raytheon Co.
300,000	6.45	08/15/2002	303,453

			432,203

Airlines – 0.5%
Continental Airlines, Inc.
323,347	6.54	09/15/2008	330,393
Northwest Airlines, Inc. Class A
182,988	7.67	01/02/2015	195,802
Northwest Airlines, Inc. Class C
193,223	8.97	01/02/2015	209,071
Northwest Airlines, Inc.-Trust Series A
46,800	8.26	03/10/2006	49,076

			784,342

Automotive – 1.1%
Ford Motor Co.
390,000	6.63	10/01/2028	347,480
General Motors Corp.
200,000	7.20	01/15/2011	208,387
The Hertz Corp.
1,055,000	6.00	01/15/2003	1,070,878

			1,626,745

Automotive Parts – 0.3%
Federal-Mogul Corp.Δ
250,000	7.50	01/15/2009	36,250
Hayes Lemmerz International, Inc. Series B
250,000	8.25	12/15/2008	152,500
TRW, Inc.
300,000	6.63	06/01/2004	308,552

			497,302

Chemicals – 0.3%
Lyondell Chemical Co. Series B
250,000	9.88	05/01/2007	252,500
NL Industries, Inc.
250,000	11.75	10/15/2003	251,250

			503,750

Commercial Banks – 1.2%
Bank of America Corp.
495,000	7.40	01/15/2011	532,714
BB&T Corp.
105,000	6.50	08/01/2011	106,645
FleetBoston Financial Corp.
180,000	7.25	09/15/2005	192,177
90,000	6.88	01/15/2028	89,873
Washington Mutual Bank
325,000	6.88	06/15/2011	338,017
Wells Fargo & Co.
300,000	6.63	07/15/2004	314,982
185,000	6.38	08/01/2011	187,273

			1,761,681

Conglomerates – 0.3%
Tyco International Group SA
460,000	6.38	06/15/2005	475,851

Consumer Cyclicals – 0.2%
United Rentals, Inc. Series B
250,000	8.80	08/15/2008	240,000

Credit Card Banks – 0.4%
Capital One Bank
500,000	6.38	02/15/2003	505,957
100,000	6.65	03/15/2004	101,589

			607,546

Department Stores – 0.1%
Federated Department Stores, Inc.
145,000	6.63	09/01/2008	145,334

Diversified Operations – 0.1%
International Flavors & Fragrances, Inc.†
110,000	6.45	05/15/2006	112,344

Electric – 0.1%
MidAmerican Energy Holdings Co.
80,000	7.23	09/15/2005	83,987
80,000	7.63	10/15/2007	84,973

			168,960

Energy – 1.1%
Amerada Hess Corp.
140,000	5.90	08/15/2006	140,996
KeySpan Corp.
75,000	7.25	11/15/2005	80,207
Kinder Morgan Energy Partners LP
205,000	6.75	03/15/2011	209,350
Occidental Petroleum Corp.
280,000	7.38	11/15/2008	298,411
Petroleum Geo-Services ASA
30,000	7.50	03/31/2007	30,474
225,000	7.13	03/30/2028	190,920
Phillips Petroleum Co.
160,000	8.50	05/25/2005	177,410
Pride International, Inc.
125,000	9.38	05/01/2007	130,469
R&B Falcon Corp. Series B
180,000	6.75	04/15/2005	185,857
The Williams Cos., Inc.
105,000	7.13	09/01/2011	107,268
TXU Corp. Series J
90,000	6.38	06/15/2006	91,483

			1,642,845

Environmental – 0.4%
Allied Waste North America, Inc. Series B
250,000	7.63	01/01/2006	251,875
Waste Management, Inc.#
320,000	7.38	08/01/2010	334,673

			586,548

The accompanying notes are an integral part of these financial statements.      11

 GOLDMAN SACHS BALANCED FUND

Statement of Investments  (continued)
August 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Corporate Bonds – (continued)

Finance Companies – 1.1%
American General Finance Corp.
$265,000	5.75%	11/01/2003	$271,887
275,000	6.10	05/22/2006	282,880
AXA Financial, Inc.
185,000	7.75	08/01/2010	203,529
Comdisco, Inc.Δ
165,000	6.13	01/15/2003	136,950
General Motors Acceptance Corp.
225,000	5.36	07/27/2004	226,394
Household Finance Corp.
240,000	5.88	02/01/2009	235,626
Sears Roebuck Acceptance Corp.
230,000	6.25	05/01/2009	225,563

			1,582,829

Financial Services – 0.3%
Citigroup, Inc.
315,000	6.75	12/01/2005	332,987
MidAmerican Funding LLC
90,000	6.75	03/01/2011	90,952

			423,939

Food & Beverage – 0.5%
ConAgra Foods, Inc.
80,000	7.50	09/15/2005	84,578
175,000	7.88	09/15/2010	191,792
Delhaize America, Inc.†
145,000	7.38	04/15/2006	152,373
105,000	8.13	04/15/2011	114,720
Hormel Foods Corp.†
140,000	6.63	06/01/2011	143,713

			687,176

Health Care – 0.3%
Quest Diagnostics, Inc.
130,000	6.75	07/12/2006	132,792
Tenet Healthcare Corp.
175,000	8.63	12/01/2003	186,812
Wellpoint Health Networks, Inc.
100,000	6.38	06/15/2006	101,866

			421,470

Insurance Companies – 0.1%
Conseco, Inc.
45,000	8.50	10/15/2002	43,200
The Hartford Financial Services Group, Inc.
165,000	6.38	11/01/2008	168,202

			211,402

Leisure – 0.2%
Cendant Corp.†
245,000	6.88	08/15/2006	247,414

Media-Cable – 1.6%
Adelphia Communications Corp.
125,000	7.88	05/01/2009	110,000
125,000	9.38	11/15/2009	118,125
AOL Time Warner, Inc.
240,000	6.13	04/15/2006	245,102
Charter Communications Holdings LLC
250,000	8.25	04/01/2007	241,875
Comcast UK Cable Partners Ltd.+
125,000	0.00/11.20	11/15/2007	90,000
Cox Communications, Inc.
125,000	7.50	08/15/2004	132,030
90,000	6.40	08/01/2008	89,460
50,000	7.75	11/01/2010	53,385
100,000	6.80	08/01/2028	90,858
Lenfest Communications, Inc.
300,000	8.38	11/01/2005	327,268
Rogers Cablesystems Ltd.
115,000	9.63	08/01/2002	117,300
Telewest Communications PLC+
250,000	0.00/11.00	10/01/2007	200,000
250,000	0.00/9.25	04/15/2009	117,500
Time Warner, Inc.
250,000	7.98	08/15/2004	270,934
150,000	8.11	08/15/2006	165,285

			2,369,122

Media-Non Cable – 0.7%
Clear Channel Communications, Inc.
250,000	8.00	11/01/2008	260,000
Crown Castle International Corp.+
250,000	0.00/10.38	05/15/2011	156,875
News America Holdings, Inc.
135,000	8.00	10/17/2016	138,018
PanAmSat Corp.
205,000	6.13	01/15/2005	193,981
Reed Elsevier Capital, Inc.
75,000	6.13	08/01/2006	76,463
Viacom, Inc.
220,000	7.70	07/30/2010	241,971

			1,067,308

Mortgage Banks – 0.6%
Countrywide Capital Corp. III Series B
330,000	8.05	06/15/2027	345,467
Countrywide Home Loans, Inc.
500,000	6.45	02/27/2003	514,975

			860,442

Paper – 0.4%
Container Corp. of America
125,000	9.75	04/01/2003	128,125
Packaging Corp. of America
250,000	9.63	04/01/2009	270,625
Riverwood International Corp.
250,000	10.63	08/01/2007	260,000

			658,750

12     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value
Corporate Bonds – (continued)

REIT – 0.6%
EOP Operating LP
$180,000	7.00%		07/15/2011	$184,776
Liberty Property LP
205,000	7.10		08/15/2004	213,318
Simon Property Group LP
425,000	6.63		06/15/2003	433,989

				832,083

Supermarkets – 0.4%
Fred Meyer, Inc.
260,000	7.45		03/01/2008	278,702
Safeway, Inc.
265,000	6.05		11/15/2003	272,650

				551,352

Technology – 0.1%
Flextronics International Ltd.
125,000	9.88		07/01/2010	128,125

Telecommunications – 2.5%
360 Communications Co.
575,000	7.13		03/01/2003	596,132
Alaska Communications Holdings, Inc.
125,000	9.38		05/15/2009	108,750
Ameritech Capital Funding
135,000	6.25		05/18/2009	134,260
AT&T Canada, Inc.+
100,000	0.00/9.95		06/15/2008	73,834
British Telecommunications PLC+
310,000	0.00/8.13		12/15/2010	344,236
Deutsche Telekom International Finance BV
125,000	8.00		06/15/2010	135,083
France Telecom SA†
460,000	7.75		03/01/2011	492,801
65,000	8.50		03/01/2031	73,355
Global Crossing Holdings Ltd.
125,000	9.13		11/15/2006	79,375
Intermedia Communications, Inc. Series B
250,000	8.60		06/01/2008	257,813
Metromedia Fiber Network, Inc.
125,000	10.00		12/15/2009	30,625
Nextel Communications, Inc.
250,000	9.38		11/15/2009	192,500
Price Communications Wireless, Inc. Series B
250,000	9.13		12/15/2006	260,000
Qwest Capital Funding, Inc.
220,000	7.75		08/15/2006	233,821
200,000	7.25	†	02/15/2011	202,623
Tele-Communications, Inc.
75,000	9.65		10/01/2003	78,788
Verizon Global Funding Corp.†
315,000	7.25		12/01/2010	336,933

				3,630,929

Tobacco – 0.4%
Philip Morris Companies, Inc.
200,000	7.50		04/01/2004	211,616
195,000	6.95		06/01/2006	203,435
R.J. Reynolds Tobacco Holdings, Inc.
240,000	7.38		05/15/2003	246,580

				661,631

Yankee Bonds – 0.3%
HSBC Holdings PLC
110,000	7.50		07/15/2009	119,230
National Westminster Bank PLC
260,000	7.38		10/01/2009	282,381

				401,611

TOTAL CORPORATE BONDS
(Cost $24,417,277)				$24,321,034

Foreign Debt Obligations€ – 1.7%

Canadian Government
CAD3,700,000 6.00			06/01/2011	2,504,474

TOTAL FOREIGN DEBT OBLIGATIONS
(Cost $2,474,945)				$2,504,474

Sovereign Credit – 0.6%

Province of Quebec
550,000	7.50		07/15/2023	602,410
105,000	7.49		03/02/2026	114,449
Province of Saskatchewan
90,000	8.50		07/15/2022	109,270

TOTAL SOVEREIGN CREDIT
(Cost $788,800)				$826,129

Emerging Market Debt – 0.3%

Petroleos Mexicanos#
160,000	9.50		09/15/2027	176,200
Republic of Panama
72,339	7.73	#	05/10/2002	71,706
United Mexican States
70,000	10.38		02/17/2009	78,925
110,000	9.88		02/01/2010	121,481
70,000	11.38		09/15/2016	84,569

TOTAL EMERGING MARKET DEBT
(Cost $514,022)				$532,881

The accompanying notes are an integral part of these financial statements.      13

 GOLDMAN SACHS BALANCED FUND

Statement of Investments  (continued)
August 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date		Value
Mortgage Backed Obligations – 24.2%

Federal Home Loan Mortgage Corp. (FHLMC) – 4.5%
$787,318	7.00%	03/01/2015		$811,669
1,379,898	8.00	07/01/2015		1,439,695
821,844	7.00	12/01/2015		847,264
863,852	7.00	02/01/2016		891,739
698,817	7.50	02/01/2027		722,836
1,839,550	7.50	03/01/2027		1,901,634

				6,614,837

Federal National Mortgage Association (FNMA) – 11.1%
787,339	7.00	01/01/2016		810,960
195,544	7.00	02/01/2016		201,410
852,114	6.50	03/01/2016		869,037
117,880	6.50	04/01/2016		120,227
117,574	6.50	05/01/2016		119,909
910,277	6.50	06/01/2016		928,355
882,327	6.50	07/01/2016		899,850
119,629	6.50	08/01/2016		122,005
164,620	6.50	09/01/2025		166,748
173,702	6.50	10/01/2025		175,948
227,394	6.50	11/01/2025		230,590
979,795	7.00	11/01/2030		1,001,527
67,492	7.50	12/01/2030		69,559
891,681	7.50	01/01/2031		918,984
1,712,469	7.50	02/01/2031		1,764,905
1,806,416	7.50	03/01/2031		1,861,729
2,000,000	6.00	TBA-15 yr	Y	2,006,880
4,000,000	6.50	TBA-15 yr	Y	4,066,240
FNMA Interest-Only Stripped Securities
448,255	8.00	09/25/2016		67,238

				16,402,101

Government National Mortgage Association (GNMA) – 5.9%
147,255	6.50	06/15/2023		149,744
148,152	6.50	08/15/2023		150,656
186,601	6.50	09/15/2023		189,755
963,388	6.50	10/15/2023		979,675
231,896	6.50	11/15/2023		235,816
331,187	6.50	12/15/2023		336,786
561,985	6.50	01/15/2024		571,331
858,032	6.50	02/15/2024		872,301
950,163	6.50	03/15/2024		964,409
1,328,110	6.50	04/15/2024		1,349,954
835,136	7.00	04/15/2028		856,791
2,000,000	6.50	TBA-30 yr	Y	2,010,625

				8,667,843

Collateralized Mortgage Obligations (CMOs) – 2.7%
Inverse Floaters# – 0.7%
FNMA Series 1993-248, Class SA
1,000,000	4.49	08/25/2023		961,973

Non-Agency CMOs – 2.0%
Asset Securitization Corp. Series 1997-D4, Class A 1D
450,000	7.49	04/14/2027		485,322
CS First Boston Mortgage Securities Corp. Series 1997-C2, Class A2
700,000	6.52	07/17/2007		730,353
CS First Boston Mortgage Securities Corp. Series 1999-C1, Class A1
864,284	6.91	09/15/2041		911,534
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A2
800,000	7.20	09/15/2010		859,314

				$2,986,523

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)
(Cost $3,703,895)				$3,948,496

TOTAL MORTGAGE BACKED OBLIGATIONS
(Cost $34,880,433)				$35,633,277

U.S. Treasury Obligations – 2.8%

U.S. Treasury Principal-Only Stripped Securities@
2,750,000	5.75%	08/15/2020		941,240
3,700,000	5.85	11/15/2021		1,182,220
1,290,000	5.82	11/15/2024		349,486
1,000,000	5.80	08/15/2025		259,719
3,550,000	5.77 •	11/15/2026		865,699
U.S. Treasury Bonds
150,000	8.88	08/15/2017		205,781
200,000	6.88	08/15/2025		236,781

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,859,195)				$4,040,926

Units	Expiration Date	Value
Warrants – 0.0%

Republic of Panama*
140	07/23/2012	$70

TOTAL WARRANTS
(Cost $0)		$70

14     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.9%

Joint Repurchase Agreement Account II^
$5,700,000	3.69%	09/04/2001	$5,700,000

TOTAL REPURCHASE AGREEMENT
(Cost $5,700,000)			$5,700,000

TOTAL INVESTMENTS
(Cost $146,372,962)			$152,908,590

*	Non-income producing security.
^	Joint repurchase agreement was entered into on August 31, 2001.
#	Variable rate security. Coupon rate disclosed is that which is in effect at August 31, 2001.
Y	TBA (To Be Assigned) securities are purchased on a forward commitment basis with an approximate (generally± 2.5%) principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
€	The principal amount of the security is stated in which the bond is denominated. See below.
CAD = Canadian Dollar
†	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $2,005,026 at August 31, 2001.
+	These securities are issued with a zero coupon which increases to the stated rate at a set date in the future.
@	Security is issued with a zero coupon. The interest rate disclosed for this security represents effective yield to maturity.
Δ	Security currently in default.
•	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets. Investment Abbreviations: ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.      15

 GOLDMAN SACHS BALANCED FUND

Statement of Assets and Liabilities
August 31, 2001

Assets:

Investment in securities, at value (identified cost $146,372,962)	$152,908,590
Cash(a)	1,320,306
Receivables:
Investment securities sold	9,571,715
Dividends and interest, at value	795,658
Fund shares sold	88,704
Variation margin	18,177
Reimbursement from investment adviser	55,179
Forward foreign currency exchange contracts, at value	26,243

Total assets	164,784,572

Liabilities:

Payables:
Investment securities purchased	12,122,539
Fund shares repurchased	131,200
Amounts owed to affiliates	162,958
Forward sale contract, at value	5,119,060
Accrued expenses and other liabilities	75,122

Total liabilities	17,610,879

Net Assets:

Paid-in capital	147,683,317
Accumulated undistributed net investment income	477,974
Accumulated net realized loss on investment, futures and foreign currency related transactions	(7,260,030)
Net unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	6,272,432

NET ASSETS	$147,173,693

Net asset value, offering and redemption price per share: (b)
Class A	$18.34
Class B	$18.21
Class C	$18.19
Institutional	$18.38
Service	$18.35

Shares outstanding:
Class A	5,961,130
Class B	1,554,724
Class C	390,975
Institutional	129,438
Service	855

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	8,037,122

(a)	Includes restricted cash of $1,300,000 relating to initial margin requirements and collateral on futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $19.41. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

16     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Statement of Operations
For the Year Ended August 31, 2001

Investment income:

Interest	$5,465,622
Dividends(a)	922,219

Total income	6,387,841

Expenses:

Management fees	1,054,603
Distribution and Service fees(b)	685,348
Transfer Agent fees(c)	304,586
Custodian fees	178,601
Registration fees	67,986
Professional fees	51,175
Trustee fees	9,978
Other	105,810

Total expenses	2,458,087

Less — expense reductions	(309,590)

Net expenses	2,148,497

NET INVESTMENT INCOME	4,239,344

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(2,822,204)
Futures transactions	(2,693,381)
Foreign currency related transactions	57,001
Net change in unrealized gain (loss) on:
Investments	(15,608,562)
Futures	(681,320)
Translation of assets and liabilities denominated in foreign currencies	(67,421)

Net realized and unrealized loss on investment, futures and foreign currency related transactions	(21,815,887)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,576,543)

(a)	Foreign taxes withheld on dividends were $5,159.
(b)	Class A, Class B and Class C Shares had Distribution and Service fees of $304,187, $304,056 and $77,105, respectively.
(c)	Class A, Class B, Class C, Institutional Class and Service Class Shares had Transfer Agent fees of $231,182, $57,771, $14,650, $972 and $11, respectively.

The accompanying notes are an integral part of these financial statements.      17

 GOLDMAN SACHS BALANCED FUND

Statement of Changes in Net Assets
For the Year Ended August 31, 2001

From operations:

Net investment income	$4,239,344
Net realized loss from investment, futures and foreign currency related transactions	(5,458,584)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(16,357,303)

Net decrease in net assets resulting from operations	(17,576,543)

Distributions to shareholders:

From net investment income
Class A Shares	(4,588,967)
Class B Shares	(927,368)
Class C Shares	(233,928)
Institutional Shares	(99,488)
Service Shares	(7,305)
From net realized gains
Class A Shares	(1,604,974)
Class B Shares	(410,699)
Class C Shares	(103,384)
Institutional Shares	(30,870)
Service Shares	(202)

Total distributions to shareholders	(8,007,185)

From share transactions:

Proceeds from sales of shares	26,911,143
Reinvestment of dividends and distributions	7,665,057
Cost of shares repurchased	(42,393,398)

Net decrease in net assets resulting from share transactions	(7,817,198)

TOTAL DECREASE	(33,400,926)

Net assets:

Beginning of year	180,574,619

End of year	$147,173,693

Accumulated undistributed net investment income	$477,974

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

Statement of Changes in Net Assets
For the Year Ended August 31, 2000

From operations:

Net investment income	$5,558,893
Net realized gain from investment, futures, options and foreign currency related transactions	1,398,621
Net change in unrealized gain (loss) on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	15,181,430

Net increase in net assets resulting from operations	22,138,944

Distributions to shareholders:

From net investment income
Class A Shares	(3,728,709)
Class B Shares	(664,618)
Class C Shares	(176,298)
Institutional Shares	(68,550)
Service Shares	(353)
From net realized gains
Class A Shares	(6,165,905)
Class B Shares	(1,496,998)
Class C Shares	(399,802)
Institutional Shares	(97,914)
Service Shares	(569)

Total distributions to shareholders	(12,799,716)

From share transactions:

Proceeds from sales of shares	14,022,180
Reinvestment of dividends and distributions	12,298,235
Cost of shares repurchased	(78,654,543)

Net decrease in net assets resulting from share transactions	(52,334,128)

TOTAL DECREASE	(42,994,900)

Net assets:

Beginning of year	223,569,519

End of year	$180,574,619

Accumulated undistributed net investment income	$2,189,502

The accompanying notes are an integral part of these financial statements.      19

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements
August 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Balanced Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A. Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/ dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

     Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

B. Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. However, the Fund does not amortize premiums on U.S. Government and corporate bonds.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.
     In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective September 1, 2001 for the Fund and will require the Fund to amortize/accrete all premiums and discounts on debt securities. The Fund currently does not amortize/accrete all such premiums and discounts. Upon adoption, the Fund will be required to record the cumulative effect of this change. The cumulative effect will impact net investment income and realized and unrealized gains and losses but will not impact net assets or net asset value per share. Based on securities held as of August 31, 2001, the cumulative effect was immaterial.

C. Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income distributions, if any, are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS BALANCED FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/ tax differences that may exist.
     The Fund, as of its most recent tax year end of August 31, 2001, had a capital loss carryforward of approximately $1,019,000 expiring in 2009 for U.S. Federal Tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.
     At August 31, 2001, the aggregate cost of portfolio securities for federal income tax purposes was $148,115,011. Accordingly, the gross unrealized gain on investments was $10,152,510 and the gross unrealized loss on investments was $5,358,931 resulting in a net unrealized gain of $4,793,579.

D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E. Mortgage Dollar Rolls — The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. For financial reporting and tax reporting purposes, the Fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

F. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) gains and losses from the sale of investments (applicable to fixed income securities); (iii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iv) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

G. Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements  (continued)
August 31, 2001

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Forward Sales Contracts — The Fund may enter into forward security sales of mortgage-backed securities in which the Fund sells securities in the current month for delivery of securities defined by pool stipulated characteristics on a specified future date. The value of the contract is recorded as a liability on the Fund’s records with the difference between its market value and cash proceeds received being recorded as an unrealized gain or loss. Gains or losses are realized upon delivery of the security.

I. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management, (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 0.65% of the average daily net assets of the Fund.
     The adviser has voluntarily agreed to limit certain “Other Expenses” of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses), to the extent such expenses exceed, on an annual basis, 0.06% of the average daily net assets of the Fund. For the year ended August 31, 2001, Goldman Sachs has agreed to reimburse approximately $308,000. In addition, the Fund has entered into certain offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the year ended August 31, 2001, custody fees were reduced by approximately $2,000.
     The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/ or authorized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
     Goldman Sachs serves as the distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $23,000 during the year ended August 31, 2001.
     Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

GOLDMAN SACHS BALANCED FUND

3. AGREEMENTS (continued)
     The Trust, on behalf of the Fund, has adopted a Service Plan. This plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis) of the average daily net asset value of the Service Shares.
     As of August 31, 2001, the amounts owed to affiliates were approximately $84,000, $55,000 and $24,000 for Management, Distribution and Service, and Transfer Agent fees, respectively.

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of securities (excluding short-term investments and futures transactions) for the year ended August 31, 2001, were $291,488,543 and $300,843,176, respectively. Included in these amounts are the cost of purchases and proceeds of sales and maturities of U.S. Government and agency obligations in the amounts of $212,201,160 and $213,521,990, respectively. For the year ended August 31, 2001, Goldman Sachs earned approximately $19,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the Fund.

Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At August 31, 2001, forward foreign currency exchange contracts were as follows:

Open Forward Foreign	Value on
Currency Sales Contracts	Settlement Date	Current Value	Unrealized Gain

Canadian Dollar expiring 09/14/01	$2,503,477	$2,477,234	$26,243

     The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2001, the Fund had sufficient cash and securities to cover any commitments under these contracts.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements  (continued)
August 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Option Accounting Principles — When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a purchased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.
     At August 31, 2001, the Fund had no open written option contracts.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund’s custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s hedging strategies and potentially result in a loss.

GOLDMAN SACHS BALANCED FUND

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
     At August 31, 2001, open futures contracts were as follows:

	Number of Contracts			Unrealized
Type	Long/(Short)	Settlement Month	Market Value	Gain/(Loss)

Euro Dollars	5	September 2001	$1,207,125	$6,345
Euro Dollars	12	September 2002	2,875,950	54,272
Euro Dollars	20	December 2002	4,773,250	102,837
Euro Dollars	20	March 2003	4,760,500	91,137
Euro Dollars	20	June 2003	4,747,250	66,387
Euro Dollars	12	September 2003	2,841,900	55,977
Euro Dollars	12	December 2003	2,835,150	50,877
Euro Dollars	12	March 2004	2,833,350	47,727
Euro Dollars	12	June 2004	2,829,600	44,877
Euro Dollars	6	September 2004	1,413,300	10,170
Euro Dollars	6	December 2004	1,411,200	9,870
Euro Dollars	6	March 2005	1,411,050	9,570
Euro Dollars	3	June 2005	705,000	4,691
Euro Dollars	3	September 2005	704,475	4,541
Euro Dollars	3	December 2005	703,613	4,484
Euro Dollars	3	March 2006	703,800	4,484
S&P 500 Index	20	September 2001	5,675,500	(608,975)
2 Year U.S. Treasury Note	31	December 2001	6,428,625	18,767
5 Year U.S. Treasury Note	(57)	September 2001	(6,054,469)	(94,800)
5 Year U.S. Treasury Note	(60)	December 2001	(6,356,250)	(39,928)
10 Year U.S. Treasury Note	33	December 2001	3,514,500	4,218
20 Year U.S. Treasury Bond	(23)	September 2001	(2,438,719)	(122,242)

			$37,525,700	$(274,714)

5. LINE OF CREDIT FACILITY

The Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. This facility also requires the Fund to pay a fee based on the amount of the commitment which has not been utilized. During the year ended August 31, 2001, the Fund did not have any borrowings under this facility.

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements  (continued)
August 31, 2001

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At August 31, 2001, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $5,700,000 in principal amount. At August 31, 2001, the following repurchase agreements held in this joint account were fully collateralized by federal agency obligations:

	Principal	Interest	Maturity	Amortized	Maturity
Repurchase Agreements	Amount	Rate	Date	Cost	Value

Bank of America	$1,000,000,000	3.69%	09/04/2001	$1,000,000,000	$1,000,410,000

Barclays Capital	400,000,000	3.69	09/04/2001	400,000,000	400,164,000

C.S. First Boston Corp.	300,000,000	3.69	09/04/2001	300,000,000	300,123,000

Deutsche Bank Securities, Inc.	3,000,000,000	3.70	09/04/2001	3,000,000,000	3,001,233,333

Greenwich Capital	400,000,000	3.69	09/04/2001	400,000,000	400,164,000

J.P. Morgan Chase & Co.	3,000,000,000	3.69	09/04/2001	3,000,000,000	3,001,230,000

Morgan Stanley	3,000,000,000	3.67	09/04/2001	3,000,000,000	3,001,223,333

UBS Warburg LLC	550,000,000	3.70	09/04/2001	550,000,000	550,226,111

UBS Warburg LLC	1,016,000,000	3.69	09/04/2001	1,016,000,000	1,016,416,560

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$12,666,000,000	$12,671,190,337

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $93,816 from accumulated undistributed net investment income to accumulated net realized loss on investment, futures and foreign currency related transactions. This reclassification has no impact on the net asset value of the Fund and is designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

26

GOLDMAN SACHS BALANCED FUND

Goldman Sachs Balanced Fund — Tax Information (Unaudited)

For the year ended August 31, 2001, 19.10% of the dividends paid from net investment company taxable income by the Balanced Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designated $2,080,256 as capital gains dividends paid during its year ended August 31, 2001.

27

 GOLDMAN SACHS BALANCED FUND

Notes to Financial Statements  (continued)
August 31, 2001

8. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Year Ended
	August 31, 2001

	Shares	Dollars

Class A Shares
Shares sold	1,077,081	$20,887,648
Reinvestments of dividends and distributions	308,111	6,085,949
Shares repurchased	(1,756,343)	(34,094,473)

	(371,151)	(7,120,876)

Class B Shares
Shares sold	221,447	4,297,031
Reinvestments of dividends and distributions	59,668	1,175,714
Shares repurchased	(313,608)	(6,091,858)

	(32,493)	(619,113)

Class C Shares
Shares sold	70,161	1,350,793
Reinvestments of dividends and distributions	14,762	290,493
Shares repurchased	(101,457)	(1,970,382)

	(16,534)	(329,096)

Institutional Shares
Shares sold	18,943	368,806
Reinvestments of dividends and distributions	5,688	112,139
Shares repurchased	(12,076)	(235,688)

	12,555	245,257

Service Shares
Shares sold	73	6,865
Reinvestments of dividends and distributions	39	762
Shares repurchased	(51)	(997)

	61	6,630

NET DECREASE	(407,562)	$(7,817,198)

28

GOLDMAN SACHS BALANCED FUND

8. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	For the Year Ended
	August 31, 2000

	Shares	Dollars

Class A Shares
Shares sold	472,085	$9,684,221
Reinvestments of dividends and distributions	478,974	9,686,061
Shares repurchased	(2,930,304)	(60,263,205)

	(1,979,245)	(40,892,923)

Class B Shares
Shares sold	153,476	3,127,574
Reinvestments of dividends and distributions	97,539	1,962,412
Shares repurchased	(663,521)	(13,518,116)

	(412,506)	(8,428,130)

Class C Shares
Shares sold	47,375	974,400
Reinvestments of dividends and distributions	25,220	506,596
Shares repurchased	(222,853)	(4,520,537)

	(150,258)	(3,039,541)

Institutional Shares
Shares sold	11,157	233,723
Reinvestments of dividends and distributions	7,030	142,244
Shares repurchased	(17,090)	(350,812)

	1,097	25,155

Service Shares
Shares sold	112	2,262
Reinvestments of dividends and distributions	46	922
Shares repurchased	(91)	(1,873)

	67	1,311

NET DECREASE	(2,540,845)	$(52,334,128)

29

 GOLDMAN SACHS BALANCED FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value,	Net		Net realized	Total from	From net	of net	From net
	beginning	investment		and unrealized	investment	investment	investment	realized	Total
	of period	income		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$21.42	$0.54	(c)	$(2.62)	$(2.08)	$(0.74)	$—	$(0.26)	$(1.00)
2001 - Class B Shares	21.27	0.39	(c)	(2.60)	(2.21)	(0.59)	—	(0.26)	(0.85)
2001 - Class C Shares	21.25	0.39	(c)	(2.60)	(2.21)	(0.59)	—	(0.26)	(0.85)
2001 - Institutional Shares	21.46	0.62	(c)	(2.62)	(2.00)	(0.82)	—	(0.26)	(1.08)
2001 - Service Shares	21.41	0.55	(c)	(2.65)	(2.10)	(0.70)	—	(0.26)	(0.96)

2000 - Class A Shares	20.38	0.60	(c)	1.75	2.35	(0.50)	—	(0.81)	(1.31)
2000 - Class B Shares	20.26	0.45	(c)	1.73	2.18	(0.36)	—	(0.81)	(1.17)
2000 - Class C Shares	20.23	0.45	(c)	1.74	2.19	(0.36)	—	(0.81)	(1.17)
2000 - Institutional Shares	20.39	0.71	(c)	1.75	2.46	(0.58)	—	(0.81)	(1.39)
2000 - Service Shares	20.37	0.59	(c)	1.74	2.33	(0.48)	—	(0.81)	(1.29)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	20.48	0.32		(0.19)	0.13	(0.23)	—	—	(0.23)
1999 - Class B Shares	20.37	0.22		(0.18)	0.04	(0.15)	—	—	(0.15)
1999 - Class C Shares	20.34	0.23		(0.19)	0.04	(0.15)	—	—	(0.15)
1999 - Institutional Shares	20.48	0.53		(0.35)	0.18	(0.27)	—	—	(0.27)
1999 - Service Shares	20.47	1.22		(1.14)	0.08	(0.18)	—	—	(0.18)
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	20.29	0.58		0.20	0.78	(0.59)	—	—	(0.59)
1999 - Class B Shares	20.20	0.41		0.21	0.62	(0.45)	—	—	(0.45)
1999 - Class C Shares	20.17	0.41		0.21	0.62	(0.45)	—	—	(0.45)
1999 - Institutional Shares	20.29	0.64		0.20	0.84	(0.65)	—	—	(0.65)
1999 - Service Shares	20.28	0.53		0.21	0.74	(0.55)	—	—	(0.55)

1998 - Class A Shares	18.78	0.57		2.66	3.23	(0.56)	—	(1.16)	(1.72)
1998 - Class B Shares	18.73	0.50		2.57	3.07	(0.42)	(0.02)	(1.16)	(1.60)
1998 - Class C Shares (commenced August 15, 1997)	21.10	0.25		0.24	0.49	(0.22)	(0.04)	(1.16)	(1.42)
1998 - Institutional Shares (commenced August 15, 1997)	21.18	0.26		0.32	0.58	(0.23)	(0.08)	(1.16)	(1.47)
1998 - Service Shares (commenced August 15, 1997)	21.18	0.22		0.32	0.54	(0.22)	(0.06)	(1.16)	(1.44)

1997 - Class A Shares	17.31	0.66		2.47	3.13	(0.66)	—	(1.00)	(1.66)
1997 - Class B Shares (commenced May 1, 1996)	17.46	0.42		2.34	2.76	(0.42)	(0.07)	(1.00)	(1.49)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(b)	Annualized.
(c)	Calculated based on average shares outstanding methodology.
(d)	Includes the effect of mortgage dollar roll transactions.

30     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income to		expenses to		income to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate(d)

$18.34	(9.95)%	$109,350	1.15%		2.78%		1.34%		2.59%		187%
18.21	(10.62)	28,316	1.90		2.03		2.09		1.84		187
18.19	(10.63)	7,113	1.90		2.03		2.09		1.84		187
18.38	(9.56)	2,379	0.75		3.18		0.94		2.99		187
18.35	(10.06)	16	1.25		2.84		1.44		2.65		187

21.42	12.00	135,632	1.12		2.94		1.29		2.77		154
21.27	11.17	33,759	1.87		2.19		2.04		2.02		154
21.25	11.23	8,658	1.87		2.19		2.04		2.02		154
21.46	12.59	2,509	0.72		3.46		0.89		3.29		154
21.41	11.89	17	1.22		2.86		1.39		2.69		154

20.38	0.62	169,395	1.10	(b)	2.58	(b)	1.32	(b)	2.36	(b)	90
20.26	0.20	40,515	1.85	(b)	1.83	(b)	2.07	(b)	1.61	(b)	90
20.23	0.18	11,284	1.85	(b)	1.84	(b)	2.07	(b)	1.62	(b)	90
20.39	0.86	2,361	0.70	(b)	2.96	(b)	0.92	(b)	2.74	(b)	90
20.37	0.39	15	1.20	(b)	2.46	(b)	1.42	(b)	2.24	(b)	90

20.48	3.94	192,453	1.04		2.90		1.45		2.49		175
20.37	3.15	43,926	1.80		2.16		2.02		1.94		175
20.34	3.14	14,286	1.80		2.17		2.02		1.95		175
20.48	4.25	8,010	0.73		3.22		0.95		3.00		175
20.47	3.80	490	1.23		2.77		1.45		2.55		175

20.29	17.54	163,636	1.00		2.94		1.57		2.37		190
20.20	16.71	23,639	1.76		2.14		2.07		1.83		190
20.17	2.49	8,850	1.77	(b)	2.13	(b)	2.08	(b)	1.82	(b)	190
20.29	2.93	8,367	0.76	(b)	3.13	(b)	1.07	(b)	2.82	(b)	190
20.28	2.66	16	1.26	(b)	2.58	(b)	1.57	(b)	2.27	(b)	190

18.78	18.59	81,410	1.00		3.76		1.77		2.99		208
18.73	16.22	2,110	1.75	(b)	2.59	(b)	2.27	(b)	2.07	(b)	208

      31

 GOLDMAN SACHS BALANCED FUND

Report of Independent Accountants
To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Balanced Fund:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Balanced Fund (“the Fund”), one of the portfolios constituting Goldman Sachs Trust, at August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended prior to August 31, 2000 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2001

32

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Internet Tollkeeper FundSM and Goldman Sachs Research Select FundSM are service marks of Goldman, Sachs & Co.

*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT	32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman David B. Ford Patrick T. Harker John P. McNulty Mary P. McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS
Gary Black, President
Jesse H. Cole, Vice President
James A. Fitzpatrick, Vice President
Mary Hoppa, Vice President
John M. Perlowski, Treasurer
Kenneth G. Curran, Assistant Treasurer
Peter W. Fortner, Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Howard B. Surloff, Secretary
Amy E. Belanger, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS &CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund’s foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2001 / 00-1632	BALAR / 10.5K / 10-01

Goldman Sachs Funds

GROWTH EQUITY FUNDS

Annual Report August 31, 2001

FINANCIAL
STATEMENT
ANALYSIS
NVESTING
RINCIPLES

Long-term capital growth

potential from a diversified

portfolio of equity securities.

GOLDMAN SACHS GROWTH EQUITY FUNDS

Market Review

Dear Shareholder:

As we write to you today, the tragic national events of September 11th continue to dominate the nation’s thoughts. The people of Goldman Sachs are shocked and saddened by the horrible destruction and loss of life, and send our deepest sympathies to those who have been impacted in New York, Washington, D.C., Pennsylvania and across the country.

In the aftermath of this tragedy, Goldman Sachs is offering assistance to others in the industry who have been more severely impacted than we were. Our people and firm are assisting the ongoing recovery and humanitarian efforts through donations of blood and volunteer work. Additionally, Goldman Sachs people are committed to contributing at least $10 million to provide humanitarian aid to victims and families impacted by the events of September 11th.

Goldman Sachs also shares the strong determination of the entire securities industry to show solidarity in the face of terrorism. We are committed to sending the clearest possible message that terrorism will not close free markets, and we continue to serve as a force of stability in the global securities markets.

We want to take this opportunity to provide continued assurance regarding your investment in Goldman Sachs Funds. Immediately after the attack on September 11, all emergency recovery plans were successfully implemented, critical functions were moved to alternate locations, and we were prepared to resume normal operations on September 17 with the reopening of the New York Stock Exchange.

As we write this letter, there continues to be uncertainty in the global financial markets, and events are unfolding at a rapid pace. While the markets are expected to remain volatile in the short-term, in decades past the American people and our economy have proven to be tremendously resilient following significant global events. As such, we urge our shareholders to remain focused on their long-term goals, maintain diversified portfolios, and work closely with their financial advisers.

Because the period covered by this report ended prior to September 11, we have included a brief recap of the economy and financial markets for the one-year reporting period ended August 31, 2001.

■	Market Review: Stocks Fall Sharply, While Bonds Rally — During the one-year reporting period ended August 31, 2001, the U.S. stock market, as measured by the S&P 500 Index, declined 24.39%, while the bond market, as measured by the Lehman Aggregate Bond Index, rose 12.35%. Factors underlying the stock market’s decline included the ongoing threat of economic recession, lower corporate profits, the bursting of the technology “bubble” and a weakening job market. As the period progressed, some areas of the stock market that had performed well during the latter stages of 2000 and the first half of 2001 could not avoid the downdraft — namely many value-oriented and more defensive issues. The sharpest decline occurred in the technology sector, as the tech-laden NASDAQ Composite Index plummeted 57.08% during the period. The NASDAQ has fallen 64% since its peak in March 2000.

In contrast, the bond market fared well during the period. Virtually all bond market sectors generated positive results, largely as a result of declining interest rates and an increase in investor demand.

■	A Faltering Economic Recovery — During the one-year reporting period ended August 31, 2001, the U.S. economy has come full circle. As the period began, we were in the midst of the longest economic expansion in U.S. history. However, since that time, economic activity has fallen sharply. By the fourth quarter of 2000, many economic indicators were pointing to a slowdown, which quickly intensified as the new year began. This reversal prompted the Federal Reserve Board (the “Fed”) to cut short-term interest rates seven times — for a total of 3.25 percentage points — in hopes of avoiding a recession. Under Chairman Alan Greenspan, the Fed has never lowered rates so significantly in such a short period of time. Despite this action, the GDP grew only an estimated 0.2% during the second quarter of 2001 — its slowest rate in eight years.

On the following pages, you will find a review of the Funds’ activity during the period, including perspectives following the recent tragedy from your portfolio management team.

In closing, we want to assure you that you have a strong and experienced team of portfolio managers who have experience managing assets through diverse market conditions and encourage you to maintain your long-term focus in the months ahead.

Sincerely,

David B. Ford	David W. Blood

Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

September 20, 2001

1

GOLDMAN SACHS GROWTH EQUITY FUNDS

What Differentiates Goldman Sachs’
Growth Equity Investment Process?

Over the past 20 years, the Goldman Sachs Growth Equity Team has consistently applied a three-step investment process based on our belief that wealth is created through the long-term ownership of growing businesses.

1	BUY THE BUSINESS
Make decisions as long-term business owners rather than as stock traders Perform in-depth, fundamental research Focus on long-term structural and competitive advantages	Result

Performance driven by the compounding growth of businesses over time — not short-term market movements

Long-term participation in growing businesses — less reliance on macroeconomic predictions, market timing, sector rotation or momentum

2	BUY HIGH-QUALITY GROWTH BUSINESSES
Identify high quality growth businesses. Some required investment criteria include:

■  Established brand names
■  Dominant market shares
■  Pricing power
■  Recurring revenue streams
■  Free cash flow
■  Long product life cycles
■  Favorable long-term growth prospects
■ Excellent management		Result Investment in businesses that meet these criteria — and are strategically positioned for consistent long-term growth

3	BUY AT AN ATTRACTIVE PRICE
■	Perform rigorous valuation analysis of every potential investment	Result
■	Use valuation tools and analytics to ensure that the high-quality business franchises we have identified also represent sound investments	Good investment decisions based on solid understanding of what each business is worth Attractive buying opportunities as the stock prices of quality growth businesses fluctuate over time

2

FUND BASICS

Capital Growth Fund
as of August 31, 2001

PERFORMANCE REVIEW

August 31, 2000–August 31, 2001	Fund Total Return (without sales charge)[1]	S&P 500 Index[2]

Class A	–26.48%	–24.39%

Class B	–27.06	–24.39

Class C	–27.00	–24.39

Institutional	–26.18	–24.39

Service	–26.58	–24.39

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–20.91%	–21.09%	–17.75%	–15.98%	–16.38%

Five Years	15.97	16.07	N/A	N/A	17.20[4]

Ten Years	16.20	N/A	N/A	N/A	16.81[4]

Since Inception	15.28	15.54	11.14	12.36	15.82[4]

	(4/20/90)	(5/1/96)	(8/15/97)	(8/15/97)	(4/20/90)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Capital Growth Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

General Electric Co.	4.2%	Financial Services

Microsoft Corp.	4.0	Computer Software

Pfizer, Inc.	3.1	Healthcare

Exxon Mobil Corp.	3.0	Energy Resources

Wal-Mart Stores, Inc.	2.6	Department Stores

AOLTime Warner, Inc.	2.6	Media

Citigroup, Inc.	2.4	Banks

Bristol-Meyers Squibb Co.	2.3	Healthcare

PepsiCo, Inc.	2.0	Food & Beverage

American International Group, Inc.	2.0	Property Insurance

The top 10 holdings may not be representative of the Fund’s future investments.

3

PORTFOLIO RESULTS

Capital Growth Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Capital Growth Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of –26.48%, –27.06%, –27.00%, –26.18%, and –26.58%, respectively. These figures compare to the –24.39% cumulative total return of the Fund’s benchmark, the S&P 500 Index.

As these returns indicate, the past year was characterized by weakness in the U.S. equity markets. During this period, the Fund underperformed its benchmark, due to several factors. First, several of the Fund’s Technology holdings, and in particular the former blue chip Technology stocks that we typically favor, posted poor returns. In our opinion, the key to evaluating Technology companies is to make sure that they possess long-term growth outlooks and will continue to dominate in their industries. However, this strategy was not rewarded during the period. In addition, the Fund experienced a downturn in its Media & Communication holdings. Many stocks that soared last year as a result of increased dot-com advertising spending have experienced a decline as Internet companies, as well as businesses across all industries, have cut advertising budgets.

On the positive side, we added value through our overweight positions in both the Consumer Staples and Consumer Discretionary sectors, since investors rotated into these defensive areas. Many companies in these sectors — particularly those in the household products and foods/beverages industries — exhibit several of the characteristics we like. For example, their dominance within their market areas allows them greater flexibility in pricing, or pricing power.

Portfolio Composition

As bottom-up stock pickers, we focus on the real worth of the business, and to the extent that we find several businesses in related industries that have long-term growth potential, we may develop an overweight position in a particular sector. With this in mind, as of August 31, 2001, the Fund had overweight positions in the Consumer Staples, Consumer Discretionary and Media & Communication sectors. Underweight positions were held in the Cyclicals, Utilities and Health Care sectors.

Portfolio Highlights

■	Fannie Mae & Freddie Mac — Fannie Mae & Freddie Mac are federally chartered, stockholder-owned corporations that were created to provide a secondary market for the home mortgage industry. Despite the recent downturn in their stock prices, we believe that Fannie and Freddie, whose federal backing enables them to dominate the secondary mortgage business, should continue to deliver strong, consistent growth going forward.

■	Procter & Gamble Co. — Procter and Gamble is a dominant worldwide manufacturer and marketer of household and personal care products. Its strong franchise and diversified revenue streams made it a strong performer over the past year. Given the uncertain market environment, investors migrated toward these types of businesses, as well as others in more defensive sectors.

4

■	AMBAC Financial Group Inc. — AMBAC is a leading municipal bond insurer. The company is characterized by its stability, because municipalities rarely default on their obligations. The stock has performed extremely well in the recent market environment, as its dual recurring revenue streams, the premium and its interest, provided downside protection in a weak economy.

Portfolio Outlook

In light of the national tragedy that occurred on September 11, we would like to assure our shareholders that our investment team, facilities, and back office operations are all intact and running smoothly. From a portfolio management and trading standpoint, we have been meeting constantly since the disaster and studying our positions in the Fund.

While we previously assumed that the economy would grow modestly next year, we have changed that assumption to that of optimistically a flat, or more likely, a recessionary environment for the next several quarters. This is not a forecast, but rather an assumption so that we can test the strength of our various holdings under the possible difficult economic environment. Within that, we are reemphasizing our focus on balance sheet and cash flow — a practice that we’ve always done. Most important, we are analyzing the strategic position of the companies and their position from both a marketing standpoint and a sustainability perspective.

From an overall Fund standpoint, diversity helped immensely. For example, we have seen some relative strength in the Fund’s holdings in the Consumer Staples area. The Healthcare group, in which the Fund is overweighted, has also been solid. We have also been pleased with the performance of Freddie Mac and Fannie Mae, two stocks in which the Fund has significant positions.

Overall, we are very comfortable with the Fund’s holdings and have done very little trading since the terrorist attack. However, we expect to be implementing some proactive trades in the near future. This will be done to take advantage of price/value dislocations (the price of the stock versus the price of the business), and we are monitoring this very carefully for every single holding in the Fund’s portfolio.

It is important to note that the Growth team has a great deal of experience and Herb Ehlers, our Chief Investment Officer, has close to 40 years of experience. However, we recognize that the events of September 11 are unprecedented and they could be changing the market, the environment, and the investor’s attitude worldwide toward investing in equities. In light of that, we are concerned about the increasing risk premium in the market. Most likely this will continue to increase because investors believe that the “peace dividend” is no more. This could mean that price-to-earnings multiples will decline as the risk premium increases. As a result, for investors who are looking to put new money in the market, we would emphasize that it is important to be diversified — as we are with your Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 26, 2001

5

FUND BASICS

Strategic Growth Fund
as of August 31, 2001

PERFORMANCE REVIEW

August 31, 2000–August 31, 2001	Fund Total Return (without sales charge)[1]	S&P 500 Index[2]

Class A	–26.35%	–24.39%

Class B	–26.84	–24.39

Class C	–26.88	–24.39

Institutional	–26.06	–24.39

Service	–26.27	–24.39

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–20.44%	–20.60%	–17.31%	–15.48%	–15.71%

Since Inception	–1.57	–1.09	0.39	1.47	1.14

(5/24/99)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

Microsoft Corp	4.0%	Computer Software

Pfizer, Inc.	3.8	Healthcare

General Electric Co.	3.7	Financial Services

Bristol-Meyers Squibb Co.	3.3	Healthcare

Federal Home Loan Mortgage Corp.	3.1	Financial Services

AOL Time Warner, Inc.	3.0	Media

Federal National Mortgage Association	3.0	Financial Services

Viacom, Inc. Class B	2.8	Entertainment

Citigroup, Inc.	2.8	Banks

Liberty Media Corp. Series A	2.8	Media

The top 10 holdings may not be representative of the Fund’s future investments.

6

PORTFOLIO RESULTS

Strategic Growth Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Strategic Growth Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of –26.35%, –26.84%, –26.88%, –26.06%, and –26.27%, respectively. These results compare to the Fund’s benchmark, the S&P 500 Index, which generated a cumulative total return of –24.39%.

The past year has been a difficult one for the equity markets. During this period, the Fund’s slight underperformance versus the S&P 500 Index was primarily due to weakness in its Utilities and Technology holdings. Global independent power producer AES Corp. (1.8% of the portfolio) fell as a result of the steep depreciation of several Latin American currencies, an area of the world to which the company has significant exposure. Despite owning the dominant brand franchises in the Technology sector, the Fund’s holdings still suffered, including Cisco Systems, Inc. and EMC Corp. (1.5% and 0.8% of the portfolio, respectively).

Fortunately, we benefited from our strategic underweight in Technology relative to the Index, a position we maintained based on the belief that, over time, hard product tech companies have difficulty sustaining high growth rates. Our strategy is to selectively own the dominant brand franchises in the sector, focusing on companies with recurring revenue streams and established leadership in their industry.

Portfolio Composition

The Strategic Growth Fund invests primarily in large-cap growth stocks. More specifically, we focus the portfolio on high quality growth companies with dominant market share, pricing control, recurring revenue streams, and free cash flow. This portfolio is more selective and focused than many mutual funds, because we typically hold between 65 to 85 holdings.

■	First Data Corp. — First Data is a dominant player in the global payment industry and a leader in electronic commerce. Most importantly, it owns Western Union. With high barriers to entry, solid operating margins and a 150-year history, we believe this is the main reason to own First Data. Recently the firm’s stock price soared as a result of the money transfer agreements with India and China. As an increasing amount of people rely on the Internet for commerce, we feel First Data will continue to build its solid franchise as the payment mechanism of choice.

■	Cendant Corp. — Cendant is a consumer and business services company operating in three broad segments: travel services, real estate services and diversified services. The firm’s stock price steadily climbed throughout much of the period, because the diversity of its portfolio of companies enabled it to partially withstand a slowdown in the global economy.

■	Sabre Holdings Corp. — Sabre is the technology leader in the travel and transportation industries. The company performed extremely well over the past year as the announced acquisition of a close competitor further strengthened its dominant position in the online travel industry.

7

Portfolio Outlook

In light of the national tragedy that occurred on September 11, we would like to assure our shareholders that our investment team, facilities, and back office operations are all intact and running smoothly. From a portfolio management and trading standpoint, we have been meeting constantly since the disaster and studying our positions in the Fund.

While we previously assumed that the economy would grow modestly next year, we have changed that assumption to that of optimistically a flat, or more likely, a recessionary environment for the next several quarters. This is not a forecast, but rather an assumption so that we can test the strength of our various holdings under the possible difficult economic environment. Within that, we are reemphasizing our focus on balance sheet and cash flow — a practice that we’ve always done. Most important, we are analyzing the strategic position of the companies and their position from both a marketing standpoint and a sustainability perspective.

From an overall Fund standpoint, diversity helped immensely. For example, we have seen some relative strength in the Fund’s holdings in the Consumer Staples area. The Pharmaceuticals group, in which the Fund is overweighted, has also been solid. We have also been pleased with the performance of Freddie Mac and Fannie Mae, two stocks in which the Fund has significant positions.

In terms of specific stocks, we are very comfortable with our holdings and have done very little trading since the terrorist attack. However, we expect to be implementing some proactive trades in the near future. This will be done to take advantage of price/value dislocations (the price of the stock versus the price of the business) and we are monitoring this very carefully for every single holding in the Fund’s portfolio.

It is important to note that the Growth team has a great deal of experience and Herb Ehlers, our Chief Investment Officer, has close to 40 years of experience. However, we recognize that the events of September 11 are unprecedented and they could be changing the market, the environment and the investor’s attitude worldwide toward investing in equities. In light of that, we are concerned about the increasing risk premium in the market. Most likely this will continue to increase because investors believe that the “peace dividend” is no more. This could mean that price-to-earnings multiples will decline as the risk premium increases. As a result, for investors who are looking to put new money in the market, we would emphasize that it is important to be diversified — as we are with your Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Investment Team

New York, September 26, 2001

8

FUND BASICS

Growth Opportunities Fund
as of August 31, 2001

PERFORMANCE REVIEW

Fund Total Return August 31, 2000–August 31, 2001	Fund Total Return (without sales charge)[1]	S&P MidCap 400 Index[2]

Class A	–4.17%	–8.13%

Class B	–4.92	–8.13

Class C	–4.85	–8.13

Institutional	–3.79	–8.13

Service	–4.24	–8.13

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged S&P MidCap 400 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	10.36%	10.70%	14.95%	17.26%	16.61%

Since Inception	38.86	40.98	41.59	43.17	42.39

(5/24/99)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

Intuit, Inc.	2.3%	Computer Software

AMBAC Financial Group, Inc.	2.2	Property Insurance

Millipore Corp.	2.1	Electrical Equipment

UST, Inc.	2.0	Tobacco

Cendant Corp.	2.0	Leisure

Apogent Technologies, Inc.	2.0	Medical Products

The Stanley Works	1.9	Consumer Durables

Triton PCSHoldings, Inc.	1.9	Wireless

Insight Communications, Inc.	1.8	Media

Grainger W.W., Inc.	1.8	Industrial Services

         The top 10 holdings may not be representative of the Fund’s future investments.

9

PORTFOLIO RESULTS

Growth Opportunities Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Growth Opportunities Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service share classes generated cumulative total returns, without sales charges, of –4.17%, –4.92%, –4.85%, –3.79%, and –4.24%, respectively. The Fund outperformed its benchmark on a relative basis, as the S&P MidCap 400 Index generated a cumulative total return of –8.13%

While we realize that it is hard to be encouraged when a Fund is losing value, our performance has been strong relative to our benchmark and our mid-cap growth and mid-cap core peer groups. We believe that adhering to the Goldman Sachs Growth Equity Team’s time-tested philosophy (buying high quality growing businesses at reasonable valuations), applying that strategy to less efficiently priced segments of the market and maintaining a diversified portfolio provide a recipe for long-term success.

The Fund’s relative outperformance versus its benchmark was primarily attributable to strong stock selection in the Producer Goods, Consumer Discretionary, and Consumer Staples sectors. On the other hand, the Fund’s Media & Communications holdings detracted from results because this area of the market has been particularly hard hit along with the economy. The Fund’s Technology holdings were also down in line with the market.

Portfolio Composition

The Fund invests primarily in medium-sized growth companies with a market capitalization between $1 and $10 billion. We seek companies that generally fall into these categories: (1) high growth companies with dominant market share in a niche industry, (2) companies that are undergoing fundamental improvements in their businesses or long-term growth rates, (3) under-followed/under-recognized growth companies whose long-term prospects are under-appreciated by Wall Street analysts. We strive to purchase these companies at reasonable valuations in order to capture the full benefits of their growth.

■	Cendant Corp. — Cendant is a consumer and business services company operating in travel, real estate, and diversified services. The firm owns dominant franchises within its business segments and virtually all of its businesses are the #1 or #2 players in their respective industries. Cendant’s business model focuses primarily on franchising, outsourcing and marketing its service-oriented businesses, generally seeking to avoid asset ownership. The results of this model are high margins, strong cash flow generation and few capital requirements.

■	Grainger W.W. Inc. — WW Grainger is the leading North American provider of maintenance, repair, operating (MRO) supplies, services and related information to businesses and institutions. The company has spent the last several years investing in systems and infrastructure to better serve its large customer base. Such investment is just now beginning to bear fruit, as measured by increased market share and cash flow generation. While a distribution business at its core, Grainger’s competitive advantage lies in both its scale and unique service capabilities.

10

•	Insight Communications Inc. — Insight is a cable television system operator serving approximately 1.4 million customers in the four contiguous states of Indiana, Kentucky, Illinois and Ohio. In addition to its geographic concentration, the company’s network is efficiently clustered, allowing for effective capital investment and allocation. Insight has among the most digitally upgraded systems and it is rapidly deploying advanced services to its customer base. The company has the characteristics we look for — a subscription-based business with high recurring revenues.

Portfolio Outlook

In light of the catastrophic terrorist attack on September 11 and its repercussions, we believe it is critical to convey our thoughts as well as the impact on the Fund’s investment strategy. First of all, our investment team, its facilities, and back office operations are all intact and running smoothly.

The Growth Opportunities Fund employs all of the portfolio construction disciplines of Goldman Sachs Asset Management. In addition, the Fund enjoys the resources of the entire 25-person Growth investment team. This seasoned group, led by Chief Investment Officer Herb Ehlers, employs a time-tested strategy of utilizing intense fundamental research and analysis in order to create a portfolio of solid growth companies.

As a result of the tragic events, we are reemphasizing the solidity of balance sheets and cash flows because we feel that a strong financial position will allow companies to weather such events and maintain their strategic focus and goals. We firmly believe that the holdings in the Fund’s portfolio — with their strong fundamentals and enduring competitive advantages — can withstand this volatile investment climate.

Each of the approximately 80 stocks that the Fund owns has been reevaluated given the current circumstances. Moreover, we have been in constant contact with these companies in order to assess the implications to their respective businesses. The Fund is fortunate to be diversified across all areas of the market. Since the events of September 11, the Fund’s exposure to the Travel and Leisure industries has detracted from results. However, we believe that even our holdings in this area have the financial wherewithal to persevere through this difficult environment.

As time progresses, we will be looking for investment opportunities as price/value dislocations occur (price of the stock vs. price of the business).

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Equity Investment Team

New York, September 26, 2001

11

 GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on April 20, 1990 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Capital Growth Fund. For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”)) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Capital Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested April 20, 1990 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	Ten Years	Five Years	One Year

Class A (commenced April 20, 1990)
Excluding sales charges	14.66%	15.08%	15.23%	-26.48%
Including sales charges	14.09%	14.43%	13.93%	-30.51%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	13.13%	n/a	14.36%	-27.06%
Including contingent deferred sales charges	12.95%	n/a	13.99%	-30.71%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	8.07%	n/a	n/a	-27.00%
Including contingent deferred sales charges	8.07%	n/a	n/a	-27.73%

Institutional Class (commenced August 15, 1997)	9.26%	n/a	n/a	-26.18%

Service Class (commenced August 15, 1997)	8.74%	n/a	n/a	-26.58%

12

GOLDMAN SACHS CAPITAL GROWTH FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 97.9%

Banks – 5.9%
472,449	Bank of America Corp.	$29,055,613
1,544,100	Citigroup, Inc.	70,642,575
680,880	State Street Corp.	33,063,533
282,300	The Bank of New York Co., Inc.	11,207,310
587,400	Wells Fargo & Co.	27,026,274

		170,995,305

Chemicals – 1.5%
480,329	E.I. du Pont de Nemours & Co.	19,679,079
111,000	Minnesota Mining & Manufacturing Co.	11,555,100
355,200	The Dow Chemical Co.	12,453,312

		43,687,491

Computer Hardware – 3.4%
2,468,680	Cisco Systems, Inc.*	40,313,545
726,990	Dell Computer Corp.*	15,543,046
1,344,680	EMC Corp.*	20,788,753
409,020	Hewlett-Packard Co.	9,493,354
1,044,700	Sun Microsystems, Inc.*	11,961,815

		98,100,513

Computer Software – 7.6%
425,300	International Business Machines Corp.	42,530,000
453,500	Intuit, Inc.*	17,133,230
2,042,900	Microsoft Corp.*	116,547,445
1,722,000	Oracle Corp.*	21,025,620
469,830	Sabre Holdings Corp.*	19,817,430
181,460	VERITAS Software Corp.*	5,211,531

		222,265,256

Defense/Aerospace – 0.5%
227,600	Honeywell International, Inc.	8,480,376
146,700	The Boeing Co.	7,511,040

		15,991,416

Department Stores – 2.6%
1,591,900	Wal-Mart Stores, Inc.	76,490,795

Electrical Equipment – 1.8%
201,074	McDATA Corp.*	2,871,337
453,800	Nortel Networks Corp.	2,840,788
802,240	QUALCOMM, Inc.*	47,211,824

		52,923,949

Electrical Utilities – 1.3%
214,500	Duke Energy Corp.	8,431,995
242,612	Mirant Corp.*	6,950,834
694,000	The AES Corp.*	22,985,280

		38,368,109

Energy Resources – 5.7%
217,000	Chevron Corp.	19,692,750
196,000	Enron Corp.	6,858,040
2,158,612	Exxon Mobil Corp.	86,668,272
826,100	Royal Dutch Petroleum Co. ADR	46,782,043
153,500	Unocal Corp.	5,418,550

		165,419,655

Entertainment – 2.3%
472,930	Metro-Goldwyn-Mayer, Inc.*	8,039,810
363,600	The Walt Disney Co.	9,246,348
1,175,130	Viacom, Inc. Class B*	49,825,512

		67,111,670

Environmental Services – 0.2%
217,600	Waste Management, Inc.	6,730,368

Financial Services – 9.8%
226,400	Automatic Data Processing, Inc.	11,718,464
853,200	Federal Home Loan Mortgage Corp.	53,649,216
748,200	Federal National Mortgage Association	57,020,322
2,985,300	General Electric Co.	122,337,594
1,216,480	MBNA Corp.	42,284,845

		287,010,441

Food & Beverage – 4.0%
1,235,950	PepsiCo, Inc.	58,089,650
737,100	The Coca-Cola Co.	35,874,657
465,160	Wm. Wrigley Jr. Co.	23,323,122

		117,287,429

Forest – 1.0%
256,400	International Paper Co.	10,286,768
131,800	Kimberly-Clark Corp.	8,178,190
180,400	Weyerhaeuser Co.	10,237,700

		28,702,658

Healthcare – 9.9%
506,300	American Home Products Corp.	28,352,800
307,600	Amgen, Inc.*	19,778,680
1,200,310	Bristol-Myers Squibb Co.	67,385,403
337,400	Eli Lilly & Co.	26,192,362
514,400	Merck & Co., Inc.	33,487,440
2,340,610	Pfizer, Inc.	89,668,769
649,000	Schering-Plough Corp.	24,746,370

		289,611,824

Heavy Electrical – 0.1%
61,500	Emerson Electric Co.	3,296,400

Home Products – 3.4%
306,200	Avon Products, Inc.	14,125,006
736,260	Colgate-Palmolive Co.	39,868,479
704,500	Energizer Holdings, Inc.*	12,448,515
275,900	The Gillette Co.	8,456,335
339,980	The Procter & Gamble Co.	25,209,517

		100,107,852

The accompanying notes are an integral part of these financial statements.      13

 GOLDMAN SACHS CAPITAL GROWTH FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value
Common Stocks – (continued)

Hotels – 2.6%
1,041,000	Harrah’s Entertainment, Inc.*	$29,751,780
612,740	Marriott International, Inc.	26,868,649
591,180	Starwood Hotels & Resorts Worldwide, Inc.	20,011,443

		76,631,872

Industrial Parts – 1.6%
733,750	Tyco International Ltd.	38,118,312
135,240	United Technologies Corp.	9,250,416

		47,368,728

Information Services – 1.4%
398,410	First Data Corp.	26,235,299
295,000	TMP Worldwide, Inc.*	13,230,750

		39,466,049

Internet – 0.4%
141,530	CheckFree Corp.*	3,100,922
181,935	E.piphany, Inc.*	1,171,662
189,465	VeriSign, Inc.*	7,777,538

		12,050,122

Leisure – 0.9%
1,304,300	Cendant Corp.*	24,873,001

Life Insurance – 0.5%
526,700	MetLife, Inc.	16,064,350

Media – 7.2%
750,680	A.H. Belo Corp.	13,692,403
2,013,540	AOL Time Warner, Inc.*	75,205,719
167,800	Cablevision Systems Corp.	7,836,260
269,130	Clear Channel Communications, Inc.*	13,529,165
252,820	Comcast Corp.*	9,260,797
671,320	EchoStar Communications Corp.*	18,904,371
139,400	Gannett Co., Inc.	8,595,404
1,909,100	Liberty Media Corp. Series A*	29,018,320
83,950	Rainbow Media Group*	1,998,010
416,200	Univision Communications, Inc.*	12,415,246
559,430	Valassis Communications, Inc.*	19,815,011

		210,270,706

Medical Products – 1.6%
865,300	Johnson & Johnson	45,609,963

Mining – 0.4%
294,900	Alcoa, Inc.	11,241,588

Motor Vehicle – 0.6%
549,142	Ford Motor Co.	10,911,452
148,048	General Motors Corp.	8,105,628

		19,017,080

Oil Refining – 0.5%
190,600	Texaco, Inc.	13,275,290

Oil Services – 0.6%
369,900	Schlumberger Ltd.	18,125,100

Property Insurance – 3.2%
616,945	AMBAC Financial Group, Inc.	36,523,144
733,231	American International Group, Inc.	57,338,664

		93,861,808

Publishing – 0.5%
327,200	The New York Times Co.	13,987,800

Restaurants – 1.0%
965,500	McDonald’s Corp.	28,993,965

Security/Asset Management – 1.3%
206,200	Merrill Lynch & Co., Inc.	10,639,920
178,400	Morgan Stanley Dean Witter & Co.	9,517,640
1,418,500	The Charles Schwab Corp.	17,674,510

		37,832,070

Semiconductors – 3.3%
175,000	Applied Materials, Inc.*	7,540,750
1,899,600	Intel Corp.	53,112,816
641,700	Texas Instruments, Inc.	21,240,270
405,100	Xilinx, Inc.*	15,815,104

		97,708,940

Specialty Retail – 2.2%
719,350	The Home Depot, Inc.	33,054,132
882,420	Walgreen Co.	30,311,127

		63,365,259

Telephone – 3.8%
605,298	AT&T Corp.	11,524,874
1,066,700	Qwest Communications International, Inc.	22,934,050
854,000	SBC Communications, Inc.	34,937,140
234,200	Sprint Corp.	5,466,228
607,218	Verizon Communications, Inc.	30,360,900
453,350	WorldCom, Inc.-WorldCom Group	5,830,081

		111,053,273

Tobacco – 1.7%
1,031,090	Philip Morris Cos., Inc.	48,873,666

Wireless – 1.6%
310,500	American Tower Corp.*	4,492,935
1,654,960	Crown Castle International Corp.*	16,864,042
994,300	Sprint PCS Group*	24,837,614

		46,194,591

TOTAL COMMON STOCKS
(Cost $2,653,709,472)		$2,859,966,352

14     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 1.7%

Joint Repurchase Agreement Account II^
$50,700,000	3.69%	09/04/2001	$50,700,000

TOTAL REPURCHASE AGREEMENT
(Cost $50,700,000)			$50,700,000

TOTAL INVESTMENTS
(Cost $2,704,409,472)			$2,910,666,352

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.      15

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Strategic Growth Fund. For comparative purposes, the performance of the Fund’s benchmark (the Standard and Poor’s 500 Index (with dividends reinvested) (“S&P 500 Index”)), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Strategic Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 24, 1999 to August 31, 2001.

LINE GRAPH

	Class A Shares	S&P 500 Index

5/24/99	9450	10000
	9376	9764
	9953	10306
	9660	9984
8/99	9509	9934
	9357	9662
	10255	10274
	10482	10482
	11352	11100
	10823	10543
2/00	10643	10343
	11503	11355
	11163	11014
	10917	10788
	11484	11053
	11305	10881
8/00	11834	11557
	11409	10947
	11361	10900
	10577	10041
	10503	10090
	10806	10448
2/01	9794	9495
	9095	8893
	9889	9584
	9908	9649
	9671	9414
	9388	9322
8/01	8716	8738

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	-3.50%	-26.35%
Including sales charges	-5.86%	-30.40%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	-4.19%	-26.84%
Including contingent deferred sales charges	-5.46%	-30.50%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	-4.14%	-26.88%
Including contingent deferred sales charges	-4.14%	-27.61%

Institutional Class (commenced May 24, 1999)	-3.12%	-26.06%

Service Class (commenced May 24, 1999)	-3.45%	-26.27%

16

GOLDMAN SACHS STRATEGIC GROWTH FUND

Shares	Description	Value
Common Stocks – 98.5%

Banks – 5.9%
105,900	Citigroup, Inc.	$4,844,925
92,800	State Street Corp.	4,506,368
20,200	Wells Fargo & Co.	929,402

		10,280,695

Chemicals – 0.4%
6,700	Minnesota Mining & Manufacturing Co.	697,470

Computer Hardware – 2.6%
157,500	Cisco Systems, Inc.*	2,571,975
85,500	EMC Corp.*	1,321,830
61,300	Sun Microsystems, Inc.*	701,885

		4,595,690

Computer Software – 8.4%
20,600	International Business Machines Corp.	2,060,000
34,800	Intuit, Inc.*	1,314,744
123,400	Microsoft Corp.*	7,039,970
92,800	Oracle Corp.*	1,133,088
64,000	Sabre Holdings Corp.*	2,699,520
13,800	VERITAS Software Corp.*	396,336

		14,643,658

Department Stores – 2.5%
90,200	Wal-Mart Stores, Inc.	4,334,110

Electrical Equipment – 2.5%
25,252	McDATA Corp.*	360,599
68,500	QUALCOMM, Inc.*	4,031,225

		4,391,824

Electrical Utilities – 1.8%
94,000	The AES Corp.*	3,113,280

Entertainment – 3.6%
46,000	Metro-Goldwyn-Mayer, Inc.*	782,000
22,100	The Walt Disney Co.	562,003
115,234	Viacom, Inc. Class B*	4,885,922

		6,229,925

Financial Services – 11.5%
86,000	Federal Home Loan Mortgage Corp.	5,407,680
68,100	Federal National Mortgage Assoc.	5,189,901
158,200	General Electric Co.	6,483,036
87,600	MBNA Corp.	3,044,976

		20,125,593

Food & Beverage – 4.8%
74,130	PepsiCo, Inc.	3,484,110
43,400	The Coca-Cola Co.	2,112,278
56,100	Wm. Wrigley Jr. Co.	2,812,854

		8,409,242

Healthcare – 11.0%
33,200	American Home Products Corp.	1,859,200
10,100	Amgen, Inc.*	649,430
102,900	Bristol-Myers Squibb Co.	5,776,806
20,200	Eli Lilly & Co.	1,568,126
13,500	Merck & Co., Inc.	878,850
173,300	Pfizer, Inc.	6,639,123
48,600	Schering-Plough Corp.	1,853,118

		19,224,653

Home Products – 3.6%
10,800	Avon Products, Inc.	498,204
53,500	Colgate-Palmolive Co.	2,897,025
47,966	Energizer Holdings, Inc*	847,559
19,500	The Gillette Co.	597,675
20,900	The Procter & Gamble Co.	1,549,735

		6,390,198

Hotels – 2.8%
67,000	Harrah’s Entertainment, Inc*	1,914,860
29,200	Marriott International, Inc.	1,280,420
48,600	Starwood Hotels & Resorts Worldwide, Inc.	1,645,110

		4,840,390

Industrial Parts – 1.3%
43,800	Tyco International Ltd.	2,275,410

Information Services – 2.5%
51,000	First Data Corp.	3,358,350
23,900	TMP Worldwide, Inc.*	1,071,915

		4,430,265

Internet – 0.6%
19,100	CheckFree Corp.*	418,481
16,037	VeriSign, Inc.*	658,319

		1,076,800

Leisure – 1.7%
154,500	Cendant Corp.*	2,946,315

Media – 9.9%
44,300	A.H. Belo Corp.	808,032
140,100	AOL Time Warner, Inc.*	5,232,735
19,720	Clear Channel Communications, Inc.*	991,324
25,400	Comcast Corp.*	930,402
62,500	EchoStar Communications Corp.*	1,760,000
12,000	Gannett Co., Inc.	739,920
317,600	Liberty Media Corp. Series A*	4,827,520
32,200	Univision Communications, Inc.*	960,526
30,100	Valassis Communications, Inc.*	1,066,142

		17,316,601

Medical Products – 1.5%
49,000	Johnson & Johnson	2,582,790

Oil Services – 1.3%
47,900	Schlumberger Ltd.	2,347,100

The accompanying notes are an integral part of these financial statements.      17

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value
Common Stocks – (continued)

Property Insurance – 4.3%
75,200	AMBAC Financial Group, Inc.	$4,451,840
40,100	American International Group, Inc.	3,135,820

		7,587,660

Publishing – 0.6%
24,900	The New York Times Co.	1,064,475

Restaurants – 1.0%
56,900	McDonald’s Corp.	1,708,707

Security/Asset Management – 1.2%
167,200	The Charles Schwab Corp.	2,083,312

Semiconductors – 2.9%
116,000	Intel Corp.	3,243,360
34,000	Texas Instruments, Inc.	1,125,400
20,200	Xilinx, Inc.*	788,608

		5,157,368

Specialty Retail – 3.3%
50,850	The Home Depot, Inc.	2,336,557
102,900	Walgreen Co.	3,534,615

		5,871,172

Telephone – 1.4%
39,831	AT&T Corp.	758,382
64,300	Qwest Communications International, Inc.	1,382,450
26,750	WorldCom, Inc.-WorldCom Group	344,005

		2,484,837

Tobacco – 1.3%
47,500	Philip Morris Cos., Inc.	2,251,500

Wireless – 2.3%
24,700	American Tower Corp.*	357,409
158,400	Crown Castle International Corp.*	1,614,096
81,500	Sprint PCS Group*	2,035,870

		4,007,375

TOTAL COMMON STOCKS
(Cost $195,431,616)		$172,468,415

TOTAL INVESTMENTS
(Cost $195,431,616)		$172,468,415

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on May 24, 1999 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Growth Opportunities Fund. For comparative purposes, the performance of the Fund’s benchmark, (the Standard and Poor’s Midcap 400 Index) (with dividends reinvested) (“S&P Midcap 400 Index”)), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional, and Service Shares will vary from Class A Shares due to differences in fees and loads.

Growth Opportunities Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 24, 1999 to August 31, 2001.

Average Annual Return through August 31, 2001	Since Inception	One Year

Class A (commenced May 24, 1999)
Excluding sales charges	32.57%	-4.17%
Including sales charges	29.33%	-9.42%

Class B (commenced May 24, 1999)
Excluding contingent deferred sales charges	31.96%	-4.92%
Including contingent deferred sales charges	30.99%	-9.67%

Class C (commenced May 24, 1999)
Excluding contingent deferred sales charges	31.60%	-4.85%
Including contingent deferred sales charges	31.60%	-5.80%

Institutional Class (commenced May 24, 1999)	33.08%	-3.79%

Service Class (commenced May 24, 1999)	32.38%	-4.24%

19

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 96.2%

Banks – 2.8%
325,525	Charter One Financial, Inc.	$9,505,330
362,800	National Commerce Financial Corp.	9,200,608

		18,705,938

Chemicals – 1.4%
214,300	Cambrex Corp.	9,594,211

Clothing – 0.5%
228,100	The Limited, Inc.	3,216,210

Computer Hardware – 2.4%
162,300	Pitney Bowes, Inc.	7,058,427
682,082	Symbol Technologies, Inc.	9,208,107

		16,266,534

Computer Software – 6.0%
113,200	Caminus Corp.*	2,419,084
407,600	Intuit, Inc.*	15,399,128
261,712	Sabre Holdings Corp.*	11,039,012
160,852	Symantec Corp.*	6,915,027
631,666	Witness Systems, Inc.*	5,204,928

		40,977,179

Construction – 1.1%
196,800	Martin Marietta Materials	7,773,600

Consumer Durables – 2.6%
127,764	Ethan Allen Interiors, Inc.	4,510,069
312,000	The Stanley Works	13,069,680

		17,579,749

Electrical Equipment – 4.7%
245,800	Amphenol Corp.*	9,937,694
192,600	Jabil Circuit, Inc.*	4,450,986
221,000	McDATA Corp.*	3,155,880
221,600	Millipore Corp.	14,060,520

		31,605,080

Energy Resources – 4.5%
128,800	Apache Corp.	6,044,584
157,300	Devon Energy Corp.	7,278,271
221,000	Louis Dreyfus Natural Gas Corp.*	7,348,250
171,459	Mitchell Energy & Development Corp.	9,828,030

		30,499,135

Entertainment – 3.9%
275,420	LodgeNet Entertainment Corp.*	5,946,318
549,600	Mattel, Inc.	9,887,304
617,700	Metro-Goldwyn-Mayer, Inc.*	10,500,900

		26,334,522

Financial Services – 1.8%
511,000	Allied Capital Corp.	12,059,600

Healthcare – 6.7%
149,385	Andrx Group*	10,500,272
214,800	Biovail Corp.*	9,902,280
140,400	Genzyme Corp.*	7,952,256
94,700	IDEC Pharmaceuticals Corp.*	5,612,869
190,400	IVAX Corp.*	6,408,864
173,800	Millennium Pharmaceuticals, Inc.*	4,779,500

		45,156,041

Heavy Electrical – 1.3%
338,550	Molex, Inc.	8,910,636

Home Products – 1.7%
422,858	Energizer Holdings, Inc.*	7,471,901
126,300	Ralston Purina Group	4,127,484

		11,599,385

Hotels – 2.7%
423,100	Harrah’s Entertainment, Inc.*	12,092,198
186,600	Starwood Hotels & Resorts Worldwide, Inc.	6,316,410

		18,408,608

Industrial Parts – 1.7%
165,300	American Standard Cos., Inc.*	11,546,205

Industrial Services – 3.9%
201,900	Edison Schools, Inc.*	3,714,960
289,200	Grainger W.W., Inc.	12,236,052
208,600	ITT Educational Services, Inc.*	6,954,724
142,900	Robert Half International, Inc.*	3,556,781

		26,462,517

Information Services – 4.6%
105,285	BARRA, Inc.*	5,127,380
258,300	deCODE GENETICS, Inc.*	1,846,845
53,635	Navigant International, Inc.*	817,934
244,829	SunGard Data Systems, Inc.*	5,790,206
258,800	TMP Worldwide, Inc.*	11,607,180
264,244	Travelocity.com, Inc.*	6,320,716

		31,510,261

Internet – 1.7%
796,000	CNET Networks, Inc.*	7,307,280
490,481	Interwoven, Inc.*	3,997,420

		11,304,700

Leisure – 3.8%
707,700	Cendant Corp.*	13,495,839
296,787	Harman International Industries, Inc.	12,197,946

		25,693,785

Life Insurance – 2.6%
211,200	Nationwide Financial Services, Inc.	9,525,120
489,407	Phoenix Cos., Inc.*	8,344,389

		17,869,509

20     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Media – 8.6%
247,300	Cablevision Systems Corp.-Rainbow Media Group*	$5,885,740
213,921	EchoStar Communications Corp.*	6,024,015
700,900	Entravision Communications Corp.*	8,501,917
547,621	Insight Communications, Inc.*	12,480,283
330,100	Liberty Digital, Inc.*	1,650,500
673,816	Mediacom Communications Corp.*	11,643,540
212,200	Univision Communications, Inc.*	6,329,926
203,230	Westwood One, Inc.*	5,792,055

		58,307,976

Medical Products – 3.1%
557,000	Apogent Technologies, Inc.*	13,390,280
410,800	Boston Scientific Corp.*	7,846,280

		21,236,560

Medical Providers – 0.9%
980,350	Hooper Holmes, Inc.	5,882,100

Oil Services – 1.7%
157,600	Nabors Industries, Inc.*	3,864,352
227,000	Weatherford International	7,552,290

		11,416,642

Property Insurance – 3.1%
248,100	AMBAC Financial Group, Inc.	14,687,520
132,100	Loews Corp.	6,449,122

		21,136,642

Security/Asset Management – 2.9%
809,961	Instinet Group, Inc.*	9,565,639
226,100	Legg Mason, Inc.	10,108,931

		19,674,570

Semiconductors – 2.4%
649,687	Integrated Circuit Systems, Inc.*	11,986,725
130,300	Microchip Technology, Inc.*	4,650,407

		16,637,132

Specialty Retail – 0.7%
152,350	99 Cents Only Stores*	4,660,387

Telephone – 2.8%
275,100	Broadwing, Inc.*	4,940,796
263,500	CenturyTel, Inc.	9,235,675
287,795	Openwave Systems, Inc.*	4,616,232

		18,792,703

Tobacco – 2.0%
419,534	UST, Inc.	13,844,622

Truck Freight – 1.1%
351,564	Pittston Brink’s Group	7,755,502

Wireless – 4.5%
565,400	American Tower Corp.*	8,181,338
923,700	Crown Castle International Corp.*	9,412,503
366,600	Triton PCS Holdings, Inc.*	13,050,960

		30,644,801

TOTAL COMMON STOCKS
(Cost $638,026,083)		$653,063,042

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 3.0%

Joint Repurchase Agreement Account II^
$20,200,000	3.69%	09/04/2001	$20,200,000

TOTAL REPURCHASE AGREEMENT
(Cost $20,200,000)			$20,200,000

TOTAL INVESTMENTS
(Cost $658,226,083)			$673,263,042

*	Non-income producing security.

^	Joint repurchase agreement was entered into on August 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.      21

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2001

	Capital	Strategic	Growth
	Growth	Growth	Opportunities
	Fund	Fund	Fund

Assets:

Investment in securities, at value (identified cost $2,704,409,472, $195,431,616, and $658,226,083, respectively)	$2,910,666,352	$172,468,415	$673,263,042
Cash(a)	9,098,624	—	47,563
Receivables:
Investment securities sold	—	3,718,151	1,153,528
Fund shares sold	7,157,304	998,552	6,200,840
Dividends and interest	3,517,208	94,603	272,528
Reimbursement from investment adviser	170,813	92,059	—
Other assets	—	5,480	—

Total assets	2,930,610,301	177,377,260	680,937,501

Liabilities:

Due to Bank	—	862,905	—
Payables:
Investment securities purchased	—	—	467,847
Fund shares repurchased	5,570,639	1,131,885	525,065
Amounts owed to affiliates	3,899,211	224,466	866,577
Accrued expenses and other liabilities	195,253	96,010	168,647

Total liabilities	9,665,103	2,315,266	2,028,136

Net Assets:

Paid-in capital	2,822,075,372	211,254,875	670,075,389
Accumulated net realized loss on investment and futures transactions	(107,387,054)	(13,229,680)	(6,202,983)
Net unrealized gain (loss) on investments and futures	206,256,880	(22,963,201)	15,036,959

NET ASSETS	$2,920,945,198	$175,061,994	$678,909,365

Net asset value, offering and redemption price per share:(b)
Class A	$19.76	$9.22	$18.11
Class B	$18.90	$9.07	$17.92
Class C	$18.88	$9.08	$17.80
Institutional	$20.02	$9.30	$18.26
Service	$19.63	$9.23	$18.05

Shares outstanding:
Class A	101,296,092	11,860,540	23,692,196
Class B	17,915,189	1,570,307	4,116,898
Class C	6,772,535	618,402	2,682,235
Institutional	22,192,098	4,934,767	7,017,974
Service	457,349	150	12,889

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	148,633,263	18,984,166	37,522,192

(a)	Includes restricted cash of $9,000,000 for the Capital Growth Fund relating to initial margin requirements and collateral for futures transactions.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Capital Growth, Strategic Growth and Growth Opportunities Funds is $20.91, $9.76 and $19.16, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

22     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OF EQUITY FUNDS

Statements of Operations
For the Year Ended August 31, 2001

	Capital	Strategic	Growth
	Growth	Growth	Opportunities
	Fund	Fund	Fund

Investment income:

Dividends(a)	$31,667,618	$1,271,228	$2,518,906
Interest	8,204,403	289,029	1,467,706

Total income	39,872,021	1,560,257	3,986,612

Expenses:

Management fees	33,446,914	1,705,535	4,975,819
Distribution and service fees(b)	11,087,557	503,439	1,741,203
Transfer agent fees(b)	5,630,589	266,399	812,361
Custodian fees	330,188	91,693	121,593
Registration fees	248,427	81,070	167,862
Service share fees	55,055	—	970
Professional fees	53,676	49,008	49,008
Trustee fees	9,978	9,978	9,978
Other	280,860	164,188	165,210

Total expenses	51,143,244	2,871,310	8,044,004

Less — expense reductions	(789,341)	(389,107)	(7,239)

Net expenses	50,353,903	2,482,203	8,036,765

NET INVESTMENT LOSS	(10,481,882)	(921,946)	(4,050,153)

Realized and unrealized loss on investment and futures transactions:

Net realized loss from:
Investment transactions	(77,839,370)	(12,577,006)	(1,118,504)
Futures transactions	(26,902,518)	—	—
Net change in unrealized loss on:
Investments	(925,049,838)	(37,853,488)	(25,559,628)
Futures	(2,474,175)	—	—

Net realized and unrealized loss on investment and futures transactions	(1,032,265,901)	(50,430,494)	(26,678,132)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,042,747,783)	$(51,352,440)	$(30,728,285)

(a)	Foreign taxes withheld on dividends were $178,883 and $299 for the Capital Growth and Strategic Growth Funds, respectively.
(b)	Class specific distribution, service and transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Capital Growth Fund	$5,843,508	$3,893,229	$1,350,820	$4,441,066	$739,714	$256,656	$188,749	$4,404
Strategic Growth Fund	272,584	163,190	67,665	207,164	31,006	12,856	15,372	1
Growth Opportunities Fund	782,550	579,323	379,330	594,738	110,071	72,073	35,401	78

The accompanying notes are an integral part of these financial statements.      23

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2001

	Capital	Strategic	Growth
	Growth	Growth	Opportunities
	Fund	Fund	Fund

From operations:

Net investment loss	$(10,481,882)	$(921,946)	$(4,050,153)
Net realized loss from investment and futures transactions	(104,741,888)	(12,577,006)	(1,118,504)
Net change in unrealized loss on investments and futures	(927,524,013)	(37,853,488)	(25,559,628)

Net decrease in net assets resulting from operations	(1,042,747,783)	(51,352,440)	(30,728,285)

Distributions to shareholders:

From net realized gain on investment transactions
Class A Shares	(180,185,022)	(20,740)	(7,186,983)
Class B Shares	(30,938,756)	(3,104)	(1,544,651)
Class C Shares	(10,200,064)	(1,309)	(988,519)
Institutional Shares	(33,317,308)	(5,227)	(2,059,314)
Service Shares	(888,084)	(1)	(6,292)

Total distributions to shareholders	(255,529,234)	(30,381)	(11,785,759)

From share transactions:

Proceeds from sales of shares	791,587,559	155,371,050	512,013,471
Reinvestment of dividends and distributions	231,872,695	26,412	11,072,443
Cost of shares repurchased	(647,167,852)	(68,571,955)	(108,672,612)

Net increase in net assets resulting from share transactions	376,292,402	86,825,507	414,413,302

TOTAL INCREASE (DECREASE)	(921,984,615)	35,442,686	371,899,258

Net assets:

Beginning of year	3,842,929,813	139,619,308	307,010,107

End of year	$2,920,945,198	$175,061,994	$678,909,365

24     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OF EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2000

	Capital	Strategic	Growth
	Growth	Growth	Opportunities
	Fund	Fund	Fund

From operations:

Net investment loss	$(15,662,487)	$(459,692)	$(846,286)
Net realized gain (loss) from investment and futures transactions	333,295,023	(548,651)	8,337,861
Net change in unrealized gain (loss) on investments	397,355,635	15,194,104	41,373,281

Net increase in net assets resulting from operations	714,988,171	14,185,761	48,864,856

Distributions to shareholders:

From net investment income
Class A Shares	—	(1,011)	(1,699)
Class B Shares	—	—	(381)
Class C Shares	—	—	(280)
Institutional Shares	—	(1,164)	(2,161)
Service Shares	—	—	—
From net realized gain on investment transactions
Class A Shares	(175,959,949)	—	(264,562)
Class B Shares	(31,007,673)	—	(52,339)
Class C Shares	(8,484,987)	—	(26,174)
Institutional Shares	(24,209,541)	—	(129,481)
Service Shares	(570,727)	—	(35)

Total distributions to shareholders	(240,232,877)	(2,175)	(477,112)

From share transactions:

Proceeds from sales of shares	1,067,676,367	120,078,710	269,642,227
Reinvestment of dividends and distributions	220,662,950	1,911	470,028
Cost of shares repurchased	(570,091,770)	(16,779,719)	(25,694,467)

Net increase in net assets resulting from share transactions	718,247,547	103,300,902	244,417,788

TOTAL INCREASE	1,193,002,841	117,484,488	292,805,532

Net assets:

Beginning of year	2,649,926,972	22,134,820	14,204,575

End of year	$$3,842,929,813	$139,619,308	$307,010,107

The accompanying notes are an integral part of these financial statements.      25

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements
August 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs Capital Growth Fund, Goldman Sachs Strategic Growth Fund and Goldman Sachs Growth Opportunities Fund (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of their investment company taxable income and capital gains to their shareholders. Accordingly, no federal tax provisions are required. Income and capital gain distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
     At August 31, 2001, the aggregate cost of portfolio securities, gross unrealized gain on investments and gross unrealized loss on investments for federal income tax purposes are as follows:

		Gross	Gross	Net
		Unrealized	Unrealized	Unrealized
Fund	Tax Cost	Gain	Loss	Gain (Loss)

Capital Growth	$2,705,612,217	$569,923,130	$(364,868,995)	$205,054,135

Strategic Growth	199,642,033	6,744,589	(33,918,207)	(27,173,618)

Growth Opportunities	663,825,477	71,367,069	(61,929,504)	9,437,565

GOLDMAN SACHS GROWTH OF EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

F.  Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians.

3. AGREEMENTS

Pursuant to the Investment Management Agreements (the “Agreements”), Goldman Sachs Funds Management, L.P. (“GSFM”), an affiliate of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Capital Growth Fund. Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman Sachs & Co., serves as the investment adviser for the Strategic Growth and Growth Opportunities Funds. Under the Agreements, the respective adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the respective adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of each Fund.
     Each adviser has voluntarily agreed to limit certain “Other Expenses” of the Capital Growth, Strategic Growth, and Growth Opportunities Funds (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, .00%, .00%, and .11% of the average daily net assets of the Funds, respectively.
     The Trust, on behalf of the Funds, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Funds for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements  (continued)

August 31, 2001

3. AGREEMENTS (continued)

     Goldman Sachs serves as the distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $1,418,000, $536,000 and $2,330,000 during the year ended August 31, 2001, for the Capital Growth, Strategic Growth, and Growth Opportunities Funds, respectively.
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares.
     For the year ended August 31, 2001, the Funds’ advisers have voluntarily agreed to reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Custody	Total Expense
Fund	Reimbursement	Credit	Reductions

Capital Growth	$777	$12	$789

Strategic Growth	385	4	389

Growth Opportunities	—	7	7

     At August 31, 2001, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Capital Growth	$2,604	$861	$434	$3,899

Strategic Growth	158	42	24	224

Growth Opportunities	579	195	93	867

GOLDMAN SACHS GROWTH OF EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investment and futures) for the year ended August 31, 2001, were as follows:

		Sales and
Fund	Purchases	Maturities

Capital Growth	$827,298,473	$576,159,873

Strategic Growth	132,252,025	41,300,352

Growth Opportunities	701,293,516	310,620,728

     For the year ended August 31, 2001, Goldman Sachs earned approximately $127,000, $8,000 and $81,000 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Capital Growth, Strategic Growth and Growth Opportunities Funds, respectively.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss.
     At August 31, 2001, the Funds had no open futures contracts.

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements  (continued)
August 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. At August 31, 2001, the Funds had no open written option contracts.

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2001, the Funds did not have any borrowings under this facility.

Goldman Sachs Growth Equity Funds — Tax Information (Unaudited)

For the year ended August 31, 2001, 32.95%, 0% and 8.10% of the dividends paid from net investment taxable income by the Capital Growth, Strategic Growth and Growth Opportunities Funds, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue code, Capital Growth, Strategic Growth and Growth Opportunities Funds designated $178,795,352, $30,381 and $1,009,527 respectively, as capital gain dividends paid during the year ended August 31, 2001.

GOLDMAN SACHS GROWTH OF EQUITY FUNDS

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSFM, GSAM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At August 31, 2001, the Capital Growth and Growth Opportunities Funds had an undivided interest in the repurchase agreements in the joint account which equaled $50,700,000 and $20,200,000, respectively, in principal amount. At August 31, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

	Principal	Interest	Maturity	Amortized	Maturity
Repurchase Agreements	Amount	Rate	Date	Cost	Value

Bank of America	$1,000,000,000	3.69%	09/04/2001	$1,000,000,000	$1,000,410,000

Barclays Capital	400,000,000	3.69	09/04/2001	400,000,000	400,164,000

C.S. First Boston Corp.	300,000,000	3.69	09/04/2001	300,000,000	300,123,000

Deutsche Bank Securities, Inc.	3,000,000,000	3.70	09/04/2001	3,000,000,000	3,001,233,333

Greenwich Capital	400,000,000	3.69	09/04/2001	400,000,000	400,164,000

J.P. Morgan Chase & Co., Inc.	3,000,000,000	3.69	09/04/2001	3,000,000,000	3,001,230,000

Morgan Stanley	3,000,000,000	3.67	09/04/2001	3,000,000,000	3,001,223,333

UBS Warburg LLC	550,000,000	3.70	09/04/2001	550,000,000	550,226,111

UBS Warburg LLC	1,016,000,000	3.69	09/04/2001	1,016,000,000	1,016,416,560

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$12,666,000,000	$12,671,190,337

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

			Accumulated
		Accumulated	Undistributed
		net realized	net investment
Fund	Paid-in Capital	gain (loss)	loss

Capital Growth	$(10,481,882)	$—	$10,481,882

Strategic Growth	(921,946)	—	921,946

Growth Opportunities	(3,310,174)	(739,979)	4,050,153

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Notes to Financial Statements  (continued)
August 31, 2001

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for year ended August 31, 2001 is as follows:

	Capital Growth Fund		Strategic Growth Fund		Growth Opportunities Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	21,017,456	$486,151,957	9,728,783	$106,792,769	16,975,678	$319,890,127
Reinvestments of dividends and distributions	6,698,398	164,577,678	1,499	17,362	379,445	7,019,729
Shares repurchased	(20,945,533)	(475,727,022)	(5,238,421)	(56,795,315)	(3,314,690)	(61,902,137)

	6,770,321	175,002,613	4,491,861	50,014,816	14,040,433	265,007,719

Class B Shares
Shares sold	3,382,523	75,201,556	473,015	5,143,230	2,494,265	46,820,227
Reinvestments of dividends and distributions	1,178,230	27,853,359	233	2,668	74,282	1,366,995
Shares repurchased	(2,782,777)	(61,003,625)	(285,423)	(2,983,737)	(614,596)	(11,291,259)

	1,777,976	42,051,290	187,825	2,162,161	1,953,951	36,895,963

Class C Shares
Shares sold	2,494,827	55,565,310	205,252	2,240,792	1,724,838	32,147,122
Reinvestments of dividends and distributions	368,629	8,699,646	101	1,155	42,193	770,862
Shares repurchased	(1,212,829)	(26,556,822)	(173,636)	(1,817,626)	(473,914)	(8,697,980)

	1,650,627	37,708,134	31,717	424,321	1,293,117	24,220,004

Institutional Shares
Shares sold	7,327,294	171,706,870	3,766,876	41,194,259	5,838,777	112,905,995
Reinvestments of dividends and distributions	1,207,137	29,973,200	449	5,227	102,889	1,914,767
Shares repurchased	(3,401,963)	(79,817,991)	(654,021)	(6,975,277)	(1,472,017)	(26,768,286)

	5,132,468	121,862,079	3,113,304	34,224,209	4,469,649	88,052,476

Service Shares
Shares sold	123,369	2,961,866	—	—	13,429	250,000
Reinvestments of dividends and distributions	31,457	768,812	—	—	5	90
Shares repurchased	(171,921)	(4,062,392)	—	—	(698)	(12,950)

	(17,095)	(331,714)	—	—	12,736	237,140

NET INCREASE	15,314,297	$376,292,402	7,824,707	$86,825,507	21,769,886	$414,413,302

GOLDMAN SACHS GROWTH EQUITY FUNDS

8. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2000 is as follows:

	Capital Growth Fund		Strategic Growth Fund		Growth Opportunities Fund

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	24,015,612	$652,956,057	6,980,953	$81,208,797	9,546,230	$163,309,769
Reinvestments of dividends and distributions	6,216,899	162,385,895	65	749	18,793	263,625
Shares repurchased	(14,669,534)	(395,793,370)	(643,589)	(7,592,195)	(723,140)	(12,932,520)

	15,562,977	419,548,582	6,337,429	73,617,351	8,841,883	150,640,874

Class B Shares
Shares sold	4,183,831	108,757,719	1,151,624	12,874,188	2,216,674	36,648,725
Reinvestments of dividends and distributions	1,113,074	28,260,990	—	—	3,548	49,742
Shares repurchased	(2,693,312)	(70,581,776)	(107,170)	(1,253,024)	(108,346)	(1,884,792)

	2,603,593	66,436,933	1,044,454	11,621,164	2,111,876	34,813,675

Class C Shares
Shares sold	2,244,635	58,635,987	458,422	5,048,001	1,499,042	24,849,781
Reinvestments of dividends and distributions	290,772	7,371,075	—	—	1,796	24,984
Shares repurchased	(1,000,329)	(26,074,413)	(109,451)	(1,260,537)	(137,110)	(2,322,043)

	1,535,078	39,932,649	348,971	3,787,464	1,363,728	22,552,722

Institutional Shares
Shares sold	8,732,980	236,966,132	1,779,701	20,947,724	2,559,976	44,573,678
Reinvestments of dividends and distributions	845,809	22,210,942	101	1,162	9,403	131,642
Shares repurchased	(2,701,667)	(72,457,337)	(552,466)	(6,673,963)	(536,410)	(8,258,792)

	6,877,122	186,719,737	1,227,336	14,274,923	2,032,969	36,446,528

Service Shares
Shares sold	386,213	10,360,472	—	—	16,250	260,274
Reinvestments of dividends and distributions	16,688	434,048	—	—	3	35
Shares repurchased	(188,392)	(5,184,874)	—	—	(16,250)	(296,320)

	214,509	5,609,646	—	—	3	(36,011)

NET INCREASE	26,793,279	$718,247,547	8,958,190	$103,300,902	14,350,459	$244,417,788

 GOLDMAN SACHS CAPITAL GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

					Total
	Net asset	Net			income (loss)		In excess
	value,	investment		Net realized	from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$28.95	$(0.06	) (c)	$(7.23)	$(7.29)	$—	$—	$(1.90)	$(1.90)
2001 - Class B Shares	27.99	(0.23	) (c)	(6.96)	(7.19)	—	—	(1.90)	(1.90)
2001 - Class C Shares	27.94	(0.22	) (c)	(6.94)	(7.16)	—	—	(1.90)	(1.90)
2001 - Institutional Shares	29.19	0.03	(c)	(7.30)	(7.27)	—	—	(1.90)	(1.90)
2001 - Service Shares	28.81	(0.08	) (c)	(7.20)	(7.28)	—	—	(1.90)	(1.90)

2000 - Class A Shares	24.96	(0.11	) (c)	6.29	6.18	—	—	(2.19)	(2.19)
2000 - Class B Shares	24.37	(0.30	) (c)	6.11	5.81	—	—	(2.19)	(2.19)
2000 - Class C Shares	24.33	(0.30	) (c)	6.10	5.80	—	—	(2.19)	(2.19)
2000 - Institutional Shares	25.06	—	(c)	6.32	6.32	—	—	(2.19)	(2.19)
2000 - Service Shares	24.88	(0.13	) (c)	6.25	6.12	—	—	(2.19)	(2.19)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	24.03	(0.08)		1.01	0.93	—	—	—	—
1999 - Class B Shares	23.57	(0.17)		0.97	0.80	—	—	—	—
1999 - Class C Shares	23.52	(0.16)		0.97	0.81	—	—	—	—
1999 - Institutional Shares	24.07	(0.02)		1.01	0.99	—	—	—	—
1999 - Service Shares	23.96	(0.08)		1.00	0.92	—	—	—	—

FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	18.48	(0.03)		6.35	6.32	—	—	(0.77)	(0.77)
1999 - Class B Shares	18.27	(0.12)		6.19	6.07	—	—	(0.77)	(0.77)
1999 - Class C Shares	18.24	(0.10)		6.15	6.05	—	—	(0.77)	(0.77)
1999 - Institutional Shares	18.45	0.01		6.38	6.39	—	—	(0.77)	(0.77)
1999 - Service Shares	18.46	(0.04)		6.31	6.27	—	—	(0.77)	(0.77)

1998 - Class A Shares	16.73	0.02		4.78	4.80	(0.01)	(0.01)	(3.03)	(3.05)
1998 - Class B Shares	16.67	0.02		4.61	4.63	—	—	(3.03)	(3.03)
1998 - Class C Shares (commenced August 15, 1997)	19.73	(0.02)		1.60	1.58	—	(0.04)	(3.03)	(3.07)
1998 - Institutional Shares (commenced August 15, 1997)	19.88	0.02		1.66	1.68	(0.01)	(0.07)	(3.03)	(3.11)
1998 - Service Shares (commenced August 15, 1997)	19.88	(0.01)		1.66	1.65	—	(0.04)	(3.03)	(3.07)

1997 - Class A Shares	14.91	0.10		3.56	3.66	(0.10)	(0.02)	(1.72)	(1.84)
1997 - Class B Shares (commenced May 1, 1996)	15.67	0.01		2.81	2.82	(0.01)	(0.09)	(1.72)	(1.82)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

34     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

							Ratios assuming
							no expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$19.76	(26.48)%	$2,001,259	1.44%		(0.25)%		1.46%		(0.27)%		18%
18.90	(27.06)	338,673	2.19		(1.00)		2.21		(1.02)		18
18.88	(27.00)	127,839	2.19		(1.00)		2.21		(1.02)		18
20.02	(26.18)	444,195	1.04		0.15		1.06		0.13		18
19.63	(26.58)	8,979	1.54		(0.35)		1.56		(0.37)		18

28.95	25.70	2,736,484	1.45		(0.41)		1.47		(0.44)		34
27.99	24.75	451,666	2.20		(1.16)		2.22		(1.19)		34
27.94	24.75	143,126	2.20		(1.16)		2.22		(1.19)		34
29.19	26.18	497,986	1.05		—		1.07		(0.03)		34
28.81	25.53	13,668	1.55		(0.49)		1.57		(0.52)		34

24.96	3.87	1,971,097	1.44	(b)	(0.53	)(b)	1.47	(b)	(0.56	)(b)	18
24.37	3.39	329,870	2.19	(b)	(1.29	)(b)	2.22	(b)	(1.32	)(b)	18
24.33	3.44	87,284	2.19	(b)	(1.29	)(b)	2.22	(b)	(1.32	)(b)	18
25.06	4.11	255,210	1.04	(b)	(0.20	)(b)	1.07	(b)	(0.23	)(b)	18
24.88	3.84	6,466	1.54	(b)	(0.65	)(b)	1.57	(b)	(0.68	)(b)	18

24.03	34.58	1,992,716	1.42		(0.18)		1.58		(0.34)		30
23.57	33.60	236,369	2.19		(0.98)		2.21		(1.00)		30
23.52	33.55	60,234	2.19		(1.00)		2.21		(1.02)		30
24.07	35.02	41,817	1.07		0.11		1.09		0.09		30
23.96	34.34	3,085	1.57		(0.37)		1.59		(0.39)		30

18.48	29.71	1,256,595	1.40		0.08		1.65		(0.17)		62
18.27	28.73	40,827	2.18		(0.77)		2.18		(0.77)		62
18.24	8.83	5,395	2.21	(b)	(0.86	)(b)	2.21	(b)	(0.86	)(b)	62
18.45	9.31	7,262	1.16	(b)	0.18	(b)	1.16	(b)	0.18	(b)	62
18.46	9.18	2	1.50	(b)	(0.16	)(b)	1.50	(b)	(0.16	)(b)	62

16.73	25.97	920,646	1.40		0.62		1.65		0.37		53
16.67	19.39	3,221	2.15	(b)	(0.39	)(b)	2.15	(b)	(0.39	)(b)	53

 GOLDMAN SACHS STRATEGIC GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations

	Net asset	Net			Total
	value,	investment		Net realized	income (loss) from
	beginning	income		and unrealized	investment
	of period	(loss)		gain (loss)	operations
FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$12.52	$(0.06	) (c)	$(3.24)	$(3.30)
2001 - Class B Shares	12.40	(0.13	) (c)	(3.20)	(3.33)
2001 - Class C Shares	12.42	(0.13	) (c)	(3.21)	(3.34)
2001 - Institutional Shares	12.58	(0.02	) (c)	(3.26)	(3.28)
2001 - Service Shares	12.52	(0.04	) (c)	(3.25)	(3.29)

2000 - Class A Shares	10.06	(0.06	) (c)	2.52	2.46
2000 - Class B Shares	10.04	(0.14	) (c)	2.50	2.36
2000 - Class C Shares	10.05	(0.14	) (c)	2.51	2.37
2000 - Institutional Shares	10.07	(0.01	) (c)	2.52	2.51
2000 - Service Shares	10.06	(0.04	) (c)	2.50	2.46
FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	—		0.06	0.06
1999 - Class B Shares (commenced May 24)	10.00	(0.03	) (c)	0.07	0.04
1999 - Class C Shares (commenced May 24)	10.00	(0.03	) (c)	0.08	0.05
1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.06	0.07
1999 - Service Shares (commenced May 24)	10.00	(0.01)		0.07	0.06

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

36     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		loss to		Portfolio
value, end	Total	period	to average		to average		to average		average net		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		assets		rate

$9.22	(26.35)%	$109,315	1.44%		(0.52)%		1.67%		(0.75)%		25%
9.07	(26.84)	14,235	2.19		(1.27)		2.42		(1.50)		25
9.08	(26.88)	5,613	2.19		(1.27)		2.42		(1.50)		25
9.30	(26.06)	45,898	1.04		(0.15)		1.27		(0.38)		25
9.23	(26.27)	1	1.54		(0.37)		1.77		(0.60)		25

12.52	24.46	92,271	1.44		(0.50)		1.63		(0.69)		19
12.40	23.51	17,149	2.19		(1.24)		2.38		(1.43)		19
12.42	23.58	7,287	2.19		(1.24)		2.38		(1.43)		19
12.58	24.93	22,910	1.04		(0.09)		1.23		(0.28)		19
12.52	24.45	2	1.54		(0.35)		1.73		(0.54)		19

10.06	0.60	10,371	1.44	(b)	(0.17	)(b)	11.70	(b)	(10.43	)(b)	7
10.04	0.40	3,393	2.19	(b)	(0.97	)(b)	12.45	(b)	(11.23	)(b)	7
10.05	0.50	2,388	2.19	(b)	(0.99	)(b)	12.45	(b)	(11.25	)(b)	7
10.07	0.70	5,981	1.04	(b)	0.24	(b)	11.30	(b)	(10.02	)(b)	7
10.06	0.60	2	1.54	(b)	(0.24	)(b)	11.80	(b)	(10.50	)(b)	7

 GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset	Net			Total
	value,	investment		Net realized	income (loss) from	From net
	beginning	income		and unrealized	investment	realized
	of period	(loss)		gain (loss)	operations	gains

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$19.50	$(0.14	) (c)	$(0.66)	$(0.80)	$(0.59)
2001 - Class B Shares	19.45	(0.28	) (c)	(0.66)	(0.94)	(0.59)
2001 - Class C Shares	19.31	(0.28	) (c)	(0.64)	(0.92)	(0.59)
2001 - Institutional Shares	19.59	(0.07	) (c)	(0.67)	(0.74)	(0.59)
2001 - Service Shares	19.45	(0.16	) (c)	(0.65)	(0.81)	(0.59)

2000 - Class A Shares	10.13	(0.11	) (c)	9.71	9.60	(0.23)
2000 - Class B Shares	10.18	(0.24	) (c)	9.74	9.50	(0.23)
2000 - Class C Shares	10.10	(0.24	) (c)	9.68	9.44	(0.23)
2000 - Institutional Shares	10.13	(0.04	) (c)	9.73	9.69	(0.23)
2000 - Service Shares	10.12	(0.12	) (c)	9.68	9.56	(0.23)
FOR THE PERIOD ENDED AUGUST 31,

1999 - Class A Shares (commenced May 24)	10.00	(0.01	) (c)	0.14	0.13	—
1999 - Class B Shares (commenced May 24)	10.00	(0.03	) (c)	0.21	0.18	—
1999 - Class C Shares (commenced May 24)	10.00	(0.03	) (c)	0.13	0.10	—
1999 - Institutional Shares (commenced May 24)	10.00	0.01		0.12	0.13	—
1999 - Service Shares (commenced May 24)	10.00	—		0.12	0.12	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

38     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		loss to		Portfolio
value, end	Total	period	to average		to average		to average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$18.11	(4.17)%	$428,981	1.54%		(0.74)%		1.54%		(0.74)%		66%
17.92	(4.92)	73,776	2.29		(1.49)		2.29		(1.49)		66
17.80	(4.85)	47,738	2.29		(1.49)		2.29		(1.49)		66
18.26	(3.79)	128,182	1.14		(0.34)		1.14		(0.34)		66
18.05	(4.24)	232	1.64		(0.84)		1.64		(0.84)		66

19.50	95.73	188,199	1.52		(0.64)		1.61		(0.73)		73
19.45	94.27	42,061	2.27		(1.38)		2.36		(1.47)		73
19.31	94.43	26,826	2.27		(1.38)		2.36		(1.47)		73
19.59	96.67	49,921	1.12		(0.23)		1.21		(0.32)		73
19.45	95.41	3	1.62		(0.69)		1.71		(0.78)		73

10.13	1.30	8,204	1.44	(b)	(0.27	)(b)	14.15	(b)	(12.98	)(b)	27
10.18	1.80	520	2.19	(b)	(1.04	)(b)	14.90	(b)	(13.75	)(b)	27
10.10	1.00	256	2.19	(b)	(1.12	)(b)	14.90	(b)	(13.83	)(b)	27
10.13	1.30	5,223	1.04	(b)	0.39	(b)	13.75	(b)	(12.32	)(b)	27
10.12	1.20	2	1.54	(b)	0.03	(b)	14.25	(b)	(12.68	)(b)	27

 GOLDMAN SACHS GROWTH EQUITY FUNDS

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — Growth Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Capital Growth Fund, Strategic Growth Fund and Growth Opportunities Fund (collectively “the Growth Equity Funds”), portfolios of Goldman Sachs Trust at August 31, 2001, the results of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Growth Equity Funds’ management; our responsibility is to express an opinion of these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Growth Equity Funds for the periods ended prior to August 31, 2000, were audited by other independent accountants whose report dated October 8, 1999, expressed unqualified opinions thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts

October 19, 2001

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Internet Tollkeeper FundSM and Goldman Sachs Research Select FundSM are service marks of Goldman, Sachs & Co.

*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT	32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES	OFFICERS

Ashok N. Bakhru, Chairman	Gary Black, President

David B. Ford	Jesse H. Cole, Vice President

Patrick T. Harker	Kerry Daniels, Vice President

John P. McNulty	James A. Fitzpatrick, Vice President

Mary P. McPherson	Mary Hoppa, Vice President

Alan A. Shuch	Christopher Keller, Vice President

Wilma J. Smelcer	John M. Perlowski, Treasurer

Richard P. Strubel	Kenneth Curran, Assistant Treasurer

Kaysie Uniacke	Peter W. Fortner, Assistant Treasurer

Philip V. Giuca, Jr., Assistant Treasurer

Howard B. Surloff, Secretary

Amy E. Belanger, Assistant Secretary

Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO	GOLDMAN SACHS FUND MANAGEMENT, L.P.

Distributor and Transfer Agent	Investment Adviser

GOLDMAN SACHS ASSET MANAGEMENT

Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Strategic Growth and Growth Opportunities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to their investment in IPOs, which may have a magnified impact due to the Funds’ small asset base. As the Funds’ assets grow, it is probable that the effect of the Funds’ investment in IPOs on their total returns may not be as significant.

The Funds’ foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2001/01-1632	GROWTHAR/136K/10-01

Goldman Sachs Funds

INTERNATIONAL EQUITY FUNDS

Annual Report August 31, 2001

Utusan

Long-term capital growth potential

through investments in equity markets

located around the world.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Market Review

Dear Shareholder:

As we write to you today, the tragic national events of September 11th continue to dominate the nation’s thoughts. The people of Goldman Sachs are shocked and saddened by the horrible destruction and loss of life, and send our deepest sympathies to those who have been impacted in New York, Washington, D.C., Pennsylvania and across the country.

In the aftermath of this tragedy, Goldman Sachs is offering assistance to others in the industry who have been more severely impacted than we were. Our people and firm are assisting the ongoing recovery and humanitarian efforts through donations of blood and volunteer work. Additionally, Goldman Sachs’ people are committed to contributing at least $10 million to provide humanitarian aid to the victims and families impacted by the events of September 11th.

Goldman Sachs also shares the strong determination of the entire securities industry to show solidarity in the face of terrorism. We are committed to sending the clearest possible message that terrorism will not close free markets, and we continue to serve as a force of stability in the global securities markets.

We want to take this opportunity to provide continued assurance regarding your investment in Goldman Sachs Funds. Immediately after the attack on September 11, all emergency recovery plans were successfully implemented, critical functions were moved to alternate locations, and we were prepared to resume normal operations on September 17 with the reopening of the New York Stock Exchange.

As we write this letter, there continues to be uncertainty in the global financial markets, and events are unfolding at a rapid pace. While the markets are expected to remain volatile in the short-term, in decades past the American people and our economy have proven to be tremendously resilient following significant global events. As such, we urge our shareholders to remain focused on their long-term goals, maintain a diversified portfolio, and work closely with their financial advisers.

Because the period covered by this report ended prior to September 11, we have included a brief recap of the economy and financial markets for the one-year reporting period ended August 31, 2001.

■	Market Review: International Stock Markets Fall Sharply — During the one-year reporting period, ended August 31, 2001, the international stock markets as measured by the MSCI EAFE Index declined 24.08%. Factors behind this decline included weakening global economies, lower corporate profits, the bursting of the technology “bubble” and country-specific events. As the period progressed, some areas of the stock market that had performed well during the latter stages of 2000 and the first half of 2001 could not avoid the downdraft — namely certain value-oriented and more defensive issues. The sharpest decline occurred in the Technology, Media and Telecom (TMT) sectors, due to problems arising from excess inventory, overcapacity, and slowing demand.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

■	Faltering Global Economies — Hopes that the U.S. economic slowdown would not spread internationally faded as the reporting period progressed. Slowing demand across Europe was punctuated by large inventories in France and weak industrial production numbers in Germany. Even the UK, which demonstrated surprising resiliency, displayed increasing signs of weakness toward the end of the period. In Japan, weak macroeconomic fundamentals continued to be the norm, while in Asia, the fallout from the TMT decline severely hampered prospects for a quick economic turnaround in the region.

On the following pages, you will find a review of your Fund’s activity during the period, including perspectives following the recent tragedy from your portfolio management team.

In closing, we want to assure you that you have a strong and experienced team of portfolio managers who have experience managing assets through diverse market conditions and encourage you to maintain your long-term focus in the months ahead.

As always, we appreciate your ongoing support.

Sincerely,

David B. Ford Co-Head, Goldman Sachs Asset Management	David W. Blood Co-Head, Goldman Sachs Asset Management

September 20, 2001

 1

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’
International Equity Investment Process?

The Goldman Sachs International Equity Team combines global resources and regional market expertise. We believe that collaboration among global research teams provides a competitive advantage when managing regional and multi-regional portfolios. Our goal is to deliver international diversification and strong, consistent investment results through a disciplined investment process that focuses on regional research teams, bottom-up stock selection and disciplined portfolio construction.

1	REGIONAL RESEARCH TEAMS
■	Research teams based in London, Tokyo, Singapore and Sao Paulo
■	Intensive dialogue between regional research teams creates a global perspective of industry trends and allows us to identify investment opportunities
■	Regional presence contributes to local market expertise

2	BOTTOM-UP STOCK SELECTION
Our research teams identify quality companies, extensively evaluate their business and assess the following criteria:
■	Possess strong market positions
■	Led by skilled managers who think and act like owners
■	Ability to generate high or improving returns on capital
■	Trade at a discount to our analysis of fair value

3	DISCIPLINED PORTFOLIO CONSTRUCTION
Portfolio construction is particularly important when constructing capitalization- and region-specific portfolios. Advantages of our stringent portfolio construction process include:
■	Effective implementation of research views
■	Appropriate distribution of risk across portfolios
■	Consistency of overall return

RESULT
International equity portfolios that offer:
■ Access to markets across the world
■ Region- or capitalization-specific diversification opportunities
■ Confidence that portfolio managers have hands-on knowledge of each company

2

FUND BASICS

European Equity Fund
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return
August 31, 2000–August 31, 2001	(without sales charge)[1]	MSCI Europe Index[2]

Class A	–23.47%	–21.09%

Class B	–23.80	–21.09

Class C	–23.89	–21.09

Institutional	–22.94	–21.09

Service	–23.16	–21.09

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Morgan Stanley Capital International (MSCI) Europe Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–27.23%	–27.25%	–24.23%	–22.51%	–22.78%

Since inception	2.96	3.45	4.63	5.79	5.31

(10/1/98)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In its absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

GlaxoSmithKline PLC	4.8%	Health

Vodafone Group PLC	3.4	Telecommunications

BP PLC	3.2	Energy Resources

Royal Dutch Petroleum Co.	2.9	Energy Resources

Nestle SA	2.7	Food & Beverage

ING Groep NV	2.5	Financial Services

Tesco PLC	2.3	Specialty Retail

British Telecom PLC	2.3	Telecommunications

Diageo PLC	2.2	Tobacco

HSBC Holdings PLC	2.2	Banks

The top 10 holdings may not be representative of the Fund’s future investments.

 3

PORTFOLIO RESULTS

European Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs European Equity Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service Share classes generated cumulative total returns, without sales charges, of –23.47%, –23.80%, –23.89%, –22.94%, and –23.16%, respectively. These returns compare to the Fund’s benchmark, the MSCI Europe Index, which generated a cumulative total return of –21.09%

Global equities were extremely volatile during the reporting period and the European markets did not escape the downdraft. The Fund’s overall negative returns were largely due to overweight positions in the Financials, Healthcare and Telecom Services sectors. On the other hand, our overweight positions in the Consumer Cyclicals, Consumer Non-Cyclicals and Materials sectors contributed positively to Fund performance.

Portfolio Composition

Stock selection continued to drive the Fund’s positioning throughout the period, and in the second half of the period we increased the Fund’s exposure to Consumer Cyclical stocks, which tend to perform well in a falling interest rate environment. To this end, we initiated a position in BMW (1.4% of the Fund’s portfolio), the German automobile manufacturer. We believe BMW was attractively valued and is well positioned to achieve strong growth due to its brand strength and strategy.

Overall, the Fund remains focused on market leaders, such as Tesco (2.3%), Diageo (2.2%) and Lafarge (1.6%), whose strong market positions give them a competitive advantage, and are perceived to be attractive on valuation grounds. The same is true in the Pharmaceutical sector, where our largest holding is GlaxoSmithKline (4.8%). The firm, which was formed through the merger of Glaxo Wellcome and SmithKline Beecham, is an industry powerhouse capable of leveraging a vast research and development budget.

In terms of sectors, the Fund continues to have a ‘barbell’ strategy, with an overweight in ‘defensive’ Consumer Staple industries, such as Food, Household Products, Beverage and Tobacco, and an overweight in Consumer Cyclical sectors, notably Media and Semiconductors. Our key underweight positions are the Utilities sector and the Oil and old economy industrial sectors (Metals, Paper and Construction), which are typically exposed to severe economic weakness.

Portfolio Highlights

■	GlaxoSmithKline PLC — GlaxoSmithKline is the world’s largest drug company by sales, with a 7% market share. The company has a strong management team and is forecast to report earnings growth in line with upper-tier global pharmaceutical companies over the next few years. In addition, we believe that planned efficiency gains following its recent merger will lead to a significant increase in operating margin.

4

PORTFOLIO RESULTS

■	Lafarge SA — Lafarge’s key products include cement and building materials. It has successfully reinvested cash from its high margin domestic business into widespread global exposure, and has driven vertical integration. Lafarge also has strong positions in selected emerging cement markets. In addition, its acquisition of Blue Circle in the UK has strengthened the firm’s geographical profile. Finally, the company has a solid track record of value-enhancing deals, and has strong free cash flow to help pay down debt.

■	Diageo PLC —Diageo is a food, alcoholic beverage and fast food company. Its brands include Haagen Dasz, Burger King, Smirnoff and Johnnie Walker. The strength of the company’s brands and distribution network is impressive, and the company continues to generate strong free cash flow.

Portfolio Outlook

Following the atrocities in the United States, we have not made sweeping changes to our sector positioning. However, we would expect to lighten our exposure to certain Cyclical companies, where our stress-testing of balance sheet and cash flow characteristics reveals vulnerability in the event of marked or protracted economic weakness.

Overall, our current market outlook is uncertain both for economic and technical reasons. The world economy will undoubtedly weaken, but its duration will be affected by the extent of the response, which at this time is unknown.

We maintain our belief that companies that have strong franchises and balance sheets, with free cash flow will do well. As such, the Fund is overweight in Consumer Staples and certain Financials stocks, where we are overweight in banks such as Barclays (2.0%) and UniCredito Italiano (1.4%). Both companies display excellent management, and a good business mix with dominant market shares and prudent provisioning. Our approach to Technology is very selective, with limited exposure to semiconductors through ASML Holdings (0.8%), a capital equipment provider and SAP (1.5%), a German software provider. The Fund remains underweight in the more Cyclical end of the market, as these companies struggle to provide consistent returns to shareholders.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs European Equity Investment Team

London September 26, 2001

 5

FUND BASICS

International Equity Fund
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return
August 31, 2000–August 31, 2001	(without sales charge)[1]	MSCI EAFE Index[2]

Class A	–26.49%	–24.08%

Class B	–26.86	–24.08

Class C	–26.85	–24.08

Institutional	–26.03	–24.08

Service	–26.41	–24.08

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The MSCI EAFE Index is an unmanaged index of common stock prices. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–29.47%	–29.42%	–26.46%	–24.83%	–25.21%

Five Years	3.09	3.29	N/A	4.91	4.41

Since Inception	7.01	3.79	0.34	6.56	7.81 [4]

	(12/1/92)	(5/1/96)	(8/15/97)	(2/7/96)	(12/1/92)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Service Shares prior to 3/6/96 is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares, of the International Equity Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

GlaxoSmithKline PLC	2.9%	Drugs

Royal Dutch Petroleum Co.	2.7	Energy Resources

Nestle SA	2.5	Food & Beverage

ING Groep NV	1.9	Financial Services

Vodafone Group PLC	1.9	Telecommunications

BP PLC	1.8	Energy Resources

Takeda Chemical Industries Ltd.	1.5	Drugs

Tesco PLC	1.5	Specialty Retail

British Telecom PLC	1.5	Telecommunications

Diageo PLC	1.4	Food & Beverage

The top 10 holdings may not be representative of the Fund’s future investments.

6

PORTFOLIO RESULTS

International Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs International Equity Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of –26.49%, –26.86%, –26.85%, –26.03%, and –26.41%, respectively. These figures compare to the –24.08% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (EAFE).

The Fund’s overall returns and underperformance versus its benchmark were largely due to overweight positions in IT hardware and Telecom. Both areas yielded poor results in light of several high profile profit warnings and a number of large IT companies announcing significant job cuts. However, we maintained an overweight position in the Consumer Staples sector, which added to performance, thanks to the resilience of consumer confidence during the reporting period.

Portfolio Composition

Throughout the period we focused on companies that have strong franchises and balance sheets that generate free cash flow. We believe these types of organizations have the potential to perform well in difficult market environments. This strategy led us to overweight Consumer Staples such as Diageo (1.4% of the Fund’s portfolio), Nestle (2.5%), Kao Corp. (1.4%) and Tesco (1.5%).

These characteristics can also be seen in our Financials positioning, where the Fund is underweight, due to our long-term concerns over Japanese banks. Elsewhere, banks such as Barclays Bank (1.3%) and Unicredito Italiano (1.3%) display excellent management, a good business mix with dominant market shares and prudent provisioning. Our approach to Technology is very selective, with limited exposure to semiconductors through ASML Holdings (0.6%), a capital equipment provider and SAP (1.1%), a German software provider. We remain and expect to remain underweight in the more cyclical end of the market, as these companies struggle to provide consistent returns to shareholders. Exceptions are such companies as Lafarge (1.3%), a French cement producer that has demonstrated an excellent acquisition strategy, generating high returns to shareholders.

Portfolio Highlights

■	P&O Princess Cruises Plc — P&O is one of three dominant global cruise operators. As a key player in the cruise industry oligopoly, P&O has achieved tremendous returns on capital. Its business is U.S.-dominated, and its European business is growing rapidly. The increase in supply of cruise ships has discounted P&O’s stock price. We chose to initiate our position earlier this year based on our strong conviction in the company’s long-term prospects.

■	Tesco PLC — Among retailers, we added to our position in Tesco. We favor this UK food retailer based on its ability to drive growth through increasing non-food sales in the UK and its

 7

PORTFOLIO RESULTS

international expansion efforts. Based on the high quality of its management, we believe that the company will deliver on these objectives. Tesco’s shares offer these growth prospects at a discount to other retailers with an international presence.

■	Diageo PLC — The Fund benefited significantly from positions in Consumer Staples stocks such as Diageo. Diageo, a dominant global spirits business, is driving sales growth through new product innovation, boasting such brand successes as the various Bacardi products and Smirnoff Ice. Our last meeting with Diageo highlighted the focus of the company’s management on achieving synergies from recent acquisitions.

Portfolio Outlook

In the immediate aftermath of the atrocities in the United States on September 11, world economies will undoubtedly weaken. But its duration will be affected by the impact of the policy response, which at this time is unknown. It is possible that a period of negative U.S. growth — mirrored by slower growth in Europe and Asia — and reduced inflationary pressures suggest monetary and fiscal policy globally could be easing more than we had previously anticipated. Rather than any permanent reduction in activity, the crisis could imply a redistribution of growth from the near term into the middle of next year.

We believe it is worth reassuring our shareholders about the intensive effort which we have engaged in over the past few days following the appalling events of September 11th. The Fund’s investment team has worked diligently to delineate the broader market implications. We have also stress-tested the balance sheet and cash flow characteristics of the Fund’s holdings that we believe could be particularly vulnerable in the event that general trading conditions deteriorate sharply. In some cases, we have already taken action.

We are currently overweight in the consumer areas with offsetting underweights in the Energy and Utilities sectors. In the aftermath of the events in the United States we raised our cash levels by selling futures positions. In terms of stocks we have looked to make a switch within the European insurance sector selling Swiss Re to buy Munich Re (0.8%) after they both fell by the same amount. We feel this does not account for Munich Re’s stronger solvency position and lower exposure to life insurance. After a discussion with the European financials team we have set buying levels for some of the European banks that we feel are nearing attractive valuations, and that appear to be discounting the adverse effects of a slowing economy. We are also looking to reduce exposure to the consumer sector in Asia.

As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Goldman Sachs London Active Equity Team

London September 26, 2001

8

FUND BASICS

Japanese Equity Fund
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return
August 31, 2000–August 31, 2001	(without sales charge)[1]	TOPIX (USD)[2]

Class A	–39.60%	–34.41%

Class B	–39.90	–34.41

Class C	–39.84	–34.41

Institutional	–39.16	–34.41

Service	–39.44	–34.41

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Tokyo Price Index (TOPIX) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–36.84%	–36.83%	–34.19%	–32.72%	–32.99%

Since inception	5.33	5.77	6.75	7.91	7.33

(5/1/98)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

NTT DoCoMo, Inc.	6.6%	Telecommunications

Takeda Chemical Industries Ltd.	5.1	Drugs

Toyota Motor Corp.	4.3	Auto

Tokyo Electric Power	4.2	Electrical Utilities

Canon, Inc.	3.6	Computer Hardware

Honda Motor Co. Ltd.	3.5	Auto

Kao Corp.	3.2	Consumer Products

Fuji Photo Film Co. Ltd.	3.0	Leisure

Skylark Co. Ltd.	2.7	Restaurants

The Nomura Securities Co. Ltd.	2.5	Financial Services

The top 10 holdings may not be representative of the Fund’s future investments.

 9

PORTFOLIO RESULTS

Japanese Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Japanese Equity Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of –39.60%, –39.90%, –39.84%, –39.16%, and –39.44%, respectively. These figures compare to the –34.41% cumulative total return of the Fund’s benchmark, the Tokyo Price Index (TOPIX).

As these returns indicate, it has been an extremely difficult period in the Japanese equity market. Sector allocation contributed positively to the relative performance of the Fund while stock selection has been a drag on the results. Although underweights in Banks and Software companies were successful, an overweight in the Electronics Machinery sector detracted from performance. At the security level, holdings such as Advantest (0.9% of the Fund’s portfolio), a semiconductor equipment producer, was detrimental. The firm’s stock price fell 69% due to concerns regarding product demand and a subsequent downward earnings revision.

Sector Allocation

As of August 31, 2001, the Fund held large positions in the Chemical, Drug and Cosmetics, and Business Machines sectors, while it continued to be underweight in the Autos and Banking sectors. It is important to note that the Fund’s sector weightings are the result of our bottom-up stock selection process, rather than sector-based decisions.

Portfolio Highlights

■	Ricoh Co. — Ricoh is one of the leading imaging equipment makers in the world. The company has a strong position in the copy machine market, coupled with an extensive global sales and maintenance network. Investors recently approved an acquisition of the U.S. copier sales firm, Lanier, and it is expected that this will help Ricoh to expand its presence in the United States.

■	Nippon System Development Co. — We initiated a position in Nippon System Development, an independent system integrator with strong ties to UFJ Holdings and Hitachi. The company is expected to continue having high level of business not only from city banks, but also from trust banks that are planning to increase their IT spending for the introduction of the 401(k). In addition, given its earnings visibility, Nippon’s valuations appear inexpensive relative to its peers.

■	Kao Corp. — Kao is the largest manufacturer of home products, including personal care, cleaning and sanitary items. The company announced its interim results for the fiscal year 2001 with operating profits exceeding projections. In addition, investors favored Kao’s strong track record, with steady earnings growth in a volatile market environment.

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PORTFOLIO RESULTS

Outlook

We have not changed the Fund’s portfolio significantly in response to the tragic terrorist attack. Rather, we continue to make decisions based on stock specific factors and find it quite important to focus on the basics — long-term earnings and valuations — in times of uncertainty and volatility. Having said that, we have moderately reduced our exposure to a few selected stocks that have significant exposure to the United States. This was done as we feel the market will continue to be concerned with the U.S. economy and the recent strength of the yen.

The Fund is currently overweight in Drugs/Cosmetics, Business Machines, Specialty Chemicals, Corporate Services and underweight in Banks, Computer and Telecom Hardware and Transportation. These decisions are a result of our bottom-up analysis. We are looking to add stocks from companies with good earnings potential and credible management, and are finding many opportunities as a result of the de-rating of high growth stocks in recent weeks.

We will continue to monitor how the recent events affect the corporate earnings outlook and will take appropriate actions on individual stocks if necessary. In summary, we believe it is important for us to retain a long-term perspective and not to overreact to market volatility.

We appreciate your continued support and look forward to reporting on the Fund’s progress in the future.

Goldman Sachs Japanese Equity Team

Tokyo September 26, 2001

11

FUND BASICS

International Growth Opportunities Fund*
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	MSCI Small Cap
August 31, 2000–August 31, 2001	(without sales charge)[1]	EAFE Index[2]

Class A	–34.26%	–17.93%

Class B	–34.64	–17.93

Class C	–34.60	–17.93

Institutional	–33.90	–17.93

Service	–34.17	–17.93

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged MSCI Small Cap EAFE Index, incepted 1/15/98, includes 1,502 securities from 23 developed markets with a capitalization range of $200—$800 million and a general regional allocation of 60% Europe, 30% Japan and 10% Asia. Total returns are calculated without dividends reinvested. The Index figures do not reflect fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–33.46%	–33.46%	–30.69%	–29.17%	–29.48%

Since inception	3.21	3.68	4.62	5.76	5.18

(5/1/98)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

Group 4 Falck A/S	2.1%	Electrical Equipment

Rhoen-Klinikum AG Non-Voting	1.8	Health

Amey PLC	1.6	Business Services

Omega Pharma SA	1.6	Drugs

Elior	1.6	Food & Beverage

Thiel Logistik AG	1.5	Computer Software

Altran Technologies SA	1.5	Business Services

Unibail	1.5	Real Estate

Brembo SpA	1.4	Auto

Dah Sing Financial Holdings	1.4	Banks

The top 10 holdings may not be representative of the Fund’s future investments.

*	Effective December 29, 2000 the International Small Cap Fund was renamed the International Growth Opportunities Fund.

12

PORTFOLIO RESULTS

International Growth Opportunities Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs International Growth Opportunities Fund (previously called the Goldman Sachs International Small Cap Fund) for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service Share classes produced cumulative total returns, without sales charges, of –34.26%, –34.64%, –34.60%, –33.90% and –34.17%, respectively. These results compare to the –17.93% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Small Cap Index (“MSCI EAFE Small Cap Index”).

Several factors contributed to the Fund’s underperformance versus the MSCI Small Cap EAFE Index during this period. First, in the short-term, there has been a move away from “growth” stocks and increased institutional investment in “value” stocks. Our analysis confirms that the MSCI EAFE Small Cap Index holds a value bias, while the Fund holds a significant growth bias. Worldwide growth indices have confirmed this trend, with dramatic declines during the period. The NASDAQ Composite Index declined 57.08%, and the technology-dominated German Neuer Market fell 79.88% during the past twelve months.

Second, market volatility has risen dramatically, and the substantial correction in the Technology, Media and Telecom (TMT) sectors has been the key catalyst of market movements. Earnings downgrades from bellwether stocks in the sector, coupled with fears of a “hard landing” scenario in the United States, have exacerbated the sell-off. While European economies appear to be in a stronger position relative to the United States, there is a continuing debate as to the magnitude of the global slowdown. What is clear, however, is that until such time as interest rate cuts in the United States and Europe outweigh current sentiment in equity markets, we expect to see continued higher levels of volatility.

In terms of specific stocks, negative contributors included Thiel Logistik (1.5% of the Fund’s portfolio), a Luxembourg based provider of a full range of logistics services. Tomra Systems (1.1%), a Norwegian manufacturer of reverse vending machines, also disappointed. Despite strong growth and the increased trend towards recycling, the stock suffered as new environmental legislation in Germany was delayed by the legislature.

Portfolio Highlights

■	Vestas Wind Systems — Vestas, a wind turbine manufacturer, is the leader in wind energy and a prime play on alternative energy sources. The market for wind power turbines is projected to grow at 20-30% for the next 10-20 years, as the global need for electricity triples during the next quarter century. Vestas has been in the wind power market for more than 20 years, establishing a strong brand name and track record, which is critical when developing products with a 20 year lifespan. Vestas’ overall market share is 30%, and it excels across several key growth markets.

■	MAN Group — MAN Group is unique in being the only sizeable quoted hedge fund manager. Its focus is increasingly on the lower risk, but equally high growth fund of hedge fund business. MAN is a lead consolidator in the industry following its recent purchase of U.S. hedge fund manager Glenwood. As a result, it now has exceptional distribution capability in the large, but more mature, North American market. Despite the clear growth potential in the
13

PORTFOLIO RESULTS

hedge fund market (projected at over 25% for the next 5 years), MAN trades at only a small premium to the more traditional asset management industry.

■	The Berkeley Group PLC — Berkeley Group is a UK homebuilder, with a strong focus on the southeast region of the UK. The company has developed substantial expertise in building on ‘brownfield’ sites, on which it currently constructs 90% of its properties. UK government legislation in 2000 stipulated that 60% of new homes must be built on brownfield sites and the expertise developed by Berkeley has given it a substantial strategic advantage. The company has also positioned itself very well to benefit from the ongoing imbalance of demand and supply for homes, particularly at the higher end of the London market.

Portfolio Outlook

The impact of the tragic events of September 11th has adversely affected many of the holdings in the Fund. International equity markets had already begun to feel the impact of a weakening U.S. economy on Europe and Asia, thereby making them more susceptible to this substantial exogenous shock. As a result, the immediate short-term outlook for equities has been clouded and will certainly be substantially influenced by U.S. reactions — both economic, political and militarily — to the terrorist attacks. However, we continue to feel that as stability returns and U.S. policy becomes clearer, international equity markets will become more discriminating in allocating capital between businesses. This should provide strong opportunities for our research intensive, bottom-up investment process to add significant value.

During periods of uncertainty, the market usually rewards businesses that have historically demonstrated recurring revenues and highly predictable earnings streams with higher valuations. The market also typically differentiates between those companies that are able to fund their growth with internally generated cash flow, and those companies who need access to the capital markets to maintain their growth. These two characteristics are the cornerstone of our investment process, and have helped the Fund weather some of the recent instability in the market.

However, during this period of extreme volatility we have seen apparent indiscriminate selling on the part of investors. We continue to view this as an opportunity to judiciously increase the Fund’s exposure to those businesses, across a broad array of sectors, who possess high growth potential, and where our confidence in the fundamentals remains high. The Fund’s significant outperformance since its inception indicates the long-term strength of our investment process. Consequently, we feel that the Fund offers excellent value over the long-term.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs International Growth Opportunities Investment Team

London September 26, 2001

14

FUND BASICS

Emerging Markets Equity Fund
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return
August 31, 2000–August 31, 2001	(without sales charge)[1]	MSCI EMF Index[2]

Class A	–30.55%	–27.82%

Class B	–30.97	–27.82

Class C	–30.98	–27.82

Institutional	–30.20	–27.82

Service	–30.08	–27.82

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index (with dividends reinvested) is an unmanaged market capitalization-weighted composite of securities in over 30 emerging market countries, including Argentina, Botswana, Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hong Kong, Hungary, India, Israel, Jordan, Kenya, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–29.92%	–29.87%	–26.87%	–25.32%	–25.24%

Since Inception	–6.00	–5.70	–4.84	–3.79	–4.82

(12/15/97)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Company Holding	% of Total Net Assets	Line of Business

Telefonos de Mexico SA ADR	4.9%	Telecommunications

Taiwan Semiconductor	3.3	Semiconductors

Samsung Electronics	3.3	Semiconductors

China Mobile Ltd.	2.5	Telecommunications

SK Telecom Co. Ltd.	2.4	Telecommunications

Anglo American PLC	2.4	Financial Services

Grupo Modelo SA Series C	1.8	Tobacco

Hindustan Lever Ltd.	1.6	Consumer Cyclicals

Grupo Televisa SA ADR	1.5	Broadcasting

Teva Pharmaceutical Industries Ltd. ADR	1.5	Medical Products

The top 10 company holdings may not be representative of the Fund’s future investments.

15

PORTFOLIO RESULTS

Emerging Markets Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Emerging Markets Equity Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service Share classes generated cumulative total returns, without sales charges, of –30.55%, –30.97%, –30.98%, –30.20%, and –30.08%, respectively. These returns compare to the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, which generated a cumulative total return of -27.82%

Regional Allocation

The Fund’s overweight position in Latin America was cut to neutral in the second half of the period, as we sold out of our positions in Argentina entirely and reduced our exposure to Brazil. Argentina’s debt dynamics appeared unsustainable and we expected a significant macroeconomic adjustment there. Brazil suffered from domestic and external uncertainty — as high interest rates and an upcoming presidential election coincided with lower capital flows and increased risk aversion.

Mexico was our only overweight position in Latin America at the end of the period. The country’s macroeconomic fundamentals remain solid, although Mexico could suffer from its close ties to the slowing U.S. economy. In the first quarter of 2001, Asia was increased to an overweight position, as we expected markets there to be the first to discount a resumption of global growth. The largest overweight position versus the benchmark was placed in Korea, due to the attractive valuations of its banks and exporters. Malaysia continued to be our largest underweight, due to the overvaluation of large-cap names and capital flight. However, our exposure was increased somewhat during the period, as corporate restructuring gained momentum and capital returned. Finally, at the end of the period Russia was our largest overweight position in Europe, Middle East, Africa (EMEA), due to quiet progress in economic and legislative reforms and due to the large current account surplus the country enjoyed.

Portfolio Highlights

■	Telefonos de Mexico — Telefonos de Mexico is the largest fixed and wireless operator in Mexico, with an 80% market share. The stock was the largest holding in the Fund in both absolute terms and relative to the benchmark. The firm’s valuation appeared attractive to us, and despite a 20% gain over the period, has remained so.

■	Petroleo Brasileiro — This Brazilian company, which produces, transports, refines and markets petroleum and petroleum products, was the Fund’s largest underweight position relative to the benchmark. This proved beneficial, as its stock declined 19% over the period, due to increase in sovereign risk in Brazil.

■	Grupo Modelo — Based in Mexico, this brewer produces Corona, Modelo Especial and Negra Modelo. The stock lost ground over the reported period as the peso did not weaken as we expected. However, we continued to hold it for its franchise, valuation and exposure to exports.

16

PORTFOLIO RESULTS

Portfolio Outlook

Emerging markets investors are no strangers to crises, having endured them in 1990 (Gulf War), 1994/5 (Tequila Crisis), 1997/8 (Asia/Russian crises). Irrational exuberance is only a distant memory. The latest crisis, not confined to emerging markets this time, could cause a more cautious U.S. consumer to tip the U.S. economy into recession, slowing growth in emerging markets economies (particularly for exporters such as Mexico, Taiwan and Israel) as well.

However, earnings downgrades could become increasingly irrelevant as investors “look across the valley.” With the MSCI Index back to 1991 levels, valuations have, in our opinion, reached compelling levels. Global free liquidity is on the rise, and fiscal positions, corporate cash flows and corporate governance have come a long way in ten years. With much less competition for capital from bubble markets like the NASDAQ, we believe the long-term outlook is better than it has been in some time.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Emerging Markets Equity Investment Team

New York, London and Singapore September 26, 2001

17

FUND BASICS

Asia Growth Fund
as of August 31, 2001

PERFORMANCE REVIEW

	Fund Total Return	MSCI AC Asia Free
August 31, 2000–August 31, 2001	(without sales charge)[1]	(Ex Japan) Index[2]

Class A	–27.53%	–32.46%

Class B	–27.80	–32.46

Class C	–27.78	–32.46

Institutional	–26.93	–32.46

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) Asia Free (ex Japan) Index is a market capitalization-weighted composite of securities in 10 Asian countries, including Hong Kong, India, Indonesia, Malaysia, Pakistan, Singapore, South Korea, Sri Lanka, Thailand and the Philippines. Total returns are calculated without dividends reinvested. “Free” indicates an index that excludes shares in otherwise free markets that are not purchasable by foreigners. The Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional

One Year	–31.55%	–31.42%	–28.45%	–26.93%

Five Years	–13.44	–13.22	N/A	–11.84

Since Inception	–7.29	–13.23	–15.03	–10.84

	(7/8/94)	(5/1/96)	(8/15/97)	(2/2/96)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Company Holding	% of Total Net Assets	Line of Business

Hutchison Whampoa Ltd.	4.4%	Multi-Industrial

Hang Seng Bank Ltd.	4.1	Banks

Taiwan Semiconductor	3.8	Semiconductors

Sun Hung Kai Properties Ltd.	3.6	Real Estate

Hindustan Lever Ltd.	3.6	Consumer Cyclicals

Samsung Electronics	3.5	Semiconductors

China Mobile Ltd.	3.3	Telecommunications

SK Telecom Co. Ltd. ADR	3.1	Telecommunications

Korea Electric Power Corp.	2.3	Electrical Utilities

Singapore Technologies Engineering Ltd.	2.0	Machinery

The top 10 company holdings may not be representative of the Fund’s future investments.

18

PORTFOLIO RESULTS

Asia Growth Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs Asia Growth Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C and Institutional share classes generated cumulative total returns, without sales charges, of –27.53%, –27.80%, –27.78%, and –26.93%, respectively. Over the same time period, the Fund’s benchmark, the MSCI AC Asia Free (Ex Japan) Index, generated a cumulative total return of –32.46%.

As these returns indicate, it has been a very challenging period in the Asian equity market. However, the Fund did outperform its benchmark during the reporting period. In anticipation of potential interest rate cuts in the United States we maintained an overweight position in interest rate sensitive sectors during the second half of 2000 and the beginning of 2001. The strategy was rewarded, as rates were cut numerous times, beginning in January 2001. Throughout the period we remained overweight in upstream petroleum companies on the back of sustained strength in energy prices. The major contribution to the Fund’s relative outperformance was the defensive position of the Fund. We favored defensive sectors such as Utilities that pay high dividend yields and domestic consumption firms that have stable earnings. While our holdings in the Technology, Media and Telecom (TMT) sectors suffered along with the market, we were underweight TMT, as our analysis led us to believe that those sectors suffer from excess inventory, overcapacity and slowing demand.

Portfolio Composition

The Fund initiated overweight positions in the interest rate sensitive sectors and upstream oil companies over the second half of 2000. During the same period, our weighting in the TMT sectors were gradually reduced to an underweight position. As the U.S. economy showed increasing signs of a hard landing and hopes for a turnaround in the global economy faded, the Fund increased its weighting in Utilities and domestic demand companies that are less exposed to the adverse external environment. As of August 31, 2001, the Fund was overweight in India, Indonesia and Hong Kong and underweight in Taiwan, South Korea, Singapore and Malaysia.

Portfolio Highlights

■	Hong Kong Electric Holdings — Hong Kong Electric is a dominant electric utility in Hong Kong. A high dividend yield and consistent growth in dividends made it a solid defensive investment in an uncertain economic environment and its share price advanced 23% during the reporting period.

■	Hang Seng Bank — Hang Seng is Hong Kong’s homegrown bank, and among the largest publicly listed companies in the country. Despite its size, the firm is still gaining market share, due in part to the strong brand recognition it enjoys. The company is also among the region’s most cost efficient banks, with what we believe to be a sustainable high return-on-equity (ROE) and strong earnings growth.

19

PORTFOLIO RESULTS

■	Hindustan Lever — Hindustan Lever is 51% owned by the Unilever group and is the largest consumer company in India. It is also the most diversified consumer product company in Asia, with an excellent 10-year annual earnings growth of 29% and one of the highest ROE in the region. While it posted a 9.6% loss during the period, it significantly outperformed the overall market.

Portfolio Outlook

Before the tragic events on September 11th the U.S. corporate sector had already led the downturn in the global growth cycle and showed no sign of an imminent recovery. The terrorist attacks on the United States is likely to have very negative effects on consumer confidence in the United States. This increases the risk of the United States falling into a recession, as the hope of a consumer-led recovery becomes less likely.

As of the end of August, the Fund remained defensive and continued to underweight the TMT sectors. However, our underweight position has been reduced somewhat, as certain companies approached reasonable valuation level after their share prices fell substantially. We maintain an overweight position in domestic demand plays and Utilities, which have more earnings visibility. We also continue to favor the more efficient upstream petroleum companies that are more likely to outperform even if energy prices begin to soften.

We thank you for your investment and we look forward to your continued confidence in the future.

Goldman Sachs Asia Equity Investment Team

Singapore September 26, 2001

20

GOLDMAN SACHS EUROPEAN EQUITY FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on October 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs European Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe Index (“MSCI Europe Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

European Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested October 1, 1998 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced October 1, 1998)
Excluding sales charges	3.81%	-23.47%
Including sales charges	1.82%	-27.66%

Class B (commenced October 1, 1998)
Excluding contingent deferred sales charges	3.33%	-23.80%
Including contingent deferred sales charges	2.26%	-27.61%

Class C (commenced October 1, 1998)
Excluding contingent deferred sales charges	3.36%	-23.89%
Including contingent deferred sales charges	3.36%	-24.65%

Institutional Class (commenced October 1, 1998)	4.50%	-22.94%

Service Class (commenced October 1, 1998)	4.05%	-23.16%

21

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 99.3%

Belgium – 0.6%
24,083	Interbrew* (Food & Beverage)	$599,016

Denmark – 0.8%
7,573	Group 4 Falck A/S (Electrical Equipment)	894,030

Finland – 1.4%
95,184	Nokia Oyj (Telecommunications)	1,490,942

France – 12.2%
49,568	AXA (Insurance)	1,354,121
9,327	BNP Paribas SA (Banks)	856,397
16,822	Castorama Dubois Investissement SA* (Specialty Retail)	940,512
10,108	France Telecom SA (Telecommunications)	324,746
11,272	L’Air Liquide SA (Chemicals)	1,593,467
7,257	L’Oreal SA (Consumer Products)	492,162
18,235	Lafarge SA* (Construction)	1,655,257
34,593	NRJ Group (Media)	548,776
20,058	Schneider Electric SA (Electrical Equipment)	1,112,318
11,387	Total Fina SA Class B (Energy Resources)	1,684,258
16,130	Vivendi Environnement (Utilities)	685,825
18,345	Vivendi Universal SA (Conglomerates)	1,003,982
9,240	Vivendi Universal SA ADR (Conglomerates)	505,520

		12,757,341

Germany – 9.3%
4,251	Allianz AG (Insurance)	1,191,451
46,536	Bayerische Motoren Werke (BMW) AG (Auto)	1,495,513
25,483	Deutsche Bank AG (Banks)	1,758,345
51,081	Deutsche Lufthansa AG (Transportation)	796,872
26,140	Deutsche Telekom AG (Telecommunications)	402,798
10,915	Infineon Technologies AG (Semiconductors)	255,413
4,778	Muenchener Rueckversicherungs-Gesellschaft AG (Property Insurance)	1,370,865
11,434	SAP AG (Software & Services)	1,549,634
17,899	Siemens AG (Electrical Equipment)	912,207

		9,733,098

Ireland – 1.3%
89,505	Bank of Ireland (Banks)	850,497
9,900	Elan Corp. PLC ADR* (Drugs)	518,367

		1,368,864

Italy – 5.0%
65,500	ENI SpA (Energy Resources)	869,373
66,532	San Paolo – IMI SpA (Banks)	834,078
140,000	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	722,916
166,296	Telecom Italia SpA (Telecommunications)	1,377,247
345,000	UniCredito Italiano SpA (Banks)	1,486,651

		5,290,265

Netherlands – 10.9%
32,008	Aegon NV (Insurance)	965,778
46,726	ASML Holdings NV* (Semiconductors)	830,882
7,664	Gucci Group (Consumer Goods)	596,056
83,705	ING Groep NV (Financial Services)	2,645,105
56,474	Koninklijke Royal Philips Electronics NV (Appliance)	1,523,786
18,965	QIAGEN NV* (Medical Products)	396,545
53,283	Royal Dutch Petroleum Co. (Energy Resources)	3,024,083
43,993	VNU NV (Media)	1,445,784

		11,428,019

Portugal – 0.1%
21,435	Electricidade de Portugal SA (Utilities)	55,537

Spain – 4.6%
31,559	Acerinox SA (Steel)	903,744
66,526	Banco Bilbao Vizcaya Argentaria SA (Banks)	858,799
69,874	Banco Santander Central Hispano SA (Banks)	637,130
63,997	Industria de Diseno Textil SA (Inditex)* (Consumer Durables & Apparel)	1,119,959
116,600	Telefonica de Espana SA* (Telecommunications)	1,354,693

		4,874,325

Sweden – 5.0%
15,370	Electrolux AB Series B (Appliance)	207,846
80,527	Investor AB (Financial Services)	953,800
188,838	Nordea AB (Banks)	1,150,038
55,378	Securitas AB Series B (Business Services)	873,679

22     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Sweden – (continued)
145,060	Skandia Forsakrings AB (Insurance)	$1,015,593
207,209	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	1,013,509

		5,214,465

Switzerland – 11.5%
16,484	Adecco SA (Business Services)	807,109
13,683	Nestle SA (Food & Beverage)	2,886,501
59,054	Novartis AG* (Health)	2,153,563
28,712	Roche Holding AG (Health)	2,056,265
14,403	Swiss Re* (Property Insurance)	1,432,877
17,887	Syngenta AG* (Chemicals)	935,300
27,557	UBS AG (Banks)	1,344,325
1,735	Zurich Financial Services AG (Insurance)	490,263

		12,106,203

United Kingdom – 36.6%
60,542	Abbey National PLC (Financial Services)	984,490
64,658	Amvescap PLC (Financial Services)	910,606
168,838	ARM Holdings PLC* (Technology Hardware & Equipment)	679,026
36,439	AstraZeneca PLC (Health)	1,760,175
69,843	Barclays PLC (Banks)	2,119,365
389,755	BP PLC (Energy Resources)	3,307,598
96,455	British Sky Broadcasting Group PLC* (Media)	1,090,234
390,663	British Telecom PLC (Telecommunications)	2,393,598
227,437	Diageo PLC (Tobacco)	2,294,999
48,626	Exel PLC (Transportation)	518,204
216,079	Friends Provident PLC* (Insurance)	799,214
189,543	GlaxoSmithKline PLC* (Health)	5,030,608
196,374	HSBC Holdings PLC (Banks)	2,286,624
69,796	National Grid Group PLC (Utilities)	475,269
161,264	P & O Princess Cruises PLC (Leisure)	866,315
44,401	Reckitt Benckiser PLC (Food & Beverage)	675,601
42,381	Reuters Group PLC (Business Services)	478,111
58,154	Royal Bank of Scotland Group PLC (Banks)	1,452,261
91,611	Scottish & Southern Energy PLC (Electrical Utilities)	883,186
81,927	Six Continents PLC (Leisure)	876,660
98,823	Smiths Group PLC (Conglomerates)	1,073,238
645,947	Tesco PLC (Specialty Retail)	2,443,099
167,321	Unilever PLC (Food & Beverage)	1,428,447
1,794,850	Vodafone Group PLC (Telecommunications)	3,583,170

		38,410,098

TOTAL COMMON STOCKS
(Cost $117,513,402)		$104,222,203

TOTAL INVESTMENTS
(Cost $117,513,402)		$104,222,203

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations: ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.      23

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Statement of Investments  (continued)

August 31, 2001

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Appliance	1.6%
Auto	1.4
Banks	14.9
Business Services	2.0
Chemicals	2.4
Conglomerates	2.5
Construction	1.6
Consumer Durables & Apparel	1.1
Consumer Goods	0.6
Consumer Products	0.5
Drugs	0.5
Electrical Equipment	2.8
Electrical Utilities	0.8
Energy Resources	8.5
Financial Services	5.2
Food & Beverage	5.3
Health	10.5
Insurance	5.5
Leisure	1.7
Media	2.9
Medical Products	0.4
Property Insurance	2.7
Semiconductors	1.0
Software & Services	1.5
Specialty Retail	3.2
Steel	0.9
Technology Hardware & Equipment	0.6
Telecommunications	12.1
Tobacco	2.2
Transportation	1.2
Utilities	1.2

TOTAL COMMON STOCK	99.3%

† Industry concentrations greater than one tenth of one percent are disclosed.

24     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on December 1, 1992 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East Index (“MSCI EAFE”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

International Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 1, 1992 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	Five Years	One Year

Class A (commenced December 1, 1992)
Excluding sales charges	6.86%	3.51%	-26.49%
Including sales charges	6.17%	2.35%	-30.53%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	2.74%	2.98%	-26.86%
Including contingent deferred sales charges	2.54%	2.56%	-30.52%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-1.10%	n/a	-26.85%
Including contingent deferred sales charges	-1.10%	n/a	-27.58%

Institutional Class (commenced February 7, 1996)	5.27%	4.16%	-26.03%

Service Class (commenced March 6, 1996)	4.47%	3.66%	-26.41%

25

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 95.4%

Australia – 1.7%
2,317,178	BHP Ltd. (Mining)	$11,386,540
145	Brambles Industries Ltd. (Multi-Industrial)	756
2,363,903	Woolworths Ltd. (Specialty Retail)	13,369,784

		24,757,080

Finland – 1.0%
897,426	Nokia Oyj (Telecommunications)	14,057,095

France – 9.6%
586,154	AXA (Insurance)	16,012,822
198,733	BNP Paribas SA (Banks)	18,247,485
210,850	Castorama Dubois Investissement SA* (Specialty Retail)	11,788,550
104,379	L’Air Liquide SA (Chemicals)	14,755,542
198,074	Lafarge SA* (Construction)	17,979,897
242,371	Schneider Electric SA (Electrical Equipment)	13,440,708
85,636	Total Fina SA Class B (Energy Resources)	12,666,469
270,451	Vivendi Environnement (Utilities)	11,499,200
137,008	Vivendi Universal SA (Conglomerates)	7,498,149
245,760	Vivendi Universal SA ADR (Conglomerates)	13,445,530

		137,334,352

Germany – 6.1%
47,721	Allianz AG (Insurance)	13,375,029
425,395	Bayerische Motoren Werke (BMW) AG (Auto)	13,670,785
223,206	Deutsche Bank AG (Banks)	15,401,368
400,570	Deutsche Lufthansa AG (Transportation)	6,248,954
152,905	Infineon Technologies AG (Semiconductors)	3,578,013
38,417	Muenchener Rueckversicherungs-Gesellschaft AG (Property Insurance)	11,022,297
111,495	SAP AG (Software & Services)	15,110,764
166,620	Siemens AG (Electrical Equipment)	8,491,646

		86,898,856

Hong Kong – 1.9%
5,528,000	Giordano International Ltd. (Specialty Retail)	2,675,513
844,400	Hang Seng Bank Ltd.* (Banks)	9,445,735
1,499,000	Hongkong Electric Holdings Ltd. (Electrical Utilities)	5,679,122
416,600	Hutchison Whampoa Ltd. (Multi-Industrial)	3,551,919
4,570,000	Li & Fung Ltd. (Wholesale)	5,742,016

		27,094,305

Ireland – 1.6%
1,345,674	Bank of Ireland (Banks)	12,811,022
186,500	Elan Corp. PLC ADR* (Drugs)	9,688,675

		22,499,697

Italy – 3.6%
844,556	San Paolo – IMI SpA (Banks)	10,587,767
1,135,000	Telecom Italia Mobile SpA (T.I.M.) (Telecommunications)	5,860,786
1,925,063	Telecom Italia SpA (Telecommunications)	15,943,181
4,316,500	UniCredito Italiano SpA (Banks)	18,600,377

		50,992,111

Japan – 22.5%
42,200	Advantest Corp. (Electronics Equipment)	2,395,486
1,887,000	Asahi Kasei Corp. (Chemicals)	7,231,103
291,000	Banyu Pharmaceutical Co. Ltd. (Drugs)	4,901,672
403,560	C&S Co. Ltd. (Specialty Retail)	12,405,727
411,265	Canon, Inc. (Computer Hardware)	12,400,124
910,000	Daiwa Securities Group, Inc. (Financial Services)	7,710,111
375,000	Fuji Photo Film Co. Ltd. (Leisure)	13,959,658
447,000	Honda Motor Co. Ltd. (Auto)	16,150,503
252	Hoya Corp. (Electrical Equipment)	13,371
762,000	Kao Corp. (Consumer Products)	19,381,311
72,600	Keyence Corp. (Industrial Parts)	10,498,522
1,056,000	Kirin Brewery Ltd. (Food & Beverage)	8,119,998
28,700	KONAMI Corp. (Entertainment)	906,430
1,619,790	Mitsui Marine & Fire (Insurance)	9,917,778
2,330	Mizuho Holdings, Inc. (Banks)	9,654,777
82,400	Murata Manufacturing Co. Ltd. (Electronics Equipment)	4,927,275
832,000	NGK Insulators Ltd. (Multi-Industrial)	6,306,481
42	Nintendo Co. Ltd. (Entertainment)	6,703
2,397	Nippon Telephone & Telegraph Corp. (Telecommunications)	10,901,419
416,000	Ricoh Co. Ltd. (Computer Hardware)	6,786,474

26     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
88,700	Rohm Co. (Electronics Equipment)	$9,793,717
1,220,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	5,497,115
149,000	Secom Co. Ltd. (Business Services)	7,692,508
761,000	Sharp Corp. (Electrical Equipment)	8,126,904
174,000	Shin-Etsu Chemical Co. Ltd. (Chemicals)	5,392,850
500,000	Skylark Co. Ltd. (Restaurants)	13,349,055
108,311	SMC Corp. (Machinery)	9,888,333
1,693,000	Sumitomo Corp. (Wholesale)	10,893,603
456,000	Sumitomo Mitsui Banking Corp. (Banks)	3,725,271
677,000	Suzuki Motor Corp. (Auto)	8,199,149
524,000	Takeda Chemical Industries Ltd. (Drugs)	21,580,494
396,000	The Nomura Securities Co. Ltd. (Financial Services)	6,737,019
691,600	Tokyo Electric Power (Electrical Utilities)	17,881,939
495,700	Toppan Forms Co. Ltd. (Publishing)	9,810,881
532,500	Toyota Motor Corp. (Auto)	16,190,045
578	UFJ Holdings, Inc. (Banks)	2,945,130

		322,278,936

Netherlands – 8.2%
419,671	Aegon NV (Insurance)	12,662,745
506,603	ASML Holding NV* (Semiconductors)	9,008,413
866,534	ING Groep NV (Financial Services)	27,382,748
544,545	Koninklijke Royal Philips Electronics NV (Appliance)	14,692,961
688,974	Royal Dutch Petroleum Co. (Energy Resources)	39,102,797
455,355	VNU NV (Media)	14,964,771

		117,814,435

Portugal – 0.1%
417,775	Electricidade de Portugal SA (Utilities)	1,082,428

Singapore – 0.6%
6,289,000	Singapore Technologies Engineering Ltd. (Machinery)	9,175,221

Spain – 3.5%
377,342	Acerinox SA (Steel)	10,805,811
602,770	Banco Bilbao Vizcaya Argentaria SA (Banks)	7,781,290
785,293	Banco Santander Central Hispano SA (Banks)	7,160,516
641,539	Industria de Diseno Textil SA (Inditex)* (Consumer Durables & Apparel)	11,227,045
1,182,048	Telefonica de Espana SA* (Telecommunications)	13,733,386

		50,708,048

Sweden – 3.7%
986,866	Investor AB (Financial Services)	11,688,912
1,892,403	Nordea AB (Banks)	11,524,877
848,100	Securitas AB Series B (Business Services)	13,380,179
1,377,203	Skandia Forsakrings AB (Insurance)	9,642,059
1,519,712	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	7,433,279

		53,669,306

Switzerland – 8.4%
242,270	Adecco SA (Business Services)	11,862,315
169,670	Nestle SA (Food & Beverage)	35,792,784
481,466	Novartis AG* (Health)	17,557,957
275,194	Roche Holding AG (Health)	19,708,548
148,180	Swiss Re* (Property Insurance)	14,741,628
310,975	UBS AG (Banks)	15,170,421
16,870	Zurich Financial Services AG* (Insurance)	4,766,993

		119,600,646

United Kingdom – 22.9%
798,573	Amvescap PLC (Financial Services)	11,246,642
155,907	AstraZeneca PLC* (Health)	7,531,039
606,388	Barclays PLC (Banks)	18,400,659
148,600	BP PLC ADR (Energy Resources)	7,560,768
2,957,199	BP PLC (Energy Resources)	25,095,830
3,475,493	British Telecom PLC* (Telecommunications)	21,294,398
2,055,246	Diageo PLC (Food & Beverage)	20,738,871
886,447	Exel PLC (Transportation)	9,446,813
1,539,480	GlaxoSmithKline PLC* (Drugs)	40,858,906
298,800	GlaxoSmithKline PLC ADR* (Drugs)	15,821,460
1,686,424	HSBC Holdings PLC (Banks)	19,637,113
919,479	National Grid Group PLC (Utilities)	6,261,107
2,086,391	P & O Princess Cruises PLC (Leisure)	11,208,150
708,610	Reuters Group PLC (Business Services)	7,994,012
476,260	Royal Bank of Scotland Group PLC (Banks)	11,893,483
595,514	Six Continents PLC (Leisure)	6,372,296

The accompanying notes are an integral part of these financial statements.      27

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value
Common Stocks – (continued)

United Kingdom – (continued)
1,430,800	Smiths Group PLC (Conglomerates)	$15,538,784
5,670,658	Tesco PLC (Specialty Retail)	21,447,550
1,733,835	Unilever PLC (Food & Beverage)	14,802,041
13,537,385	Vodafone Group PLC (Telecommunications)	27,025,515
411,100	Vodafone Group PLC ADR (Wireless)	8,283,665

		328,459,102

TOTAL COMMON STOCKS
(Cost $1,622,765,472)		$1,366,421,618

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 4.5%

State Street Bank & Trust Euro – Time Deposit
$64,483,000	3.63%	09/04/2001	$64,483,000

TOTAL SHORT-TERM OBLIGATION
(Cost $64,483,000)			$64,483,000

TOTAL INVESTMENTS
(Cost $1,687,248,472)			$1,430,904,618

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Appliance	1.0%
Auto	3.8
Banks	13.5
Business Services	2.9
Chemicals	1.9
Computer Hardware	1.3
Conglomerates	2.5
Construction	1.3
Consumer Durables & Apparel	0.8
Consumer Products	1.4
Drugs	6.5
Electrical Equipment	2.5
Electrical Utilities	1.6
Electronics Equipment	1.2
Energy Resources	5.9
Entertainment	0.1
Financial Services	4.5
Food & Beverage	5.5
Health	3.1
Industrial Parts	0.7
Insurance	4.6
Leisure	2.2
Machinery	1.3
Media	1.0
Mining	0.8
Multi-Industrial	0.7
Property Insurance	1.8
Publishing	0.7
Restaurants	0.9
Semiconductors	0.9
Software & Services	1.1
Specialty Retail	4.3
Steel	0.8
Telecommunications	8.1
Transportation	1.1
Utilities	1.3
Wholesale	1.2
Wireless	0.6

TOTAL COMMON STOCK	95.4%

† Industry concentrations greater than one tenth of one percent are disclosed.

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Japanese Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Tokyo Price Index (“Topix”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

Japanese Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced May 1, 1998)
Excluding sales charges	1.88%	-39.60%
Including sales charges	0.17%	-42.93%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	1.43%	-39.90%
Including contingent deferred sales charges	0.51%	-42.91%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	1.43%	-39.84%
Including contingent deferred sales charges	1.43%	-40.44%

Institutional Class (commenced May 1, 1998)	2.53%	-39.16%

Service Class (commenced May 1, 1998)	1.98%	-39.44%

29

 GOLDMAN SACHS JAPANESE EQUITY FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 128.9%

42,000	77 Bank Ltd. (Banks)	$240,536
5,400	Advantest Corp. (Electronics Equipment)	306,531
46,000	Air Water, Inc. (Industrial Services)	216,954
43,000	Anritsu Corp. (Electrical Equipment)	373,740
37,000	Asahi Glass Co. Ltd. (Building Materials)	211,277
62,000	Asahi Kasei Corp. (Chemicals)	237,588
15,700	Bandai Co. Ltd. (Entertainment)	446,928
32,000	Banyu Pharmaceutical Co. Ltd. (Drugs)	539,015
14,520	C&S Co. Ltd (Specialty Retail)	446,355
31,000	Canon, Inc. (Computer Hardware)	934,686
64,000	Daiwa Securities Group, Inc. (Financial Services)	542,250
95,000	Dowa Mining Co. Ltd. (Mining)	285,636
82	East Japan Railway Co. (Railroads)	484,811
21,000	Fuji Photo Film Co. Ltd. (Leisure)	781,741
3,500	Funai Electric Co. Ltd. (Electrical Equipment)	217,248
7,000	Hisamitsu Pharmaceutical Co., Inc. (Drugs)	117,910
25,000	Honda Motor Co. Ltd. (Auto)	903,272
44,000	Isetan Co. Ltd. (Specialty Retail)	407,630
79,000	Kanebo Ltd.* (Consumer Products)	191,620
45,000	Kaneka Corp. (Chemicals)	339,201
33,000	Kao Corp. (Consumer Products)	839,348
15,300	Katokichi Co. Ltd. (Food & Beverage)	335,676
114	KDDI Corp. (Telecommunications)	325,481
3,900	Keyence Corp. (Industrial Parts)	563,970
14,500	Kirin Beverage Corp. (Food & Beverage)	259,506
34,000	Kirin Brewery Ltd. (Food & Beverage)	261,439
24,000	Kokuyo Co. Ltd. (Specialty Retail)	240,536
10,200	Komeri Co. Ltd. (Home Products)	262,012
7,300	Konami Corp. (Entertainment)	230,555
3,900	KOSE Corp. (Specialty Retail)	142,881
36,000	Matsushita Electric Works Ltd. (Construction)	329,271
15,800	Meitec Corp. (Business Services)	443,121
70,000	Minebea Co. Ltd. (Electronics Equipment)	393,229
15,900	Ministop Co. Ltd. (Specialty Retail)	239,702
5,410	MISUMI Corp. (Industrial Parts)	173,142
99,000	Mitsui Mining & Smelting Co. Ltd. (Mining)	311,837
164,000	Mitsui O.S.K. Lines Ltd. (Ship Transportation)	368,788
4,000	Murata Manufacturing Co. Ltd. (Electronics Equipment)	239,188
63,000	NGK Insulators Ltd. (Multi-Industrial)	477,534
1,000	Nintendo Co. Ltd. (Entertainment)	159,599
11,900	Nippon Kanzai Co. Ltd. (Business Services)	220,491
53,000	Nippon Mining & Metals Co. Ltd. (Mining)	236,577
3,200	Nippon System Development Co. Ltd. (Computer Software)	162,783
107	Nippon Telephone & Telegraph Corp. (Telecommunications)	486,630
47,000	Nissan Chemical Industries Ltd. (Chemicals)	324,193
139	NTT DoCoMo, Inc. (Telecommunications)	1,709,184
800	Paris Miki, Inc. (Specialty Retail)	24,997
15,000	Pioneer Corp. (Electrical Equipment)	298,775
36,000	Ricoh Co. Ltd. (Computer Hardware)	587,291
4,200	Rohm Co. (Electronics Equipment)	463,739
126,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	567,735
400	Sanyo Electric Credit Co. Ltd. (Financial Services)	11,623
7,500	Sato Corp. (Electronics Equipment)	183,813
10,000	Secom Co. Ltd. (Business Services)	516,276
9,000	Seven-Eleven Japan Co. Ltd. (Specialty Retail)	298,648
37,000	Sharp Corp. (Electrical Equipment)	395,132
19,100	Shin-Etsu Chemical Co. Ltd. (Chemicals)	591,974
26,000	Skylark Co. Ltd. (Restaurants)	694,151
4,900	SMC Corp. (Machinery)	447,349
15,000	Sumisho Lease Co. Ltd. (Financial Services)	218,301
107,000	Sumitomo Chemical Co. Ltd. (Chemicals)	460,496
74,000	Sumitomo Corp. (Wholesale)	476,153
77,000	Sumitomo Mitsui Banking Corp. (Banks)	629,048
4,500	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	129,237
39,000	Suzuki Motor Corp. (Auto)	472,329
5,800	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	144,102
32,000	Takeda Chemical Industries Ltd. (Drugs)	1,317,893
39,000	The Nomura Securities Co. Ltd. (Financial Services)	663,494
74,000	The Sumitomo Marine & Fire Insurance Co. Ltd. (Insurance)	497,966
72,000	The Sumitomo Trust & Banking Co. Ltd. (Banks)	459,645
17,800	THK Co. Ltd. (Machinery)	230,867
3,400	Toho Co. (Leisure)	432,964
26,000	Tokyo Broadcasting System, Inc. (Media)	503,643
42,600	Tokyo Electric Power (Electrical Utilities)	1,101,461
31,700	Toppan Forms Co. Ltd. (Publishing)	627,406
36,700	Toyota Motor Corp. (Auto)	1,115,821
61	UFJ Holdings, Inc. (Banks)	310,818
5,300	USS Co. Ltd. (Auto)	187,476

30     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

10,400	York-Benimaru Co. Ltd. (Specialty Retail)	$246,128
210	Yoshinoya D&C Co. Ltd. (Restaurants)	369,647

		33,638,000

TOTAL COMMON STOCKS
(Cost $42,887,765)		$33,638,000

TOTAL INVESTMENTS
(Cost $42,887,765)		$33,638,000

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Auto	10.3%
Banks	6.3
Building Materials	0.8
Business Services	4.5
Chemicals	8.0
Computer Hardware	5.8
Computer Software	0.6
Construction	1.3
Consumer Products	4.0
Drugs	7.6
Electrical Equipment	7.1
Electrical Utilities	4.2
Electronics Equipment	6.1
Entertainment	3.2
Financial Services	5.5
Food & Beverage	3.3
Home Products	1.0
Industrial Parts	2.8
Industrial Services	0.8
Insurance	1.9
Leisure	4.7
Machinery	2.6
Media	1.9
Mining	3.2
Multi-Industrial	1.8
Publishing	2.4
Railroads	1.9
Real Estate	0.5
Restaurants	4.1
Ship Transportation	1.4
Specialty Retail	7.8
Telecommunications	9.7
Wholesale	1.8

TOTAL COMMON STOCK	128.9%

† Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.      31

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on May 1, 1998 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs International Growth Opportunities Fund (formerly known as Goldman Sachs International Small Cap Fund). For comparative purposes, the performance of the Fund’s benchmark, Morgan Stanley Capital International Europe, Australasia and Far East Small Cap Index unhedged (“MSCI EAFE Small Cap Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to difference in fees and loads.

International Growth Opportunities Fund’s(a) Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1998 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced May 1, 1998)
Excluding sales charges	2.87%	-34.26%
Including sales charges	1.14%	-37.88%

Class B (commenced May 1, 1998)
Excluding contingent deferred sales charges	2.42%	-34.64%
Including contingent deferred sales charges	1.49%	-37.91%

Class C (commenced May 1, 1998)
Excluding contingent deferred sales charges	2.42%	-34.60%
Including contingent deferred sales charges	2.42%	-35.26%

Institutional Class (commenced May 1, 1998)	3.52%	-33.90%

Service Class (commenced May 1, 1998)	2.98%	-34.17%

(a)	Effective December 29, 2000, the Fund’s name changed from International Small Cap Fund to the International Growth Opportunities Fund.

32

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 93.0%

Australia – 1.9%
57,084	Primary Health Care Ltd. (Health)	$144,468
389,400	QBE Insurance Group Ltd. (Insurance)	2,196,829
269,287	Westfield Holdings Ltd. (Real Estate)	2,411,698

		4,752,995

Austria – 0.6%
33,831	EMTS Technologie AG* (Telecommunications)	1,601,731

Belgium – 1.6%
84,595	Omega Pharma SA (Drugs)	3,995,231

Denmark – 4.6%
40,963	Carlsberg A/S (Food & Beverage)	1,850,339
26,255	DSV, De Sammensluttede Vognmaend af Series B (Transportation)	631,446
44,931	Group 4 Falck A/S (Electrical Equipment)	5,304,327
41,915	NEG Micon A/S* (Manufacturing)	1,263,933
74,707	Vestas Wind Systems A/S (Energy Resources)	2,252,766

		11,302,811

Finland – 0.4%
81,239	Elisa Communications Oyj Series A (Telecommunications)	839,724
18,726	Vacon Oyj (Machinery)	183,857

		1,023,581

France – 8.8%
77,098	Altran Technologies SA (Business Services)	3,686,723
44,769	Coface (Insurance)	2,930,364
341,056	Elior (Food & Beverage)	3,922,183
119,884	Generale de Sante* (Health)	2,165,563
29,205	IPSOS (Media)	1,938,169
51,662	Sabate Diosos SA (Manufacturing)	797,951
68,178	SR Teleperformance (Multi-Industry)	1,363,574
9,018	Technip (Construction)	1,334,677
67,013	Unibail (Real Estate)	3,649,199

		21,788,403

Germany – 4.3%
31,721	Allbecon AG (Business Services)	187,444
66,041	D. Logistics AG* (Business Services)	444,280
55,959	Dis Deutscher Industrie (Business Services)	1,251,459
38,103	IM Internationalmedia AG* (Media)	814,027
116,599	Mediclin AG* (Medical Providers)	636,001
9,451	Rhoen-Klinikum AG (Health)	447,638
77,423	Techem AG (Electronics Equipment)	1,872,248
72,777	Tecis Holding AG (Financial Services)	2,017,928
66,856	Wedeco AG* (Business Services)	2,124,219
43,071	Zapf Creaton AG (Entertainment)	884,922

		10,680,166

Hong Kong – 4.1%
2,737,500	Amoy Properties Ltd. (Real Estate)	2,948,190
669,800	Dah Sing Financial Holdings (Banks)	3,357,717
1,022,000	Esprit Holdings Ltd. (Multi-Industry)	1,139,967
5,656,000	Giordano International Ltd. (Specialty Retail)	2,737,464

		10,183,338

Ireland – 4.1%
626,832	Anglo Irish Bank Corp. PLC (Banks)	2,342,096
270,606	DCC PLC (Multi-Industry)	2,496,980
966,015	Independent News & Media PLC (Publishing)	1,963,579
914,646	Kingspan Group PLC (Construction)	2,477,884
34,580	SmartForce PLC ADR* (Information Services)	1,006,278

		10,286,817

Israel – 1.1%
65,881	Card-Guard Scientific Survival Ltd.* (Health)	2,408,451
36,685	Oridion Systems Ltd.* (Health)	360,562

		2,769,013

Italy – 4.7%
479,818	Brembo SpA (Auto)	3,441,638
201,650	Caltagirone Editore SpA (Publishing)	1,439,062
363,500	Ferretti SpA* (Leisure)	1,123,557
261,161	Gruppo Coin SpA* (Department Stores)	3,217,061
404,541	Saipem SpA (Energy Resources)	2,335,328

		11,556,646

Japan – 28.1%
39,600	Aderans Co. Ltd. (Specialty Retail)	1,367,415
176,000	Air Water, Inc. (Industrial Services)	830,084
94,000	Alpine Electronics, Inc. (Electronics Equipment)	1,061,641
39,000	ARRK Corp. (Manufacturing)	1,346,696
4,640	Bellsystem24, Inc. (Business Services)	1,703,828
14,800	Cawachi Ltd. (Specialty Retail)	780,292

The accompanying notes are an integral part of these financial statements.      33

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value
Common Stocks – (continued)

Japan – (continued)
37,000	Citizen Electronic (Electrical Equipment)	$1,604,834
46,000	Eneserve Corp. (Energy Resources)	2,227,650
70,900	Enplas Corp. (Electrical Equipment)	1,274,868
48,100	FP Corp. (Packaging)	1,701,436
62,900	Fuji Electronics Co. Ltd. (Wholesale)	397,313
32,900	Fuji Seal (Heavy Machinery)	1,025,224
64,100	Fujimi, Inc. (Diversified Industrial Manufacturing)	1,079,715
60,800	Fukuda Denshi Co. Ltd. (Health)	1,741,020
29,800	Funai Electric Co. Ltd. (Electrical Equipment)	1,849,716
70,200	Hakuto Co. (Electrical Equipment)	945,972
3,000	Hisamitsu Pharmaceutical Co., Inc. (Drugs)	50,533
32	Intelligence Ltd. (Business Services)	109,151
117,900	Iuchi Seieido Co. (Electrical Equipment)	1,540,093
104,000	Japan Business Computer Co. Ltd. (Computer Software)	1,403,192
164,300	Japan CBM Corp. (Electrical Equipment)	963,093
246,000	Kato Sangyo Co. Ltd. (Food & Beverage)	1,193,380
136,000	Kawasumi Labs, Inc. (Chemicals)	1,466,122
63,500	Koekisha Co. Ltd. (Medical Providers)	2,032,257
78,100	Komeri Co. Ltd. (Home Products)	2,006,190
18,800	KOSE Corp. (Specialty Retail)	688,761
60,400	Kuroda Electric Co. Ltd. (Electronics Equipment)	1,032,652
267	Kyoto Kimono Yuzen Co. Ltd. (Specialty Retail)	1,214,301
87,000	Medical Support Co. (Food & Beverage)	468,943
52,800	Meitec Corp. (Business Services)	1,480,810
32,900	Milbon Co. Ltd. (Consumer Non-Durables)	1,080,642
45,500	Ministop Co. Ltd. (Specialty Retail)	685,939
161,800	Mirai Industry Co. Ltd. (Multi-Industry)	1,478,528
19,510	MISUMI Corp. (Industrial Parts)	624,399
24,300	Mitta Co. Ltd. (Specialty Retail)	304,940
35,600	Miyachi Technos Corp. (Manufacturing)	500,712
113,000	MKC-STAT Corp. (Business Services)	1,222,933
30,600	Nagaileben Co. Ltd. (Apparel)	824,694
195	NextCom K.K. (Business Services)	468,059
127,000	Nippon Ceramic Co. Ltd. (Electronic Components)	2,081,459
138,700	Nippon Kanzai Co. Ltd. (Business Services)	2,569,925
110,200	Nishio Rent All Co. Ltd. (Business Services)	779,618
108,000	Ogura Clutch Co. Ltd. (Auto)	451,156
36,000	OZEKI Co. Ltd. (Grocery)	1,061,187
93,000	PA Co. Ltd.* (Business Services)	285,889
14,600	People Co. Ltd. (Health)	829,999
35,700	Plenus Co. Ltd. (Business Services)	1,503,348
35,000	Relocation Services Corp. (Real Estate)	1,798,122
36,300	Resorttrust, Inc. (Real Estate)	1,054,744
134,000	Rohto Pharmaceutical Co. Ltd. (Drugs)	1,297,848
87,900	Sato Corp. (Electronics Equipment)	2,154,285
24,100	Sogo Medical Co. Ltd. (Business Services)	649,514
102,000	Star Micronics Co. Ltd. (Electronic Components)	610,789
3,500	Sumitomo Real Estate Sales Co. Ltd. (Real Estate)	100,518
62,200	Suruga Co. Ltd. (Consumer Durables)	1,644,907
43,300	Taiyo Ink Manufacturing Co. Ltd. (Chemicals)	1,075,799
121,000	Takara Co. Ltd. (Manufacturing)	1,488,870
135,600	Trusco Nakayama (Wholesale)	1,773,586
213,000	Uchida Yoko Co. Ltd. (Wholesale)	757,030
30,900	USS Co. Ltd. (Auto)	1,093,022
569	Yoshinoya D&C Co. Ltd. (Restaurants)	1,001,566

		69,841,209

Luxembourg – 1.5%
254,146	Thiel Logistik AG* (Computer Software)	3,708,258

Netherlands – 1.1%
32,057	ASM International NV* (Electronics Equipment)	680,489
909	Gucci Group (Apparel)	70,368
153,113	Vedior NV (Business Services)	1,886,093

		2,636,950

Norway – 1.8%
135,281	Tandberg ASA* (Telecommunications)	1,763,718
266,860	Tomra Systems ASA (Machinery)	2,786,350

		4,550,068

Singapore – 2.9%
1,546,000	Keppel Land Ltd. (Real Estate)	1,678,311
1,525,000	Singapore Technologies Engineering Ltd. (Machinery)	2,224,871

34     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Shares	Description	Value
Common Stocks – (continued)

Singapore – (continued)
340,080	United Overseas Bank Ltd. (Banks)	$2,187,764
146,000	Venture Manufacturing Ltd. (Electrical Equipment)	972,774

		7,063,720

Spain – 4.7%
79,250	Aldeasa SA (Specialty Retail)	1,442,364
265,365	Amadeus Global Travel Distribution SA* (Business Services)	2,036,094
86,424	Corporacion Mapfre, Compania Internacional de Reaseguros SA (Insurance)	1,689,213
76,854	Promotora de Informaciones SA (Media)	824,442
199,834	Sociedad General de Aguas de Barcelona SA (Multi-Industry)	2,870,372
126,608	Sogecable SA* (Broadcasting)	2,792,310

		11,654,795

Sweden – 1.0%
46,163	Eniro AB (Publishing)	345,333
269,408	HiQ International AB (Business Services)	617,529
240,237	Observer AB (Business Services)	1,301,779
110,649	Proffice AB Series B (Business Services)	307,747

		2,572,388

Switzerland – 6.4%
4,925	Belimo Holding AG (Construction)	1,608,609
30,816	Komax Group (Machinery)	2,068,436
7,887	Kudelski SA* (Electrical Equipment)	424,223
5,133	Leica Geosystems AG* (Technology)	1,307,398
3,900	Lindt & Spruengli AG (Food & Beverage)	2,068,500
88,860	Logitech International SA* (Computer Hardware)	2,463,008
52,284	SEZ Holding AG (Machinery)	2,585,059
3,654	Societe Generale D’Affichage (Media)	1,598,598
23	Synthes-Stratec, Inc. (Health)	15,686
21,654	Tecan AG (Health)	1,674,078

		15,813,595

United Kingdom – 9.3%
53,950	Aggreko PLC (Industrial Services)	342,302
853,504	Amey PLC (Business Services)	4,089,366
212,973	Enterprise Inns PLC (Food & Beverage)	1,857,457
195,307	First Technology PLC (Auto)	1,179,635
103,110	Garban-Intercapital PLC (Financial Services)	967,261
243,410	Guardian IT PLC (Business Services)	918,858
177,512	MAN Group PLC (Financial Services)	2,396,885
849,949	Michael Page International PLC* (Business Services)	1,727,657
339,050	Minerva PLC (Real Estate)	1,407,882
47,200	NDS Group PLC ADR* (Internet Software)	1,166,784
206,715	Nestor Healthcare Group PLC (Health)	1,731,746
550,343	Serco Group (Business Services)	2,852,582
220,475	The Berkeley Group PLC (Construction)	2,355,991

		22,994,406

TOTAL COMMON STOCKS
(Cost $280,249,807)		$230,776,121

Preferred Stocks – 2.9%

Germany – 2.9%
8,455	Porsche AG (Auto)	$2,913,161
88,976	Rhoen-Klinikum AG Non-Voting (Health)	4,361,485

		7,274,646

TOTAL PREFERRED STOCKS
(Cost $5,926,139)		$7,274,646

Warrants – 0.0%

France – 0.0%
3,600	IPSOS exp. 06/21/03* (Media)	$4,615

TOTAL WARRANTS
(Cost $0)		$4,615

The accompanying notes are an integral part of these financial statements.      35

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Statement of Investments  (continued)
August 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.5%

State Street Bank & Trust Euro – Time Deposit
$3,622,000	3.63%	09/04/2001	$3,622,000

TOTAL SHORT-TERM OBLIGATION
(Cost $3,622,000)			$3,622,000

TOTAL INVESTMENTS
(Cost $289,797,946)			$241,677,382

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations: ADR—American Depositary Receipt

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Apparel	0.4%
Auto	3.7
Banks	3.2
Broadcasting	1.1
Business Services	13.8
Chemicals	1.0
Computer Hardware	1.0
Computer Software	2.1
Construction	3.1
Consumer Durables	0.7
Consumer Non-Durables	0.4
Department Stores	1.3
Diversified Industrial Manufacturing	0.4
Drugs	2.1
Electrical Equipment	6.0
Electronic Components	1.1
Electronics Equipment	2.7
Energy Resources	2.7
Entertainment	0.4
Financial Services	2.2
Food & Beverage	4.6
Grocery	0.4
Health	6.3
Heavy Machinery	0.4
Home Products	0.8
Industrial Parts	0.2
Industrial Services	0.5
Information Services	0.4
Insurance	2.7
Internet Software	0.5
Leisure	0.4
Machinery	4.0
Manufacturing	2.2
Media	2.1
Medical Providers	1.1
Multi-Industry	3.8
Packaging	0.7
Publishing	1.5
Real Estate	6.1
Restaurants	0.4
Specialty Retail	3.7
Technology	0.5
Telecommunications	1.7
Transportation	0.3
Wholesale	1.2

TOTAL COMMON AND PREFERRED STOCK	95.9%

† Industry concentrations greater than one tenth of one percent are disclosed.

36     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on December 15, 1997 (commencement of operations) in Institutional Shares of the Goldman Sachs Emerging Markets Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Free Index (“MSCI EMF Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

Emerging Markets Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 15, 1997 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced December 15, 1997)
Excluding sales charges	-6.36%	-30.55%
Including sales charges	-7.77%	-34.37%

Class B (commenced December 15, 1997)
Excluding contingent deferred sales charges	-6.79%	-30.97%
Including contingent deferred sales charges	-7.56%	-34.43%

Class C (commenced December 15, 1997)
Excluding contingent deferred sales charges	-6.74%	-30.98%
Including contingent deferred sales charges	-6.74%	-31.67%

Institutional Class (commenced December 15, 1997)	-5.72%	-30.20%

Service Class (commenced December 15, 1997)	-6.66%	-30.08%

37

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 91.0%

Brazil – 2.0%
56,720,000	Centrais Eletricas Brasileiras SA (Financial Services)	$815,553
1,600	Companhia Siderurgica Nacional ADR (Steel)	22,320
35,500	Petroleo Brasileiro SA ADR (Energy Resources)	798,750
37,900	Votorantim Celulose e Papel SA ADR (Paper)	542,728

		2,179,351

Chile – 1.7%
81,273	Cia de Telecomunicaciones de Chile SA ADR* (Telecommunications)	1,029,729
34,000	Embotelladora Andina SA Series B ADR (Food & Beverage)	348,500
35,004	Enersis SA ADR (Electrical Utilities)	513,509

		1,891,738

China – 4.1%
1,260,000	Beijing Capital International Airport Co. Ltd. Class H* (Airlines)	306,935
478,000	Beijing Datang Power Generation Co. Ltd. Class H (Utilities)	160,871
868,000	China Mobile Ltd.* (Telecommunications)	2,709,822
1,483,900	Huaneng Power International, Inc. Class H (Utilities)	818,079
1,720,000	PetroChina Co. Ltd. Class H*+ (Energy Resources)	350,629
722,000	Yanzhou Coal Mining Co. Ltd. Class H (Mining)	217,534

		4,563,870

Czech Republic – 0.6%
38,538	Ceska Sporitelna AS* (Banks)	272,021
195,231	CEZ (Electrical Utilities)	403,051

		675,072

Hong Kong – 0.7%
156,000	China Everbright Ltd. (Financial Services)	91,004
1,142,000	China Overseas Land & Investment Ltd.* (Real Estate)	183,020
604,394	China Resources Beijing Land Ltd. (Real Estate)	142,580
67,100	Citic Pacific Ltd. (Multi-Industry)	148,830
137,000	CNOOC Ltd.* (Energy Resources)	136,127
177,200	Denway Motors Ltd.* (Auto)	48,845

		750,406

Hungary – 1.1%
5,886	EGIS Rt. (Medical Products)	246,625
44,254	Magyar Travkozlesi Rt ADR (Telecommunications)	562,026
7,849	OTP Bank Rt. GDR (Financial Services)	412,857

		1,221,508

India – 8.6%
86,112	Bharat Heavy Electricals Ltd. (Electrical Equipment)	280,979
75,687	Bharat Petroleum Corp. Ltd. (Energy Resources)	277,803
14,500	Britannia Industries Ltd. (Consumer Durables)	171,218
14,021	Cipla Ltd. (Chemicals)	366,162
15,600	Dr. Reddy’s Laboratories Ltd. ADR* (Medical Products)	362,544
5,760	Dr. Reddy’s Laboratories Ltd. (Medical Products)	216,532
60,382	Gas Authority of India Ltd. GDR (Energy Resources)	452,865
9,300	Gas Authority of India Ltd. (Energy Resources)	11,053
117,401	Hero Honda Motors Ltd. (Consumer Durables)	458,442
7,418	Hindalco Industries Ltd. (Mining)	105,091
390,394	Hindustan Lever Ltd. (Consumer Cyclicals)	1,813,194
67,717	Housing Development Finance Corp. Ltd. (Banks)	1,011,444
11,606	Hughes Software Systems Ltd. (Computer Software)	111,565
7,170	Infosys Technologies Ltd. (Computer Software)	537,491
52,191	ITC Ltd. (Tobacco)	796,987
87,694	Mahanagar Telephone Nigam Ltd. (Telecommunication Services)	230,029
24,305	Nestle India Ltd. (Food & Beverage)	260,562
6,491	Ranbaxy Laboratories Ltd. (Medical Products)	82,701
12,496	Ranbaxy Laboratories Ltd. GDR (Medical Products)	184,941
101,313	Reliance Industries Ltd. (Multi-Industry)	666,855
16,265	Satyam Computer Services Ltd. (Business Services)	58,198
18,600	Satyam Computer Services Ltd. ADR (Business Services)	158,100
74,144	State Bank of India (Banks)	309,982
50,254	Tata Power Co. Ltd. (Electrical Utilities)	124,622
47,497	Videsh Sanchar Nigam Ltd. (Telecommunications)	284,861
2,564	Wipro Ltd. (Multi-Industrial)	80,824

38     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

India – (continued)
1,500	Wipro Ltd. ADR (Multi-Industrial)	$48,810
24,600	Zee Telefilms Ltd. (Consumer Durables)	60,508

		9,524,363

Indonesia – 2.3%
935,500	PT Astra International Tbk* (Auto)	250,698
280,000	PT Gudang Garam Tbk (Tobacco)	385,444
286,700	PT Hanjaya Mandala Sampoerna Tbk (Multi-Industrial)	545,094
1,247,900	PT Ramayana Lestari Sentosa Tbk (Consumer Durables)	394,259
1,599,200	PT Telekomunikasi Indonesia (Telecommunications)	532,315
597,100	PT Tempo Scan Pacific Tbk (Health)	197,068
112,500	PT Unilever Indonesia Tbk (Consumer Goods)	215,797

		2,520,675

Israel – 3.2%
169,416	Bank Hapoalim (Banks)	385,579
61,093	Bank Leumi (Banks)	122,845
20,100	Check Point Software Technologies Ltd.* (Internet)	642,999
4,437	IDB Development Corp. Ltd. (Financial Services)	113,163
3,770	IDB Holding Corp. Ltd. (Multi-Industry)	93,144
9,100	NICE Systems Ltd. ADR* (Utilities)	127,309
6,450	Orbotech Ltd. (Computer Software)	149,447
5,900	Taro Pharmaceutical Industries Ltd.* (Pharmaceuticals & Biotechnology)	250,750
23,020	Teva Pharmaceutical Industries Ltd. ADR (Medical Products)	1,636,722

		3,521,958

Malaysia – 5.2%
120,247	British American Tobacco Berhad (Tobacco)	1,107,538
57,000	Commerce Asset-Holding Berhad (Financial Services)	117,000
159,000	Gamuda Berhad (Construction)	179,084
312,000	IOI Corp. Berhad (Agriculture)	300,505
208,000	Magnum Corp. Berhad (Multi-Industry)	111,663
147,700	Malakoff Berhad (Electrical Utilities)	369,250
154,351	Malayan Banking Berhad (Banks)	499,610
360,300	Malaysia International Shipping Corp. Berhad – Alien Market (Ship Transportation)	677,933
623,460	Public Bank Berhad – Alien Market (Banks)	479,080
197,600	Public Bank Berhad (Banks)	128,440
134,893	Resorts World Berhad (Leisure)	236,063
272,000	Sime Darby Berhad (Electrical Equipment)	340,716
29,500	Star Publications Berhad (Publishing)	71,033
131,700	Telekom Malaysia Berhad (Telecommunications)	370,839
260,400	Tenaga Nasional Berhad (Electrical Utilities)	740,084

		5,728,838

Mexico – 13.5%
273,375	Alfa SA Series A (Industrial Services)	368,202
81,675	America Movil SA de CV ADR Series L (Information Services)	1,375,407
75,608	Carso Global Telecom Series A1* (Telecommunications)	165,481
33,047	Cemex SA de CV ADR (Construction)	850,960
208,821	Controladora Comercial Mexicana SA de CV UBC (Consumer Durables)	184,858
153,480	Corporacion Interamericana de Entretenimiento SA de CV Series B* (Entertainment)	508,460
1,246,695	Grupo Financiero BBVA Bancomer SA de CV Series O (Banks)	1,048,109
212,651	Grupo Mexico SA Series B (Mining)	428,467
818,744	Grupo Modelo SA Series C (Tobacco)	1,956,484
45,414	Grupo Televisa SA ADR* (Broadcasting)	1,657,611
147,284	Telefonos de Mexico SA ADR (Telecommunications)	5,369,975
425,111	Wal-Mart de Mexico SA de CV Series C (Specialty Retail)	956,286

		14,870,300

Peru – 0.4%
25,600	Compania de Minas Buenaventura SAu Series B ADR (Nonferrous Metals)	491,264

The accompanying notes are an integral part of these financial statements.      39

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value
Common Stocks – (continued)

Philippines – 0.5%
202,557	ABS-CBN Broadcasting Corp. PDR (Broadcasting)	$133,052
112,600	Manila Electric Co. Class B (Electrical Utilities)	98,249
12,215	Philippine Long Distance Telephone Co. (Telecommunications)	116,162
105,424	San Miguel Corp. Class B (Tobacco)	114,726
1,227,293	SM Prime Holdings (Real Estate)	144,388

		606,577

Poland – 0.8%
15,685	Bank Polska Kasa Opieki SA* (Banks)	248,269
24,267	Elektrim Spolka Akcyjna SA* (Multi-Industry)	117,351
23,934	KGHM Polska Miedz SA (Nonferrous Metals)	88,076
11,949	Polski Koncern Naftowy SA GDR (Energy Resources)	99,177
6,338	Powszechny Bank Kredytowy (Banks)	123,345
3,567	Prokom Software SA (Computer Software)	70,764
62,240	Telekomunikacja Polska SA (Telecommunications)	190,132

		937,114

Russia – 2.9%
31,200	Gazprom ADR* (Energy Resources)	307,320
12,200	Mobile Telesystems ADR* (Telecommunications)	317,810
7,500	RAO Unified Energy Systems ADR (Electrical Equipment)	81,375
105,921	RAO Unified Energy Systems GDR (Electrical Equipment)	1,149,243
77,200	Sibeneft ADR (Energy Resources)	347,400
75,202	Surgutneftegaz ADR* (Energy Resources)	991,162

		3,194,310

South Africa – 9.8%
175,628	ABSA Group Ltd. (Financial Services)	812,312
289,700	African Bank Investments Ltd. (Banks)	280,008
30,422	Anglo American Platinum Corp. (Nonferrous Metals)	1,172,561
6,530	Anglogold Ltd. (Mining)	230,003
20,918	Barlow Ltd. (Conglomerates)	144,628
57,341	Bidvest Group Ltd. (Multi-Industry)	326,075
34,200	Dimension Data Holdings PLC* (Business Services)	56,783
828,696	FirstRand Ltd. (Financial Services)	838,317
51,782	Gold Fields Ltd. (Mining)	222,306
44,459	Harmony Gold Mining Co. Ltd.* (Mining)	210,904
8,672	Impala Platinum Holdings Ltd. (Nonferrous Metals)	376,413
96,782	Imperial Holdings Ltd. (Conglomerates)	791,969
9,809	Investec Group Ltd. (Banks)	232,659
19,900	JD Group Ltd.* (Consumer Durables)	95,581
80,943	Liberty Group Ltd. (Insurance)	545,245
50,200	M-Cell Ltd. (Telecommunications)	86,920
52,456	Nedcor Ltd. (Banks)	915,730
141,533	Pick’ n Pay Stores Ltd. (Consumer Durables)	182,957
787,558	Sanlam Ltd. (Information Services)	999,380
40,399	Sappi Ltd. (Pulp and Paper)	406,285
99,207	Sasol (Chemicals)	920,054
52,131	South African Brewery (Alcohol)	385,785
29,800	Standard Bank Investment Corp. Ltd.* (Banks)	120,690
17,360	Tiger Oats (Food & Beverage)	126,616
313,750	Truworths International Ltd. (Consumer Durables)	195,347
48,007	Venfin Ltd. (Financial Services)	100,772

		10,776,300

South Korea – 13.8%
14,080	Daeduck Electronics Co. Ltd. (Electrical Equipment)	107,884
80,586	H&CB ADR (Banks)	878,387
76,650	Hana Bank (Banks)	581,317
6,910	Hankuk Electric Glass Co., Ltd. (Consumer Durables)	325,780
10,280	Hite Brewery Co. Ltd. (Food & Beverage)	368,521
53,940	Hotel Shilla Co. Ltd. (Entertainment)	282,563
7,931	Housing & Commercial Bank (Banks)	176,107
85,225	Hyundai Motor Co. Ltd. (Auto)	1,419,306
13,200	Hyundai Securities Co. (Financial Services)	76,579
59,705	Korea Electric Power Corp. (Electrical Utilities)	1,057,325
13,900	Korea Telecom Corp. ADR (Telecommunications)	288,981
8,370	Korea Telecom Corp. (Telecommunications)	333,753
11,900	Korea Zinc Co. Ltd. (Mining)	139,562

40     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

South Korea – (continued)
11,172	LG Chem Ltd.* (Chemicals)	$139,759
2,992	LG Household & Health Care Ltd.* (Food & Beverage)	57,547
5,380	Pohang Iron & Steel Co. Ltd. (Steel)	380,680
24,756	Samsung Electronics (Semiconductors)	3,677,592
25,139	Samsung Fire & Marine Insurance (Insurance)	739,036
46,610	Samsung Heavy Industries Co. Ltd.* (Multi-Industrial)	138,482
15,570	Samsung Securities Co. Ltd. (Financial Services)	391,989
55,930	Shinhan Financial Group Co. Ltd.* (Financial Services)	546,618
6,500	Shinsegae Department Store Co. (Merchandising)	457,389
15,000	SK Telecom Co. Ltd. ADR (Telecommunications)	2,638,780

		15,203,937

Taiwan – 12.9%
220,360	Advanced Semiconductor Engineering, Inc. (Electrical Equipment)	122,529
97,200	Ambit Microsystems Corp. (Electrical Equipment)	361,720
240,250	Asustek Computer, Inc. (Computer Hardware)	876,672
361,000	Au Optronics Corp. (Computer Software)	271,822
590,302	Bank Sinopac (Financial Services)	255,575
801,651	Cathay Life Insurance Co. (Insurance)	954,181
457,000	China Development Industrial Bank (Banks)	314,990
1,228,510	China Steel Corp. (Steel)	437,610
197,000	Chinatrust Commercial Bank (Banks)	131,790
251,000	Compal Electronics, Inc. (Electronic Components)	228,248
72,640	Compeq Manufacturing Co. Ltd. (Electrical Equipment)	100,976
199,806	Delta Electronics, Inc. (Electrical Equipment)	295,109
296,000	Evergreen Marine Corp. (Ship Transportation)	147,443
557,831	Far Eastern Textile Ltd. (Merchandising)	238,286
569,600	Formosa Plastic Corp. (Chemicals)	602,097
1,059,430	Fubon Commercial Bank (Banks)	524,652
304,270	Hon Hai Precision (Electrical Equipment)	1,176,370
114,400	Macronix International Co. Ltd. (Semiconductors)	81,170
325,526	Nan Ya Plastic Corp. (Chemicals)	249,824
420,000	Polaris Securities Co. Ltd. (Financial Services)	167,854
101,678	President Chain Store Corp. (Merchandising)	222,319
199,580	Procomp Informatics Co. Ltd. (Semiconductors)	260,096
178,250	Quanta Computer, Inc. (Telecommunications)	397,488
173,100	Ritek Corp. (Electrical Equipment)	189,493
1,991,139	Taiwan Semiconductor (Semiconductors)	3,690,498
22,840	United Microelectronics Corp. ADR (Electrical Equipment)	171,072
1,163,550	United Microelectronics Corp. ADR* (Electrical Equipment)	1,341,132
285,215	Winbond Electronics Corp. (Electrical Equipment)	149,504
439,500	Yageo Corp. (Electrical Equipment)	322,020

		14,282,540

Thailand – 3.1%
42,893	Advanced Info Service Public Co. Ltd. – Alien Market (Telecommunications)	506,055
471,596	Bangkok Bank Public – Alien Market* (Banks)	518,943
47,651	BEC World Public – Alien Market (Media)	285,419
48,570	Delta Electronics (Thailand) Public Co. Ltd. – Alien Market (Electrical Equipment)	253,457
347,758	Land & Houses Public Co. Ltd. – Alien Market* (Real Estate)	315,606
829,904	National Finance Public Co. Ltd. – Alien Market* (Financial Services)	197,708
126,800	PTT Exploration & Production Public – Alien Market (Energy Resources)	336,599
80,000	Shin Corp. Public Co. Ltd. – Alien Market* (Computer Hardware)	366,648
31,850	Siam Cement Public – Alien Market* (Construction)	433,579
319,800	TelecomAsia Corp. Public – Alien Market* (Telecommunications)	114,279
248,235	Thai Farmers Bank Public Co. Ltd. – Alien Market* (Banks)	125,314

		3,453,607

The accompanying notes are an integral part of these financial statements.      41

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value
Common Stocks – (continued)

Turkey – 1.3%
9,790,874	Anadolu Efes Biracilik ve Malt Sanayii AS (Food & Beverage)	$353,758
3,694,000	Aygaz AS (Electrical Utilities)	62,690
12,351,189	Eregli Demir ve Celik Fabrikalari TAS Erdemir* (Steel)	128,470
92,271,307	Hurriyet Gazetecilik ve Matbaacilik AS (Broadcasting)	156,592
2,550,134	Migros (Merchandising)	161,943
12,231,000	Tofas Turk Otomobil Fabrikasi AS* (Motor Vehicle)	111,596
8,014,493	Tupras-Turkiye Petrol Rafinerileri AS (Energy Resources)	187,200
154,308,000	Turkiye Garanti Bankasi AS (Banks)	230,899

		1,393,148

United Kingdom – 2.5%
180,008	Anglo American PLC* (Financial Services)	2,595,910
4,955	Dimension Data Holdings PLC* (Business Services)	8,219
56,864	Old Mutual PLC* (Financial Services)	114,644

		2,718,773

TOTAL COMMON STOCKS
(Cost $110,086,685)		$100,505,649

Preferred Stocks – 6.1%

Brazil – 4.9%
102,210,000	Banco Bradesco SA (Banks)	$463,035
5,983,822	Banco Itau SA (Banks)	413,811
11,000	Brasil Telecom Participacoes SA ADR (Telecommunications)	321,200
29,506	Companhia de Bebidas das Americas ADR (Food & Beverage)	555,893
36,800,000	Companhia Energetica de Minas Gerais-CEMIG* (Utilities)	401,415
35,522	Companhia Vale do Rio Doce (CVRD) (Mining)	717,857
21,200	Empresa Brasileira de Aeronautica SA ADR (Materials)	553,320
28,300	Petroleo Brasileiro SA (Energy Resources)	613,157
47,356	Tele Norte Leste Participacoes SA ADR (Telecommunications)	516,181
64,259,586	Telesp Celular Participacoes SA (Utilities)	331,613
81,900	Ultrapar Participacoes SA ADR (Multi-Industry)	573,300

		5,460,782

Russia – 1.2%
32,026	LUKoil Holding ADR (Energy Resources)	680,553
45,400	Surgutneftegaz ADR (Energy Resources)	598,372

		1,278,925

TOTAL PREFERRED STOCKS
(Cost $8,012,126)		$6,739,707

Units
Rights – 0.0%

Thailand – 0.0%
91,200	TelecomAsia Corp. Public – Alien Market – Rights exp. 4/2002* (Telecommunications)	—

TOTAL RIGHTS
(Cost $0)		$—

Warrants – 0.0%

Thailand – 0.0%
53,000	Land & Houses Public Co. Ltd. – Alien Market exp. 05/10/2008* (Financial Services)	$16,835
276,100	Siam Commercial Bank Public Co. Ltd. – Alien Market exp. 05/10/2002* (Banks)	13,155

		29,990

TOTAL WARRANTS
(Cost $0)		$29,990

Principal	Interest	Maturity
Amount	Rate	Date	Value
Short-Term Obligation – 1.6%

State Street Bank & Trust Euro – Time Deposit
$1,790,000	3.63%	09/04/200	$1,790,000

TOTAL SHORT-TERM OBLIGATION
(Cost $1,790,000)			$1,790,000

TOTAL INVESTMENTS
(Cost $119,888,811)			$109,065,346

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR —American Depositary Receipt
GDR —Global Depositary Receipt
PDR —Philippines Depositary Receipt

42     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Agriculture	0.3%
Airlines	0.3
Alcohol	0.3
Auto	1.6
Banks	9.5
Broadcasting	1.8
Business Services	0.3
Chemicals	2.1
Computer Hardware	1.1
Computer Software	1.0
Conglomerates	0.8
Construction	1.3
Consumer Cyclicals	1.6
Consumer Durables	1.9
Consumer Goods	0.2
Electrical Equipment	5.8
Electrical Utilities	3.1
Electronic Components	0.2
Energy Resources	5.6
Entertainment	0.7
Financial Services	6.9
Food & Beverage	1.9
Health	0.2
Industrial Services	0.3
Information Services	2.2
Insurance	2.0
Internet	0.6
Leisure	0.2
Materials	0.5
Media	0.3
Medical Products	2.5
Merchandising	1.0
Mining	2.0
Motor Vehicle	0.1
Multi-Industrial	0.7
Multi-Industry	1.8
Nonferrous Metals	1.9
Paper	0.5
Pharmaceuticals & Biotechnology	0.2
Publishing	0.1
Pulp and Paper	0.4
Real Estate	0.7
Semiconductors	7.0
Ship Transportation	0.7
Specialty Retail	0.9
Steel	0.9
Telecommunication Services	0.2
Telecommunications	15.3
Tobacco	3.9
Utilities	1.7

TOTAL COMMON AND PREFERRED STOCK	97.1%

† Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.      43

 GOLDMAN SACHS ASIA GROWTH FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on July 8, 1994 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs Asia Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, the Morgan Stanley Capital International All Country Asia Free ex Japan Index (“MSCI AC Asia Free Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C and Institutional Shares will vary from Class A due to differences in fees and loads.

Asia Growth Fund’s Lifetime Performance

Performance of a $10,000 Investment, Distributions Reinvested July 8, 1994 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	Five Years	One Year

Class A (commenced July 8, 1994)
Excluding sales charges	-7.16%	-12.40%	-27.53%
Including sales charges	-7.89%	-13.38%	-31.53%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	-13.66%	-12.82%	-27.80%
Including contingent deferred sales charges	-13.82%	-13.17%	-31.41%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-15.72%	n/a	-27.78%
Including contingent deferred sales charges	-15.72%	n/a	-28.51%

Institutional Class (commenced February 2, 1996)	-11.44%	-11.78%	-26.93%

GOLDMAN SACHS ASIA GROWTH FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 96.4%

Australia – 1.9%
273,000	Cable & Wireless Optus Ltd.* (Telecommunications)	$557,045
51,745	WMC Ltd. (Mining)	227,454

		784,499

China – 5.6%
438,000	China Mobile Ltd.* (Telecommunications)	1,367,399
432,000	Huaneng Power International, Inc. Class H (Utilities)	238,163
2,533,000	PetroChina Co. Ltd. Class H (Energy Resources)	516,362
682,000	Yanzhou Coal Mining Co. Ltd. Class H (Mining)	205,482

		2,327,406

Hong Kong – 24.5%
1,016,000	China Overseas Land & Investment Ltd. (Real Estate)	162,827
147,000	Citic Pacific Ltd. (Multi-Industrial)	326,051
179,300	CLP Holdings Ltd. (Electrical Utilities)	726,423
437,500	CNOOC Ltd. (Energy Resources)	434,712
83,600	Dah Sing Financial Group (Banks)	419,088
173,000	Esprit Holdings Ltd. (Retail)	192,969
501,000	Giordano International Ltd. (Specialty Retail)	242,481
153,800	Hang Seng Bank Ltd. (Banks)	1,720,457
91,000	Henderson Land Development Co. Ltd. (Real Estate)	415,349
435,400	Hong Kong and China Gas Co. Ltd. (Energy Resources)	538,689
176,000	Hong Kong Electric Holdings Ltd. (Electrical Utilities)	666,795
121,700	Hong Kong Land Holdings Ltd. (Real Estate)	198,371
213,500	Hutchison Whampoa Ltd. (Multi-Industrial)	1,820,294
170,000	Sun Hung Kai Properties Ltd. (Real Estate)	1,482,108
72,000	Swire Pacific Ltd. (Multi-Industrial)	348,937
235,000	The Wharf (Holdings) Ltd. (Real Estate)	473,031

		10,168,582

India – 10.5%
319,099	Hindustan Lever Ltd. (Consumer Cyclicals)	1,482,063
4,000	Infosys Technologies Ltd. (Computer Software)	299,856
45,010	ITC Ltd. (Tobacco)	687,329
75,680	Nestle India Ltd. (Food & Beverage)	811,328
47,647	Reliance Industries Ltd. (Petro Chemicals)	313,619
108,199	Videsh Sanchar Nigam Ltd. (Telecommunications)	648,918
4,521	Wipro Ltd. (Computer Software)	142,514

		4,385,627

Indonesia – 3.0%
106,500	PT Gudang Garam Tbk (Tobacco)	146,606
233,000	PT Hanjaya Mandala Sampoerna Tbk (Tobacco)	442,996
134,000	PT Indosat (Persero) Tbk (Telecommunications)	139,859
409,500	PT Ramayana Lestari Sentosa Tbk (Consumer Durables)	129,377
1,129,500	PT Telekomunikasi Indonesia (Telecommunications)	375,969

		1,234,807

Malaysia – 8.4%
50,300	British American Tobacco Malaysia Berhad (Tobacco)	463,289
174,000	Hong Leong Bank Berhad (Banks)	158,432
466,200	IOI Corp. Berhad (Agriculture)	449,024
96,500	Malakoff Berhad (Electrical Utilities)	241,250
222,200	Malayan Banking Berhad (Banks)	719,226
64,000	Public Bank Berhad – Alien Market (Banks)	49,179
58,400	Star Publications Berhad (Publishing)	140,621
221,000	Telekom Malaysia Berhad (Telecommunications)	622,290
224,000	Tenaga Nasional Berhad (Electrical Utilities)	636,632

		3,479,943

Philippines – 0.6%
14,740	Philippine Long Distance Telephone Co. (Telecommunications)	140,174
1,022,600	SM Prime Holdings (Real Estate)	120,306

		260,480

Singapore – 8.6%
55,000	City Developments (Real Estate)	159,535
46,150	DBS Group Holdings Ltd. (Banks)	363,156
227,000	Keppel Land Ltd. (Real Estate)	246,427
90,000	Oversea – Chinese Banking Corp. Ltd. (Banks)	568,639
51,000	Singapore Airlines Ltd. (Airlines)	351,522
48,000	Singapore Press Holdings Ltd. (Publishing)	545,893
558,000	Singapore Technologies Engineering Ltd. (Machinery)	814,084
81,312	United Overseas Bank Ltd. (Banks)	523,087

		3,572,343

The accompanying notes are an integral part of these financial statements.      45

 GOLDMAN SACHS ASIA GROWTH FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value
Common Stocks – (continued)

South Korea – 16.1%
18,307	Housing & Commercial Bank (Banks)	$406,504
29,850	Hyundai Motor Co. Ltd. (Auto)	497,111
54,000	Korea Electric Power Corp. (Electrical Utilities)	956,294
10,100	Korea Telecom Corp. ADR (Telecommunications)	209,979
3,860	Korea Telecom Corp. (Telecommunications)	153,917
3,300	Pohang Iron & Steel Co. Ltd. (Steel)	233,503
11,290	S-Oil Corp. (Energy Resources)	346,468
9,670	Samsung Electronics (Semiconductors)	1,436,513
6,050	Samsung Securities Co., Ltd. (Financial Services)	152,314
61,710	Shinhan Financial Group Co. Ltd. (Financial Services)	603,108
5,630	Shinsegae Department Store Co. (Merchandising)	396,169
7,410	SK Telecom Co. Ltd. ADR (Telecommunications)	1,303,557

		6,695,437

Taiwan – 14.1%
63,700	Ambit Microsystems Corp. (Electrical Equipment)	237,053
163,500	Asustek Computer, Inc. (Computer Hardware)	596,612
347,118	Cathay Life Insurance Co. (Insurance)	413,164
345,000	China Development Industrial Bank (Banks)	237,793
53,370	China Steel Corp. (Steel)	19,011
437,000	Chinatrust Commercial Bank (Banks)	292,346
101,750	Compal Electronics, Inc. (Electronic Components)	92,527
16,960	Compeq Manufacturing Co. Ltd. (Electrical Equipment)	23,576
132,250	Delta Electronics, Inc. (Electrical Equipment)	195,330
204,700	First Commercial Bank (Banks)	110,857
105,984	Hon Hai Precision (Electrical Equipment)	409,756
359,790	Nan Ya Plastic Corp. (Chemicals)	276,120
171,750	Quanta Computer, Inc. (Computer Hardware)	382,993
466,000	Taishin International Bank (Banks)	198,384
843,326	Taiwan Semiconductor (Semiconductors)	1,563,072
634,450	United Microelectronics Corp. ADR* (Semiconductors)	731,280
144,210	Winbond Electronics Corp. (Electrical Equipment)	75,592

		5,855,466

Thailand – 3.1%
33,200	Advanced Info Service Public – Alien Market (Telecommunications)	391,696
160,500	Bangkok Bank Public – Alien Market* (Banks)	176,614
37,800	BEC World Public – Alien Market (Media)	226,414
57,700	PTT Exploration & Production Public – Alien Market (Energy Resources)	153,169
174,000	Thai Farmers Bank Public Co. Ltd. – Alien Market* (Banks)	87,839
165,000	Thai Union Frozen Products Public Co. (Food & Beverage)	252,694

		1,288,426

TOTAL COMMON STOCKS
(Cost $42,103,625)		$40,053,016

Units

Rights – 0.0%

Thailand – 0.0%
198,411	TelecomAsia Corp. Public – Alien Market – Rights exp. 4/2002* (Telecommunications)	—

TOTAL RIGHTS
(Cost $0)		$—

TOTAL INVESTMENTS
(Cost $42,103,625)		$40,053,016

* Non-income producing security.
The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations: ADR—American Depositary Receipt

46     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

As a % of
Total
Net Assets
Common Stock Industry Classifications†

Agriculture	1.1%
Airlines	0.8
Auto	1.2
Banks	14.5
Chemicals	0.7
Computer Hardware	2.4
Computer Software	1.1
Consumer Cyclicals	3.6
Consumer Durables	0.3
Electrical Equipment	2.3
Electrical Utilities	7.8
Electronic Components	0.2
Energy Resources	4.8
Financial Services	1.8
Food & Beverage	2.6
Insurance	1.0
Machinery	2.0
Media	0.5
Merchandising	0.9
Mining	1.0
Multi-Industrial	6.0
Petro Chemicals	0.7
Publishing	1.6
Real Estate	7.8
Retail	0.5
Semiconductors	9.0
Specialty Retail	0.6
Steel	0.6
Telecommunications	14.2
Tobacco	4.2
Utilities	0.6

TOTAL COMMON STOCK	96.4%

† Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.      47

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2001

European
Equity Fund

Assets:

Investment in securities, at value (identified cost $117,513,402, $1,687,248,472, $42,887,765, $289,797,946, $119,888,811 and $42,103,625, respectively)	$104,222,203
Cash, at value	512,298
Receivables:
Investment securities sold, at value	314,452
Dividends and interest, at value	333,808
Fund shares sold	447,320
Variation margin, at value(a)	764,535
Reimbursement from investment adviser	195,180
Forward foreign currency exchange contracts, at value	114,780
Deferred organization expenses, net	—
Other assets	630

Total assets	106,905,206

Liabilities:

Due to custodian	—
Payables:
Fund shares repurchased	801,717
Investment securities purchased, at value	843,103
Amounts owed to affiliates	147,530
Forward foreign currency exchange contracts, at value	62,291
Accrued expenses and other liabilities, at value	66,713

Total liabilities	1,921,354

Net Assets:

Paid-in capital	133,373,495
Accumulated undistributed (distributions in excess of) net investment income	(171,163)
Accumulated net realized loss on investment, futures and foreign currency related transactions	(14,970,218)
Net unrealized loss on investments, futures and translation of assets and liabilities denominated in foreign currencies	(13,248,262)

NET ASSETS	$104,983,852

Net asset value, offering and redemption price per share:(b)
Class A	$9.31
Class B	$9.17
Class C	$9.18
Institutional	$9.46
Service	$9.38

Shares outstanding:
Class A	9,699,156
Class B	297,306
Class C	130,138
Institutional	1,132,725
Service	177

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	11,259,502

(a)	Includes approximately, $22,000, $2,098,000, $0 and $68,000 for European Equity, International Equity, International Growth Opportunities and Emerging Markets Equity relating to initial margin requirements for futures transactions, respectively.

(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity, and Asia Growth Funds is $9.85, $16.55, $9.33, $10.38, $7.63 and $8.54, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

(c)	Effective December 29, 2000, the Fund’s name changed from International Small Cap Fund to the International Growth Opportunities Fund.

48     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia
Equity Fund	Equity Fund	Opportunities Fund(c)	Equity Fund	Growth Fund

$1,430,904,618	$33,638,000	$241,677,382	$109,065,346	$40,053,016
408,266	27,524	91,617	491,035	—
548	12,015	6,253,513	822,049	3,043,713
3,585,007	14,200	308,569	680,676	408,207
4,229,597	192,029	411,065	12,016	4,766
318,721	—	279,794	86,083	—
469,750	86,218	175,659	122,490	110,473
4,694,687	1,451	—	—	—
—	6,064	6,832	3,794	—
5,521	246	413	542	333

1,444,616,715	33,977,747	249,204,844	111,284,031	43,620,508

—	—	—	—	1,001,604
4,216,254	7,623,744	428,463	45,791	598,983
—	149,929	70,368	458,273	241,709
2,007,667	49,615	374,882	140,064	71,835
5,436,524	2,802	—	—	—
197,866	52,845	88,928	167,553	142,107

11,858,311	7,878,935	962,641	811,681	2,056,238

1,809,161,688	52,551,293	385,029,176	158,111,494	134,522,054
8,063,412	(173,891)	(895,606)	(1,169,811)	(436,904)
(120,166,511)	(17,043,404)	(87,778,197)	(35,550,186)	(90,457,656)
(264,300,185)	(9,235,186)	(48,113,170)	(10,919,147)	(2,063,224)

$1,432,758,404	$26,098,812	$248,242,203	$110,472,350	$41,564,270

$15.64	$8.82	$9.81	$7.21	$8.07
$15.23	$8.69	$9.66	$7.09	$7.87
$15.05	$8.67	$9.66	$7.11	$7.85
$16.09	$9.00	$10.03	$7.38	$8.32
$15.71	$8.88	$9.85	$7.12	—

68,299,446	2,187,202	16,504,575	4,694,605	4,193,309
3,219,580	262,374	176,852	211,122	463,236
1,174,080	258,673	189,067	92,191	128,764
18,161,842	253,968	8,260,606	10,089,129	366,986
357,755	180	837	1,088	—

91,212,703	2,962,397	25,131,937	15,088,135	5,152,295

The accompanying notes are an integral part of these financial statements.      49

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Operations
For the Year Ended August 31, 2001

European
Equity Fund

Investment income:

Dividends(a)	$2,101,841
Interest	147,351

Total income	2,249,192

Expenses:

Management fees	1,353,560
Distribution and Service fees(b)	630,727
Custodian fees	400,028
Transfer Agent fees(b)	235,791
Registration fees	81,823
Professional fees	45,434
Trustee fees	9,793
Service Share fees	—
Printing fees	84,154
Amortization of deferred organization expenses	—
Other	30,160

Total expenses	2,871,470

Less — expense reductions	(510,612)

Net expenses	2,360,858

NET INVESTMENT INCOME (LOSS)	(111,666)

Realized and unrealized gain (loss) on investment, futures, options and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(12,387,720)
Futures transactions	(862,636)
Options written	—
Foreign currency related transactions	(1,380,239)
Net change in unrealized gain (loss) on:
Investments	(22,036,850)
Futures	16,716
Translation of assets and liabilities denominated in foreign currencies	79,959

Net realized and unrealized loss on investment, futures, options and foreign currency related transactions	(36,570,770)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(36,682,436)

(a)	For the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, foreign taxes withheld on dividends were $298,593, $3,160,455, $66,402, $444,577, $466,117 and $228,822, respectively.
(b)	Class specific Distribution, Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

European Equity Fund	$580,268	$36,028	$14,431	$220,502	$6,845	$2,742	$5,702	$—
International Equity Fund	5,991,909	635,373	202,282	2,276,926	120,721	38,434	123,302	2,018
Japanese Equity Fund	214,882	35,716	28,613	81,654	6,786	5,437	6,518	—
International Growth Opportunities Fund	1,197,973	21,369	24,602	455,230	4,060	4,674	55,172	3
Emerging Markets Equity Fund	224,629	17,159	7,811	85,359	3,260	1,484	42,266	1
Asia Growth Fund	265,912	47,638	14,607	101,047	9,051	2,775	3,025	—

50     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia Growth
Equity Fund	Equity Fund	Opportunities Fund	Equity Fund	Fund

$22,612,598	$364,485	$3,125,526	$3,314,884	$1,422,702
4,499,277	23,995	804,565	150,954	123,164

27,111,875	388,480	3,930,091	3,465,838	1,545,866

15,954,500	657,056	4,585,526	1,837,081	669,704
6,829,564	279,211	1,243,944	249,599	328,157
1,874,265	163,444	664,234	657,897	337,790
2,561,401	100,395	519,139	132,370	115,898
202,008	56,690	71,396	77,924	57,276
48,508	45,020	47,468	54,927	60,587
9,793	9,793	9,793	9,793	9,793
25,229	—	30	16	—
113,873	85,561	84,662	85,107	89,348
—	2,270	2,278	2,942	—
96,360	32,077	37,191	34,454	35,453

27,715,501	1,431,517	7,265,661	3,142,110	1,704,006

(685,539)	(319,939)	(290,333)	(381,123)	(480,416)

27,029,962	1,111,578	6,975,328	2,760,987	1,223,590

81,913	(723,098)	(3,045,237)	704,851	322,276

(102,036,264)	(16,353,419)	(84,174,179)	(32,204,242)	(17,706,143)
(10,278,250)	(245,880)	(2,331,342)	(491,103)	—
—	—	—	1,300,500	—
11,830,118	(276,621)	(101,582)	(1,592,258)	(353,099)
(397,747,701)	(17,897,009)	(84,341,908)	(27,549,688)	(6,072,272)
(7,207,266)	—	(504,809)	(5,258)	—
7,472	3,130	9,955	(32,587)	10,585

(505,431,891)	(34,769,799)	(171,443,865)	(60,574,636)	(24,120,929)

$(505,349,978)	$(35,492,897)	$(174,489,102)	$(59,869,785)	$(23,798,653)

The accompanying notes are an integral part of these financial statements.      51

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2001

European
Equity Fund
From operations:

Net investment income (loss)	$(111,666)
Net realized loss from investment, futures, options and foreign currency related transactions	(14,630,595)
Net change in unrealized loss on investments, futures, options and translation of assets and liabilities denominated in foreign currencies	(21,940,175)

Net decrease in net assets resulting from operations	(36,682,436)

Distributions to shareholders:

In excess of net investment income
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	(58,384)
Service Shares	—
From net realized gains on investment, futures and foreign currency transactions
Class A Shares	(12,387,461)
Class B Shares	(497,904)
Class C Shares	(194,261)
Institutional Shares	(1,482,994)
Service Shares	(243)

Total distributions to shareholders	(14,621,247)

From share transactions:

Proceeds from sales of shares	152,710,828
Reinvestment of dividends and distributions	13,548,830
Cost of shares repurchased	(170,590,575)

Net increase (decrease) in net assets resulting from share transactions	(4,330,917)

TOTAL DECREASE	(55,634,600)

Net assets:

Beginning of year	160,618,452

End of year	$104,983,852

Accumulated undistributed (distributions in excess of) net investment income	$(171,163)

(a)	Effective December 29, 2000, the Fund’s name changed from International Small Cap Fund to the International Growth Opportunities Fund.

52     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia Growth
Equity Fund	Equity Fund	Opportunities Fund(a)	Equity Fund	Fund

$81,913	$(723,098)	$(3,045,237)	$704,851	$322,276
(100,484,396)	(16,875,920)	(86,607,103)	(32,987,103)	(18,059,242)
(404,947,495)	(17,893,879)	(84,836,762)	(27,587,533)	(6,061,687)

(505,349,978)	(35,492,897)	(174,489,102)	(59,869,785)	(23,798,653)

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
—	—	—	—	—
(107,482,261)	(3,757,369)	(18,893,287)	(1,961,833)	—
(7,129,351)	(315,947)	(170,584)	(69,834)	—
(2,188,241)	(221,894)	(186,091)	(27,341)	—
(27,396,225)	(1,499,910)	(11,481,155)	(5,109,850)	—
(498,480)	(169)	(477)	(91)	—

(144,694,558)	(5,795,289)	(30,731,594)	(7,168,949)	—

1,227,497,332	79,822,094	237,227,893	65,863,306	63,674,766
108,219,651	5,353,700	23,841,672	7,066,600	—
(1,028,037,833)	(125,331,988)	(328,880,560)	(108,964,932)	(99,120,038)

307,679,150	(40,156,194)	(67,810,995)	(36,035,026)	(35,445,272)

(342,365,386)	(81,444,380)	(273,031,691)	(103,073,760)	(59,243,925)

1,775,123,790	107,543,192	521,273,894	213,546,110	100,808,195

$1,432,758,404	$26,098,812	$248,242,203	$110,472,350	$41,564,270

$8,063,412	$(173,891)	$(895,606)	$(1,169,811)	$(436,904)

The accompanying notes are an integral part of these financial statements.      53

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2000

European
Equity Fund
From operations:

Net investment income (loss)	$68,625
Net realized gain from investment, futures and foreign currency related transactions	13,509,776
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	4,489,515

Net increase in net assets resulting from operations	18,067,916

Distributions to shareholders:

From net investment income
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
In excess of net investment income
Class A Shares	—
Class B Shares	—
Class C Shares	—
Institutional Shares	—
Service Shares	—
From net realized gains on investments, futures and foreign currency transactions
Class A Shares	(4,552,387)
Class B Shares	(85,427)
Class C Shares	(18,441)
Institutional Shares	(214,659)
Service Shares	(105)

Total distributions to shareholders	(4,871,019)

From share transactions:

Proceeds from sales of shares	92,017,420
Reinvestment of dividends and distributions	4,698,363
Cost of shares repurchased	(31,390,674)

Net increase (decrease) in net assets resulting from share transactions	65,325,109

TOTAL INCREASE (DECREASE)	78,522,006

Net assets:

Beginning of year	82,096,446

End of year	$160,618,452

Accumulated undistributed (distributions in excess of) net investment income	$(1,170,986)

(a)	Effective December 29, 2000, the Fund’s name changed from International Small Cap Fund to the International Growth Opportunities Fund.

54     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

International	Japanese	International Growth	Emerging Markets	Asia Growth
Equity Fund	Equity Fund	Opportunities Fund(a)	Equity Fund	Fund

$(653,334)	$(1,029,383)	$(1,653,153)	$(239,859)	$(461,855)
166,959,834	10,172,647	34,677,003	34,348,425	21,496,471
1,964,374	(5,525,712)	16,849,163	(4,728,402)	(17,714,666)

168,270,874	3,617,552	49,873,013	29,380,164	3,319,950

(4,137,059)	—	—	—	—
(213,456)	—	—	—	—
(50,889)	—	—	—	—
(1,171,372)	—	—	—	—
(16,685)	—	—	—	—
(9,786,740)	(473,037)	—	—	—
(504,956)	(63,355)	—	—	—
(120,385)	(65,248)	—	—	—
(2,771,030)	(411,232)	—	—	—
(39,469)	(23)	—	—	—
(105,741,385)	(3,934,010)	(3,818,699)	—	—
(7,678,106)	(595,331)	(23,470)	—	—
(1,511,693)	(521,995)	(31,640)	—	—
(22,154,888)	(2,840,673)	(3,219,751)	—	—
(403,458)	(259)	(79)	—	—

(156,301,571)	(8,905,163)	(7,093,639)	—	—

962,871,083	103,614,398	421,373,628	106,627,300	144,806,450
121,561,009	8,358,222	4,607,275	—	—
(529,098,512)	(63,935,353)	(83,439,939)	(98,802,301)	(153,488,825)

555,333,580	48,037,267	342,540,964	7,824,999	(8,682,375)

567,302,883	42,749,656	385,320,338	37,205,163	(5,362,425)

1,207,820,907	64,793,536	135,953,556	176,340,947	106,170,620

$1,775,123,790	$107,543,192	$521,273,894	$213,546,110	$100,808,195

$(8,940,186)	$(1,052,384)	$—	$(321,626)	$(372,165)

The accompanying notes are an integral part of these financial statements.      55

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements
August 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs European Equity, International Equity, Japanese Equity, International Growth Opportunities (formerly International Small Cap Fund), Emerging Markets Equity and Asia Growth Funds (collectively the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service (Service Shares of Asia Growth Fund have not commenced operations).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date or, if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

     Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned. It is the Funds’ policy, where necessary, to accrue for estimated capital gains taxes on appreciated foreign securities.

     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily, to each class of shares of the Funds’ based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     The Funds had approximately the following amounts of capital loss carryforwards for U.S. Federal tax purposes at August 31, 2001 (the Funds’ tax year end). These amounts are available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

Fund	Amount	Years of Expiration

International Equity	$4,358,000	2009

International Growth Opportunities	4,770,000	2009

Emerging Markets Equity	584,000	2009

Asia Growth	75,208,000	2005 - 2009

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
     At August 31, 2001, the aggregate cost of the Funds’ portfolio securities, gross unrealized gain on investments and gross unrealized loss on investments for federal income tax purposes are as follows:

				Net
		Gross	Gross	Unrealized
Fund	Tax Cost	Unrealized Gain	Unrealized Loss	Gain (Loss)

European Equity	$125,587,316	$3,339,656	$(24,704,769)	$(21,365,113)

International Equity	1,697,205,147	46,364,201	(312,664,730)	(266,300,529)

Japanese Equity	45,623,477	655,213	(12,640,690)	(11,985,477)

International Growth Opportunities	294,017,260	14,798,759	(67,138,637)	(52,339,878)

Emerging Markets Equity	131,867,754	5,692,306	(28,494,714)	(22,802,408)

Asia Growth	44,458,350	1,422,803	(5,828,137)	(4,405,334)

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

E.  Deferred Organization Expenses — Organization-related costs are amortized on a straight-line basis over a period of five years.

F.  Foreign Currency Translations — The books and records of each Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements  (continued)
August 31, 2001

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

G.  Derivative Financial Instruments — The Funds may utilize derivative financial instruments such as structured notes and equity swaps. Such instruments are used by the Funds as a means of investing in a particular market or increasing the return on the Funds’ investments or both. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of the financial indicators including, but not limited to indices, currencies or interest rates. These financial instruments may subject the Funds to a greater degree of market or counterparty risk than other types of securities.

H.  Segregation Transactions — The Funds may enter into certain derivative transactions to seek to increase total returns. Forward foreign currency exchange contracts, futures contracts, written options, mortgage dollar rolls, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

3. AGREEMENTS

Pursuant to the Investment Management Agreement (the “Agreement”), Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to the Funds. Under the Agreement, GSAMI, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to the average daily net assets of each Fund in the table below.
     The investment adviser has voluntarily agreed to limit certain “Other Expenses” (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, based on the average daily net assets of the Funds as follows:

	Management	Expense
Fund	Fee	Limitation

European Equity	1.00%	0.10%

International Equity	1.00	0.10

Japanese Equity	1.00	0.11

International Growth Opportunities	1.20	0.16

Emerging Markets Equity	1.20	0.35

Asia Growth	1.00	0.16

     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from the Funds for distribution and shareholder maintenance services equal, on an annual basis, to 0.50%, 1.00% and 1.00% of each Fund’s average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

     Goldman Sachs serves as the distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it has retained approximately $358,000, $1,599,000, $114,000, $860,000, $101,000 and $20,000 for the year ended August 31, 2001, for the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, respectively.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of average daily net assets for Class A, Class B and Class C Shares and 0.04% of average daily net assets for Institutional and Service Shares. Goldman Sachs has voluntarily agreed to waive Transfer Agent fees of 0.04% for the period September 1, 2000 to August 31, 2001 for the Emerging Markets Equity Fund Service Class.
     The Trust, on behalf of each Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service Shares. Goldman Sachs has voluntarily agreed to waive the Service Share fee of 0.50% for the period September 1, 2000 to August 31, 2001 for the Emerging Markets Equity Fund Service Class.
     For the year ended August 31, 2001, the Funds’ adviser has voluntarily agreed to reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

		Custody	Total Expense
Fund	Reimbursement	Credit	Reduction

European Equity	$456	$55	$511

International Equity	677	9	686

Japanese Equity	320	—	320

International Growth Opportunities	290	—	290

Emerging Markets Equity	366	15	381

Asia Growth	474	6	480

     As of August 31, 2001, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

European Equity	$90	$42	$16	$148

International Equity	1,272	534	202	2,008

Japanese Equity	31	14	5	50

International Growth Opportunities	268	76	31	375

Emerging Markets Equity	115	17	8	140

Asia Growth	45	20	7	72

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements  (continued)

August 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments, futures and options) for the year ended August 31, 2001, were as follows:

Fund	Purchases	Sales and Maturities

European Equity	$143,611,401	$152,963,511

International Equity	1,123,402,509	947,977,503

Japanese Equity	46,882,755	82,523,302

International Growth Opportunities	233,471,970	306,459,272

Emerging Markets Equity	206,621,062	250,156,713

Asia Growth	198,492,424	277,819,976

     For the year ended August 31, 2001, Goldman Sachs earned approximately $9,000, $105,000, $26,000, $36,000, $50,000 and $121,000 of brokerage commissions from portfolio transactions, including futures transactions executed on behalf of the European Equity, International Equity, Japanese Equity, International Growth Opportunities, Emerging Markets Equity and Asia Growth Funds, respectively.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Funds may also purchase and sell such contracts to seek to increase total return. All commitments are “marked-to-market” daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Funds’ financial statements. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     At August 31, 2001, the European Equity Fund had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Aggregate
Purchase Contracts	Face Value	Current Value	Gain	Loss

Euro expiring 10/24/2001	$640,705	$652,873	$12,168	$—

			Unrealized
Open Forward Foreign Currency	Aggregate
Sales Contracts	Face Value	Current Value	Gain	Loss

Euro expiring 10/24/2001	$650,874	$652,873	$—	$1,999

			Unrealized
Open Forward Foreign Currency	Purchase	Sale
Cross Contracts (Purchase/Sale)	Current Value	Current Value	Gain	Loss

Euro/ Great British Pound expiring 10/24/2001	$2,718,207	$2,804,239	$86,032	$—
Great British Pound/ Euro expiring 10/24/2001	2,778,499	2,718,207	—	60,292

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Forward Foreign Currency	Purchase	Sale
Cross Contracts (Purchase/Sale)	Current Value	Current Value	Gain	Loss

Euro/ Great British Pound expiring 10/24/2001	$1,309,379	$1,321,148	$11,769	$—
Great British Pound/ Euro expiring 10/24/2001	1,321,148	1,325,959	4,811	—

TOTAL OPEN FORWARD FOREIGN CURRENCY CROSS CONTRACTS (PURCHASE/SALE)	$8,127,233	$8,169,553	$102,612	$60,292

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements  (continued)
August 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

     At August 31, 2001, the International Equity Fund had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Aggregate
Purchase Contracts	Face Value	Current Value	Gain	Loss

Australian Dollar expiring 10/18/2001	$17,518,486	$18,138,580	$620,094	$—
expiring 10/18/2001	3,267,891	3,237,238	—	30,653
expiring 10/24/2001	19,136,334	19,464,103	327,769	—
Danish Krone expiring 10/26/2001	13,895,135	14,527,815	632,680	—
Euro expiring 9/20/2001	57,610,854	57,278,883	—	331,971
expiring 10/24/2001	19,181,232	19,437,289	256,057	—
expiring 10/24/2001	18,805,931	18,650,547	—	155,384
Great British Pound expiring 9/13/2001	17,414,402	17,753,018	338,616	—
Hong Kong Dollar
expiring 9/10/2001	8,790,618	8,789,642	—	976
Japanese Yen
expiring 9/28/2001	17,665,396	17,842,341	176,945	—
Norwegian Krone
expiring 11/30/2001	6,185,549	6,212,072	26,523	—
New Zealand Dollar
expiring 11/16/2001	2,338,006	2,397,612	59,606	—
Singapore Dollar
expiring 10/18/2001	4,769,892	5,019,004	249,112	—

TOTAL OPEN FORWARD FOREIGN CURRENCY PURCHASE CONTRACTS	$206,579,726	$208,748,144	$2,687,402	$518,984

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Forward Foreign Currency	Aggregate
Sale Contracts	Face Value	Current Value	Gain	Loss

Great British Pound
expiring 9/13/2001	$23,011,470	$23,631,016	$—	$619,546
Hong Kong Dollar
expiring 9/10/2001	4,847,840	4,848,096	—	256
expiring 11/29/2001	38,856,921	38,870,103	—	13,182
Japanese Yen
expiring 9/28/2001	9,600,602	9,712,616	—	112,014
expiring 10/24/2001	19,136,334	20,033,331	—	896,997
Singapore Dollar
expiring 10/18/2001	937,085	977,831	—	40,746
Swedish Krona
expiring 10/11/2001	25,717,243	27,148,623	—	1,431,380
Swiss Franc
expiring 11/15/2001	17,152,355	17,300,290	—	147,935
expiring 11/15/2001	4,105,795	4,084,781	21,014

TOTAL OPEN FORWARD FOREIGN CURRENCY SALE CONTRACTS	$143,365,645	$146,606,687	$21,014	$3,262,056

			Unrealized
Open Forward Foreign Currency	Purchase	Sale
Cross Contracts (Purchase/Sale)	Current Value	Current Value	Gain	Loss

Euro/ Great British Pound expiring 10/24/2001	$37,360,030	$38,532,873	$1,172,843	$—
Great British Pound/ Euro expiring 10/24/2001	38,185,887	37,360,030	—	825,857
Euro/ Swedish Krona expiring 10/24/2001	19,413,704	19,279,063	—	134,641
Swedish Krona/ Euro expiring 10/24/2001	19,065,656	19,413,704	348,048	—

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements  (continued)

August 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

			Unrealized
Open Forward Foreign Currency	Purchase	Sale
Cross Contracts (Purchase/Sale)	Current Value	Current Value	Gain	Loss

Euro/ Swedish Krona expiring 10/24/2001	$19,695,169	$19,247,066	$—	$448,103
Swedish Krona/ Euro expiring 10/24/2001	19,247,066	19,065,656	—	181,410
Euro/ Norwegian Krone expiring 10/24/2001	18,607,349	18,835,334	227,985	—
Norwegian Krone/Euro expiring 10/24/2001	18,835,334	18,769,861	—	65,473
Euro/ Great British Pound expiring 10/24/2001	18,748,094	18,916,611	168,517	—
Great British Pound/ Euro expiring 10/24/2001	18,916,611	18,985,489	68,878	—

TOTAL OPEN FORWARD FOREIGN CURRENCY CROSS CONTRACTS (PURCHASE/ SALE)	$228,074,900	$228,405,687	$1,986,271	$1,655,484

     At August 31, 2001, the Japanese Equity Fund had outstanding forward foreign exchange contracts, both to purchase and sell foreign currencies as follows:

			Unrealized
Open Forward Foreign Currency	Aggregate
Purchase Contracts	Face Value	Current Value	Gain	Loss

Japanese Yen expiring 9/28/2001	$191,410	$192,861	$1,451	$—

			Unrealized
Open Forward Foreign Currency	Aggregate
Sales Contracts	Face Value	Current Value	Gain	Loss

Japanese Yen expiring 9/28/2001	$191,410	$194,212	$—	$2,802

The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2001, the Fund had sufficient cash and securities to cover any commitments under these contracts.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank, an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss. At August 31, 2001, open futures contracts were as follows:

		Number of
		Contracts	Settlement	Market	Unrealized
Fund	Type	Long	Month	Value	Gain (Loss)

European Equity	FTSE 100 Index	2	September 2001	$155,121	$(3,610)
	DJ EUR ER STX 50 Index	6	September 2001	204,275	(7,582)

				$359,396	$(11,192)

International Equity	TOPIX Index	442	September 2001	$40,762,201	$(7,240,157)

Emerging Markets Equity	SGX Taiwan Index	14	September 2001	$292,740	$10,780
	Hang Seng Index	4	September 2001	284,319	(5,129)
	DJ EURO VGM1	8	September 2001	272,366	(10,909)

				$849,425	$(5,258)

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements  (continued)

August 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)

     For the year ended August 31, 2001, written call option transactions in the Emerging Markets Equity Fund were as follows:

	Number of	Premium
Written Options	Contracts	Received

Options outstanding at August 31, 2000:	—	$—

Options Written:	43,383	1,300,500

Options Exercised:	(43,383)	(1,300,500)

Options outstanding at August 31, 2001:	—	$—

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2001, the Funds did not have any borrowings under this facility.

6. OTHER MATTERS

As of August 31, 2001 the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Emerging Markets Equity Fund (as a percentage of outstanding shares) as follows:

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Growth Strategy	Growth &	Aggressive Growth
Fund	Portfolio	Income Strategy	Strategy Portfolio

Emerging Markets Equity	10%	9%	7%

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Funds’ capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

			Accumulated
		Accumulated	undistributed
		net realized	net investment
Fund	Paid-in Capital	gain (loss)	income (loss)

European Equity	$(1,645,417)	$475,544	$1,169,873

International Equity	36,977	(16,958,662)	16,921,685

Japanese Equity	(1,758,025)	156,434	1,601,591

International Growth Opportunities	(2,224,247)	74,616	2,149,631

Emerging Markets Equity	31,681	1,521,355	(1,553,036)

Asia Growth	33,916	353,099	(387,015)

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Goldman Sachs Trust — International Equity Funds — Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, European Equity, International Equity, Japanese Equity, International Growth Opportunities and Emerging Markets Equity Funds designate $8,118,283, $85,693,091, $4,929,925, $18,343,005 and $7,119,421, respectively, as capital gains dividends for the year ended August 31, 2001.

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements  (continued)

August 31, 2001

8. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended August 31, 2001 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,916,783	$135,041,917	54,677,956	$1,013,456,692
Reinvestment of dividends and distributions	996,852	11,433,889	4,049,187	79,161,429
Shares repurchased	(13,345,697)	(152,854,223)	(47,386,314)	(878,182,316)

	(432,062)	(6,378,417)	11,340,829	214,435,805

Class B Shares
Shares sold	66,854	777,170	278,167	5,338,561
Reinvestment of dividends and distributions	41,551	470,771	334,779	6,394,293
Shares repurchased	(142,478)	(1,548,017)	(863,169)	(15,736,011)

	(34,073)	(300,076)	(250,223)	(4,003,157)

Class C Shares
Shares sold	219,470	2,374,275	703,606	13,060,435
Reinvestment of dividends and distributions	11,823	134,076	83,216	1,570,911
Shares repurchased	(209,147)	(2,253,045)	(575,260)	(10,562,271)

	22,146	255,306	211,562	4,069,075

Institutional Shares
Shares sold	1,341,152	14,517,466	9,926,539	190,599,632
Reinvestment of dividends and distributions	130,836	1,509,850	1,030,182	20,634,541
Shares repurchased	(1,384,611)	(13,935,290)	(6,307,346)	(121,932,035)

	87,377	2,092,026	4,649,375	89,302,138

Service Shares
Shares sold	—	—	263,910	5,042,012
Reinvestment of dividends and distributions	21	244	23,368	458,477
Shares repurchased	—	—	(89,705)	(1,625,200)

	21	244	197,573	3,875,289

NET INCREASE (DECREASE)	(356,591)	$(4,330,917)	16,149,116	$307,679,150

(a)	As of December 29, 2000, the Fund’s name changed from the International Small Cap Fund to the International Growth Opportunities Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

		International Growth		Emerging Markets
Japanese Equity Fund		Opportunities Fund(a)		Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,715,482	$58,443,030	15,844,821	$194,314,262	2,759,747	$23,849,771	5,057,683	$46,307,071
275,948	3,496,273	1,016,444	12,451,437	221,899	1,863,953	—	—
(7,227,471)	(86,302,936)	(20,687,725)	(243,513,103)	(4,223,677)	(35,559,590)	(8,610,749)	(79,709,301)

(2,236,041)	(24,363,633)	(3,826,460)	(36,747,404)	(1,242,031)	(9,845,866)	(3,553,066)	(33,402,230)

24,001	286,536	48,410	602,588	56,867	480,939	39,275	372,280
22,574	282,858	12,046	145,877	8,076	67,030	—	—
(154,279)	(1,906,442)	(60,548)	(726,247)	(57,819)	(482,349)	(203,572)	(1,848,790)

(107,704)	(1,337,048)	(92)	22,218	7,124	65,620	(164,297)	(1,476,510)

137,648	1,453,875	284,587	3,270,491	29,451	246,484	155,689	1,366,465
16,071	200,714	13,470	163,120	3,086	25,679	—	—
(167,691)	(2,026,324)	(338,916)	(3,975,306)	(61,708)	(531,730)	(235,033)	(2,074,090)

(13,972)	(371,735)	(40,859)	(541,695)	(29,171)	(259,567)	(79,344)	(707,625)

1,603,131	19,638,653	3,013,871	39,032,707	4,893,404	41,279,117	1,723,311	15,628,950
106,819	1,373,686	887,881	11,080,761	596,945	5,109,847	—	—
(3,195,891)	(35,096,286)	(7,070,646)	(80,665,904)	(8,633,811)	(72,391,172)	(1,815,257)	(15,487,857)

(1,485,941)	(14,083,947)	(3,168,894)	(30,552,436)	(3,143,462)	(26,002,208)	(91,946)	141,093

—	—	643	7,845	926	6,995	—	—
13	169	38	477	11	91	—	—
—	—	—	—	(12)	(91)	—	—

13	169	681	8,322	925	6,995	—	—

(3,843,645)	$(40,156,194)	(7,035,624)	$(67,810,995)	(4,406,615)	$(36,035,026)	(3,888,653)	$(35,445,272)

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements  (continued)

August 31, 2001

8. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2000 is as follows:

	European Equity Fund		International Equity Fund

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	5,326,777	$74,566,934	29,637,438	$727,913,986
Reinvestment of dividends and distributions	337,798	4,394,755	4,008,202	93,992,338
Shares repurchased	(1,904,482)	(26,514,624)	(17,502,173)	(431,597,850)

	3,760,093	52,447,065	16,143,467	390,308,474

Class B Shares
Shares sold	312,710	4,322,812	596,787	14,423,566
Reinvestment of dividends and distributions	6,038	78,135	335,760	7,745,988
Shares repurchased	(62,406)	(846,347)	(484,425)	(11,699,142)

	256,342	3,554,600	448,122	10,470,412

Class C Shares
Shares sold	96,303	1,362,429	1,503,847	35,487,591
Reinvestment of dividends and distributions	924	11,976	52,340	1,194,420
Shares repurchased	(22,323)	(291,955)	(1,092,313)	(25,780,443)

	74,904	1,082,450	463,874	10,901,568

Institutional Shares
Shares sold	824,255	11,763,455	7,389,250	183,681,326
Reinvestment of dividends and distributions	16,264	213,392	763,388	18,168,651
Shares repurchased	(299,728)	(3,735,818)	(2,327,895)	(58,028,723)

	540,791	8,241,029	5,824,743	143,821,254

Service Shares
Shares sold	148	1,790	55,114	1,364,614
Reinvestment of dividends and distributions	8	105	19,583	459,612
Shares repurchased	(160)	(1,930)	(80,974)	(1,992,354)

	(4)	(35)	(6,277)	(168,128)

NET INCREASE (DECREASE)	4,632,126	$65,325,109	22,873,929	$555,333,580

(a)	As of December 29, 2000, the Fund’s name changed from the International Small Cap Fund to the International Growth Opportunities Fund.

GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

		International Growth		Emerging Markets
Japanese Equity Fund		Opportunities Fund(a)		Equity Fund		Asia Growth Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

4,738,629	$79,542,711	19,003,047	$297,708,611	5,026,648	$54,984,525	11,913,197	$138,502,220
251,265	4,158,443	157,580	2,229,751	—	—	—	—
(2,677,761)	(44,672,392)	(4,075,523)	(64,277,773)	(6,183,012)	(67,304,757)	(11,775,948)	(138,970,536)

2,312,133	39,028,762	15,085,104	235,660,589	(1,156,364)	(12,320,232)	137,249	(468,316)

256,898	4,363,660	204,200	3,281,798	177,799	2,059,925	202,864	2,476,344
37,057	608,848	1,259	17,723	—	—	—	—
(185,312)	(3,068,196)	(51,476)	(813,483)	(79,346)	(873,521)	(242,422)	(2,884,327)

108,643	1,904,312	153,983	2,486,038	98,453	1,186,404	(39,558)	(407,983)

184,775	3,116,549	654,778	10,258,693	83,030	978,614	231,312	2,696,102
32,401	532,028	2,170	30,550	—	—	—	—
(166,325)	(2,745,926)	(458,758)	(7,319,550)	(80,149)	(857,557)	(233,490)	(2,757,642)

50,851	902,651	198,190	2,969,693	2,881	121,057	(2,178)	(61,540)

984,742	16,591,478	7,042,187	110,124,526	4,246,307	48,602,783	88,366	1,131,784
183,481	3,058,621	162,879	2,329,172	—	—	—	—
(816,713)	(13,448,640)	(703,368)	(11,028,965)	(2,606,818)	(29,764,998)	(729,131)	(8,876,320)

351,510	6,201,459	6,501,698	101,424,733	1,639,489	18,837,785	(640,765)	(7,744,536)

—	—	—	—	163	1,453	—	—
17	282	6	79	—	—	—	—
(11)	(199)	(11)	(168)	(166)	(1,468)	—	—

6	83	(5)	(89)	(3)	(15)	—	—

2,823,143	$48,037,267	21,938,970	$342,540,964	584,456	$7,824,999	(545,252)	$(8,682,375)

 GOLDMAN SACHS EUROPEAN EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$13.82	$(0.02	) (c)	$(2.93)	$(2.95)	$—	$—	$(1.56)	$(1.56)
2001 - Class B Shares	13.69	(0.07	) (c)	(2.89)	(2.96)	—	—	(1.56)	(1.56)
2001 - Class C Shares	13.72	(0.07	) (c)	(2.91)	(2.98)	—	—	(1.56)	(1.56)
2001 - Institutional Shares	14.00	0.08	(c)	(3.00)	(2.92)	—	(0.06)	(1.56)	(1.62)
2001 - Service Shares	13.86	0.02	(c)	(2.94)	(2.92)	—	—	(1.56)	(1.56)

2000 - Class A Shares	11.75	—	(c)	2.78	2.78	—	—	(0.71)	(0.71)
2000 - Class B Shares	11.71	(0.04	) (c)	2.73	2.69	—	—	(0.71)	(0.71)
2000 - Class C Shares	11.72	(0.04	) (c)	2.75	2.71	—	—	(0.71)	(0.71)
2000 - Institutional Shares	11.82	0.10	(c)	2.79	2.89	—	—	(0.71)	(0.71)
2000 - Service Shares	11.76	0.01	(c)	2.80	2.81	—	—	(0.71)	(0.71)

FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	12.20	0.05		(0.50)	(0.45)	—	—	—	—
1999 - Class B Shares	12.19	0.03		(0.51)	(0.48)	—	—	—	—
1999 - Class C Shares	12.20	0.04		(0.52)	(0.48)	—	—	—	—
1999 - Institutional Shares	12.23	0.18		(0.59)	(0.41)	—	—	—	—
1999 - Service Shares	12.20	0.08		(0.52)	(0.44)	—	—	—	—

FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—	—	—
1999 - Class B Shares (commenced October 1, 1998)	10.00	(0.02)		2.21	2.19	—	—	—	—
1999 - Class C Shares (commenced October 1, 1998)	10.00	(0.01)		2.21	2.20	—	—	—	—
1999 - Institutional Shares (commenced October 1, 1998)	10.00	(0.01)		2.24	2.23	—	—	—	—
1999 - Service Shares (commenced October 1, 1998)	10.00	(0.03)		2.23	2.20	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EUROPEAN EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss) to		expenses to		income (loss) to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.31	(23.47)%	$90,347	1.79%		(0.16)%		2.17%		(0.54)%		110%
9.17	(23.80)	2,727	2.29		(0.63)		2.67		(1.01)		110
9.18	(23.89)	1,195	2.29		(0.64)		2.67		(1.02)		110
9.46	(22.94)	10,713	1.14		0.71		1.52		0.33		110
9.38	(23.16)	2	1.64		0.14		2.02		(0.24)		110

13.82	24.04	139,966	1.79		0.02		2.17		(0.36)		98
13.69	23.32	4,538	2.29		(0.27)		2.67		(0.65)		98
13.72	23.48	1,482	2.29		(0.26)		2.67		(0.64)		98
14.00	24.85	14,630	1.14		0.70		1.52		0.32		98
13.86	24.28	2	1.64		0.09		2.02		(0.29)		98

11.75	(3.69)	74,862	1.79	(b)	0.80	(b)	2.29	(b)	0.30	(b)	55
11.71	(3.94)	879	2.29	(b)	0.43	(b)	2.79	(b)	(0.07	)(b)	55
11.72	(3.93)	388	2.29	(b)	0.42	(b)	2.79	(b)	(0.08	)(b)	55
11.82	(3.35)	5,965	1.14	(b)	1.53	(b)	1.64	(b)	1.03	(b)	55
11.76	(3.61)	2	1.64	(b)	1.10	(b)	2.14	(b)	0.60	(b)	55

12.20	22.00	61,151	1.79	(b)	(1.19	)(b)	2.80	(b)	(2.20	)(b)	71
12.19	21.90	432	2.29	(b)	(1.78	)(b)	3.30	(b)	(2.79	)(b)	71
12.20	22.00	587	2.29	(b)	(1.83	)(b)	3.30	(b)	(2.84	)(b)	71
12.23	22.30	12,740	1.14	(b)	(0.33	)(b)	2.15	(b)	(1.34	)(b)	71
12.20	22.00	2	1.64	(b)	(0.69	)(b)	2.65	(b)	(1.70	)(b)	71

 GOLDMAN SACHS INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions
FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$23.59	$(0.02	) (c)	$(5.80)	$(5.82)	$—	$—	$(2.13)	$(2.13)

2001 - Class B Shares	23.14	(0.12	) (c)	(5.66)	(5.78)	—	—	(2.13)	(2.13)

2001 - Class C Shares	22.89	(0.11	) (c)	(5.60)	(5.71)	—	—	(2.13)	(2.13)

2001 - Institutional Shares	24.06	0.11	(c)	(5.95)	(5.84)	—	—	(2.13)	(2.13)

2001 - Service Shares	23.65	0.02	(c)	(5.83)	(5.81)	—	—	(2.13)	(2.13)

2000 - Class A Shares	23.12	(0.03	) (c)	3.41	3.38	(0.10)	(0.24)	(2.57)	(2.91)
2000 - Class B Shares	22.73	(0.16	) (c)	3.38	3.22	(0.07)	(0.17)	(2.57)	(2.81)
2000 - Class C Shares	22.54	(0.14	) (c)	3.35	3.21	(0.09)	(0.20)	(2.57)	(2.86)
2000 - Institutional Shares	23.49	0.14	(c)	3.46	3.60	(0.14)	(0.32)	(2.57)	(3.03)
2000 - Service Shares	23.14	(0.01	) (c)	3.45	3.44	(0.11)	(0.25)	(2.57)	(2.93)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	21.92	0.04		1.16	1.20	—	—	—	—
1999 - Class B Shares	21.63	(0.02)		1.12	1.10	—	—	—	—
1999 - Class C Shares	21.45	(0.03)		1.12	1.09	—	—	—	—
1999 - Institutional Shares	22.20	0.12	(c)	1.17 (c)	1.29	—	—	—	—
1999 - Service Shares	21.93	0.06		1.15	1.21	—	—	—	—
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	19.85	(0.06)		3.24	3.18	—	—	(1.11)	(1.11)
1999 - Class B Shares	19.70	(0.17)		3.21	3.04	—	—	(1.11)	(1.11)
1999 - Class C Shares	19.56	(0.15)		3.15	3.00	—	—	(1.11)	(1.11)
1999 - Institutional Shares	19.97	0.03		3.31	3.34	—	—	(1.11)	(1.11)
1999 - Service Shares	19.84	(0.04)		3.24	3.20	—	—	(1.11)	(1.11)

1998 - Class A Shares	19.32	0.03		2.04	2.07	—	(0.30)	(1.24)	(1.54)
1998 - Class B Shares	19.24	(0.08)		2.02	1.94	—	(0.25)	(1.23)	(1.48)
1998 - Class C Shares (commenced August 15, 1997)	22.60	(0.04)		(1.38)	(1.42)	—	(0.38)	(1.24)	(1.62)
1998 - Institutional Shares	19.40	0.10		2.11	2.21	(0.07)	(0.33)	(1.24)	(1.64)
1998 - Service Shares	19.34	0.02		2.06	2.08	—	(0.35)	(1.23)	(1.58)

1997 - Class A Shares	17.20	0.10		2.23	2.33	—	—	(0.21)	(0.21)
1997 - Class B Shares (commenced May 1, 1996)	18.91	(0.06)		0.60	0.54	—	—	(0.21)	(0.21)
1997 - Institutional Shares (commenced February 7, 1996)	17.45	0.04		2.15	2.19	(0.03)	—	(0.21)	(0.24)
1997 - Service Shares (commenced March 6, 1996)	17.70	(0.02)		1.87	1.85	—	—	(0.21)	(0.21)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss) to		expenses to		income (loss)		Portfolio
value, end	Total	period	to average		average		average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$15.64	(26.49)%	$1,068,155	1.79%		(0.10)%		1.83%		(0.14)%		63%

15.23	(26.86)	49,019	2.29		(0.64)		2.33		(0.68)		63

15.05	(26.85)	17,665	2.29		(0.62)		2.33		(0.66)		63

16.09	(26.03)	292,298	1.14		0.57		1.18		0.53		63

15.71	(26.41)	5,621	1.64		0.12		1.68		0.08		63

23.59	14.68	1,343,869	1.79		(0.12)		1.84		(0.17)		80
23.14	14.20	80,274	2.29		(0.65)		2.34		(0.70)		80
22.89	14.28	22,031	2.29		(0.59)		2.34		(0.64)		80
24.06	15.45	325,161	1.14		0.54		1.19		0.49		80
23.65	15.00	3,789	1.64		(0.02)		1.69		(0.07)		80

23.12	5.47	943,473	1.79	(b)	0.31	(b)	1.84	(b)	0.26	(b)	61
22.73	5.09	68,691	2.29	(b)	(0.19	)(b)	2.34	(b)	(0.24	)(b)	61
22.54	5.08	11,241	2.29	(b)	(0.26	)(b)	2.34	(b)	(0.31	)(b)	61
23.49	5.81	180,564	1.14	(b)	0.89	(b)	1.19	(b)	0.84	(b)	61
23.14	5.52	3,852	1.64	(b)	0.47	(b)	1.69	(b)	0.42	(b)	61

21.92	16.39	947,973	1.73		(0.28)		1.82		(0.37)		114
21.63	15.80	69,231	2.24		(0.79)		2.32		(0.87)		114
21.45	15.70	11,619	2.24		(0.98)		2.32		(1.06)		114
22.20	17.09	111,315	1.13		0.23		1.21		0.15		114
21.93	16.49	3,568	1.63		(0.18)		1.71		(0.26)		114

19.85	11.12	697,590	1.67		(0.27)		1.80		(0.40)		41
19.70	10.51	55,324	2.20		(0.90)		2.30		(1.00)		41
19.56	(5.92)	3,369	2.27	(b)	(1.43	)(b)	2.37	(b)	(1.53	)(b)	41
19.97	11.82	56,263	1.08		0.30		1.18		0.20		41
19.84	11.25	3,035	1.55		(0.36)		1.65		(0.46)		41

19.32	13.48	536,283	1.69		(0.07)		1.88		(0.26)		38
19.24	2.83	19,198	2.23	(b)	(0.97	)(b)	2.38	(b)	(1.12	)(b)	38
19.40	12.53	68,374	1.10	(b)	0.43	(b)	1.25	(b)	0.28	(b)	38
19.34	10.42	674	1.60	(b)	(0.40	)(b)	1.75	(b)	(0.55	)(b)	38

 GOLDMAN SACHS JAPANESE EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset						In excess
	value at	Net		Net realized	Total from	From net	of net	From net
	beginning	investment		and unrealized	investment	investment	investment	realized	Total
	of period	loss		gains (loss)	operations	income	income	gains	distributions
FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$15.77	$(0.14	) (c)	$(5.80)	$(5.94)	$—	$—	$(1.01)	$(1.01)
2001 - Class B Shares	15.63	(0.20	) (c)	(5.73)	(5.93)	—	—	(1.01)	(1.01)
2001 - Class C Shares	15.58	(0.19	) (c)	(5.71)	(5.90)	—	—	(1.01)	(1.01)
2001 - Institutional Shares	15.96	(0.08	) (c)	(5.87)	(5.95)	—	—	(1.01)	(1.01)
2001 - Service Shares	15.83	(0.11	) (c)	(5.83)	(5.94)	—	—	(1.01)	(1.01)

2000 - Class A Shares	16.24	(0.20	) (c)	1.67	1.47	—	(0.21)	(1.73)	(1.94)
2000 - Class B Shares	16.14	(0.28	) (c)	1.68	1.40	—	(0.18)	(1.73)	(1.91)
2000 - Class C Shares	16.16	(0.28	) (c)	1.64	1.36	—	(0.21)	(1.73)	(1.94)
2000 - Institutional Shares	16.36	(0.09	) (c)	1.67	1.58	—	(0.25)	(1.73)	(1.98)
2000 - Service Shares	16.22	(0.16	) (c)	1.65	1.49	—	(0.15)	(1.73)	(1.88)
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	11.06	(0.06)		5.24	5.18	—	—	—	—
1999 - Class B Shares	11.03	(0.09)		5.20	5.11	—	—	—	—
1999 - Class C Shares	11.04	(0.08)		5.20	5.12	—	—	—	—
1999 - Institutional Shares	11.10	(0.03)		5.29	5.26	—	—	—	—
1999 - Service Shares	11.04	(0.06)		5.24	5.18	—	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.06)		1.12	1.06	—	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.08)		1.11	1.03	—	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.09)		1.13	1.04	—	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	(0.02)		1.13	1.11	(0.01)	—	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.05)		1.09	1.04	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS JAPANESE EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		loss to		expenses to		loss to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.82	(39.60)%	$19,289	1.80%		(1.19)%		2.29%		(1.68)%		75%
8.69	(39.90)	2,281	2.30		(1.67)		2.79		(2.16)		75
8.67	(39.84)	2,242	2.30		(1.65)		2.79		(2.14)		75
9.00	(39.16)	2,285	1.15		(0.64)		1.64		(1.13)		75
8.88	(39.44)	2	1.65		(0.94)		2.14		(1.43)		75

15.77	8.47	69,741	1.74		(1.20)		2.10		(1.56)		61
15.63	8.12	5,783	2.24		(1.67)		2.60		(2.03)		61
15.58	7.82	4,248	2.24		(1.66)		2.60		(2.02)		61
15.96	9.14	27,768	1.09		(0.53)		1.45		(0.89)		61
15.83	8.65	3	1.59		(0.94)		1.95		(1.30)		61

16.24	46.84	34,279	1.70	(b)	(1.17	)(b)	2.62	(b)	(2.09	)(b)	45
16.14	46.33	4,219	2.20	(b)	(1.57	)(b)	3.12	(b)	(2.49	)(b)	45
16.16	46.41	3,584	2.20	(b)	(1.81	)(b)	3.12	(b)	(2.73	)(b)	45
16.36	47.40	22,709	1.05	(b)	(0.37	)(b)	1.97	(b)	(1.29	)(b)	45
16.22	46.92	3	1.55	(b)	(0.74	)(b)	2.47	(b)	(1.66	)(b)	45

11.06	10.60	8,391	1.64	(b)	(1.20	)(b)	4.18	(b)	(3.74	)(b)	53
11.03	10.30	1,427	2.15	(b)	(1.76	)(b)	4.69	(b)	(4.30	)(b)	53
11.04	10.40	284	2.15	(b)	(1.69	)(b)	4.69	(b)	(4.23	)(b)	53
11.10	11.06	11,418	1.03	(b)	(0.36	)(b)	3.57	(b)	(2.90	)(b)	53
11.04	10.43	2	1.53	(b)	(0.68	)(b)	4.07	(b)	(3.22	)(b)	53

 GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset					In excess
	value,	Net		Net realized	Total from	of net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
	of period	loss		gain (loss)	operations	income	gains	distributions
FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$16.12	$(0.12	) (c)	$(5.21)	$(5.33)	$—	$(0.98)	$(0.98)
2001 - Class B Shares	15.98	(0.18	) (c)	(5.16)	(5.34)	—	(0.98)	(0.98)
2001 - Class C Shares	15.97	(0.17	) (c)	(5.16)	(5.33)	—	(0.98)	(0.98)
2001 - Institutional Shares	16.37	(0.05	) (c)	(5.31)	(5.36)	—	(0.98)	(0.98)
2001 - Service Shares	16.16	(0.10	) (c)	(5.23)	(5.33)	—	(0.98)	(0.98)

2000 - Class A Shares	13.24	(0.12	) (c)	3.52	3.40	—	(0.52)	(0.52)
2000 - Class B Shares	13.19	(0.18	) (c)	3.49	3.31	—	(0.52)	(0.52)
2000 - Class C Shares	13.19	(0.19	) (c)	3.49	3.30	—	(0.52)	(0.52)
2000 - Institutional Shares	13.35	(0.03	) (c)	3.57	3.54	—	(0.52)	(0.52)
2000 - Service Shares	13.24	(0.10	) (c)	3.54	3.44	—	(0.52)	(0.52)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.62	(0.03)		2.65	2.62	—	—	—
1999 - Class B Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Class C Shares	10.61	(0.08	) (c)	2.66	2.58	—	—	—
1999 - Institutional Shares	10.66	—		2.69	2.69	—	—	—
1999 - Service Shares	10.61	(0.02)		2.65	2.63	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced May 1, 1998)	10.00	(0.04)		0.66	0.62	—	—	—
1999 - Class B Shares (commenced May 1, 1998)	10.00	(0.10)		0.71	0.61	—	—	—
1999 - Class C Shares (commenced May 1, 1998)	10.00	(0.06)		0.67	0.61	—	—	—
1999 - Institutional Shares (commenced May 1, 1998)	10.00	—		0.67	0.67	(0.01)	—	(0.01)
1999 - Service Shares (commenced May 1, 1998)	10.00	(0.02)		0.63	0.61	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.
(d)	As of December 29, 2000, the Fund’s name changed from the International Small Cap Fund to the International Growth Opportunities Fund.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL GROWTH OPPORTUNITIES FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		loss to		expenses to		loss to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.81	(34.26)%	$161,849	2.05%		(1.02)%		2.13%		(1.10)%		64%
9.66	(34.64)	1,709	2.55		(1.51)		2.63		(1.59)		64
9.66	(34.60)	1,826	2.55		(1.47)		2.63		(1.55)		64
10.03	(33.90)	82,850	1.40		(0.38)		1.48		(0.46)		64
9.85	(34.17)	8	1.90		(0.86)		1.98		(0.94)		64

16.12	26.26	327,697	2.05		(0.79)		2.22		(0.96)		73
15.98	25.66	2,827	2.55		(1.16)		2.72		(1.33)		73
15.97	25.58	3,672	2.55		(1.23)		2.72		(1.40)		73
16.37	27.12	187,075	1.40		(0.19)		1.57		(0.36)		73
16.16	26.57	3	1.90		(0.63)		2.07		(0.80)		73

13.24	24.67	69,458	2.05	(b)	(0.68	)(b)	2.42	(b)	(1.05	)(b)	59
13.19	24.32	303	2.55	(b)	(1.16	)(b)	2.92	(b)	(1.53	)(b)	59
13.19	24.32	419	2.55	(b)	(1.21	)(b)	2.92	(b)	(1.58	)(b)	59
13.35	25.24	65,772	1.40	(b)	(0.05	)(b)	1.77	(b)	(0.42	)(b)	59
13.24	24.79	2	1.90	(b)	(0.35	)(b)	2.27	(b)	(0.72	)(b)	59

10.62	6.20	33,002	2.02	(b)	(1.03	)(b)	3.60	(b)	(2.61	)(b)	96
10.61	6.10	213	2.51	(b)	(1.30	)(b)	4.09	(b)	(2.88	)(b)	96
10.61	6.10	175	2.51	(b)	(1.45	)(b)	4.09	(b)	(3.03	)(b)	96
10.66	6.67	36,992	1.40	(b)	(0.19	)(b)	2.98	(b)	(1.77	)(b)	96
10.61	6.10	2	1.90	(b)	(0.26	)(b)	3.48	(b)	(1.84	)(b)	96

 GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment operations				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions
FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$10.83	$0.01	(c)	$(3.27)	$(3.26)	$—	$—	$(0.36)	$(0.36)
2001 - Class B Shares	10.72	(0.02	) (c)	(3.25)	(3.27)	—	—	(0.36)	(0.36)
2001 - Class C Shares	10.75	(0.03	) (c)	(3.25)	(3.28)	—	—	(0.36)	(0.36)
2001 - Institutional Shares	11.02	0.05	(c)	(3.33)	(3.28)	—	—	(0.36)	(0.36)
2001 - Service Shares	10.63	0.08	(c)	(3.23)	(3.15)	—	—	(0.36)	(0.36)

2000 - Class A Shares	9.26	(0.05	) (c)	1.62	1.57	—	—	—	—
2000 - Class B Shares	9.21	(0.11	) (c)	1.62	1.51	—	—	—	—
2000 - Class C Shares	9.24	(0.10	) (c)	1.61	1.51	—	—	—	—
2000 - Institutional Shares	9.37	0.01	(c)	1.64	1.65	—	—	—	—
2000 - Service Shares	9.05	0.01	(c)	1.57	1.58	—	—	—	—
FOR THE SEVEN MONTHS ENDED AUGUST 31,

1999 - Class A Shares	7.04	(0.01)		2.23	2.22	—	—	—	—
1999 - Class B Shares	7.03	(0.03)		2.21	2.18	—	—	—	—
1999 - Class C Shares	7.05	(0.03)		2.22	2.19	—	—	—	—
1999 - Institutional Shares	7.09	0.02		2.26	2.28	—	—	—	—
1999 - Service Shares	6.87	0.01		2.17	2.18	—	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	9.69	0.04		(2.40)	(2.36)	(0.07)	(0.22)	—	(0.29)
1999 - Class B Shares	9.69	0.03		(2.41)	(2.38)	(0.07)	(0.21)	—	(0.28)
1999 - Class C Shares	9.70	0.01		(2.39)	(2.38)	(0.07)	(0.20)	—	(0.27)
1999 - Institutional Shares	9.70	0.06		(2.36)	(2.30)	(0.08)	(0.23)	—	(0.31)
1999 - Service Shares	9.69	(0.13)		(2.41)	(2.28)	(0.07)	(0.21)	—	(0.28)
FOR THE PERIOD ENDED JANUARY 31,

1998 - Class A Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—
1998 - Class B Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—
1998 - Class C Shares (commenced December 15, 1997)	10.00	—		(0.30)	(0.30)	—	—	—	—
1998 - Institutional Shares (commenced December 15, 1997)	10.00	0.01		(0.31)	(0.30)	—	—	—	—
1998 - Service Shares (commenced December 15, 1997)	10.00	—		(0.31)	(0.31)	—	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss) to		expenses to		income (loss) to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$7.21	(30.55)%	$33,827	2.24%		0.11%		2.49%		(0.14)%		139%
7.09	(30.97)	1,498	2.74		(0.29)		2.99		(0.54)		139
7.11	(30.98)	656	2.74		(0.41)		2.99		(0.66)		139
7.38	(30.20)	74,483	1.59		0.63		1.84		0.38		139
7.12	(30.08)	8	1.55		0.97		2.34		0.18		139

10.83	16.95	64,279	2.11		(0.49)		2.30		(0.68)		125
10.72	16.40	2,187	2.61		(1.00)		2.80		(1.19)		125
10.75	16.34	1,304	2.61		(0.96)		2.80		(1.15)		125
11.02	17.61	145,774	1.46		0.13		1.65		(0.06)		125
10.63	17.46	2	1.96		0.14		2.15		(0.05)		125

9.26	31.53	65,698	2.04	(b)	(0.15	)(b)	2.41	(b)	(0.52	)(b)	63
9.21	31.01	972	2.54	(b)	(0.71	)(b)	2.91	(b)	(1.08	)(b)	63
9.24	31.06	1,095	2.54	(b)	(0.85	)(b)	2.91	(b)	(1.22	)(b)	63
9.37	32.16	108,574	1.39	(b)	0.50	(b)	1.76	(b)	0.13	(b)	63
9.05	31.73	2	1.89	(b)	0.12	(b)	2.26	(b)	(0.25	)(b)	63

7.04	(24.32)	52,704	2.09		0.80		2.53		0.36		154
7.03	(24.51)	459	2.59		0.19		3.03		(0.25)		154
7.05	(24.43)	273	2.59		0.28		3.03		(0.16)		154
7.09	(23.66)	90,189	1.35		1.59		1.79		1.15		154
6.87	(26.17)	1	1.85		(1.84)		2.29		(2.28)		154

9.69	(3.10)	17,681	1.90	(b)	0.55	(b)	5.88	(b)	(3.43	)(b)	3
9.69	(3.10)	64	2.41	(b)	0.05	(b)	6.39	(b)	(3.93	)(b)	3
9.70	(3.00)	73	2.48	(b)	(0.27	)(b)	6.46	(b)	(4.25	)(b)	3
9.70	(3.00)	19,120	1.30	(b)	0.80	(b)	5.28	(b)	(3.18	)(b)	3
9.69	(3.10)	2	2.72	(b)	(0.05	)(b)	6.70	(b)	(4.03	)(b)	3

 GOLDMAN SACHS ASIA GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

	Income from
	investment operations					Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions
FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$11.16	$0.04	(c)	$(3.13)	$(3.09)	$—	$—	$—	$—
2001 - Class B Shares	10.91	—	(c)	(3.04)	(3.04)	—	—	—	—
2001 - Class C Shares	10.88	(0.01	) (c)	(3.02)	(3.03)	—	—	—	—
2001 - Institutional Shares	11.41	0.13	(c)	(3.22)	(3.09)	—	—	—	—

2000 - Class A Shares	11.07	(0.05	) (c)	0.14	0.09	—	—	—	—
2000 - Class B Shares	10.88	(0.11	) (c)	0.14	0.03	—	—	—	—
2000 - Class C Shares	10.85	(0.11	) (c)	0.14	0.03	—	—	—	—
2000 - Institutional Shares	11.24	0.01	(c)	0.16	0.17	—	—	—	—
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	7.79	(0.02)		3.30	3.28	—	—	—	—
1999 - Class B Shares	7.68	(0.04)		3.24	3.20	—	—	—	—
1999 - Class C Shares	7.68	(0.04)		3.21	3.17	—	—	—	—
1999 - Institutional Shares	7.91	0.01		3.36	3.37	—	(0.04)	—	—
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	8.38	0.07		(0.66)	(0.59)	—	—	—	—
1999 - Class B Shares	8.31	0.01		(0.64)	(0.63)	—	—	—	—
1999 - Class C Shares	8.29	—		(0.61)	(0.61)	—	—	—	—
1999 - Institutional Shares	8.44	0.03		(0.56)	(0.53)	—	—	—	—

1998 - Class A Shares	16.31	—		(7.90)	(7.90)	—	(0.03)	—	(0.03)
1998 - Class B Shares	16.24	0.01		(7.91)	(7.90)	—	(0.03)	—	(0.03)
1998 - Class C Shares (commenced August 15, 1997)	15.73	0.01		(7.42)	(7.41)	—	(0.03)	—	(0.03)
1998 - Institutional Shares	16.33	0.10		(7.96)	(7.86)	(0.03)	—	—	(0.03)

1997 - Class A Shares	16.49	0.06		(0.11)	(0.05)	(0.12)	—	(0.01)	(0.13)
1997 - Class B Shares (commenced May 1, 1996)	17.31	(0.05)		(0.48)	(0.53)	(0.51)	(0.03)	—	(0.54)
1997 - Institutional Shares (commenced February 2, 1996)	16.61	0.04		(0.11)	(0.07)	(0.11)	(0.06)	(0.04)	(0.21)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the distributions of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss) to		expenses to		income (loss) to		Portfolio
value, end	Total	period	to average		average		average		average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.07	(27.53)%	$33,854	1.85%		0.41%		2.57%		(0.31)%		314%
7.87	(27.80)	3,645	2.35		(0.04)		3.07		(0.76)		314
7.85	(27.78)	1,010	2.35		(0.07)		3.07		(0.79)		314
8.32	(26.93)	3,055	1.20		1.41		1.92		0.69		314

11.16	0.72	86,458	1.85		(0.39)		2.30		(0.84)		207
10.91	0.18	6,849	2.35		(0.91)		2.80		(1.36)		207
10.88	0.18	2,265	2.35		(0.91)		2.80		(1.36)		207
11.41	1.42	5,236	1.20		0.12		1.65		(0.33)		207

11.07	42.11	84,269	1.85	(b)	(0.38	)(b)	2.27	(b)	(0.80	)(b)	97
10.88	41.67	7,258	2.35	(b)	(0.90	)(b)	2.77	(b)	(1.32	)(b)	97
10.85	41.28	2,281	2.35	(b)	(0.89	)(b)	2.77	(b)	(1.31	)(b)	97
11.24	42.61	12,363	1.20	(b)	(0.14	)(b)	1.62	(b)	(0.28	)(b)	97

7.79	(7.04)	59,940	1.93		0.63		2.48		0.08		106
7.68	(7.58)	4,190	2.45		0.10		2.97		(0.42)		106
7.68	(7.36)	999	2.45		0.10		2.97		(0.42)		106
7.91	(6.28)	4,200	1.16		1.10		1.68		0.58		106

8.38	(48.49)	87,437	1.75		0.31		1.99		0.07		105
8.31	(48.70)	3,359	2.30		(0.29)		2.50		(0.49)		105
8.29	(47.17)	436	2.35	(b)	(0.26	)(b)	2.55	(b)	(0.46	)(b)	105
8.44	(48.19)	874	1.11		0.87		1.31		0.67		105

16.31	(1.01)	263,014	1.67		0.20		1.87		—		48
16.24	(6.02)	3,354	2.21	(b)	(0.56	)(b)	2.37	(b)	(0.72	)(b)	48
16.33	(1.09)	13,322	1.10	(b)	0.54	(b)	1.26	(b)	0.38	(b)	48

 GOLDMAN SACHS INTERNATIONAL EQUITY FUNDS

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs European Equity Fund, International Equity Fund, Japanese Equity Fund, International Growth Opportunities Fund (formerly Goldman Sachs International Small Cap Fund), Emerging Markets Equity Fund and Asia Growth Fund (collectively “the International Equity Funds”), portfolios of Goldman Sachs Trust at August 31, 2001, the results of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the International Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the International Equity Funds for the periods ended prior to August 31, 2000 were audited by other independent accountants whose reports dated October 8, 1999 expressed unqualified opinions thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 19, 2001

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Research Select FundSM is a service mark of Goldman, Sachs & Co.

Goldman Sachs Internet Tollkeeper FundSM and Goldman Sachs Research Select FundSM are service marks of Goldman, Sachs & Co.

*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman David B. Ford Patrick T. Harker John P. McNulty Mary P. McPherson Alan A. Shuch Wilma J. Smelcer Richard P. Strubel Kaysie P. Uniacke	OFFICERS
Gary Black, President
Jesse H. Cole, Vice President
Kerry Daniels, Vice President
James A. Fitzpatrick, Vice President
Mary Hoppa, Vice President
Christopher Keller, Vice President
John M. Perlowski, Treasurer
Kenneth Curran, Assistant Treasurer
Peter W. Fortner, Assistant Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Howard B. Surloff, Secretary
Amy E. Belanger, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.

The Funds’ investment in Japanese securities will be particularly subject to the risks of adverse social, political and economic events which occur in Japan or affect Japanese markets.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Funds may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Concentration of the Funds’ assets in one or a few countries (or a particular geographic area) and currencies will subject a fund to greater risks than if a funds’ assets were not geographically concentrated.

The Funds may participate in the Initial Public Offering (IPO) market, and a portion of a Fund’s returns consequently may be attributable to its investment in IPOs, which may have a magnified impact due to a Fund’s small asset base. As a Fund’s assets grow, it is probable that the effect of a Fund’s investment in IPOs on its total returns may not be as significant.

Goldman, Sachs & Co. is the distributor of the Funds.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: October 30, 2001 / 01-1675	INTLAR / 92.5K / 10-01

Goldman Sachs Funds

CORE℠ EQUITY FUNDS

Annual Report August 31, 2001

Long-term capital growth potential through diversified portfolios of stocks using CORE, a proprietary quantitative approach to stock selection and portfolio construction.

GOLDMAN SACHS CORE EQUITY FUNDS

Market Review

Dear Shareholder:

As we write to you today, the tragic national events of September 11th continue to dominate the nation’s thoughts. The people of Goldman Sachs are shocked and saddened by the horrible destruction and loss of life, and send our deepest sympathies to those who have been impacted in New York, Washington, D.C., Pennsylvania and across the country.

In the aftermath of this tragedy, Goldman Sachs is offering assistance to others in the industry who have been more severely impacted than we were. Our people and firm are assisting the ongoing recovery and humanitarian efforts through donations of blood and volunteer work. Additionally, Goldman Sachs people are committed to contributing at least $10 million to provide humanitarian aid to victims and families impacted by the events of September 11th.

Goldman Sachs also shares the strong determination of the entire securities industry to show solidarity in the face of terrorism. We are committed to sending the clearest possible message that terrorism will not close free markets, and we continue to serve as a force of stability in the global securities markets.

We want to take this opportunity to provide continued assurance regarding your investment in Goldman Sachs Funds. Immediately after the attack on September 11, all emergency recovery plans were successfully implemented, critical functions were moved to alternate locations, and we were prepared to resume normal operations on September 17 with the reopening of the New York Stock Exchange.

As we write this letter, there continues to be uncertainty in the global financial markets, and events are unfolding at a rapid pace. While the markets are expected to remain volatile in the short-term, in decades past the American people and our economy have proven to be tremendously resilient following significant global events. As such, we urge our shareholders to remain focused on their long-term goals, maintain diversified portfolios, and work closely with their financial advisers.

Because the period covered by this report ended prior to September 11, we have included a brief recap of the economy and financial markets for the one-year reporting period ended August 31, 2001.

■	Market Review: Stocks Fall Sharply, While Bonds Rally — During the one-year reporting period ended August 31, 2001, the U.S. stock market, as measured by the Fund’s index, the S&P 500 Index, declined 24.39%, while the bond market, as measured by the Lehman Aggregate Bond Index, rose 12.35%. Factors underlying the stock market’s decline included the ongoing threat of economic recession, lower corporate profits, the bursting of the technology “bubble” and a weakening job market. As the period progressed, some areas of the stock market that had performed well during the latter stages of 2000 and the first half of 2001 could not avoid the downdraft — namely many value-oriented and more defensive issues. The sharpest decline occurred in the technology sector, as the tech-laden NASDAQ Composite Index plummeted 57.08% during the period. The NASDAQ has fallen 64% since its peak in March 2000.

In contrast, the bond market fared well during the period. Virtually all bond market sectors generated positive results, largely as a result of declining interest rates and an increase in investor demand.

GOLDMAN SACHS CORE EQUITY FUNDS

■	A Faltering Economic Recovery — During the one-year reporting period ended August 31, 2001, the U.S. economy has come full circle. As the period began, we were in the midst of the longest economic expansion in U.S. history. However, since that time, economic activity has fallen sharply. By the fourth quarter of 2000, many economic indicators were pointing to a slowdown, which quickly intensified as the new year began. This reversal prompted the Federal Reserve Board (the “Fed”) to cut short-term interest rates seven times — for a total of 3.25 percentage points — in hopes of avoiding a recession. Under Chairman Alan Greenspan, the Fed has never lowered rates so significantly in such a short period of time. Despite this action, the GDP grew only an estimated 0.2% during the second quarter of 2001 — its slowest rate in eight years.

On the following pages, you will find a review of your Fund’s activity during the period, including perspectives following the recent tragedy from your portfolio management team.

In closing, we want to assure you that you have a strong and experienced team of portfolio managers who have experience managing assets through diverse market conditions and encourage you to maintain your long-term focus in the months ahead.

As always, we appreciate your ongoing support.

Sincerely,

David B. Ford	David W. Blood

Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

September 20, 2001

1

FUND BASICS

CORE SM U.S. Equity Fund
as of August 31, 2001

PERFORMANCE REVIEW

August 31, 2000–August 31, 2001	Fund Total Return (without sales charge) [1]	S&P 500 Index [2]

Class A	–25.96%	–24.39%

Class B	–26.49	–24.39

Class C	–26.53	–24.39

Institutional	–25.66	–24.39

Service	–26.02	–24.39

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–19.61%	–19.79%	–16.44%	–14.60%	–15.03%

Five Years	11.44	11.59	N/A	13.27	12.70

Ten Years	12.85	N/A	N/A	N/A	13.49[4]

Since Inception	12.29	11.90	6.62	15.55	12.92[4]

	(5/24/91)	(5/1/96)	(8/15/97)	(6/15/95)	(5/24/91)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Service shares prior to 6/7/96 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the CORE U.S. Equity Fund reflects the expenses applicable to the Fund’s Class A shares. The fees applicable to Services shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

Exxon Mobil Corp.	3.5%	Energy Resources

General Electric Co.	3.4	Financial Services

Microsoft Corp.	3.4	Computer Software

Citigroup, Inc.	3.0	Banks

Pfizer, Inc.	2.8	Drugs

Verizon Communications, Inc.	2.0	Telephone

International Business Machines, Inc.	1.9	Computer Software

Johnson & Johnson	1.9	Medical Products

AOL Time Warner, Inc.	1.7	Internet

Bank of America Corp.	1.7	Banks

The top 10 holdings may not be representative of the Fund’s future investments.

2

PORTFOLIO RESULTS

CORE U.S. Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs CORE U.S. Equity Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of –25.96%, –26.49%, –26.53%, –25.66%, and –26.02%, respectively. These figures compare to the –24.39% total cumulative return of the Fund’s benchmark, the S&P 500 Index.

The CORE strategy is a well-defined investment process that has historically provided consistent risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. The diversification of our models typically adds value because, when one theme doesn’t work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stock risk characteristics as well as their expected returns.

Portfolio Positioning

The CORE investment process analyzes each stock based upon its Value and Momentum characteristics, Earnings Quality and Profitability, as well as a Fundamental Research assessment. Over the twelve-month reporting period, returns to the various themes were largely positive. Profitability, in the seven months since it was introduced into the process, contributed to excess returns over the benchmark, while the new Earnings Quality criterion was also slightly positive. Value had erratic results at the end of 2000, but was a strong positive contributor in 2001 through August. Momentum was hurt by the dramatic directional shifts in the market during the fourth quarter of 2000 and first quarter of 2001. However, it regained its footing through the second quarter of 2001 to become the largest contributor to excess returns over the benchmark 2001-year to date. Moreover, although Fundamental Research was a positive contributor at the end of 2000, it has had consistently generated negative results throughout 2001.

Portfolio Highlights

The Fund’s best relative performers were stocks in the Telecommunications and Energy sectors, while stock selection in Technology and Consumer Services was less successful. Examples of stocks that contributed most to our relative performance were underweighted positions in Lucent Technologies Co., Intel Corp. and Qwest Communications International, Inc. Among the Fund’s least successful holdings were Corning Inc., Apple Computer and CVS Corp.

3

PORTFOLIO RESULTS

Portfolio Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations. While we will continue to monitor the Fund closely during this volatile period, we do not anticipate any change in the management style of the Fund as a result of the terrorist attack.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 26, 2001

4

FUND BASICS

CORE SM Large Cap Growth Fund
as of August 31, 2001

PERFORMANCE REVIEW

August 31, 2000–August 31, 2001	Fund Total Return (without sales charge)[1]	Russell 1000 Growth Index [2]

Class A	–45.97%	–45.32%

Class B	–46.37	–45.32

Class C	–46.35	–45.32

Institutional	–45.73	–45.32

Service	–46.05	–45.32

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged Russell 1000 Growth Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–38.96%	–39.05%	–36.49%	–35.09%	–35.46%

Five Years	10.68 [4]	N/A	N/A	12.28 [4]	11.82 [4]

Since Inception	14.07 [4]	7.77	4.28	14.94 [4]	14.70 [4]

	(11/11/91)	(5/1/97)	(8/15/97)	(11/11/91)	(11/11/91)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

[4]	Performance data for Institutional and Service shares prior to May 1, 1997 (commencement of operations) is that of Class A shares. Class A share performance for such period is that of a predecessor separate account (which converted into Class A shares) adjusted to reflect the higher fees and expenses applicable to the Fund’s Class A shares. Although the predecessor separate account was managed by Goldman Sachs Asset Management in a manner and pursuant to investment objectives in all material respects equivalent to management and investment objectives of the CORE Large Cap Growth Fund, the separate account was not registered under the Investment Company Act of 1940 (the “Act”) and was not subject to certain investment restrictions imposed by the Act. If it had registered under the Act, performance might have been adversely affected.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

General Electric Co.	7.2%	Financial Services

Pfizer, Inc.	5.2	Drugs

Microsoft Corp.	4.2	Computer Software

AOL Time Warner, Inc.	3.4	Internet

International Business Machines, Inc.	3.0	Computer Software

Intel Corp.	2.8	Semiconductors

The Home Depot, Inc.	2.2	Specialty Retail

Eli Lilly & Co.	2.2	Drugs

Merck & Co., Inc.	2.1	Drugs

American Home Products Corp.	2.0	Drugs

The top 10 holdings may not be representative of the Fund’s future investments.

5

PORTFOLIO RESULTS

CORE Large Cap Growth Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs CORE Large Cap Growth Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated total cumulative returns, without sales charges, of –45.97%, –46.37%, –46.35%, –45.73%, and –46.05%, respectively. These figures compare to the –45.32% total cumulative return of the Fund’s benchmark, the Russell 1000 Growth Index.

The CORE strategy is a well-defined investment process that has historically provided consistent risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. The diversification of our models typically adds value because, when one theme doesn’t work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stock risk characteristics as well as their expected returns.

Portfolio Positioning

The CORE investment process analyzes each stock based upon its Value and Momentum characteristics, Earnings Quality and Profitability, as well as a Fundamental Research assessment. Over the twelve-month reporting period, returns to the various themes were largely positive. Profitability, in the seven months since it was introduced into the process, contributed to excess returns over the benchmark, while the new Earnings Quality criterion was also slightly positive. Value had erratic results at the end of 2000, but was a strong positive contributor in 2001 through August. Momentum was hurt by the dramatic directional shifts in the market during the fourth quarter of 2000 and first quarter of 2001. However, it regained its footing through the second quarter of 2001 to become the largest contributor to excess returns over the benchmark 2001-year to date. Moreover, although Fundamental Research was a positive contributor at the end of 2000, it has generated consistently negative results throughout 2001.

Portfolio Highlights

The Fund’s best relative performers were stocks in the Telecommunications Energy sectors. Our stock selection in Technology and Consumer Cyclicals was less successful. Examples of stocks that contributed most to our relative performance were underweighted positions in Lucent Technologies, Inc., Dell Computer Corp., and General Electric Corp. Among the Fund’s least successful holdings were EMC Corp., Corning Inc., and Scientific Atlanta Inc.

6

PORTFOLIO RESULTS

Portfolio Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations. While we will continue to monitor the Fund closely during this volatile period, we do not anticipate any change in the management style of the Fund as a result of the terrorist attack.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 26, 2001

7

FUND BASICS

CORE SM Small Cap Equity Fund
as of August 31, 2001

PERFORMANCE REVIEW

August 31, 2000–August 31, 2001	Fund Total Return (without sales charge) [1]	Russell 2000 Index [2]

Class A	–8.64%	–11.63%

Class B	–9.35	–11.63

Class C	–9.32	–11.63

Institutional	–8.28	–11.63

Service	–8.75	–11.63

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged Russell 2000 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–2.80%	–3.08%	1.08%	3.24%	2.67%

Since Inception	4.75	4.75	5.56	6.69	6.19

(8/15/97)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

AmerisourceBergen Corp.	1.2%	Drugs

The John Nuveen Co.	0.8	Security/Asset Management

Polaris Industries, Inc.	0.7	Leisure

The Toro Co.	0.7	Consumer Durables

Independence Community Bank Corp.	0.7	Banks

Diagnostic Products Corp.	0.7	Drugs

Investors Financial Services Corp.	0.6	Banks

Anixter International, Inc.	0.6	Electrical Equipment

Commerce Bancorp, Inc.	0.6	Banks

Ashland, Inc.	0.6	Chemicals

The top 10 holdings may not be representative of the Fund’s future investments.

8

PORTFOLIO RESULTS

CORE Small Cap Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs CORE Small Cap Equity Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of –8.64%, –9.35%, –9.32%, –8.28%, and –8.75%, respectively. These figures compare favorably to the –11.63% cumulative total return of the Fund’s benchmark, the Russell 2000 Index.

The CORE strategy is a well-defined investment process that has historically provided consistent risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. These themes are considered relative to the Russell 2000 Index. The diversification of our models typically adds value because, when one theme doesn’t work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks’ risk characteristics as well as their expected returns.

Portfolio Positioning

The CORE investment process analyzes each stock based upon its Value and Momentum characteristics, Earnings Quality and Profitability, as well as a Fundamental Research assessment. Over the twelve-month reporting period, returns to the various themes were mixed. Profitability led positive performance by a wide margin since its introduction into the process in January 2001. Value had erratic results at the end of 2000, but was a strong positive contributor in 2001 through August. Momentum was hurt by the dramatic directional shifts in the market during the fourth quarter of 2000 and first quarter of 2001. However, it regained its footing through the second quarter of 2001 to become the largest contributor to excess returns over the benchmark 2001-year to date. Momentum is now largely flat 2001 year to date, as is Earnings Quality. Moreover, although Fundamental Research was a positive contributor at the end of 2000, it has generated consistently negative results throughout 2001.

Portfolio Highlights

The Fund’s best relative performers were stocks in the Healthcare, Consumer Cyclicals and Technology sectors. Our stock selection in Financials and Basic Materials were less successful. Examples of the stocks that contributed most to our relative performance were overweights in Richmond County Financial (which was subsequently sold) and RGS Energy. Among the Fund’s least successful holdings were Silicon Valley Bancshares and Maxim Pharmaceuticals — both of which have since been eliminated from the portfolio.

9

PORTFOLIO RESULTS

Portfolio Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations. While we will continue to monitor the Fund closely during this volatile period, we do not anticipate any change in the management style of the Fund as a result of the terrorist attack.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 26, 2001

10

FUND BASICS

CORE SM Large Cap Value Fund
 as of August 31, 2001

PERFORMANCE REVIEW

August 31, 2000–August 31, 2001	Fund Total Return (without sales charge)[1]	Russell 1000 Value Index[2]

Class A	–3.32%	–1.12%

Class B	–4.08	–1.12

Class C	–4.07	–1.12

Institutional	–3.03	–1.12

Service	–3.43	–1.12

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged Russell 1000 Value Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	3.57%	3.64%	7.77%	10.01%	9.45%

Since Inception	2.47	2.82	4.05	5.20	4.69

(12/31/98)

[3]	The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

Exxon Mobil Corp.	5.8%	Energy Resources

Citigroup, Inc.	4.6	Banks

Verizon Communications, Inc.	3.2	Telephone

Bank of America Corp.	2.6	Banks

SBC Communications, Inc.	2.0	Telecommunications-Cellular

Federal National Mortgage Association	1.7	Financial Services

The Procter & Gamble Co.	1.5	Home Products

Abbott Laboratories	1.3	Medical Products

The Walt Disney Co.	1.3	Entertainment

AT&T Corp.	1.3	Telephone

The top 10 holdings may not be representative of the Fund’s future investments.

11

PORTFOLIO RESULTS

CORE Large Cap Value Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs CORE Large Cap Value Fund for the one-year period that ended August 31, 2001.

Performance Review

Over the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of –3.32%, –4.08%, –4.07%, –3.03%, and –3.43%, respectively. These figures compare to the –1.12% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index.

The CORE strategy is a well-defined investment process that has historically provided consistent risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. These themes are considered relative to the Russell 1000 Value Index. The diversification of our models typically adds value because, when one theme doesn’t work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stock risk characteristics as well as their expected returns.

Portfolio Positioning

The CORE investment process analyzes each stock based upon its Value and Momentum characteristics, Earnings Quality and Profitability, as well as a Fundamental Research assessment. Over the twelve-month reporting period, returns to the various themes were largely positive. Profitability, in the seven months since it was introduced into the process, contributed the most to excess returns over the benchmark. Value had erratic results at the end of 2000, but was a strong positive contributor in 2001 through August. Momentum was hurt by the dramatic directional shifts in the market during the fourth quarter of 2000 and first quarter of 2001. However, it regained its footing through the second quarter of 2001 to become one of the largest contributor to excess returns over the benchmark 2001-year to date, along with Earnings Quality. Moreover, although Fundamental Research was a positive contributor at the end of 2000, it has generated consistently negative results throughout 2001.

Portfolio Highlights

The Fund’s best relative performers were stocks in the Energy and Telecommunications sectors, while our stock selection in Financials, Technology and Healthcare was less successful. Examples of stocks that contributed most to our relative performance were underweighted positions in Compaq Computer Corp. and Worldcom, Inc. Among the Fund’s least successful picks were underweights in Philip Morris Companies, Inc. and Eastman Kodak, and an overweight in CVS Corp.

12

PORTFOLIO RESULTS

Portfolio Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names favored by fundamental research analysts and companies that are profitable and have sustainable earnings. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection as opposed to sector or size allocations. While we will continue to monitor the Fund closely during this volatile period, we do not anticipate any change in the management style of the Fund as a result of the terrorist attack.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 26, 2001

13

FUND BASICS

CORE SM International Equity Fund
 as of August 31, 2001

PERFORMANCE REVIEW

August 31, 2000–August 31, 2001	Fund Total Return (without sales charge) [1]	MSCI Gross EAFE Index [2]

Class A	–21.50%	–24.08%

Class B	–21.93	–24.08

Class C	–21.91	–24.08

Institutional	–21.02	–24.08

Service	–21.37	–24.08

[1]	The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund’s performance assumes the reinvestment of dividends and other distributions.

[2]	The unmanaged Morgan Stanley Capital International (MSCI) Gross Europe, Australasia, Far East (EAFE) Index (with dividends reinvested) is a market capitalization weighted composite of securities in 21 developed markets, including Australia, Austria, Belgium, Denmark, Finland, Germany, Hong Kong, Ireland, Italy, Japan and the United Kingdom. Total returns are calculated without dividends reinvested. Investors cannot invest directly in the Index. The Index figures do not reflect any fees or expenses.

STANDARDIZED TOTAL RETURNS [3]

For the period ended 6/30/01	Class A	Class B	Class C	Institutional	Service

One Year	–26.12%	–26.07%	–22.94%	–21.30%	–21.72%

Since Inception	–2.86	–2.65	–1.86	–0.78	–1.25

(8/15/97)

[3] The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 8/31/01

Holding	% of Total Net Assets	Line of Business

Royal Dutch Petroleum Co.	3.1%	Energy Resources

BP PLC	1.9	Energy Resources

GlaxoSmithKline PLC	1.4	Health

Dexia	1.4	Banks

ING Groep NV	1.4	Financial Services

Nestle SA	1.3	Food & Beverage

Credit Suisse Group	1.3	Banks

Shell Transport & Trading Co. PLC	1.2	Energy Resources

Barclays PLC	1.2	Banks

Mizuho Holdings, Inc.	1.1	Banks

The top 10 holdings may not be representative of the Fund’s future investments.

14

PORTFOLIO RESULTS

CORE International Equity Fund

Dear Shareholder:

We are pleased to report on the performance of the Goldman Sachs CORE International Equity Fund for the one-year period that ended August 31, 2001.

Performance Review

During the one-year period that ended August 31, 2001, the Fund’s Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of –21.50%, –21.93%, –21.91%, –21.02%, and –21.37%, respectively. These figures compare to the –24.08% cumulative total return of the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Gross Europe, Australia, Far East (EAFE) Index.

The CORE strategy is designed to add value at both the country and security level by focusing on three categories of investment themes — Relative Value, Momentum and Low Risk. Each strategy is based on sound economic reasoning and then validated through rigorous empirical research. These strategies are combined to form views on the countries and stocks in our investment universe. Our approach seeks to identify attractive equity markets, and attractive stocks within those markets, while managing the amount of risk relative to a specified benchmark. The goal of our portfolio construction process is to maximize exposure to our model’s return forecasts while mitigating unintended active risks.

Regional Allocations

In general, the Fund benefited from our strategy’s country tilts, especially an underweight position in Finland, the weakest performer in absolute terms among countries during the reporting period. Also successful was the Fund’s relative weighting in Spain, although tilts in favor of Japan and against the UK hurt Fund returns somewhat.

Sector Allocations

Our strategy remains sector neutral within countries, so that sector tilts within the Fund are residual to country allocation decisions. Among the Fund’s strongest sectors relative to the benchmark were Information Technology and Telecommunications, although absolute returns for both the Fund and the benchmark in these sectors were significantly negative. Our holdings in the Consumer Discretionary sector generated the weakest results relative to the benchmark.

Stock Selection

Overall, stock selection was positive within countries, as well as across countries. Stock selection was most helpful to the Fund’s relative performance in Japan and Switzerland, where our holdings were not down as much as their benchmark peers. However, stock selection detracted from performance as compared to the index in other countries, including the Netherlands and Spain.

Portfolio Outlook

Although the world equity markets have been seriously affected by the tragic events of September 11, 2001, CORE portfolios have behaved as expected during this period. As always, the Fund remains substantially invested in stocks, and our general portfolio characteristics are

15

PORTFOLIO RESULTS

targeted to stay relatively close to that of the MSCI Gross EAFE index. Based on our investment strategy, we will continue to emphasize a diversified portfolio of stocks with strong value and momentum characteristics, as well as strong company fundamentals, while managing the overall risk profile. While we will continue to monitor the Fund closely during this volatile period, we do not anticipate any change in the management style of the Fund as a result of the terrorist attack.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

New York, September 26, 2001

16

GOLDMAN SACHS CORE U.S. EQUITY FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on May 24, 1991 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs CORE U.S. Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, (the Standard and Poor’s 500 Index with dividends reinvested (“S& P 500 Index”)), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

CORE U.S. Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 24, 1991 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	Ten Years	Five Years	One Year

Class A (commenced May 24, 1991)
Excluding sales charges	11.84%	11.71%	11.70%	-25.96%
Including sales charges	11.23%	11.08%	10.44%	-30.03%

Class B (commenced May 1, 1996)
Excluding contingent deferred sales charges	10.03%	n/a	10.95%	-26.49%
Including contingent deferred sales charges	9.85%	n/a	10.56%	-30.17%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	4.28%	n/a	n/a	-26.53%
Including contingent deferred sales charges	4.28%	n/a	n/a	-27.26%

Institutional Class (commenced June 15, 1995)	13.68%	n/a	12.25%	-25.66%

Service Class (commenced June 7, 1996)	10.39%	n/a	11.68%	-26.02%

17

 GOLDMAN SACHS CORE U.S. EQUITY FUND

Statement of Investments
August 31, 2001

Shares	Description	Value
Common Stocks – 99.7%

Apparel – 0.2%
34,700	Liz Claiborne, Inc.	$1,820,015

Banks – 8.0%
36,800	Associated Banc-Corp.	1,247,888
271,662	Bank of America Corp.	16,707,213
633,100	Citigroup, Inc.	28,964,325
23,150	Fifth Third Bancorp	1,349,645
70,000	FleetBoston Financial Corp.	2,578,100
22,850	J.P. Morgan Chase & Co.	900,290
18,300	M&T Bank Corp.	1,329,495
75,900	PNC Financial Services Group	5,054,181
19,400	State Street Corp.	942,064
134,600	SunTrust Banks, Inc.	9,193,180
24,400	The Bank of New York Co., Inc.	968,680
103,800	U.S. Bancorp	2,516,112
120,900	Wells Fargo & Co.	5,562,609

		77,313,782

Chemicals – 1.9%
43,100	Cabot Corp.	1,739,947
130,100	Sherwin-Williams Co.	2,946,765
53,600	Sigma-Aldrich Corp.	2,444,696
292,600	The Dow Chemical Co.	10,258,556
27,100	The Lubrizol Corp.	974,082

		18,364,046

Clothing – 0.1%
18,200	Payless ShoeSource, Inc.*	1,060,514

Computer Hardware – 2.2%
240,000	Cisco Systems, Inc.*	3,919,200
187,300	Compaq Computer Corp.	2,313,155
153,800	Dell Computer Corp.*	3,288,244
281,900	EMC Corp.	4,358,174
152,900	Hewlett-Packard Co.	3,548,809
308,600	Sun Microsystems, Inc.*	3,533,470

		20,961,052

Computer Software – 6.5%
140,900	Adobe Systems, Inc.	4,735,649
31,700	Electronic Arts, Inc.*	1,829,407
179,900	International Business Machines, Inc.	17,990,000
23,900	Intuit, Inc.*	902,942
582,100	Microsoft Corp.*	33,208,805
121,300	Oracle Corp.*	1,481,073
44,000	PeopleSoft, Inc.*	1,517,120
3,600	Sapient Corp.*	19,476
21,000	Synopsys, Inc.*	968,940

		62,653,412

Construction – 0.1%
24,300	Lennar Corp.	1,082,565

Consumer Durables – 0.2%
35,900	Whirlpool Corp.	2,370,118

Defense/Aerospace – 0.7%
41,100	Lockheed Martin Corp.	1,628,423
24,800	Precision Castparts Corp.	851,632
83,100	The Boeing Co.	4,254,720

		6,734,775

Department Stores – 3.3%
54,100	Costco Wholesale Corp.*	2,023,881
143,600	Federated Department Stores, Inc.*	5,214,116
139,700	Sears, Roebuck & Co.	5,972,175
157,200	Target Corp.	5,446,980
270,700	Wal-Mart Stores, Inc.	13,007,135

		31,664,287

Drugs – 10.4%
80,800	Allergan, Inc.	5,837,800
222,500	American Home Products Corp.	12,460,000
34,225	AmerisourceBergen Corp.*	2,205,459
33,700	Amgen, Inc.*	2,166,910
105,800	Bristol-Myers Squibb Co.	5,939,612
141,250	Cardinal Health, Inc.	10,302,775
104,600	Eli Lilly & Co.	8,120,098
213,000	McKesson HBOC, Inc.	8,360,250
209,800	Merck & Co., Inc.	13,657,980
716,350	Pfizer, Inc.	27,443,368
57,373	Pharmacia Corp.	2,271,971
53,500	Schering-Plough Corp.	2,039,955

		100,806,178

Electrical Equipment – 3.0%
44,000	Danaher Corp.	2,445,080
110,000	General Dynamics Corp.	8,685,600
40,000	Jabil Circuit, Inc.*	924,400
27,900	L-3 Communications Holdings, Inc.*	1,872,090
90,600	Lucent Technologies, Inc.	617,892
10,020	McDATA Corp.*	143,086
99,600	Motorola, Inc.	1,733,040
72,981	Nortel Networks Corp.	456,861
52,200	PerkinElmer, Inc.	1,674,576
24,700	Plantronics, Inc.*	491,530
109,600	Sanmina Corp.*	1,973,896
278,100	Solectron Corp.*	3,782,160
25,700	Terayon Communication Systems, Inc.*	107,169
77,900	Thermo Electron Corp.*	1,688,093
120,300	Vishay Intertechnology, Inc.*	2,806,599

		29,402,072

Electrical Utilities – 2.7%
67,400	Calpine Corp.*	2,225,548
43,500	Consolidated Edison, Inc.	1,779,150
37,300	Duke Energy Corp.	1,466,263
200,400	Dynegy, Inc.	8,450,868
147,500	Entergy Corp.	5,681,700
66,425	Exelon Corp.	3,626,805
162,900	PG&E Corp.	2,671,560

		25,901,894

18     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE U.S. EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Energy Resources – 5.6%
27,300	Enron Corp.	$955,227
832,616	Exxon Mobil Corp.	33,429,532
68,500	Kerr-McGee Corp.	4,001,085
64,800	Phillips Petroleum Co.	3,726,000
214,000	Royal Dutch Petroleum Co. ADR	12,118,820

		54,230,664

Entertainment – 2.1%
277,700	The Walt Disney Co.	7,061,911
320,406	Viacom, Inc. Class B*	13,585,214

		20,647,125

Environmental Services – 0.6%
115,300	Allied Waste Industries, Inc.*	2,090,389
110,400	Waste Management, Inc.	3,414,672

		5,505,061

Equity REIT – 0.1%
19,000	AvalonBay Communities, Inc.	959,310

Financial Services – 5.9%
182,400	Countrywide Credit Industries, Inc.	7,569,600
30,800	Federal Home Loan Mortgage Corp.	1,936,704
184,200	Federal National Mortgage Association	14,037,882
810,800	General Electric Co.	33,226,584

		56,770,770

Food & Beverage – 3.6%
186,602	Archer-Daniels-Midland Co.	2,506,062
281,660	PepsiCo, Inc.	13,238,020
56,300	Supervalu, Inc.	1,181,174
177,100	SYSCO Corp.	4,962,342
86,900	The Coca-Cola Co.	4,229,423
71,800	The Pepsi Bottling Group, Inc.	3,169,970
98,300	Unilever NV	6,005,147

		35,292,138

Forest – 0.4%
68,900	Georgia-Pacific Group	2,517,606
24,800	International Paper Co.	994,976

		3,512,582

Gold – 0.2%
112,200	Barrick Gold Corp.	1,797,444

Grocery – 0.3%
98,500	The Kroger Co.*	2,622,070

Heavy Electrical – 0.5%
98,400	Emerson Electric Co.	5,274,240

Home Products – 2.5%
99,400	Avon Products, Inc.	4,585,322
186,300	Colgate-Palmolive Co.	10,088,145
71,100	Fortune Brands, Inc.	2,719,575
27,900	Ralston Purina Group	911,772
33,900	The Estee Lauder Companies, Inc.	1,317,015
58,300	The Procter & Gamble Co.	4,322,945

		23,944,774

Industrial Parts – 2.3%
35,100	ITT Industries, Inc.	1,584,765
7,046	Kadant, Inc.*	97,587
262,707	Tyco International Ltd.	13,647,629
96,900	United Technologies Corp.	6,627,960

		21,957,941

Information Services – 2.0%
28,700	Affiliated Computer Services, Inc. Series A*	2,346,799
91,300	Electronic Data Systems Corp.	5,384,874
81,100	First Data Corp.	5,340,435
42,200	Omnicom Group, Inc.	3,282,738
26,000	Paychex, Inc.	963,820
38,500	SEI Investments Co.	1,580,040

		18,898,706

Internet – 2.3%
451,750	AOL Time Warner, Inc.*	16,872,863
23,900	BroadVision, Inc.*	30,831
88,300	QUALCOMM, Inc.*	5,196,455

		22,100,149

Leisure – 0.4%
80,800	Cendant Corp.*	1,540,856
26,600	Harley-Davidson, Inc.	1,292,494
17,900	International Game Technology*	958,008

		3,791,358

Life Insurance – 0.7%
60,600	CIGNA Corp.	5,454,000
42,400	MetLife, Inc.	1,299,942

		6,753,942

Media – 1.6%
95,700	Automatic Data Processing, Inc.	4,953,432
35,400	Cox Communications, Inc.*	1,407,504
113,400	Fox Entertainment Group, Inc.*	2,780,568
202,300	General Motors Corp. Class H*	3,772,895
171,300	Liberty Media Corp. Series A*	2,603,760

		15,518,159

Medical Products – 2.9%
165,100	Abbott Laboratories	8,205,470
29,300	Baxter International, Inc.	1,511,880
340,300	Johnson & Johnson	17,937,213

		27,654,563

Medical Providers – 1.1%
137,700	Beverly Enterprises, Inc.*	1,377,000
135,300	UnitedHealth Group, Inc.	9,208,518

		10,585,518

The accompanying notes are an integral part of these financial statements.      19

 GOLDMAN SACHS CORE U.S. EQUITY FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value
Common Stocks – (continued)

Motor Vehicle – 1.8%
174,200	General Motors Corp.	$9,537,450
109,300	Johnson Controls, Inc.	8,006,225

		17,543,675

Oil Refining – 1.5%
31,800	Chevron Corp.	2,885,850
36,100	Conoco, Inc. Class B	1,069,282
105,000	Sunoco, Inc.	3,972,150
53,500	Texaco, Inc.	3,726,275
44,200	Tosco Corp.	2,050,880
34,800	USX-Marathon Group	1,096,548

		14,800,985

Oil Services – 0.1%
63,500	BJ Services Co.*	1,424,305

Property Insurance – 2.9%
66,512	Allstate Corp.	2,256,752
155,589	American International Group, Inc.	12,167,060
153,700	Loews Corp.	7,503,634
35,300	The Hartford Financial Services Group, Inc.	2,287,440
27,900	The Progressive Corp.	3,606,633

		27,821,519

Publishing – 0.2%
55,800	R.R. Donnelley & Sons Co.	1,663,956

Railroads – 0.2%
62,700	CSX Corp.	2,215,818

Restaurants – 0.1%
55,500	Brinker International, Inc.*	1,476,300

Security/Asset Management – 2.2%
143,500	John Hancock Financial Services, Inc.	5,732,825
129,200	Lehman Brothers Holdings, Inc.	8,481,980
48,500	Morgan Stanley Dean Witter & Co.	2,587,475
51,400	The Bear Stearns Cos., Inc.	2,682,566
124,250	The Charles Schwab Corp.	1,548,155

		21,033,001

Semiconductors – 3.7%
65,200	Applied Materials, Inc.*	2,809,468
117,800	Arrow Electronics, Inc.*	3,155,862
167,000	Avnet, Inc.	4,021,360
435,300	Intel Corp.	12,170,988
27,100	International Rectifier Corp.*	1,002,158
94,200	KLA-Tencor Corp.*	4,628,988
66,600	Linear Technology Corp.	2,735,928
81,200	Micron Technology, Inc.*	3,053,932
24,400	NVIDIA Corp.*	2,066,924
29,800	TranSwitch Corp.*	244,360

		35,889,968

Specialty Retail – 2.6%
59,600	BJ’s Wholesale Club, Inc.*	2,920,400
70,300	CVS Corp.	2,538,533
215,800	Lowes Co., Inc.	8,027,760
225,000	The Home Depot, Inc.	10,338,750
66,000	Toys “R” Us, Inc.*	1,579,380

		25,404,823

Telecommunications – Cellular – 1.8%
47,500	Qwest Communications International, Inc.	1,021,250
399,822	SBC Communications, Inc.	16,356,718

		17,377,968

Telephone – 3.5%
326,975	AT&T Corp.	6,225,604
43,900	BCE, Inc.	1,089,598
166,800	BellSouth Corp.	6,221,640
386,118	Verizon Communications, Inc.	19,305,900
53,400	WorldCom, Inc.-WorldCom Group*	686,724

		33,529,466

Thrifts – 1.5%
80,100	Golden West Financial Corp.	4,635,387
263,750	Washington Mutual, Inc.	9,874,800

		14,510,187

Tobacco – 1.6%
209,000	Philip Morris Companies, Inc.	9,906,600
89,900	R.J. Reynolds Tobacco Holdings, Inc.	5,191,725

		15,098,325

Truck Freight – 0.5%
83,100	United Parcel Service, Inc. Class B	4,589,613

Wireless – 1.1%
41,900	ALLTEL Corp.	2,430,200
105,242	AT&T Wireless Services, Inc.*	1,631,251
44,100	Telephone & Data Systems, Inc.	4,553,325
30,900	United States Cellular Corp.*	1,599,075

		10,213,851

TOTAL COMMON STOCKS
(Cost $922,642,470)		$962,544,984

TOTAL INVESTMENTS
(Cost $922,642,470)		$962,544,984

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

20     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on May 1, 1997 (commencement of operations) in Class A Shares (maximum sales charge of 5.5%) of the Goldman Sachs CORE Large Cap Growth Fund. For comparative purposes, the performance of the Fund’s benchmark, (Russell 1000 Growth Index with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and loads.

CORE Large Cap Growth Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested May 1, 1997 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced May 1, 1997)
Excluding sales charges	5.70%	-45.97%
Including sales charges	4.33%	-48.95%

Class B (commenced May 1, 1997)
Excluding contingent deferred sales charges	4.95%	-46.37%
Including contingent deferred sales charges	4.52%	-49.05%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	1.13%	-46.35%
Including contingent deferred sales charges	1.13%	-46.88%

Institutional Class (commenced May 1, 1997)	6.07%	-45.73%

Service Class (commenced May 1, 1997)	5.55%	-46.05%

21

 GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Statement of Investments
August 31, 2001

Shares	Description	Value

Common Stocks – 99.8%

Apparel – 0.2%
7,650	Columbia Sportswear Co.*	$249,849
24,200	NIKE, Inc. Class B	1,210,000

		1,459,849

Banks – 1.5%
115,200	Bank of America Corp.	7,084,800
14,300	Investors Financial Services Corp.	915,915
23,300	Marshall & Ilsley Corp.	1,295,946
26,100	North Fork Bancorporation, Inc.	777,780

		10,074,441

Chemicals – 0.1%
20,000	The Lubrizol Corp.	719,600

Clothing – 1.0%
245,200	Intimate Brands, Inc.	3,373,952
13,400	Payless ShoeSource, Inc.*	780,818
22,600	The Neiman Marcus Group, Inc.*	718,906
60,100	The Talbots, Inc.	2,230,912

		7,104,588

Computer Hardware – 4.5%
50,200	3Com Corp.	206,322
620,300	Cisco Systems, Inc.*	10,129,499
110,600	Dell Computer Corp.*	2,364,628
585,300	EMC Corp.	9,048,738
29,300	Emulex Corp.*	466,163
5,500	Extreme Networks, Inc.*	87,835
102,408	Palm, Inc.*	366,621
589,200	Sun Microsystems, Inc.*	6,746,340
39,200	Tech Data Corp.*	1,603,280

		31,019,426

Computer Software – 11.1%
228,800	Adobe Systems, Inc.	7,689,968
17,700	Advent Software, Inc.*	940,047
66,800	BEA Systems, Inc.*	1,080,156
12,900	Electronic Arts, Inc.*	744,459
30,000	i2 Technologies, Inc.*	199,800
208,600	International Business Machines, Inc.	20,860,000
30,600	Mentor Graphics Corp.*	504,900
505,700	Microsoft Corp.*	28,850,185
19,200	NCR Corp.*	726,720
706,600	Oracle Corp.*	8,627,586
136,700	PeopleSoft, Inc.*	4,713,416
3,000	Sabre Holdings Corp.*	126,540
17,200	Sapient Corp.*	93,052
62,000	Siebel Systems, Inc.*	1,339,200
48,700	The Titan Corp.*	903,385

		77,399,414

Construction – 0.5%
62,300	Jacobs Engineering Group, Inc.*	3,652,026

Defense/Aerospace – 0.3%
23,500	The Boeing Co.	1,203,200
10,400	United Technologies Corp.	711,360

		1,914,560

Department Stores – 1.9%
48,400	Target Corp.	1,677,060
239,200	Wal-Mart Stores, Inc.	11,493,560

		13,170,620

Drugs – 19.0%
84,400	Allergan, Inc.	6,097,900
253,400	American Home Products Corp.	14,190,400
190,900	Amgen, Inc.*	12,274,870
14,700	Andrx Group*	1,033,263
136,800	Applera Corp. – Applied Biosystems Group	3,421,368
65,400	Bristol-Myers Squibb Co.	3,671,556
155,200	Cardinal Health, Inc.	11,320,288
194,600	Eli Lilly & Co.	15,106,798
41,900	Genzyme Corp.*	2,373,216
183,700	McKesson Corp.	7,210,225
221,100	Merck & Co., Inc.	14,393,610
952,175	Pfizer, Inc.	36,477,824
16,400	Pharmacia Corp.	649,440
94,700	Schering-Plough Corp.	3,610,911

		131,831,669

Electrical Equipment – 3.6%
17,700	Amphenol Corp.*	715,611
55,100	AVX Corp.	1,165,365
80,300	Jabil Circuit, Inc.*	1,831,884
135,300	KEMET Corp.*	2,462,460
83,100	L-3 Communications Holdings, Inc.*	5,576,010
25,500	Level 3 Communications, Inc.*	97,410
69,500	Metromedia Fiber Network, Inc.*	52,125
53,200	Molex, Inc.	1,679,524
34,400	Motorola, Inc.	598,560
13,500	Plantronics, Inc.*	268,650
136,900	Sanmina Corp.*	2,465,569
33,100	Scientific-Atlanta, Inc.	679,874
200,700	Solectron Corp.*	2,729,520
8,000	SPX Corp.*	930,000
152,250	Vishay Intertechnology, Inc.*	3,551,992

		24,804,554

Electrical Utilities – 1.6%
192,800	Dynegy, Inc.	8,130,376
45,400	Enron Corp.	1,588,546
30,500	Entergy Corp.	1,174,860

		10,893,782

22     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Shares	Description	Value

Common Stocks – (continued)

Energy Resources – 1.9%
172,800	Exxon Mobil Corp.	$6,937,920
77,600	Kerr-McGee Corp.	4,532,616
58,500	Occidental Petroleum Corp.	1,609,920

		13,080,456

Entertainment – 1.4%
222,521	Viacom, Inc. Class B*	9,434,890

Environmental Services – 0.1%
34,900	Republic Services, Inc.*	692,765

Equity REIT – 0.1%
21,800	Equity Office Properties Trust	699,562

Financial Services – 9.4%
71,500	AmeriCredit Corp.*	3,289,786
1,800	Concord EFS, Inc.*	94,446
166,100	Countrywide Credit Industries, Inc.	6,893,150
70,400	Federal National Mortgage Association	5,365,184
1,220,100	General Electric Co.	49,999,698

		65,642,264

Food & Beverage – 2.9%
49,100	Hormel Foods Corp.	1,250,577
140,760	PepsiCo, Inc.	6,615,720
135,100	SYSCO Corp.	3,785,502
85,800	The Coca-Cola Co.	4,175,886
75,900	The Pepsi Bottling Group, Inc.	3,350,985
14,400	Unilever NV	879,696

		20,058,366

Home Products – 2.6%
149,000	Avon Products, Inc.	6,873,370
31,900	Colgate-Palmolive Co.	1,727,385
41,000	The Estee Lauder Cos., Inc.	1,592,850
101,900	The Procter & Gamble Co.	7,555,885

		17,749,490

Industrial Parts – 1.1%
17,000	ITT Industries, Inc.	767,550
133,800	Tyco International Ltd.	6,950,910

		7,718,460

Information Services – 4.1%
66,000	Affiliated Computer Services, Inc.*	5,396,820
56,700	Automatic Data Processing, Inc.	2,934,792
14,700	DST Systems, Inc.*	703,395
174,600	Electronic Data Systems Corp.	10,297,908
8,869	MarchFirst, Inc.*	20
23,100	Moody’s Corp.	794,409
84,800	Omnicom Group, Inc.	6,596,592
54,600	Paychex, Inc.	2,024,022
15,000	WebMD Corp.*	73,500

		28,821,458

Internet – 5.0%
1,900	Ameritrade Holding Corp.*	11,324
624,050	AOL Time Warner, Inc.*	23,308,267
32,900	Ariba, Inc.*	75,012
39,000	BroadVision, Inc.*	50,310
12,300	CheckFree Corp.*	269,493
18,900	E*TRADE Group, Inc.*	120,960
600	EarthLink, Inc.*	8,106
45,400	eBay, Inc.*	2,552,842
83,100	Exodus Communications, Inc.*	73,128
12,700	HomeStore.com, Inc.*	210,439
105,800	QUALCOMM, Inc.*	6,226,330
52,512	VeriSign, Inc.*	2,155,618

		35,061,829

Internet Software – 0.1%
7,900	Symantec Corp.*	339,621

Life Insurance – 0.1%
30,800	MetLife, Inc.	939,400

Media – 0.8%
16,500	EchoStar Communications Corp. Series A*	464,640
30,400	Fox Entertainment Group, Inc.*	745,408
158,300	General Motors Corp. Class H*	2,952,295
100,800	Liberty Media Corp. Series A*	1,532,160

		5,694,503

Medical Products – 4.1%
263,800	Abbott Laboratories	13,110,860
62,800	Biomet, Inc.	1,737,048
189,100	Johnson & Johnson	9,967,461
15,000	Medtronic, Inc.	683,250
29,600	Stryker Corp.	1,622,968
19,000	Varian Medical Systems, Inc.*	1,254,000
5,480	Zimmer Holdings, Inc.*	149,056

		28,524,643

Medical Providers – 0.6%
52,700	Caremark Rx, Inc.*	920,669
19,800	Express Scripts, Inc.*	1,059,300
32,000	UnitedHealth Group, Inc.	2,177,920

		4,157,889

Oil Services – 0.1%
22,100	BJ Services Co.*	495,703

Pharmaceuticals & Biotechnology – 0.7%
140,500	IVAX Corp.*	4,729,230

Property Insurance – 1.9%
127,700	American International Group, Inc.	9,986,140
25,900	Old Republic International Corp.	695,415
18,700	The Progressive Corp.	2,417,349

		13,098,904

Railroads – 0.1%
27,800	CSX Corp.	982,452

The accompanying notes are an integral part of these financial statements.      23

 GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value

Common Stocks – (continued)

Restaurants – 0.1%
33,650	Brinker International, Inc.*	$895,090

Security/Asset Management – 1.4%
19,800	John Hancock Financial Services, Inc.	791,010
103,300	Lehman Brothers Holdings, Inc.	6,781,645
185,300	The Charles Schwab Corp.	2,308,838

		9,881,493

Semiconductors – 6.7%
153,100	Advanced Micro Devices, Inc.*	2,074,505
70,800	Applied Materials, Inc.*	3,050,772
91,700	Avnet, Inc.	2,208,136
702,700	Intel Corp.	19,647,492
160,500	KLA-Tencor Corp.*	7,886,970
60,600	Linear Technology Corp.	2,489,448
45,600	NVIDIA Corp.*	3,862,776
166,600	Texas Instruments, Inc.	5,514,460

		46,734,559

Specialty Retail – 4.7%
62,500	BJ’s Wholesale Club, Inc.*	3,062,500
135,500	CVS Corp.	4,892,905
171,000	Krispy Kreme Doughnuts, Inc.*	5,275,350
338,950	The Home Depot, Inc.	15,574,753
56,700	Tiffany & Co.	1,766,205
55,200	Walgreen Co.	1,896,120

		32,467,833

Telephone – 1.0%
272,700	BCE, Inc.	6,768,414
4,044	WorldCom, Inc.-MCI Group*	52,127
1,111	WorldCom, Inc.-WorldCom Group	14,288
32,700	XO Communications, Inc.*	37,278

		6,872,107

Thrifts – 0.9%
175,100	Washington Mutual, Inc.	6,555,744

Tobacco – 1.8%
269,700	Philip Morris Companies, Inc.	12,783,780

Truck Freight – 0.2%
21,600	United Parcel Service, Inc. Class B	1,192,968

Wireless – 0.6%
95,800	AT&T Wireless Services, Inc.*	1,484,900
26,700	Telephone & Data Systems, Inc.	2,756,775

		4,241,675

TOTAL COMMON STOCKS
(Cost $772,197,581)		$693,591,663

TOTAL INVESTMENTS
(Cost $772,197,581)		$693,591,663

*	Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

24     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Institutional Shares at (NAV) of the Goldman Sachs CORE Small Cap Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, (Russell 2000 Growth Index with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

CORE Small Cap Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	4.28%	-8.64%
Including sales charges	2.83%	-13.66%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	3.51%	-9.35%
Including contingent deferred sales charges	3.01%	-13.88%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	3.58%	-9.32%
Including contingent deferred sales charges	3.58%	-10.23%

Institutional Class (commenced August 15, 1997)	4.69%	-8.28%

Service Class (commenced August 15, 1997)	4.19%	-8.75%

25

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments
August 31, 2001

Shares	Description	Value

Common Stocks – 100.0%

Airlines – 0.9%
14,500	AAR Corp.	$247,370
27,600	AirTran Holdings, Inc.*	180,228
38,200	Frontier Airlines, Inc.*	476,736
18,100	Mesa Air Group, Inc.*	266,432

		1,170,766

Alcohol – 0.2%
8,000	The Robert Mondavi Corp.*	338,000

Apparel – 0.6%
6,000	Columbia Sportswear Co.*	195,960
18,700	Phillips-Van Heusen Corp.	276,199
7,700	Quiksilver, Inc.*	177,254
8,900	Skechers U.S.A., Inc.*	186,455

		835,868

Banks – 6.2%
28,300	Brookline Bancorp, Inc.	427,330
12,900	Commerce Bancorp, Inc.	871,395
33,900	Commercial Federal Corp.	854,280
12,400	Cullen/Frost Bankers, Inc.	443,300
9,300	First Charter Corp.	160,239
1,800	First Citizens BancShares, Inc.	183,978
12,715	Fulton Financial Corp.	274,771
11,100	GBC Bancorp	348,096
16,000	Greater Bay Bancorp	424,640
43,400	Independence Community Bank Corp.	943,082
14,000	Investors Financial Services Corp.	896,700
5,100	Net.B@nk, Inc.*	41,820
11,000	Provident Financial Group, Inc.	339,350
12,400	Southwest Bancorp of Texas, Inc.*	397,296
22,800	The South Financial Group, Inc.	390,792
27,195	Trustco Bank Corp.	372,572
17,200	United Bankshares, Inc.	479,880
23,400	United Community Financial Corp.	173,628
10,500	Westamerica Bancorporation	410,340
6,000	Wintrust Financial Corp.	189,000

		8,622,489

Chemicals – 2.9%
25,500	Albemarle Corp.	539,070
24,300	Arch Chemicals, Inc.	503,010
20,500	Ashland, Inc.	869,200
13,300	Brady Corp.	486,780
4,900	Cytec Industries, Inc.*	161,798
11,500	Ivex Packaging Corp.*	209,875
9,200	Millennium Chemicals, Inc.	123,648
9,000	Spartech Corp.	205,200
6,700	The Lubrizol Corp.	241,066
14,700	The Scotts Co.*	589,911

		3,929,558

Clothing – 0.4%
20,400	The Cato Corp.	357,408
4,200	The Neiman Marcus Group, Inc.*	133,602

		491,010

Computer Hardware – 2.1%
12,800	Advanced Digital Information Corp.*	157,952
16,200	Black Box Corp.*	758,322
14,600	Daisytek International Corp.	202,356
7,800	Digital Lightwave, Inc.*	115,050
8,600	Electronics for Imaging, Inc.*	175,956
6,500	Identix, Inc.*	28,600
23,200	Imation Corp.*	578,840
22,820	Maxtor Corp.*	137,605
6,400	Mercury Computer Systems, Inc.*	174,080
7,100	MIPS Technologies, Inc.*	65,249
8,100	RadiSys Corp.*	134,622
9,800	SBS Technologies, Inc.*	126,910
8,700	Secure Computing Corp.*	130,065
13,500	Sorrento Networks Corp.*	57,780

		2,843,387

Computer Software – 3.5%
4,300	Activision, Inc.*	159,315
20,400	Actuate Corp.*	140,760
2,600	Advent Software, Inc.*	138,086
12,366	AremisSoft Corp.*	10,882
5,500	Aspen Technology, Inc.*	90,585
50,800	Avant! Corp.*	299,720
14,900	Avid Technology, Inc.*	149,745
18,700	CACI International, Inc.*	742,203
8,000	Carreker Corp.*	66,800
6,100	Catapult Communications Corp.*	110,715
6,900	Cerner Corp.*	334,581
5,600	Eclipsys Corp.*	144,200
27,000	Entrust, Inc.*	117,450
12,700	HNC Software, Inc.	268,097
8,800	Hyperion Solutions Corp.*	136,840
13,500	Informatica Corp.*	103,410
10,800	Intergraph Corp.*	111,456
11,900	J.D. Edwards & Co.*	103,530
11,600	Manhattan Associates, Inc.*	262,740
7,200	MapInfo Corp.*	69,840
14,600	MicroStrategy, Inc.*	36,062
11,300	Midway Games, Inc.*	165,545
7,700	Quest Software, Inc.*	160,160
11,550	Radiant Systems, Inc.*	110,418
8,900	Renaissance Learning, Inc.*	305,626
7,000	SeaChange International, Inc.*	158,410
8,400	SERENA Software, Inc.*	98,280
10,600	The Titan Corp.*	196,630
10,500	TIBCO Software, Inc.*	89,985

		4,882,071

Construction – 2.0%
13,200	Champion Enterprises, Inc.*	138,600
12,700	Corrections Corp. of America*	184,785
7,600	EMCOR Group, Inc.*	296,324
14,150	Granite Construction, Inc.	343,138
8,600	NCI Building Systems, Inc.*	132,440
3,300	NVR, Inc.*	531,300
17,400	ResortQuest International, Inc.*	135,720
10,600	Standard Pacific Corp.	248,782
5,600	The Ryland Group, Inc.	301,280

26     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Construction – (continued)
18,200	URS Corp.*	$388,570
24,500	Washington Group International, Inc.*	6,125

		2,707,064

Consumer Durables – 1.4%
11,800	Pier 1 Imports, Inc.	143,370
15,200	Springs Industries, Inc.	697,528
21,100	The Toro Co.	961,105
8,700	Universal Electronics, Inc.*	127,542

		1,929,545

Defense/Aerospace – 0.6%
26,800	Kaman Corp.	354,564
8,200	Moog, Inc.*	293,560
6,000	Precision Castparts Corp.	206,040

		854,164

Department Stores – 0.6%
42,200	Dillard’s, Inc.	755,380
24,500	Value City Department Stores, Inc.*	102,410

		857,790

Drugs – 6.8%
5,400	Albany Molecular Research, Inc.*	138,531
7,300	Alexion Pharmaceuticals, Inc.*	137,605
27,900	Allscripts Heathcare Solutions, Inc.*	153,450
25,456	AmerisourceBergen Corp.*	1,640,385
11,200	Amylin Pharmaceuticals, Inc.*	80,864
15,900	Bio-Technology General Corp.*	151,050
5,200	Biosite, Inc.*	137,644
34,300	Cell Genesys, Inc.*	653,415
10,900	Corixa Corp.*	126,985
23,400	Diagnostic Products Corp.	918,450
7,600	Diversa Corp.*	92,340
4,800	Emisphere Technologies, Inc.*	135,600
6,600	Enzo Biochem, Inc.	171,534
8,300	Gene Logic, Inc.*	144,835
22,800	Genome Therapeutics Corp.*	174,420
19,100	Herbalife International, Inc.	210,864
9,100	IDEXX Laboratories, Inc.*	220,129
12,200	ImmunoGen, Inc.*	165,676
9,200	Immunomedics, Inc.*	134,596
31,300	Interneuron Pharmaceuticals, Inc.*	156,500
7,900	Inverness Medical Technology, Inc.*	297,040
5,700	Martek Biosciences Corp.*	111,720
11,200	Maxygen, Inc.*	167,888
4,800	Medicis Pharmaceutical Corp.*	235,728
15,100	NBTY, Inc.*	260,626
5,400	Neose Technologies, Inc.*	230,310
37,100	Perrigo Co.*	598,794
13,100	Pharmaceutical Resources, Inc.*	458,500
11,600	Pharmacopeia, Inc.*	201,260
15,600	PRAECIS Pharmaceuticals, Inc.*	162,396
5,500	Priority Healthcare Corp. Class B*	138,946
13,000	SciClone Pharmaceuticals, Inc.*	50,700
11,600	Serologicals Corp.*	220,978
4,300	Syncor International Corp.*	157,122
10,200	Tularik, Inc.*	235,620
12,200	Vical, Inc.*	141,520

		9,414,021

Electrical Equipment – 7.7%
5,900	ADTRAN, Inc.*	136,585
16,400	Aeroflex, Inc.*	145,140
24,300	Allen Telecom, Inc.*	296,946
5,700	Anaren Microwave, Inc.*	109,041
28,700	Anixter International, Inc.*	893,431
7,900	BEI Technologies, Inc.	182,727
13,800	Benchmark Electronics, Inc.*	342,240
1,900	Cabot Microelectronics Corp.*	133,095
13,500	Checkpoint Systems, Inc.*	166,725
13,000	Coherent, Inc.*	460,200
8,100	DDi Corp.*	113,481
18,200	DMC Stratex Networks, Inc.*	173,264
9,700	DSP Group, Inc.*	242,500
6,600	Excel Technology, Inc.*	127,380
11,200	FEI Co.*	390,096
15,300	Fisher Scientific International, Inc.*	382,500
15,000	Harvard Bioscience, Inc.*	213,000
6,600	Helix Technology Corp.	151,800
7,000	Keithley Instruments, Inc.	139,370
24,400	Kimball International, Inc. Class B	369,416
9,700	Littelfuse, Inc.*	261,900
18,500	Methode Electronics, Inc.	159,840
5,700	MKS Instruments, Inc.*	127,395
6,400	Molecular Devices Corp.*	145,216
27,800	MRV Communications, Inc.*	113,146
6,700	Nanometrics, Inc.*	189,342
35,900	Netro Corp.*	99,084
10,000	NMS Communications Corp.*	28,200
8,150	Park Electrochemical Corp.	204,157
3,700	PC-Tel, Inc.*	28,934
14,800	Pemstar, Inc.*	191,660
32,500	Pioneer-Standard Electronics, Inc.	390,325
10,100	Planar Systems, Inc.*	267,650
6,500	Plantronics, Inc.*	129,350
8,200	Plexus Corp.	285,524
13,400	Proxim, Inc.*	151,822
4,400	Rogers Corp.*	129,580
3,400	Roper Industries, Inc.	139,400
5,700	Rudolph Technologies, Inc.*	205,200
11,800	Sage, Inc.*	212,164
8,700	Sensormatic Electronics Corp.*	203,754
12,600	SymmetriCom, Inc.*	89,460
15,000	Therma-Wave, Inc.*	247,950
5,600	Tollgrade Communications, Inc.*	121,520
4,700	Trimble Navigation Ltd.*	77,550
7,400	Ultratech Stepper, Inc.*	127,280
20,200	UTStarcom, Inc.*	338,350
15,800	Varian, Inc.*	469,102
8,200	Vicor Corp.*	166,952
7,900	Zygo Corp.*	86,505

		10,557,249

The accompanying notes are an integral part of these financial statements.      27

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – 1.6%
23,000	Avista Corp.	$374,210
21,300	Covanta Energy Corp.*	340,800
13,800	Public Service Co. of New Mexico	391,920
11,400	RGS Energy Group, Inc.	439,470
37,000	The Montana Power Co.	260,850
9,400	UIL Holdings Corp.	463,420

		2,270,670

Energy Resources – 1.0%
29,700	KCS Energy, Inc.*	157,410
20,500	Patterson-UTI Energy, Inc.*	288,025
6,900	Pure Resources, Inc.*	130,065
11,500	Quicksilver Resources, Inc.*	161,000
23,500	Southwestern Energy Co.	293,750
7,200	St. Mary Land & Exploration Co.	138,240
10,900	Tom Brown, Inc.*	259,420

		1,427,910

Entertainment – 0.5%
31,700	Handleman Co.*	490,082
17,600	World Wrestling Federation Entertainment, Inc.	198,880

		688,962

Environmental Services – 0.3%
19,700	Casella Waste Systems, Inc.*	229,308
6,600	Waste Connections, Inc.*	213,048

		442,356

Equity REIT – 6.5%
9,600	Alexandria Real Estate Equities, Inc.	383,904
12,800	Arden Reality, Inc.	340,480
5,600	AvalonBay Communities, Inc.	282,744
26,600	Bedford Property Investors, Inc.	559,930
24,300	Brandywine Realty Trust	545,535
19,700	EastGroup Properties, Inc.	435,370
11,600	FelCor Lodging Trust, Inc.	243,948
31,200	Glenborough Reality Trust, Inc.	647,400
14,200	JDN Realty Corp.	164,010
17,600	Lexington Corporate Properties Trust	248,160
21,700	MeriStar Hospitality Corp.	447,020
20,500	Mid-America Apartment Communities, Inc.	528,900
9,200	Parkway Properties, Inc.	294,584
19,200	Prentiss Properties Trust	543,936
19,300	Realty Income Corp.	553,910
21,100	Shurgard Storage Centers, Inc.	638,486
19,500	SL Green Realty Corp.	571,350
13,200	Storage USA, Inc.	497,640
21,200	Summit Properties, Inc.	555,652
14,000	Sun Communities, Inc.	491,400

		8,974,359

Financial Services – 1.0%
29,300	Advanta Corp.	399,066
9,900	Capstead Mortage Corp.	238,689
25,000	Credit Acceptance Corp.*	236,250
4,200	Doral Financial Corp.	139,784
8,600	Federal Agricultural Mortgage Corp.*	296,786
6,900	NextCard, Inc.*	61,617

		1,372,192

Food & Beverage – 2.2%
25,100	Corn Products International, Inc.	828,300
13,400	Dole Food Co., Inc.	321,466
26,200	Fleming Companies, Inc.	775,520
29,600	Pilgrim’s Pride Corp.	430,680
14,900	Smithfield Foods, Inc.*	659,325

		3,015,291

Forest – 1.1%
33,400	Louisiana-Pacific Corp.	354,708
10,000	Potlatch Corp.	330,000
27,200	United Stationers, Inc.*	857,072

		1,541,780

Gas Utilities – 1.6%
16,400	California Water Services Group	426,400
37,000	Oneok, Inc.	599,400
10,600	SEMCO Energy, Inc.	152,640
22,100	UGI Corp.	618,800
15,700	WGL Holdings, Inc.	424,057

		2,221,297

Heavy Electrical – 1.5%
24,850	A.O. Smith Corp.	418,722
18,900	Belden, Inc.	433,755
6,300	C&D Technologies, Inc.	138,285
16,150	Cable Design Technologies Corp.*	222,063
27,900	General Cable Corp.	422,406
5,500	Woodward Governor Co.	395,725

		2,030,956

Heavy Machinery – 1.0%
15,500	AGCO Corp.	182,125
26,900	JLG Industries, Inc.	317,958
8,400	NACCO Industries, Inc.	540,204
13,300	Terex Corp.*	294,728

		1,335,015

Home Products – 1.1%
10,600	Alberto-Culver Co. Class B	456,542
25,500	Church & Dwight Co., Inc.	694,620
17,800	Playtex Products, Inc.*	183,696
6,200	Tupperware Corp.	146,506

		1,481,364

Hotels – 0.9%
17,900	Argosy Gaming Co.*	532,167
34,500	Aztar Corp.*	556,830
31,600	Boyd Gaming Corp.*	189,600

		1,278,597

Industrial Parts – 3.1%
18,600	Clarcor, Inc.	497,736
7,300	DRS Technologies, Inc.*	185,055

28     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Industrial Parts – (continued)
17,200	Flowserve Corp.*	$429,140
22,000	Hughes Supply, Inc.	601,700
15,000	Kennametal, Inc.	585,000
18,600	Lennox International, Inc.	186,744
6,900	Mettler-Toledo International, Inc.*	315,813
7,400	SPS Technologies, Inc.*	354,460
14,600	The Timken Co.	219,000
6,000	Thomas Industries, Inc.	156,900
16,200	Watsco, Inc.	229,068
25,700	Watts Industries, Inc.	380,360
4,700	York International Corp.	178,600

		4,319,576

Industrial Services – 1.5%
17,000	Aaron Rents, Inc. Class B	299,370
8,900	Administaff, Inc.*	300,820
5,200	Chemed Corp.	154,960
15,100	Copart, Inc.*	371,913
12,000	Dollar Thrifty Automotive Group, Inc.*	210,000
5,600	Learning Tree International, Inc.*	133,728
17,800	Rent-Way, Inc.*	133,500
8,800	Rollins, Inc.	178,464
18,800	The Wackenhut Corp.*	321,480

		2,104,235

Information Services – 4.8%
12,500	ADVO, Inc.*	455,000
2,900	BARRA, Inc.*	141,230
16,500	Braun Consulting, Inc.*	119,625
5,900	Cognizant Technology Solutions Corp.*	249,511
8,200	DiamondCluster International, Inc.*	88,560
7,900	Digital Insight Corp.*	134,853
10,900	F.Y.I., Inc.*	419,650
5,900	FactSet Research Systems, Inc.	149,565
9,900	Fair Isaac & Co., Inc.	603,900
6,300	Forrester Research, Inc.*	124,488
9,000	FTI Consulting, Inc.*	225,450
10,180	Global Payments, Inc.	361,899
17,400	HotJobs.com, Ltd.*	166,692
15,900	infoUSA, Inc.*	93,810
22,600	Interactive Data Corp.*	268,940
4,300	Keynote Systems, Inc.*	35,475
13,400	Lexicon Genetics, Inc.*	122,610
8,300	McAfee.com Corp.*	120,350
3,700	Multex.com, Inc.*	11,729
10,300	National Data Corp.	397,683
8,100	PEC Solutions, Inc.*	145,800
18,200	Pegasus Systems, Inc.*	236,600
8,000	Pharmaceutical Product Development, Inc.*	241,280
13,600	Quintiles Transnational Corp.*	238,136
19,400	R.H. Donnelley Corp.*	582,000
6,400	Sylvan Learning Systems, Inc.*	162,176
9,100	Tetra Tech, Inc.*	218,218
3,800	The Corporate Executive Board Co.*	134,615
15,100	The TriZetto Group, Inc.*	171,083
8,100	Travelocity.com, Inc.*	193,752

		6,614,680

Internet – 2.1%
26,600	Akamai Technologies, Inc.*	111,986
11,200	AsiaInfo Holdings, Inc.*	159,600
2,700	Choice One Communications, Inc.	12,312
5,300	Clarent Corp.*	28,461
63,000	Commerce One, Inc.*	205,380
22,700	E.piphany, Inc.*	146,188
2,300	eSPEED, Inc.*	20,769
4,100	F5 Networks, Inc.*	64,862
12,900	FreeMarkets, Inc.*	183,954
9,800	GoTo.com, Inc.*	193,550
17,800	IDT Corp.	216,270
20,100	Inktomi Corp.*	79,596
1,300	Interactive Intelligence, Inc.*	8,060
1,700	MatrixOne, Inc.*	18,207
3,600	Net2Phone, Inc.*	14,796
5,750	Netegrity, Inc.*	101,775
12,500	Nuance Communications, Inc.*	130,500
4,800	Packeteer, Inc.*	30,144
59,900	Priceline.com, Inc.*	330,648
5,300	Prodigy Communications Corp.*	29,998
11,600	Saba Software, Inc.*	95,700
38,300	Safeguard Scientifics, Inc.*	122,177
15,000	SonicWall, Inc.*	280,650
6,100	Stellent, Inc.*	132,980
9,800	Verity, Inc.*	103,880
6,500	WebEx Communications, Inc.*	112,255

		2,934,698

Leisure – 2.1%
20,400	Alliance Gaming Corp.*	402,084
7,900	Direct Focus, Inc.*	221,200
10,000	Dover Downs Entertainment, Inc.	141,200
6,800	JAKKS Pacific, Inc.*	119,340
20,300	Polaris Industries, Inc.	1,022,105
8,000	Russ Berrie & Company, Inc.	227,200
14,750	SCP Pool Corp.*	559,320
7,100	WMS Industries, Inc.*	151,088

		2,843,537

Life Insurance – 0.8%
10,500	AmerUs Group Co.	325,290
6,278	Delphi Financial Group, Inc.	225,506
9,281	FBL Financial Group, Inc.	175,411
13,200	Liberty Financial Companies, Inc.	431,640

		1,157,847

Media – 1.3%
9,400	Gaylord Entertainment Co.	264,422
16,900	Insight Communications, Inc.*	385,151
4,300	Media General, Inc.	213,710
16,000	Playboy Enterprises, Inc. Class B*	218,400
26,500	Sinclair Broadcast Group, Inc.*	262,350
20,800	Sirius Satellite Radio, Inc.*	138,320
18,200	UnitedGlobalCom, Inc.*	84,994

The accompanying notes are an integral part of these financial statements.      29

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value

Common Stocks – (continued)

Media – (continued)
17,900	XM Satellite Radio Holdings, Inc.*	$179,895
9,100	Zomax, Inc.*	58,700

		1,805,942

Medical Products – 3.7%
5,200	Bio-Rad Laboratories, Inc.*	289,900
13,300	Edwards Lifesciences Corp.*	349,657
20,500	Henry Schein, Inc.*	744,560
13,200	Intuitive Surgical, Inc.*	120,252
9,000	Invacare Corp.	359,550
18,900	Magellan Health Services, Inc.*	250,425
7,500	Novoste Corp.*	136,875
7,500	Ocular Sciences, Inc.*	159,375
41,500	Owens & Minor, Inc.	842,450
19,700	PolyMedica Corp.*	249,205
4,600	ResMed, Inc.*	252,770
10,900	Respironics, Inc.*	365,259
13,500	SangStat Medical Corp.*	207,225
12,200	The Cooper Companies, Inc.	622,322
10,400	VISX, Inc.*	181,792

		5,131,617

Medical Providers – 1.3%
6,300	Apria Healthcare Group, Inc.*	171,108
10,200	Coventry Health Care, Inc.*	238,170
15,200	DaVita, Inc.*	313,880
20,200	Health Net, Inc.*	381,174
32,900	Humana, Inc.*	394,800
5,200	Rightchoice Managed Care, Inc.*	240,188

		1,739,320

Mining – 2.6%
6,600	Ball Corp.	347,490
14,600	Commercial Metals Co.	458,440
13,400	CONSOL Energy, Inc.	348,400
5,300	Harsco Corp.	187,620
6,600	Lone Star Technologies, Inc.	139,854
14,700	Massey Energy Co.	288,855
15,300	Mueller Industries, Inc.*	531,675
27,200	Quanex Corp.	717,808
12,400	Reliance Steel & Aluminum Corp.	334,800
21,400	Titanium Metals Corp.*	222,346

		3,577,288

Motor Vehicle – 1.0%
24,700	Circuit City Stores, Inc. — CarMax Group*	367,536
9,100	Oshkosh Truck Corp.	338,975
25,600	Tower Automotive, Inc.*	328,192
13,700	Winnebago Industries, Inc.	395,930

		1,430,633

Oil Refining – 1.6%
3,600	Black Hills Corp.	114,300
6,800	Holly Corp.	143,820
19,400	NorthWestern Corp.	429,710
5,400	Plains Resources, Inc.*	146,610
12,800	Sunoco, Inc.	484,224
40,700	Tesoro Petroleum Corp.*	532,356
13,500	Western Gas Resources, Inc.	415,125

		2,266,145

Oil Services – 0.8%
8,400	Oceaneering International, Inc.*	163,800
79,800	Parker Drilling Co.*	335,958
14,600	Seitel, Inc.*	160,600
17,600	TETRA Technologies, Inc.*	401,456

		1,061,814

Pharmaceuticals & Biotechnology – 0.3%
5,300	Alkermes, Inc.*	136,555
9,600	SICOR, Inc.*	230,179

		366,734

Property Insurance – 1.6%
7,600	Argonaut Group, Inc.	133,684
12,650	Fidelity National Financial, Inc.	306,636
15,300	First American Financial Corp.	279,990
9,900	LandAmerica Financial Group, Inc.	311,652
6,400	PMA Capital Corp.	115,200
9,700	SCPIE Holdings, Inc.	203,991
11,000	Stewart Information Services Corp.	192,500
18,500	The Commerce Group, Inc.	691,900

		2,235,553

Publishing – 1.1%
10,400	Martha Stewart Living Omnimedia, Inc.*	191,984
12,200	Pulitzer, Inc.	603,900
15,700	The Standard Register Co.	295,945
42,500	The Topps Co., Inc.*	488,750

		1,580,579

Railroads – 0.3%
11,300	Wabtec Corp.	156,957
14,800	Wisconsin Central Transportation Corp.*	251,748

		408,705

Restaurants – 1.1%
8,200	AFC Enterprises, Inc.*	187,780
12,500	Applebee’s International, Inc.	403,750
14,300	Landry’s Restaurants, Inc.	247,390
14,200	Lone Star Steakhouse & Saloon, Inc.*	176,790
12,000	RARE Hospitality International, Inc.*	249,720
14,500	Ruby Tuesday, Inc.	263,900

		1,529,330

Security/Asset Management – 2.1%
9,400	Affiliated Managers Group, Inc.*	666,460
15,700	BlackRock, Inc.*	597,385
23,700	Friedman, Billings, Ramsey Group, Inc.*	156,420

30     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Security/Asset Management – (continued)
8,700	Jefferies Group, Inc.	$289,710
17,100	The John Nuveen Co.	1,118,511

		2,828,486

Semiconductors – 2.3%
17,300	Alliance Semiconductor Corp.*	175,595
7,700	Alpha Industries, Inc.*	244,552
9,599	Avnet, Inc.	231,144
8,600	AXT, Inc.	156,950
7,000	Cirrus Logic, Inc.*	98,980
9,100	Cohu, Inc.	180,999
4,900	Elantec Semiconductor, Inc.*	186,200
5,000	Electro Scientific Industries, Inc.*	140,000
10,000	Exar Corp.*	202,500
12,100	IXYS Corp.*	105,270
13,400	JNI Corp.*	73,834
13,000	Microsemi Corp.*	370,500
9,700	Oak Technology, Inc.*	95,739
18,800	Pixelworks, Inc.*	280,496
11,400	Rainbow Technologies, Inc.*	51,870
13,950	Remec, Inc.*	136,570
8,200	Silicon Laboratories, Inc.*	163,918
5,700	SIPEX Corp.*	65,151
14,600	Xicor, Inc.*	155,052

		3,115,320

Specialty Retail – 3.0%
12,800	Bandag, Inc.	379,264
14,200	Blockbuster, Inc.	304,732
8,600	Borders Group, Inc.*	200,036
22,800	Brown Shoe Co.	344,280
12,000	Group 1 Automotive, Inc.*	354,000
10,300	Guitar Center, Inc.*	143,685
17,600	Haverty Furniture Cos., Inc.	246,048
6,700	Insight Enterprises, Inc.*	125,625
14,650	InterTAN, Inc.*	131,118
6,000	Krispy Kreme Doughnuts, Inc.*	185,100
9,400	MCSi, Inc.*	122,576
7,400	Movie Gallery, Inc.*	192,755
5,800	School Specialty, Inc.*	176,604
23,200	Sonic Automotive, Inc.*	408,320
34,900	Spiegel, Inc.	352,490
11,000	The Pep Boys-Manny, Moe & Jack	140,239
7,500	Tweeter Home Entertainment Group, Inc.*	192,150
8,100	ValueVision International, Inc.*	146,772

		4,145,794

Telephone – 1.4%
14,500	Allegiance Telecom, Inc.*	180,235
8,600	Commonwealth Telephone Enterprises, Inc.*	356,900
26,900	Dycom Industries, Inc.*	389,781
11,100	Illuminet Holdings, Inc.*	368,520
5,900	Metro One Telecommunications, Inc.*	187,089
13,200	NTELOS, Inc.*	219,384
34,600	RCN Corp.*	117,986
23,900	Turnstone Systems, Inc.*	86,040

		1,905,935

Thrifts – 1.2%
12,100	FirstFed Financial Corp.*	350,900
16,764	New York Community Bancorp, Inc.	622,447
17,900	Staten Island Bancorp, Inc.	497,620
8,000	UCBH Holdings, Inc.	218,480

		1,689,447

Tobacco – 0.5%
14,600	DIMON, Inc.	108,040
13,600	Universal Corp.	577,048

		685,088

Truck Freight – 1.7%
5,300	Arkansas Best Corp.*	140,821
19,200	Arnold Industries, Inc.	411,648
14,400	Offshore Logistics, Inc.*	272,160
15,100	Overseas Shipholding Group	411,626
10,400	Pittston Brink’s Group	229,424
10,200	Werner Enterprises, Inc.	228,480
26,700	Yellow Corp.*	710,487

		2,404,646

Wireless – 0.5%
20,400	Audiovox Corp.*	178,500
10,200	Boston Communications Group, Inc.*	173,910
4,100	Rural Celluar Corp.*	141,942
22,000	US Unwired, Inc.*	246,620

		740,972

TOTAL COMMON STOCKS
(Cost $137,541,616)		$138,137,652

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement – 0.1%

Joint Repurchase Agreement Account II^
$100,000	3.69%	09/04/2001	$100,000

TOTAL REPURCHASE AGREEMENT
(Cost $100,000)			$100,000

TOTAL INVESTMENTS
(Cost $137,641,616)			$138,237,652

*Non-income producing security.
^Joint repurchase agreement was entered into on August 31, 2001.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

The accompanying notes are an integral part of these financial statements.      31

 GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on December 31, 1998 (commencement of operations) in Institutional Shares at (NAV) of the Goldman Sachs CORE Large Cap Value Fund. For comparative purposes, the performance of the Fund’s benchmark, (Russell 1000 Value Index with dividends reinvested), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

CORE Large Cap Value Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested December 31, 1998 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced December 31, 1998)
Excluding sales charges	2.62%	-3.32%
Including sales charges	0.48%	-8.65%

Class B (commenced December 31, 1998)
Excluding contingent deferred sales charges	1.82%	-4.08%
Including contingent deferred sales charges	0.69%	-8.88%

Class C (commenced December 31, 1998)
Excluding contingent deferred sales charges	1.85%	-4.07%
Including contingent deferred sales charges	1.85%	-5.02%

Institutional Class (commenced December 31, 1998)	2.98%	-3.03%

Service Class (commenced December 31, 1998)	2.51%	-3.43%

32

GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Statement of Investments
August 31, 2001

Shares	Description	Value

Common Stocks – 99.9%

Airlines – 0.1%
9,000	UAL Corp.	$294,120

Alcohol – 0.1%
6,700	Anheuser-Busch Cos., Inc.	288,368

Apparel – 0.4%
13,800	Liz Claiborne, Inc.	723,810
14,100	Sara Lee Corp.	310,200

		1,034,010

Banks – 17.1%
109,300	Bank of America Corp.	6,721,950
39,200	Bank One Corp.	1,359,848
31,900	BB&T Corp.	1,173,282
258,700	Citigroup, Inc.	11,835,525
29,600	Comerica, Inc.	1,768,600
10,900	Compass Bancshares, Inc.	290,485
18,750	Fifth Third Bancorp	1,093,125
46,300	FleetBoston Financial Corp.	1,705,229
9,000	Investors Financial Services Corp.	576,450
55,000	J.P. Morgan Chase & Co.	2,167,000
4,900	M&T Bank Corp.	355,985
29,100	National City Corp.	898,317
19,400	North Fork Bancorporation, Inc.	578,120
17,600	Northern Trust Corp.	997,920
22,100	PNC Financial Services Group	1,471,639
11,100	Regions Financial Corp.	326,340
33,200	SouthTrust Corp.	808,752
16,000	State Street Corp.	776,960
40,600	SunTrust Banks, Inc.	2,772,980
13,200	TCF Financial Corp.	599,280
65,500	The Bank of New York Co., Inc.	2,600,350
24,237	U.S. Bancorp	587,505
15,800	Union Planters Corp.	703,100
40,800	Wells Fargo & Co.	1,877,208
7,600	Zions Bancorp	435,176

		44,481,126

Chemicals – 2.2%
25,400	Ashland, Inc.	1,076,960
16,100	Cabot Corp.	649,957
6,100	E.I. du Pont de Nemours & Co.	249,917
11,200	Ecolab, Inc.	448,896
13,700	Engelhard Corp.	357,981
6,900	Praxair, Inc.	324,783
11,800	Sherwin-Williams Co.	267,270
18,200	Sigma-Aldrich Corp.	830,102
10,600	The Dow Chemical Co.	371,636
12,300	The Goodyear Tire & Rubber Co.	301,350
12,500	The Lubrizol Corp.	449,750
8,300	The Valspar Corp.	308,345

		5,636,947

Clothing – 0.2%
14,400	The Limited, Inc.	203,040
10,900	The Neiman Marcus Group, Inc.*	346,729

		549,769

Computer Hardware – 1.1%
7,700	3Com Corp.	31,647
33,000	Dell Computer Corp.*	705,540
11,900	EMC Corp.	183,974
19,300	Gateway, Inc.*	173,121
41,900	Hewlett-Packard Co.	972,499
35,300	Ingram Micro, Inc.*	529,500
7,300	Tech Data Corp.*	298,570

		2,894,851

Computer Software – 0.7%
15,700	International Business Machines, Inc.	1,570,000
3,700	Intuit, Inc.*	139,786

		1,709,786

Construction – 1.0%
4,600	Jacobs Engineering Group, Inc.*	269,652
29,300	Lennar Corp.	1,305,315
25,800	Pulte Corp.	976,530

		2,551,497

Defense/Aerospace – 1.2%
49,000	Lockheed Martin Corp.	1,953,140
23,100	The Boeing Co.	1,182,720

		3,135,860

Department Stores – 1.2%
41,600	Sears, Roebuck & Co.	1,778,400
39,000	Target Corp.	1,351,350

		3,129,750

Drugs – 3.4%
12,500	Allergan, Inc.	903,125
10,500	American Home Products Corp.	588,000
12,802	AmerisourceBergen Corp.*	824,961
27,450	Cardinal Health, Inc.	2,002,203
12,400	Eli Lilly & Co.	962,612
62,400	McKesson Corp.	2,449,200
14,200	Merck & Co., Inc.	924,420
18,000	Perrigo Co.*	290,520

		8,945,041

Electrical Equipment – 2.8%
6,100	Amphenol Corp.*	246,623
13,200	AVX Corp.	279,180
9,600	Danaher Corp.	533,472
23,200	General Dynamics Corp.	1,831,872
17,100	Level 3 Communications Holdings, Inc.*	1,147,410
77,400	Motorola, Inc.	1,346,760
8,800	PerkinElmer, Inc.	282,304
13,000	Sanmina Corp.*	234,130
35,200	Solectron Corp.*	478,720
4,400	SPX Corp.*	511,500
21,800	Thermo Electron Corp.	472,406

		7,364,377

The accompanying notes are an integral part of these financial statements.      33

 GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value

Common Stocks – (continued)

Electrical Utilities – 4.6%
8,700	Allegheny Energy, Inc.	$383,496
8,200	Dominion Resources, Inc.	516,190
43,500	Dynegy, Inc.	1,834,395
16,200	Energy East Corp.	341,172
6,200	Enron Corp.	216,938
60,600	Entergy Corp.	2,334,312
23,162	Exelon Corp.	1,264,645
18,900	PG&E Corp.	309,960
26,200	PPL Corp.	1,135,770
7,800	Reliant Energy, Inc.	234,468
1,729	Sempra Energy	46,839
22,200	TXU Corp.	1,054,056
69,700	UtiliCorp United, Inc.	2,241,552

		11,913,793

Energy Resources – 7.4%
5,900	Amerada Hess Corp.	458,489
376,060	Exxon Mobil Corp.	15,098,809
10,000	Kerr-McGee Corp.	584,100
79,300	Occidental Petroleum Corp.	2,182,336
16,500	Phillips Petroleum Co.	948,750

		19,272,484

Entertainment – 2.4%
131,500	The Walt Disney Co.	3,344,045
69,300	Viacom, Inc. Class B*	2,938,320

		6,282,365

Environmental Services – 1.1%
96,100	Waste Management, Inc.	2,972,373

Equity REIT – 1.4%
67,400	Equity Office Properties Trust	2,162,866
24,700	Equity Residential Properties Trust	1,455,077

		3,617,943

Financial Services – 3.5%
8,400	American Express Co.	305,928
50,400	Countrywide Credit Industries, Inc.	2,091,600
59,300	Federal National Mortgage Association	4,519,253
30,200	General Electric Co.	1,237,596
8,100	TempleInland, Inc.	472,716
7,300	The BISYS Group, Inc.*	422,670

		9,049,763

Food & Beverage – 2.7%
1,719	IBP, Inc.	42,975
10,200	McCormick & Co., Inc.	461,040
55,300	PepsiCo, Inc.	2,599,100
20,000	Smithfield Foods, Inc.*	885,000
6,500	Supervalu, Inc.	136,370
61,300	SYSCO Corp.	1,717,626
23,700	The Pepsi Bottling Group, Inc.	1,046,355

		6,888,466

Forest – 0.9%
14,200	Boise Cascade Corp.	521,140
28,800	Georgia-Pacific Group	1,052,352
11,800	International Paper Co.	473,416
6,700	Weyerhaeuser Co.	380,225

		2,427,133

Gas Utilities – 0.4%
8,100	NICOR, Inc.	313,956
46,000	Oneok, Inc.	745,200

		1,059,156

Heavy Electrical – 0.5%
23,500	Emerson Electric Co.	1,259,600

Heavy Machinery – 0.2%
12,000	Caterpillar, Inc.	600,000

Home Products – 3.6%
13,600	Alberto-Culver Co. Class B	585,752
35,200	Avon Products, Inc.	1,623,776
12,600	National Service Industries, Inc.	297,360
66,500	Ralston Purina Group	2,173,220
19,900	The Estee Lauder Companies, Inc.	773,115
53,600	The Procter & Gamble Co.	3,974,440

		9,427,663

Hotels – 0.2%
10,300	Marriott International, Inc.	451,655

Industrial Parts – 1.7%
7,700	ITT Industries, Inc.	347,655
1,334	Kadant, Inc.*	18,476
26,681	Tyco International Ltd.	1,386,078
33,300	United Technologies Corp.	2,277,720
10,600	York International Corp.	402,800

		4,432,729

Industrial Services – 0.2%
12,850	Apollo Group, Inc.*	505,905

Information Services – 1.2%
22,700	Affiliated Computer Services, Inc.*	1,856,179
9,800	Electronic Data Systems Corp.	578,004
3,300	Omnicom Group, Inc.	256,707
10,100	SEI Investments Co.	414,504
2,800	WebMD Corp.*	13,720

		3,119,114

Internet – 0.2%
800	E*TRADE Group, Inc.	5,120
40,700	EarthLink, Inc.*	549,857

		554,977

Leisure – 0.8%
30,900	Cendant Corp.*	589,263
27,900	International Game Technology*	1,493,208

		2,082,471

34     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Shares	Description	Value

Common Stocks – (continued)

Life Insurance – 1.7%
60,500	MetLife, Inc.	$1,845,250
44,500	Nationwide Financial Services, Inc.	2,006,950
12,000	The MONY Group, Inc.	420,000

		4,272,200

Media – 2.5%
27,300	Comcast Corp.*	999,999
14,200	Cox Communications, Inc.*	564,592
70,700	Fox Entertainment Group, Inc.*	1,733,564
20,300	General Motors Corp. Class H*	378,595
178,000	Liberty Media Corp.*	2,705,600

		6,382,350

Medical Products – 1.5%
67,800	Abbott Laboratories	3,369,660
6,100	Medtronic, Inc.	277,794
5,600	Stryker Corp.	307,048
980	Zimmer Holdings, Inc.*	26,656

		3,981,158

Medical Providers – 0.2%
5,000	Express Scripts, Inc.*	267,500
13,600	PacifiCare Health Systems, Inc.*	199,920

		467,420

Mining – 1.7%
7,400	Alcan Aluminium Ltd.	268,768
24,504	Alcoa, Inc.	934,092
18,900	Ball Corp.	995,085
21,100	Inco Ltd.*	350,682
93,400	Massey Energy Co.	1,835,310

		4,383,937

Motor Vehicle – 2.6%
35,600	AutoNation, Inc.	383,056
30,523	Delphi Automotive Systems Corp.	457,540
11,396	Ford Motor Co.	226,438
58,500	General Motors Corp.	3,202,875
29,500	Johnson Controls, Inc.	2,160,875
13,100	Visteon Corp.	224,010

		6,654,794

Oil Refining – 3.2%
19,300	Chevron Corp.	1,751,475
93,228	Conoco, Inc. Class B	2,761,413
7,700	Sunoco, Inc.	291,291
27,100	Texaco, Inc.	1,887,515
2,900	Ultramar Diamond Shamrock Corp.	149,756
45,100	USX-Marathon Group	1,421,101

		8,262,551

Property Insurance – 3.7%
57,100	Allstate Corp.	1,937,403
23,027	American International Group, Inc.	1,800,696
53,600	CNA Financial Corp.*	1,488,472
4,600	Everest Re Group, Ltd.	298,540
42,300	Loews Corp.	2,065,086
55,000	Old Republic International Corp.	1,476,750
3,500	The Progressive Corp.	452,445

		9,519,392

Publishing – 0.1%
7,300	The New York Times Co.	312,075

Railroads – 1.3%
35,500	Burlington Northern Santa Fe Corp.	962,405
40,200	Canadian National Railway Co.	1,748,700
21,500	CSX Corp.	759,810

		3,470,915

Restaurants – 0.7%
50,700	Brinker International, Inc.*	1,348,620
18,200	Darden Restaurants, Inc.	520,884

		1,869,504

Security/Asset Management – 2.7%
14,400	Eaton Vance Corp.	476,640
32,500	John Hancock Financial Services, Inc.	1,298,375
39,600	Lehman Brothers Holdings, Inc.	2,599,740
5,100	Merrill Lynch & Co., Inc.	263,160
21,700	Morgan Stanley Dean Witter & Co.	1,157,695
9,600	T. Rowe Price Group, Inc.	358,944
14,900	The Bear Stearns Cos., Inc.	777,631

		6,932,185

Semiconductors – 0.6%
18,100	Advanced Micro Devices, Inc.*	245,255
34,300	Avnet, Inc.	825,944
6,500	KLA-Tencor Corp.*	319,410
5,700	Linear Technology Corp.	234,156

		1,624,765

Specialty Retail – 0.6%
26,700	CVS Corp.	964,137
11,700	Krispy Kreme Doughnuts, Inc.*	360,945
10,000	Longs Drug Stores Corp.	258,800

		1,583,882

Telecommunications-Cellular – 2.2%
24,900	Qwest Communications International, Inc.	535,350
126,964	SBC Communications, Inc.	5,194,097

		5,729,447

Telephone – 6.0%
172,411	AT&T Corp.	3,282,705
65,500	BCE, Inc.	1,625,710
41,200	BellSouth Corp.	1,536,760
2,400	Covad Communications Group, Inc.*	1,512
165,378	Verizon Communications, Inc.	8,268,900
394	WorldCom, Inc.-MCI Group*	5,079
56,950	WorldCom, Inc.-WorldCom Group	732,377
5,400	XO Communications, Inc.*	6,156

		15,459,199

The accompanying notes are an integral part of these financial statements.      35

 GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value

Common Stocks – (continued)

Thrifts – 0.8%
3,600	Dime Bancorp, Inc.	$138,960
7,500	Golden West Financial Corp.	434,025
37,500	Washington Mutual, Inc.	1,404,000

		1,976,985

Tobacco – 1.5%
61,600	Philip Morris Companies, Inc.	2,919,840
11,700	R.J. Reynolds Tobacco Holdings, Inc.	675,675
10,900	UST, Inc.	359,700

		3,955,215

Truck Freight – 0.6%
29,100	United Parcel Service, Inc. Class B	1,607,193

Wireless – 1.2%
4,700	ALLTEL Corp.	272,600
110,387	AT&T Wireless Services, Inc.*	1,710,998
9,000	Telephone & Data Systems, Inc.	929,250
4,800	United States Cellular Corp.*	248,400

		3,161,248

TOTAL COMMON STOCKS
(Cost $255,998,067)		$259,539,507

Units	Description	Value

Rights – 0.0%

11,792	CNA Financial Corp.*	$32,782

TOTAL RIGHTS
(Cost $0)		$32,782

TOTAL INVESTMENTS
(Cost $255,998,067)		$259,572,289

* Non-income producing security.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

36     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Performance Summary
August 31, 2001

The following graph shows the value, as of August 31, 2001, of a $10,000 investment made on August 15, 1997 (commencement of operations) in Institutional Shares at (NAV) of the Goldman Sachs CORE International Equity Fund. For comparative purposes, the performance of the Fund’s benchmark, (Morgan Stanley Capital International Gross Europe, Australasia, Far East Index with dividends reinvested (“MSCI Gross EAFE Index”)), is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and loads.

CORE International Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, Distributions Reinvested August 15, 1997 to August 31, 2001.

Average Annual Total Return through August 31, 2001	Since Inception	One Year

Class A (commenced August 15, 1997)
Excluding sales charges	-2.17%	-21.50%
Including sales charges	-3.52%	-25.82%

Class B (commenced August 15, 1997)
Excluding contingent deferred sales charges	-2.63%	-21.93%
Including contingent deferred sales charges	-3.12%	-25.84%

Class C (commenced August 15, 1997)
Excluding contingent deferred sales charges	-2.61%	-21.91%
Including contingent deferred sales charges	-2.61%	-22.69%

Institutional Class (commenced August 15, 1997)	-1.54%	-21.02%

Service Class (commenced August 15, 1997)	-2.00%	-21.37%

      37

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments
August 31, 2001

Shares	Description	Value

Common Stocks – 94.9%

Australia – 3.5%
99,800	Amcor Ltd. (Paper)	$339,922
115,300	AMP Diversified Property Trust (Real Estate)	155,627
53,100	AMP Ltd. (Insurance)	550,812
115,500	Australia & New Zealand Banking Group Ltd. (Banks)	1,028,556
32,800	Australian Gas Light Co. Ltd. (Oil and Gas)	144,230
155,295	BHP Ltd. (Mining)	763,115
273,800	Boral Ltd. (Building Materials)	500,933
99,915	Brambles Industries Ltd. (Multi-Industrial)	520,480
281,000	Coca-Cola Amatil Ltd. (Food & Beverage)	784,492
23,300	Coles Myer Ltd.* (Specialty Retail)	86,732
80,900	Commonwealth Bank of Australia (Banks)	1,251,739
71,700	CSR Ltd. (Building Materials)	243,835
46,900	Fairfax (John) Holdings Ltd. (Publishing)	95,450
88,000	FH Faulding & Co. Ltd. (Health)	662,563
27,900	Foster’s Group Ltd. (Food & Beverage)	76,052
53,300	General Property Trust (Real Estate)	77,282
230,600	Goodman Fielder Ltd. (Food & Beverage)	150,764
80,500	Leighton Holdings Ltd. (Construction)	424,012
24,800	Lend Lease Corp. Ltd. (Real Estate)	138,604
89,100	Mayne Nickless Ltd. (Business Services)	293,800
112,100	Mirvac Group (Real Estate)	235,828
125,700	National Australia Bank Ltd. (Banks)	2,200,340
37,500	Orica Ltd. (Multi-Industrial)	92,216
188,900	Pacific Dunlop Ltd. (Manufacturing)	69,718
14,000	QBE Insurance Group Ltd. (Insurance)	78,982
27,200	Rio Tinto Ltd. (Mining)	483,155
170,300	Santos Ltd. (Oil and Gas)	574,121
73,200	Suncorp-Metway Ltd. (Financial Services)	512,383
50,600	TAB Ltd. (Leisure)	68,831
262,800	Telstra Corp. Ltd. (Telecommunications)	666,480
52,700	The News Corp. Ltd. (Media)	421,793
5,000	Wesfarmers Ltd. (Multi-Industrial)	76,180
77,300	Westfield Trust (Real Estate)	132,866
40,400	Westpac Banking Corp. Ltd. (Banks)	296,210
47,600	Woolworths Ltd. (Specialty Retail)	269,217

		14,467,320

Austria – 1.1%
8,400	Austria Tabakwerke AG (Tobacco)	645,661
10,650	Boehler-Uddeholm AG (Steel)	467,346
13,950	Erste Bank der oesterreichischen Sparkassen AG (Banks)	741,513
8,400	Flughafen Wien AG (Commercial Services & Supplies)	280,028
1,750	Oesterreichische Elektrizitaetswirtschafts AG (Verbund) (Electrical Utilities)	156,245
12,700	OMV AG (Energy Resources)	1,235,376
132,300	Telekom Austria AG* (Telecommunications)	867,175
5,150	Voest-Alpine Stahl AG (Steel)	154,502

		4,547,846

Belgium – 3.8%
7,350	Colruyt NV* (Specialty Retail)	307,835
4,000	Compagnie Maritime Belge SA (CMB) (Transportation)	210,911
15,300	Delhaize Le Lion SA (Department Stores)	888,800
356,450	Dexia (Banks)	5,664,371
13,450	Electrabel SA (Electrical Utilities)	3,034,840
55,400	Fortis (B) (Diversified Financials)	1,544,165
19,100	Groupe Bruxelles Lambert SA (Conglomerates)	1,067,874
13,800	Interbrew (Food & Beverage)	343,247
41,400	KBC Bankverzekeringsholding (Banks)	1,528,804
4,550	Omega Pharma SA (Health Care)	214,886
4,950	Solvay SA (Chemicals)	283,503
2,250	UCB SA (Health)	95,524
16,050	Union Miniere SA (Nonferrous Metals)	671,626

		15,856,386

Finland – 0.2%
44,200	Nokia Oyj (Telecommunications)	692,339
35,350	Sampo Oyj Series A (Financial Services)	303,692

		996,031

France – 5.0%
29,250	Air France (Airlines)	482,098
32,100	Alcatel (Telecommunications)	496,388
21,900	Aventis SA (Chemicals)	1,602,698
34,080	BNP Paribas SA (Banks)	3,129,195
2,750	Compagnie Generale des Etablissements Michelin Series B (Automotive Parts)	86,126
10,200	France Telecom SA (Telecommunications)	327,702
6,000	L’Air Liquide SA (Chemicals)	848,190
25,200	Lagardere S.C.A. (Media)	1,182,121
28,400	Pechiney SA (Nonferrous Metals)	1,401,941
64,500	PSA Peugeot Citroen (Auto)	3,075,508
4,550	Sanofi-Synthelabo SA (Health)	298,028

38     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
56,100	Societe Generale Series A (Banks)	$3,304,833
45,000	Suez SA* (Utilities)	1,534,106
6,250	Technip (Construction)	925,009
34,450	Vinci SA (Construction)	2,186,031

		20,879,974

Germany – 5.0%
2,100	Adidas-Salomon AG (Specialty Retail)	142,343
10,000	Allianz AG (Insurance)	2,802,755
33,000	Altana AG (Drugs)	1,620,016
23,300	BASF AG (Chemicals)	953,191
38,200	Bayer AG (Chemicals)	1,227,621
1,600	Beiersdorf AG (Health)	192,875
7,150	Buderus AG (Diversified Industrial Manufacturing)	153,467
12,300	DaimlerChrysler AG (Auto)	536,174
22,150	Deutsche Bank AG (Banks)	1,528,365
9,000	Deutsche Lufthansa AG (Airlines)	140,401
57,150	Deutsche Telekom AG (Telecommunications)	880,638
20,300	E.On AG (Energy Resources)	1,108,207
2,800	Gehe AG (Drugs)	120,274
7,950	Infineon Technologies AG (Semiconductors)	186,032
24,800	Linde AG (Multi-Industrial)	1,060,098
45,150	Merck KGAA (Health)	1,740,345
4,900	Metro AG (Department Stores)	195,601
3,850	Muenchener Rueckversicherungs-Gesellschaft AG (Property Insurance)	1,104,611
11,450	RWE AG (Energy Resources)	481,946
9,600	SAP AG (Computer Software)	1,301,075
30,912	Siemens AG (Electrical Equipment)	1,575,404
6,350	ThyssenKrupp AG (Multi-Industrial)	86,014
32,200	Volkswagen AG (Auto)	1,424,132

		20,561,585

Greece – 1.6%
12,000	Aluminum of Greece SA (Mining)	379,640
23,900	Bank of Piraeus (Banks)	258,123
55,200	Commercial Bank of Greece (Banks)	1,957,110
11,800	EFG Eurobank Ergasias (Banks)	154,045
6,400	Hellenic Telecommunications Organization SA (OTE) (Telecommunications)	105,310
50,100	Intracom SA (Telecommunications)	742,398
83,800	National Bank of Greece (Banks)	2,453,079
8,700	Titan Cement Co. (Construction)	309,565
16,700	Viohalco, Hellenic Copper & Aluminum Industry SA (Metals)	150,302

		6,509,572

Hong Kong – 0.7%
132,000	Bank of East Asia Ltd. (Banks)	301,242
72,000	Cathay Pacific Airways Ltd. (Airlines)	78,926
31,000	Cheung Kong (Holdings) Ltd. (Real Estate)	286,165
42,500	CLP Holdings Ltd. (Electrical Utilities)	172,186
43,000	Esprit Holdings Ltd. (Multi-Industry)	47,964
116,000	Giordano International Ltd. (Specialty Retail)	56,143
3,500	Hang Seng Bank Ltd. (Banks)	39,152
3,000	Henderson Land Development Co. Ltd. (Real Estate)	13,693
28,000	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	35,360
109,000	Hongkong Electric Holdings Ltd. (Electrical Utilities)	412,958
60,000	Hutchison Whampoa Ltd. (Multi-Industrial)	511,558
76,000	Hysan Development Co. Ltd. (Real Estate)	76,977
11,000	Johnson Electric Holdings Ltd. (Electrical Equipment)	13,116
26,000	New World Development Co. Ltd. (Real Estate)	26,501
251,000	Pacific Century CyberWorks Ltd.* (Telecommunications)	53,742
42,000	Shangri-La Asia Ltd. (Leisure)	34,194
60,000	Sun Hung Kai Properties Ltd. (Real Estate)	523,097
12,500	Swire Pacific Ltd. Series A (Multi-Industrial)	60,579
61,000	The Wharf (Holdings) Ltd. (Real Estate)	122,787

		2,866,340

Ireland – 3.0%
192,400	Allied Irish Banks PLC (Banks)	2,174,142
218,100	Bank of Ireland (Banks)	2,079,902
112,800	CRH PLC (Building Materials)	1,884,804
266,000	eircom PLC* (Telecommunications)	324,644
69,600	Elan Corp. PLC ADR* (Drugs)	3,615,720
42,200	Greencore Group PLC (Food & Beverage)	104,184
85,100	Independent News & Media PLC (Publishing)	172,979
3,900	IONA Technologies PLC* (Business Services)	62,712
63,200	Irish Life & Permanent PLC (Financial Services)	778,235

The accompanying notes are an integral part of these financial statements.      39

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value

Common Stocks – (continued)

Ireland – (continued)
214,600	Jefferson Smurfit Group PLC (Paper)	$468,145
51,500	Ryanair Holdings PLC* (Airlines)	515,035
129,800	Waterford Wedgewood PLC (Specialty Retail)	121,404

		12,301,906

Italy – 3.5%
6,800	Assicurazioni Generali SpA (Insurance)	215,439
112,500	ENI SpA (Energy Resources)	1,493,197
43,100	IntesaBci SpA (Banks)	92,274
284,400	Mediobanca SpA (Financial Services)	3,469,715
531,334	Parmalat Finanziaria SpA (Food & Beverage)	1,478,089
1,411,500	Pirelli SpA (Manufacturing)	2,803,780
239,180	Riunione Adriatica di Sicurta SpA (Insurance)	3,239,834
115,400	Telecom Italia SpA (Telecommunications)	545,533
133,025	Telecom Italia SpA (Telecommunications)	1,101,700

		14,439,561

Japan – 23.4%
8,200	Acom Co. (Financial Services)	734,122
25,250	Aiful Corp. (Financial Services)	2,283,952
47,300	Aoyama Trading Co. Ltd. (Specialty Retail)	621,451
5,600	Asatsu-DK, Inc. (Publishing)	111,778
12,500	Autobacs Seven Co. Ltd. (Automotive Parts)	323,199
15,400	Benesse Corp. (Business Services)	500,644
178,000	Bridgestone Corp. (Automotive Parts)	1,503,634
69,000	Canon, Inc. (Computer Hardware)	2,080,431
53,300	Chubu Electric Power Co., Inc. (Electrical Utilities)	1,045,934
120,000	Dai Nippon Printing Co. Ltd. (Business Services)	1,282,520
325,000	Daicel Chemical Industries (Chemicals)	1,081,189
63,000	Daiichi Pharmaceutical Co. (Health)	1,475,050
40,000	Dainippon Ink & Chemicals, Inc. (Chemicals)	87,590
9,300	Daito Trust Construction Co. Ltd. (Construction)	144,903
134,000	Daiwa House Industry Co. Ltd. (Construction)	1,064,235
376,000	Fuji Electric Co. Ltd. (Electrical Equipment)	1,149,518
31,000	Fujitsu Ltd. (Computer Hardware)	310,431
92,000	Hankyu Department Stores, Inc. (Department Stores)	511,391
344,000	Hitachi Ltd. (Electrical Equipment)	2,821,881
61,100	Honda Motor Co. Ltd. (Auto)	2,207,597
106,000	Itochu Corp. (Multi-Industrial)	358,883
1,900	Itochu Techno-Science Corp. (Computer Software)	132,017
68,000	Japan Energy Corp. (Energy Resources)	132,867
456	Japan Tobacco, Inc. (Tobacco)	3,233,688
49,000	Kajima Corp. (Construction)	155,994
142,000	Komatsu Ltd. (Machinery)	517,842
4,100	Konami Corp. Ltd. (Entertainment)	129,490
376,000	Konica Corp. (Multi-Industrial)	2,235,701
514,000	KUBOTA Corp. (Machinery)	1,770,548
55,700	Kyocera Corp. (Electronics Equipment)	3,766,968
39,000	Kyowa Hakko Kogyo Co. Ltd. (Multi-Industrial)	240,435
74,200	Kyushu Electric Power Co., Inc. (Electrical Utilities)	1,287,337
149,000	Marubeni Corp. (Wholesale)	227,136
128,000	Matsushita Electric Industrial Co. Ltd. (Electrical Equipment)	1,944,768
121,000	Mitsubishi Corp. (Wholesale)	1,008,885
835,000	Mitsubishi Electric (Electrical Equipment)	3,199,773
60,000	Mitsubishi Logistics Corp. (Business Services)	613,467
185	Mitsubishi Tokyo Financial Group, Inc. (Banks)	1,573,672
198,000	Mitsui Co. (Wholesale)	1,365,747
20,000	Mitsumi Electric Co. Ltd. (Electrical Equipment)	281,299
1,121	Mizuho Holdings, Inc. (Banks)	4,645,067
189,000	Nichirei Corp. (Food & Beverage)	764,054
4,000	Nintendo Co. Ltd. (Entertainment)	638,396
464,000	Nippon Express Co. Ltd. (Railroads)	2,043,812
18,000	Nippon Meat Packers, Inc. (Food & Beverage)	227,094
23,000	Nippon Mitsubishi Oil Corp. (Energy Resources)	137,727
205	Nippon Telephone & Telegraph Corp. (Telecommunications)	932,328
76,000	Nippon Yusen Kabushiki Kaisha (Transportation)	278,435
609,000	Nissan Motor Co. Ltd. (Auto)	3,559,574
1,978,000	NKK Corp. (Steel)	1,832,484
45,000	NTN Corp. (Machinery)	112,183
57	NTT Data Corp. (Commercial Services & Supplies)	211,227
21	NTT DoCoMo, Inc. (Telecommunications)	258,222
52,000	Oji Paper Co. Ltd. (Paper)	271,967
13,400	ORIX Corp. (Financial Services)	1,335,091

40     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
13,400	Promise Co. Ltd. (Financial Services)	$1,049,564
59,000	Ricoh Co. Ltd. (Computer Hardware)	962,505
35,000	Sankyo Co. Ltd. (Health)	722,197
76,000	Sanyo Electric Co. Ltd. (Electrical Equipment)	342,443
253,000	Sapporo Breweries Ltd. (Food & Beverage)	771,348
3,500	Secom Co. Ltd. (Business Services)	180,697
23,000	Shiseido Co. Ltd. (Consumer Products)	218,697
70,000	Showa Shell Sekiyu K.K. (Oil and Gas)	505,832
3,000	Skylark Co. Ltd. (Restaurants)	80,094
11,500	Softbank Corp. (Business Services)	223,734
9,600	Sony Corp. (Electrical Equipment)	427,709
175,000	Sumitomo Corp. (Wholesale)	1,126,037
10,000	Sumitomo Electric Industries Ltd. (Electrical Equipment)	92,138
166,000	Sumitomo Mitsui Banking Corp. (Banks)	1,356,129
341,000	Sumitomo Osaka Cement Co. Ltd. (Construction)	657,675
100,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	708,300
217,000	Taisai Corp. (Construction)	656,108
5,000	Taiyo Yuden Co. Ltd. (Electronic Components)	84,642
36,000	Takeda Chemical Industries Ltd. (Drugs)	1,482,629
5,000	Takefuji Corp. (Financial Services)	430,370
55,300	TDK Corp. (Computer Hardware)	2,887,607
336,000	The Daiei, Inc.* (Department Stores)	667,840
380,000	The Daiwa Bank Ltd. (Banks)	480,061
23,000	The Furukawa Electric Co. Ltd. (Electrical Equipment)	173,563
30,000	The Kansai Electric Power Co., Inc. (Electrical Utilities)	515,434
86,000	The Nomura Securities Co. Ltd. (Financial Services)	1,463,090
112,000	The Sumitomo Marine & Fire Insurance Co. Ltd. (Insurance)	753,678
96,900	Tohoku Electric Power Co., Inc. (Electrical Utilities)	1,787,266
82,900	Tokyo Electric Power (Electrical Utilities)	2,143,454
334,000	Toppan Printing Co. Ltd. (Business Services)	3,175,862
228,000	Toshiba Corp. (Electrical Equipment)	1,169,428
55,000	Toyo Seikan Kaisha (Multi-Industrial)	744,852
86,200	Toyota Motor Corp. (Auto)	2,620,811
6,000	Trend Micro, Inc.* (Computer Software)	91,262
92,000	Uny Co. Ltd. (Department Stores)	984,040
261	West Japan Railway (Railroads)	1,431,010
22,000	Yakult Honsha Co. Ltd. (Food & Beverage)	251,063
4,000	Yamanouchi Pharmaceutical Co. Ltd. (Drugs)	95,507
69,000	Yokogawa Electric Corp. (Electronics Equipment)	467,225

		96,747,529

Netherlands – 6.2%
40,900	Elsevier NV (Publishing)	512,742
37,318	Hagemeyer NV (Business Services)	637,805
177,808	ING Groep NV (Financial Services)	5,618,789
6,200	KLM Royal Dutch Airlines* (Airlines)	94,692
135,576	Koninklijke Ahold NV (Merchandising)	4,050,065
357,007	KPN NV (Telecommunications)	1,012,612
50,300	Oce NV (Manufacturing)	505,292
223,600	Royal Dutch Petroleum Co. (Energy Resources)	12,690,443
24,700	Wolters Kluwer NV (Publishing)	527,687

		25,650,127

New Zealand – 0.4%
40,900	Air New Zealand Ltd. Class B (Airlines)	20,599
55,500	Auckland International Airport Ltd. (Commercial Services & Supplies)	94,794
12,100	Baycorp Holdings Ltd.* (Business Services)	73,129
191,700	Carter Holt Harvey Ltd. (Forest Products)	140,205
76,300	Contact Energy Ltd. (Electrical Utilities)	113,947
24,700	Fisher & Paykel Industries Ltd. (Appliance)	151,443
76,000	Fletcher Building Ltd. (Construction)	89,868
194,700	Fletcher Challenge Forests Ltd.* (Forest Products)	25,581
34,200	Independent Newspapers Ltd. (Publishing)	53,321
22,100	Sky City Ltd. (Leisure)	113,628
326,900	Telecom Corp. of New Zealand Ltd. (Telecommunications)	722,988
47,000	The Warehouse Group Ltd. (Specialty Retail)	123,502
21,200	Tower Ltd. (Financial Services)	49,208

		1,772,213

The accompanying notes are an integral part of these financial statements.      41

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND
Statement of Investments  (continued)
August 31, 2001

Shares	Description	Value

Common Stocks – (continued)

Norway – 0.2%
9,800	Frontline Ltd. (Transportation)	$135,510
19,400	Norsk Hydro ASA (Diversified Industrial Manufacturing)	841,993

		977,503

Portugal – 0.1%
14,600	Banco Espirito Santo SA (Banks)	179,847
14,454	Portugal Telecom, SGPS, SA (Telecommunications)	92,244
320,200	Sonae S.G.P.S. SA (Merchandising)	189,211

		461,302

Singapore – 3.2%
238,000	Capitaland Ltd. (Real Estate)	248,800
137,000	Chartered Semiconductor Manufacturing Ltd.* (Semiconductors)	363,550
119,000	City Developments (Real Estate)	345,175
12,750	Creative Technology Ltd. (Electrical Equipment)	94,472
324,970	DBS Group Holdings Ltd. (Banks)	2,557,202
143,000	Fraser & Neave Ltd. (Tobacco)	632,453
428,000	Keppel Corp. Ltd. (Multi-Industrial)	786,674
251,000	Keppel Land Ltd. (Real Estate)	272,481
769,000	Neptune Orient Lines Ltd.* (Transportation)	439,492
175,000	Omni Industries Ltd. (Electronics Equipment)	349,799
215,250	Oversea-Chinese Banking Corp. Ltd. (Banks)	1,359,994
194,000	Parkway Holdings Ltd. (Health)	110,873
74,000	SembCorp Industries Ltd. (Multi-Industrial)	63,331
203,400	Singapore Airlines Ltd. (Airlines)	1,401,953
194,000	Singapore Exchange Ltd. (Finance Companies)	118,116
70,000	Singapore Press Holdings Ltd. (Publishing)	796,094
372,000	Singapore Technologies Engineering Ltd. (Machinery)	542,723
984,700	Singapore Telecommunications Ltd. (Telecommunications)	1,142,501
256,115	United Overseas Bank Ltd. (Banks)	1,647,609

		13,273,292

Spain – 4.9%
34,300	Acerinox SA* (Steel)	982,237
256,500	Banco Bilbao Vizcaya SA (Banks)	3,311,215
48,300	Banco Santander Central Hispano SA (Banks)	440,412
12,300	Corporacion Mapfre, Compania Internacional de Reaseguros SA (Insurance)	240,411
44,400	Endesa SA (Electrical Utilities)	736,644
14,700	Fomento de Construcciones y Contratas SA (Construction)	332,758
241,300	Grupo Dragados SA (Construction)	3,378,234
158,500	Iberdrola SA (Electrical Utilities)	2,172,913
219,350	Repsol SA (Energy Resources)	3,699,076
8,400	Sociedad General de Aguas de Barcelona SA (Multi-Industrial)	120,656
357,453	Telefonica de Espana SA* (Telecommunications)	4,152,995
22,500	Union Electric Fenosa (Utilities)	420,345
23,600	Vallehermoso SA (Real Estate)	162,627

		20,150,523

Sweden – 2.8%
82,700	AssiDoman AB (Forest Products)	1,852,002
30,600	Electrolux AB Series B (Appliance)	413,799
19,600	Holmen AB Series B (Paper)	404,151
32,700	Skandinaviska Enskilda Banken Series A (Banks)	280,685
131,300	Skanska AB Series B (Construction)	938,145
69,500	SKF AB Series B (Metals)	1,133,138
143,200	Svenska Cellulosa AB (SCA) Series B (Paper)	3,323,589
89,600	Svenska Handelsbanken AB Series A (Banks)	1,284,689
434,629	Telefonaktiebolaget LM Ericsson AB Series B (Telecommunications)	2,125,876

		11,756,074

Switzerland – 6.7%
64,748	ABB Ltd. (Business Services)	671,306
3,834	Adecco SA (Business Services)	187,725
1,450	Ciba Specialty Chemicals AG (Chemicals)	93,634
250	Compagnie Financiere Richemont AG Series A (Specialty Retail)	610,542
126,160	Credit Suisse Group (Banks)	5,364,408
350	Georg Fischer AG (Machinery)	79,393
7,258	Givaudan* (Consumer Products)	2,227,074
1,700	Kudelski SA* (Electrical Equipment)	91,439
26,390	Nestle SA (Food & Beverage)	5,567,110
55,580	Novartis AG (Pharmaceuticals & Biotechnology)	2,026,875
2,142	PubliGroupe SA (Business Services)	474,973
33,000	Swiss Re (Insurance)	3,282,992
11,469	Swisscom AG (Telecommunications)	3,292,371
250	Synthes-Stratec, Inc. (Health)	170,502
1,760	The Swatch Group AG Series B (Specialty Retail)	142,395

42     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
6,320	The Swatch Group AG (Specialty Retail)	$109,083
72,228	UBS AG (Banks)	3,523,528

		27,915,350

United Kingdom – 19.6%
58,400	Abbey National PLC (Financial Services)	949,658
17,200	Associated British Ports Holdings PLC (Transportation)	110,130
62,800	AstraZeneca PLC (Health)	3,033,535
201,400	BAA PLC (Airlines)	1,875,826
95,200	Balfour Beatty PLC (Construction)	269,531
157,400	Barclays PLC (Banks)	4,776,255
246,000	Barratt Developments PLC (Construction)	1,328,662
283,600	BG Group PLC (Utilities)	1,177,630
53,800	BHP Billiton PLC (Mining)	254,646
45,200	Boots Co. PLC (Specialty Retail)	452,818
5,216	BP PLC ADR (Energy Resources)	265,390
928,500	BP PLC (Energy Resources)	7,879,577
42,400	British Airways PLC (Airlines)	188,375
401,500	British American Tobacco PLC (Tobacco)	3,433,502
127,600	British Telecom PLC (Telecommunications)	781,807
121,800	Cable & Wireless PLC (Telecommunications)	587,113
171,600	Chubb PLC (Electronic Components)	423,548
7,300	Close Brothers Group PLC (Financial Services)	85,268
115,100	De La Rue PLC (Business Services)	873,553
72,500	Firstgroup PLC (Transportation)	376,840
501,700	George Wimpey PLC (Construction)	1,573,383
31,600	GlaxoSmithKline PLC ADR (Health)	1,673,220
215,578	GlaxoSmithKline PLC (Health)	5,721,595
120,612	Granada Compass PLC (Business Services)	260,924
33,800	Halifax Group PLC (Financial Services)	419,584
384,377	HSBC Holdings PLC (Banks)	4,475,775
28,400	J Sainsbury PLC (Merchandising)	156,174
24,100	Land Securities PLC (Real Estate)	314,742
476,700	Lattice Group PLC (Multi-Industrial)	1,058,944
254,400	Lloyds TSB Group PLC (Banks)	2,624,325
77,400	Man Group PLC (Financial Services)	1,045,106
235,500	P & O Princess Cruises PLC (Leisure)	1,265,113
348,900	Pilkington PLC (Multi-Industrial)	569,889
22,100	Provident Financial PLC (Financial Services)	207,121
169,100	Rank Group PLC (Leisure)	560,391
8,900	Reed International PLC (Publishing)	78,436
900,400	Rentokil Initial PLC (Business Services)	3,248,616
54,200	Rio Tinto PLC (Mining)	975,793
70,900	Royal & Sun Alliance Insurance Group PLC (Insurance)	493,081
169,325	Royal Bank of Scotland Group PLC (Banks)	4,228,497
638,400	Safeway PLC (Specialty Retail)	3,258,027
97,283	Shell Transport & Trading Co. PLC ADR (Energy Resources)	4,810,644
41,700	Shell Transport & Trading Co. PLC (Energy Resources)	343,891
197,000	Signet Group PLC (Specialty Retail)	225,244
52,000	Slough Estates PLC (Real Estate)	274,438
154,200	The Great Universal Stores PLC (Specialty Retail)	1,351,133
435,200	Unilever PLC (Food & Beverage)	3,715,376
47,952	United Business Media PLC (Publishing)	381,526
81,000	United Utilities PLC (Business Services)	740,904
2,064,301	Vodafone Group PLC (Telecommunications)	4,121,091
90,120	Vodafone Group PLC ADR (Telecommunications)	1,815,918

		81,112,565

TOTAL COMMON STOCKS
(Cost $418,567,507)		$393,242,999

Preferred Stocks – 0.4%

Australia – 0.2%
106,700	The News Corp. Ltd. (Media)	$722,966

Germany – 0.2%
6,850	Hugo Boss AG (Specialty Retail)	154,998
24,150	Volkswagen AG (Auto)	695,966

		850,964

New Zealand – 0.0%
327,900	Fletcher Challenge Forests Ltd.* (Forest Products)	44,517

TOTAL PREFERRED STOCKS
(Cost $1,873,033)		$1,618,447

The accompanying notes are an integral part of these financial statements.      43

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Statement of Investments  (continued)
August 31, 2001

Principal	Interest	Maturity
Amount	Rate	Date	Value
U.S. Government Agency Obligation – 0.2%

Federal Home Loan Mortgage Corp.#
$750,000	3.51%	09/27/2001	$748,102

TOTAL U.S. GOVERNMENT AGENCY OBLIGATION
(Cost $748,102)			$748,102

Short-Term Obligation – 4.1%

State Street Bank & Trust Euro – Time Deposit
$16,881,000	3.63%	09/04/2001	$16,881,000

TOTAL SHORT-TERM OBLIGATION
(Cost $16,881,000)			$16,881,000

TOTAL INVESTMENTS
(Cost $438,069,642)			$412,490,548

* Non-income producing security.
# A portion of this security is segregated as collateral for initial margin requirements on Futures transactions.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

44     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

As a % of
Total
Net Assets
Common and Preferred Stock Industry Classifications†

Airlines	1.2%
Appliance	0.1
Auto	3.4
Automotive Parts	0.5
Banks	17.9
Building Materials	0.6
Business Services	3.3
Chemicals	1.5
Commercial Services & Supplies	0.1
Computer Hardware	1.5
Computer Software	0.4
Conglomerates	0.3
Construction	3.5
Consumer Products	0.6
Department Stores	0.8
Diversified Financials	0.4
Diversified Industrial Manufacturing	0.2
Drugs	1.7
Electrical Equipment	3.2
Electrical Utilities	3.3
Electronic Components	0.1
Electronics Equipment	1.1
Energy Resources	8.3
Entertainment	0.2
Financial Services	5.0
Food & Beverage	3.4
Forest Products	0.5
Health	3.8
Insurance	2.8
Leisure	0.5
Machinery	0.7
Manufacturing	0.8
Media	0.6
Merchandising	1.1
Metals	0.3
Mining	0.7
Multi-Industrial	2.1
Nonferrous Metals	0.5
Oil and Gas	0.3
Paper	1.2
Pharmaceuticals & Biotechnology	0.5
Property Insurance	0.3
Publishing	0.7
Railroads	0.8
Real Estate	1.0
Semiconductors	0.1
Specialty Retail	1.9
Steel	0.8
Telecommunications	6.7
Tobacco	1.9
Transportation	0.4
Utilities	0.8
Wholesale	0.9

TOTAL COMMON AND PREFERRED STOCK	95.3%

†	Industry concentrations greater than one tenth of one percent are disclosed.

The accompanying notes are an integral part of these financial statements.      45

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Assets and Liabilities
August 31, 2001

CORE U.S.
Equity Fund

Assets:

Investment in securities, at value (identified cost $922,642,470, $772,197,581, $137,641,616, $255,998,067 and $438,069,642, respectively)	$962,544,984
Cash, at value(a)	625,000
Receivables:
Investment securities sold	24,130,953
Dividends and interest, at value	1,519,854
Fund shares sold	694,542
Variation margin(b)	8,092
Reimbursement from adviser	93,718
Other assets	—

Total assets	989,617,143

Liabilities:

Due to Bank	515,071
Payables:
Investment securities purchased	19,458,847
Fund shares repurchased	3,146,451
Amounts owed to affiliates	1,058,902
Accrued expenses and other liabilities, at value	100,608

Total liabilities	24,279,879

Net Assets:

Paid-in capital	993,889,039
Accumulated undistributed (distributions in excess of) net investment income (loss)	(87)
Accumulated net realized gain (loss) on investment, futures and foreign currency related transactions	(68,440,957)
Net unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	39,889,269

NET ASSETS	$965,337,264

Net asset value, offering and redemption price per share:(c)
Class A	$24.30
Class B	$23.39
Class C	$23.29
Institutional	$24.68
Service	$24.15

Shares outstanding:
Class A	19,404,040
Class B	7,881,698
Class C	1,968,090
Institutional	10,349,948
Service	344,534

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	39,948,310

(a)	Includes restricted cash of $625,000, $475,000, $350,000 and $550,000, respectively, for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value Funds relating to initial margin requirements on futures transactions.
(b)	Includes restricted cash of approximately $900,000 for the CORE International Equity Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds is $25.71, $12.18, $11.21, $10.91 and $8.87, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

46     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
Growth Fund	Equity Fund	Value Fund	Equity Fund

$693,591,663	$138,237,652	$259,572,289	$412,490,548
475,000	384,162	550,000	397,676

17,369,603	3,224,066	—	—
578,678	208,739	426,131	1,230,730
583,394	150,496	331,530	394,189
3,255	450	—	807,565
54,664	49,784	30,470	160,117
—	—	—	1,163

712,656,257	142,255,349	260,910,420	415,481,988

4,451,896	—	523,270	—

10,852,921	3,402,237	—	—
1,552,151	529,699	187,539	737,092
809,712	149,342	214,332	389,458
86,343	76,139	73,553	94,716

17,753,023	4,157,417	998,694	1,221,266

932,891,499	133,213,379	259,487,695	477,394,408

(425)	197,142	364,318	166,227

(159,385,177)	4,101,110	(3,514,509)	(36,896,087)

(78,602,663)	586,301	3,574,222	(26,403,826)

$694,903,234	$138,097,932	$259,911,726	$414,260,722

$11.51	$10.59	$10.31	$8.38
$11.16	$10.26	$10.24	$8.29
$11.17	$10.29	$10.25	$8.30
$11.63	$10.76	$10.31	$8.50
$11.45	$10.55	$10.31	$8.41

21,436,278	4,729,779	8,715,801	13,009,478
15,002,711	1,571,634	2,157,139	1,034,137
6,931,378	863,696	1,484,580	616,355
17,359,787	5,838,455	12,868,524	34,306,459
114,854	19,030	5,431	2,494

60,845,008	13,022,594	25,231,475	48,968,923

The accompanying notes are an integral part of these financial statements.      47

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Operations
For the Year Ended August 31, 2001

CORE U.S.
Equity Fund

Investment income:

Dividends(a)	$14,030,944
Interest	122,161

Total income	14,153,105

Expenses:

Management fees	8,915,287
Distribution and service fees(b)	4,191,084
Transfer Agent fees(b)	1,756,778
Custodian fees	201,154
Registration fees	114,259
Professional fees	51,675
Trustee fees	9,978
Service share fees	47,998
Other	189,532

Total expenses	15,477,745

Less — expense reductions	(1,113,403)

Net expenses	14,364,342

NET INVESTMENT INCOME (LOSS)	(211,237)

Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:

Net realized gain (loss) from:
Investment transactions	(66,030,198)
Futures transactions	(1,187,356)
Foreign currency related transactions	41
Net change in unrealized gain (loss) on:
Investments	(302,439,949)
Futures	(88,025)
Translation of assets and liabilities denominated in foreign currencies	—

Net realized and unrealized loss on investment, futures and foreign currency transactions	(369,745,487)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(369,956,724)

(a)	For the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, foreign taxes withheld on dividends were $81,778, $39,862, $1,449, $13,648 and $953,889, respectively.
(b)	Class specific Distribution and Service and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

CORE U.S. Equity Fund	$1,450,295	$2,213,541	$527,248	$1,102,224	$420,573	$100,177	$129,964	$3,840
CORE Large Cap Growth Fund	897,013	2,335,528	1,079,564	681,731	443,750	205,117	93,362	860
CORE Small Cap Equity Fund	127,047	164,228	85,276	96,556	31,203	16,202	28,931	53
CORE Large Cap Value Fund	252,999	205,783	135,589	192,279	39,100	25,762	69,424	10
CORE International Equity Fund	605,720	100,872	59,158	230,174	19,166	11,240	108,848	9

48     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
Growth Fund	Equity Fund	Value Fund	Equity Fund

$5,238,811	$2,056,273	$5,239,364	$6,524,040
341,652	49,831	145,918	434,752

5,580,463	2,106,104	5,385,282	6,958,792

7,019,028	1,259,946	1,853,552	3,478,973
4,312,105	376,551	594,371	765,750
1,424,820	172,945	326,575	369,437
188,420	160,708	124,752	711,482
112,025	65,013	64,734	72,610
50,175	51,437	50,675	46,017
9,978	9,978	9,978	9,793
10,754	661	140	116
173,728	161,678	162,199	128,643

13,301,033	2,258,917	3,186,976	5,582,821

(777,653)	(383,593)	(214,625)	(461,024)

12,523,380	1,875,324	2,972,351	5,121,797

(6,942,917)	230,780	2,412,931	1,836,995

(145,639,442)	6,234,033	(2,981,057)	(33,177,421)
(3,490,323)	(641,319)	(448,039)	(3,032,241)
232	—	41	(143,861)

(468,562,076)	(20,257,388)	(6,046,859)	(63,879,209)
(220,729)	(19,345)	(18,150)	(839,114)
—	—	—	56,141

(617,912,338)	(14,684,019)	(9,494,064)	(101,015,705)

$(624,855,255)	$(14,453,239)	$(7,081,133)	$(99,178,710)

The accompanying notes are an integral part of these financial statements.      49

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2001

CORE U.S.
Equity Fund

From operations:

Net investment income (loss)	$(211,237)
Net realized gain (loss) on investment, futures and foreign currency related transactions	(67,217,513)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	(302,527,974)

Net decrease in net assets resulting from operations	(369,956,724)

Distributions to shareholders:

From net investment income
Class A Shares	(1,113,535)
Class B Shares	—
Class C Shares	—
Institutional Shares	(1,925,676)
Service Shares	(3,279)
In excess of net investment income
Class A Shares	(76,075)
Class B Shares	—
Class C Shares	—
Institutional Shares	(131,559)
Service Shares	(224)
From net realized gain on investment, futures and foreign currency transactions
Class A Shares	(66,906,649)
Class B Shares	(26,205,915)
Class C Shares	(6,096,863)
Institutional Shares	(35,915,254)
Service Shares	(1,122,294)

Total distributions to shareholders	(139,497,323)

From share transactions:

Proceeds from sales of shares	176,654,109
Reinvestment of dividends and distributions	129,275,800
Cost of shares repurchased	(276,457,175)

Net increase (decrease) in net assets resulting from share transactions	29,472,734

TOTAL DECREASE	(479,981,313)

Net assets:

Beginning of year	1,445,318,577

End of year	$965,337,264

Accumulated undistributed (distributions in excess of) net investment income (loss)	$(87)

50     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
Growth Fund	Equity Fund	Value Fund	Equity Fund

$(6,942,917)	$230,780	$2,412,931	$1,836,995

(149,129,533)	5,592,714	(3,429,055)	(36,353,523)

(468,782,805)	(20,276,733)	(6,065,009)	(64,662,182)

(624,855,255)	(14,453,239)	(7,081,133)	(99,178,710)

(545,412)	—	(835,190)	(552,825)
—	—	(30,001)	—
—	—	(19,260)	—
(1,292,644)	—	(2,158,427)	(2,837,630)
—	—	(146)	(139)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(26,130,217)	(5,085,559)	(535,869)	(7,263,151)
(16,541,364)	(1,705,367)	(102,661)	(582,564)
(7,629,399)	(837,472)	(66,827)	(340,164)
(15,227,488)	(7,900,372)	(995,661)	(14,338,865)
(172,313)	(11,424)	(65)	(1,295)

(67,538,837)	(15,540,194)	(4,744,107)	(25,916,633)

234,712,539	40,141,242	99,459,843	210,450,754
61,855,191	14,651,815	3,957,082	25,491,762
(274,906,638)	(54,126,609)	(138,403,738)	(171,015,548)

21,661,092	666,448	(34,986,813)	64,926,968

(670,733,000)	(29,326,985)	(46,812,053)	(60,168,375)

1,365,636,234	167,424,917	306,723,779	474,429,097

$694,903,234	$138,097,932	$259,911,726	$414,260,722

$(425)	$197,142	$364,318	$166,227

The accompanying notes are an integral part of these financial statements.      51

 GOLDMAN SACHS CORE EQUITY FUNDS

Statements of Changes in Net Assets
For the Year Ended August 31, 2000

CORE U.S.
Equity Fund

From operations:

Net investment income (loss)	$3,255,736
Net realized gain on investment, futures and foreign currency related transactions	142,148,017
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	83,251,978

Net increase in net assets resulting from operations	228,655,731

Distributions to shareholders:

From net investment income
Class A Shares	(25,013)
Class B Shares	(1,197)
Class C Shares	—
Institutional Shares	(780,127)
Service Shares	—
From net realized gain
Class A Shares	(62,600,563)
Class B Shares	(24,209,721)
Class C Shares	(4,880,735)
Institutional Shares	(33,286,059)
Service Shares	(1,192,519)

Total distributions to shareholders	(126,975,934)

From share transactions:

Proceeds from sales of shares	316,072,192
Reinvestment of dividends and distributions	119,188,185
Cost of shares repurchased	(310,048,888)

Net increase (decrease) in net assets resulting from share transactions	125,211,489

TOTAL INCREASE	226,891,286

Net assets:

Beginning of year	1,218,427,291

End of year	$1,445,318,577

Accumulated undistributed net investment income	$3,253,727

52     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap	CORE Small Cap	CORE Large Cap	CORE International
Growth Fund	Equity Fund	Value Fund	Equity Fund

$1,843,607	$(180,277)	$3,827,257	$2,522,427

55,832,619	21,397,613	1,718,209	28,322,093

261,592,255	13,448,969	8,245,500	(3,255,819)

319,268,481	34,666,305	13,790,966	27,588,701

—	—	(846,877)	(486,145)
—	—	(66,845)	(20,223)
—	—	(37,149)	(9,872)
—	—	(2,359,400)	(2,508,945)
—	—	(103)	(182)

(1,696,633)	—	(1,086,282)	(2,715,591)
(1,073,168)	—	(203,809)	(240,852)
(451,184)	—	(103,226)	(124,888)
(1,514,956)	—	(2,175,304)	(6,459,250)
(13,169)	—	(136)	(559)

(4,749,110)	—	(6,879,131)	(12,566,507)

498,678,850	66,906,806	106,881,945	215,168,577
3,616,384	—	2,716,441	4,464,163
(322,204,172)	(69,490,670)	(112,907,365)	(160,031,898)

180,091,062	(2,583,864)	(3,308,979)	59,600,842

494,610,433	32,082,441	3,602,856	74,623,036

871,025,801	135,342,476	303,120,923	399,806,061

$1,365,636,234	$167,424,917	$306,723,779	$474,429,097

$1,843,333	$—	$994,281	$1,860,540

The accompanying notes are an integral part of these financial statements.      53

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements
August 31, 2001

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and the CORE International Equity Fund, collectively the “Funds” or individually a “Fund”. Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Security Transactions and Investment Income — Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign taxes where applicable. Dividends for which the Funds have the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Funds based upon the relative proportion of net assets of each class.

C.  Federal Taxes — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Income distributions, if any, are declared and paid quarterly for CORE Large Cap Value Fund and annually for all other Funds. Capital gains distributions, if any, are declared and paid annually.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.
     The Funds, at their most recent tax year-ends of August 31, 2001, had approximately the following amounts of capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

		Year of
Fund	Amount	Expiration

CORE U.S. Equity	$3,976,000	2009

CORE Large Cap Value	1,186,000	2009

CORE International Equity	1,646,000	2009

54

GOLDMAN SACHS CORE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
     In addition, CORE U.S. Equity, CORE Large Cap Growth and CORE International Equity will elect to treat net capital losses of approximately $62,299,000, $158,891,000 and $31,383,000, respectively, incurred in the ten month period ended August 31, 2001 as having been incurred in the following fiscal year.
     At August 31, 2001, the Funds’ aggregate unrealized gains and losses based on cost for federal income tax purposes were as follows:

				Net
		Gross	Gross	Unrealized
Fund	Tax Cost	Unrealized Gain	Unrealized Loss	Gain (Loss)

CORE U.S. Equity	$924,821,934	$132,731,414	$95,008,364	$37,723,050

CORE Large Cap Growth	774,740,993	49,734,875	130,884,205	(81,149,330)

CORE Small Cap Equity	138,177,957	18,723,117	18,663,422	59,695

CORE Large Cap Value	256,492,779	23,304,188	20,224,678	3,079,510

CORE International Equity	442,116,093	18,602,740	48,228,285	(29,625,545)

D.  Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line or pro rata basis depending upon the nature of the expense.

     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service plans. Shareholders of Service shares bear all expenses and fees paid to service organizations. Each class of shares of the Funds separately bears its respective class-specific transfer agency fees.

E.  Foreign Currency Translations — The books and records of the Funds are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions.

     Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

F.  Segregation Transactions — The Funds may enter into certain derivative transactions. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

G.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at each Fund’s custodian or designated subcustodians.

55

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements  (continued)
August 31, 2001

3. AGREEMENTS

Pursuant to Investment Management Agreements (the “Agreements”), Goldman Sachs Asset Management (“GSAM”), a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as the investment adviser to CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds. Goldman Sachs Funds Management, L.P. (“GSFM”), an affiliate of Goldman Sachs, serves as the investment adviser to CORE U.S. Equity Fund. Under the Agreements, the respective adviser, subject to the general supervision of the Trust’s Board of Trustees, manages the Funds’ portfolios. As compensation for the services rendered pursuant to the Agreements, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, the respective adviser is entitled to a management fee, computed daily and payable monthly, at an annual rate equal to 0.75%, 0.75%, 0.85%, 0.60% and 0.85% of the average daily net assets of CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively. For the year ended August 31, 2001, the advisers for CORE U.S. Equity and CORE Large Cap Growth have voluntarily agreed to waive a portion of their management fee equal annually to 0.05% and 0.05%, respectively, of each Fund’s average daily net assets. The advisers may discontinue or modify these waivers in the future at their discretion.
     Each adviser has voluntarily agreed to limit certain “Other Expenses” for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service Share fees, indemnification costs and extraordinary expenses), to the extent such expenses exceed, on an annual basis, 0.00%, 0.02%, 0.04%, 0.06%, and 0.12% of the average daily net assets of the Funds, respectively.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee from each Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25% (0.50% for CORE International Equity Fund), 1.00% and 1.00% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
     Goldman Sachs serves as the distributor of shares of the Funds pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A front end sales load and Class B and Class C contingent deferred sales charge and has advised the Funds that it retained approximately $152,000, $130,000, $41,000, $122,000 and $150,000 during the year ended August 31, 2001 for the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.
     Goldman Sachs also serves as the transfer agent of the Funds for a fee. Fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan. This plan allows for Service shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on a annualized basis) of the average daily net asset value of the Service Shares.

56

GOLDMAN SACHS CORE EQUITY FUNDS

3. AGREEMENTS (continued)

     For the year ended August 31, 2001, the Funds’ advisers have voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Management Fee		Custody	Total Expense
Fund	Waiver	Reimbursement	Credit	Reductions

CORE U.S. Equity	$594	$515	$4	$1,113

CORE Large Cap Growth	468	298	12	778

CORE Small Cap Equity	—	379	5	384

CORE Large Cap Value	—	212	3	215

CORE International Equity	—	458	3	461

     At August 31, 2001, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

CORE U.S. Equity	$620	$310	$129	$1,059

CORE Large Cap Growth	440	278	92	810

CORE Small Cap Equity	101	33	15	149

CORE Large Cap Value	136	52	26	214

CORE International Equity	300	59	30	389

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments and futures transactions) for the year ended August 31, 2001, were as follows:

Fund	Purchases	Sales and Maturities

CORE U.S. Equity	$637,711,495	$747,297,237

CORE Large Cap Growth	633,367,119	670,928,043

CORE Small Cap Equity	125,530,572	140,164,901

CORE Large Cap Value	216,137,190	252,081,370

CORE International Equity	395,422,455	374,977,368

     For the year ended August 31, 2001, Goldman Sachs earned approximately $4,000, $6,000, $1,000, $2,000 and $37,000 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds, respectively.

Forward Foreign Currency Exchange Contracts — The CORE International Equity Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The CORE International Equity Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are “marked-to-market” daily at the

57

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements  (continued)
August 31, 2001

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund’s financial statements. The Fund realizes gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. As of August 31, 2001, there were no open forward currency contracts outstanding.

Option Accounting Principles — When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.

     Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds enter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a purchased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid. As of August 31, 2001, the Funds had no open written option contracts.

Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or (for CORE International Equity Fund only) to seek to increase total return. Upon entering into a futures contract, the Funds are required to deposit with a broker or the Funds’ custodian bank an amount of cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, depending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.

     The use of futures contracts involve, to varying degrees, elements of market risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate

58

GOLDMAN SACHS CORE EQUITY FUNDS

4. PORTFOLIO SECURITIES TRANSACTIONS (continued)
with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ hedging strategies and potentially result in a loss. As of August 31, 2001, open futures contracts were as follows:

		Number of
		Contracts	Settlement	Market	Unrealized
Fund	Type	Long	Month	Value	Gain (Loss)

CORE US Equity Fund	S&P 500 Index	14	September 2001	$3,972,850	$(13,245)

CORE Large Cap Growth Fund	S&P 500 Index	9	September 2001	$2,553,975	$3,255

CORE Small Cap Equity Fund	Russell 2000 Index	2	September 2001	$469,150	$(9,735)

CORE International Equity Fund	SPI 200 Index	26	September 2001	$1,119,640	$(27,654)
	CAC 40-10EU Index	27	September 2001	1,153,157	(59,701)
	HKFE Index	5	September 2001	355,398	(2,853)
	EURX DAX Index	7	September 2001	826,804	(77,933)
	MIB 30 Index	4	September 2001	631,061	(14,946)
	TOPIX Index	50	September 2001	4,611,109	(317,556)
	FTSE 100 Index	69	September 2001	5,351,672	(74,236)
	DJ EUR ER STX 50 Index	150	September 2001	5,106,869	(249,375)
	IBEX Index	4	September 2001	303,458	(5,127)

				$19,459,168	$(829,381)

5. LINE OF CREDIT FACILITY

The Funds participate in a $350,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, each Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. This facility also requires a fee to be paid by the Funds based on the amount of the commitment which has not been utilized. During the year ended August 31, 2001, the Funds did not have any borrowings under this facility.

59

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements  (continued)
August 31, 2001

6. JOINT REPURCHASE AGREEMENT ACCOUNT

The Funds, together with other registered investment companies having management agreements with GSAM and GSFM or their affiliates, transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
     At August 31, 2001, the CORE Small Cap Equity Fund had an undivided interest in the repurchase agreements in the joint account which equaled $100,000 in principal amount. At August 31, 2001, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

	Principal	Interest	Maturity	Amortized	Maturity
Repurchase Agreements	Amount	Rate	Date	Cost	Value

Bank of America	$1,000,000,000	3.69%	09/04/2001	$1,000,000,000	$1,000,410,000

Barclays Capital	400,000,000	3.69	09/04/2001	400,000,000	400,164,000

C.S. First Boston Corp.	300,000,000	3.69	09/04/2001	300,000,000	300,123,000

Deutsche Bank Securities, Inc.	3,000,000,000	3.70	09/04/2001	3,000,000,000	3,001,233,333

Greenwich Capital	400,000,000	3.69	09/04/2001	400,000,000	400,164,000

J.P. Morgan Chase & Co., Inc.	3,000,000,000	3.69	09/04/2001	3,000,000,000	3,001,230,000

Morgan Stanley	3,000,000,000	3.67	09/04/2001	3,000,000,000	3,001,223,333

UBS Warburg LLC	550,000,000	3.70	09/04/2001	550,000,000	550,226,111

UBS Warburg LLC	1,016,000,000	3.69	09/04/2001	1,016,000,000	1,016,416,560

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$12,666,000,000	$12,671,190,337

7. OTHER MATTERS

As of August 31, 2001, Goldman, Sachs & Co. Profit Sharing Master Trust was the beneficial owner of approximately 12% of the outstanding shares of the CORE U.S. Equity Fund. In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Funds (as a percentage of outstanding shares):

	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Growth and Income	Growth Strategy	Aggressive Growth
Fund	Strategy Portfolio	Portfolio	Strategy Portfolio

CORE Large Cap Growth	5%	6%	—%

CORE Small Cap Equity	7	8	—

CORE Large Cap Value	15	17	9

CORE International Equity	22	22	12

60

GOLDMAN SACHS CORE EQUITY FUNDS

8. CERTAIN RECLASSIFICATIONS

       In accordance with AICPA Statement of Position 93-2, the CORE U.S. Equity Fund reclassified $206,765 from paid-in capital and $1,006 from accumulated net realized loss on investment, futures and foreign currency related transactions to accumulated undistributed (distributions in excess of) net investment loss. CORE Large Cap Growth reclassified $6,428,121 from paid-in capital and $509,094 from accumulated net realized loss on investment, futures and foreign currency related transactions to accumulated undistributed net investment loss. CORE Small Cap Equity reclassified $400 and $33,238 from net investment income to paid-in capital and accumulated net realized gain on investment, futures and foreign currency related transactions, respectively. CORE Large Cap Value reclassified $130 from accumulated net realized loss on investment, futures and foreign currency related transactions to accumulated undistributed net investment income. CORE International Equity reclassified $140,714 from accumulated undistributed net investment income and $61,235 from accumulated net realized loss on investment, futures and foreign currency related transactions to paid-in capital. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

Goldman Sachs Trust — CORE Funds Tax Information (Unaudited)

For the year ended August 31, 2001, 36.26%, 17.98%, 34.70% and 100% of the dividends paid from net investment company taxable income by the CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity and CORE Large Cap Value Funds, respectively, qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, CORE U.S. Equity, CORE Large Cap Growth, CORE Small Cap Equity, CORE Large Cap Value and CORE International Equity Funds designate $100,851,812, $33,134,752, $10,177,384, $1,701,172 and $22,526,040, respectively, as capital gains dividends for the year ended August 31, 2001.

From distributions paid during the year ended August 31, 2001, the total amount of income received by the CORE International Equity Fund from sources with foreign countries and possessions of the United States was $0.2035 per share of all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was $0.0345 per share. A separate notice containing the country by country components of these totals has been previously mailed to the shareholders.

61

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements  (continued)

August 31, 2001

9. SUMMARY OF SHARE TRANSACTIONS

Share activity for the year ended August 31, 2001, is as follows:

	CORE U.S. Equity Fund

	Shares	Dollars

Class A Shares
Shares sold	2,887,119	$82,795,390
Reinvestment of dividends and distributions	2,235,052	65,375,287
Shares repurchased	(5,185,493)	(143,357,869)

	(63,322)	4,812,808

Class B Shares
Shares sold	778,895	21,828,412
Reinvestment of dividends and distributions	839,287	23,760,217
Shares repurchased	(1,455,193)	(39,837,044)

	162,989	5,751,585

Class C Shares
Shares sold	514,013	13,982,502
Reinvestment of dividends and distributions	190,739	5,376,922
Shares repurchased	(501,724)	(13,507,111)

	203,028	5,852,313

Institutional Shares
Shares sold	1,916,303	55,803,280
Reinvestment of dividends and distributions	1,135,945	33,646,680
Shares repurchased	(2,868,580)	(76,951,244)

	183,668	12,498,716

Service Shares
Shares sold	79,748	2,244,525
Reinvestment of dividends and distributions	38,388	1,116,694
Shares repurchased	(98,651)	(2,803,907)

	19,485	557,312

NET INCREASE (DECREASE)	505,848	$29,472,734

62

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap Growth Fund		CORE Small Cap Equity Fund		CORE Large Cap Value Fund		CORE International Equity Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

6,168,012	$95,741,614	2,022,509	$22,619,142	3,966,486	$42,004,262	11,612,532	$106,865,849
1,488,521	25,452,620	432,025	4,583,789	125,811	1,350,040	764,938	7,511,678
(10,302,421)	(150,608,397)	(1,983,323)	(21,836,891)	(4,714,321)	(50,474,772)	(12,389,869)	(115,780,893)

(2,645,888)	(29,414,163)	471,211	5,366,040	(622,024)	(7,120,470)	(12,399)	(1,403,366)

2,177,265	34,560,438	314,087	3,371,209	811,627	8,604,085	112,634	1,091,018
855,157	14,255,459	143,980	1,487,328	10,975	117,975	55,008	536,325
(3,301,113)	(46,149,204)	(305,623)	(3,263,601)	(439,443)	(4,662,851)	(205,726)	(1,930,829)

(268,691)	2,666,693	152,444	1,594,936	383,159	4,059,209	(38,084)	(303,486)

1,542,954	24,343,162	304,428	3,271,879	624,309	6,632,318	405,666	3,658,422
359,027	5,984,982	67,366	697,915	7,184	77,382	27,530	268,693
(1,966,372)	(27,832,566)	(163,093)	(1,729,912)	(185,391)	(1,962,780)	(430,258)	(3,952,759)

(64,391)	2,495,578	208,701	2,239,882	446,102	4,746,920	2,938	(25,644)

5,435,807	79,812,699	941,751	10,710,914	3,954,815	42,173,728	10,930,437	98,835,465
928,561	15,989,817	732,901	7,871,359	226,326	2,411,535	1,731,213	17,173,630
(3,121,889)	(49,075,630)	(2,448,901)	(27,280,273)	(7,538,227)	(81,303,335)	(5,195,178)	(49,351,067)

3,242,479	46,726,886	(774,249)	(8,698,000)	(3,357,086)	(36,718,072)	7,466,472	66,658,028

17,980	254,626	14,531	168,098	4,301	45,450	—	—
10,118	172,313	1,080	11,424	14	150	146	1,436
(85,244)	(1,240,841)	(1,463)	(15,932)	—	—	—	—

(57,146)	(813,902)	14,148	163,590	4,315	45,600	146	1,436

206,363	$21,661,092	72,255	$666,448	(3,145,534)	$(34,986,813)	7,419,073	$64,926,968

63

 GOLDMAN SACHS CORE EQUITY FUNDS

Notes to Financial Statements  (continued)

August 31, 2001

9. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity for the year ended August 31, 2000, is as follows:

	CORE U.S. Equity Fund

	Shares	Dollars

Class A Shares
Shares sold	4,299,636	$147,748,472
Reinvestment of dividends and distributions	1,814,645	60,210,166
Shares repurchased	(4,601,391)	(158,796,518)

	1,512,890	49,162,120

Class B Shares
Shares sold	2,022,727	67,970,799
Reinvestment of dividends and distributions	679,601	22,025,886
Shares repurchased	(1,361,908)	(45,688,038)

	1,340,420	44,308,647

Class C Shares
Shares sold	761,123	25,417,131
Reinvestment of dividends and distributions	129,351	4,176,748
Shares repurchased	(421,409)	(14,196,500)

	469,065	15,397,379

Institutional Shares
Shares sold	2,043,937	71,350,795
Reinvestment of dividends and distributions	941,797	31,616,126
Shares repurchased	(2,511,099)	(86,461,857)

	474,635	16,505,064

Service Shares
Shares sold	104,405	3,584,995
Reinvestment of dividends and distributions	35,129	1,159,259
Shares repurchased	(143,474)	(4,905,975)

	(3,940)	(161,721)

NET INCREASE (DECREASE)	3,793,070	$125,211,489

64

GOLDMAN SACHS CORE EQUITY FUNDS

CORE Large Cap Growth Fund		CORE Small Cap Equity Fund		CORE Large Cap Value Fund		CORE International Equity Fund

Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars

13,185,194	$264,595,168	2,396,202	$28,017,254	5,748,276	$59,575,667	10,563,804	$122,888,676
82,214	1,599,043	—	—	181,124	1,877,202	264,086	3,079,248
(6,856,684)	(139,418,654)	(3,283,915)	(38,105,187)	(5,225,016)	(53,546,888)	(8,336,349)	(97,065,965)

6,410,724	126,775,557	(887,713)	(10,087,933)	704,384	7,905,981	2,491,541	28,901,959

6,245,212	121,555,868	467,046	5,394,626	1,137,293	11,705,218	368,199	4,263,313
48,352	924,021	—	—	20,707	214,186	20,441	237,117
(1,864,186)	(36,911,091)	(406,335)	(4,598,965)	(761,301)	(7,827,473)	(164,712)	(1,911,815)

4,429,378	85,568,798	60,711	795,661	396,699	4,091,931	223,928	2,588,615

3,571,933	70,145,056	283,210	3,295,043	756,650	7,858,271	997,152	11,442,000
17,989	343,770	—	—	11,936	123,567	9,233	107,195
(1,101,162)	(21,663,375)	(249,135)	(2,821,220)	(494,316)	(5,120,910)	(847,176)	(9,754,850)

2,488,760	48,855,451	34,075	473,823	274,270	2,860,928	159,209	1,794,345

2,019,488	41,436,896	2,529,882	30,183,742	2,688,867	27,742,789	6,441,624	76,556,582
37,627	736,381	—	—	48,421	501,247	88,349	1,039,862
(6,106,529)	(123,783,480)	(1,999,404)	(23,933,329)	(4,477,133)	(46,410,458)	(4,341,229)	(51,299,130)

(4,049,414)	(81,610,203)	530,478	6,250,413	(1,739,845)	(18,166,422)	2,188,744	26,297,314

45,373	945,862	1,408	16,141	—	—	1,581	18,006
680	13,169	—	—	23	239	63	741
(22,151)	(457,572)	(2,769)	(31,969)	(160)	(1,636)	(11)	(138)

23,902	501,459	(1,361)	(15,828)	(137)	(1,397)	1,633	18,609

9,303,350	$180,091,062	(263,810)	$(2,583,864)	(364,629)	$(3,308,979)	5,065,055	$59,600,842

65

 GOLDMAN SACHS CORE U.S. EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$36.77	$0.01	(c)	$(8.96)	$(8.95)	$(0.06)	$—	$(3.46)	$(3.52)
2001 - Class B Shares	35.71	(0.19	) (c)	(8.67)	(8.86)	—	—	(3.46)	(3.46)
2001 - Class C Shares	35.59	(0.19	) (c)	(8.65)	(8.84)	—	—	(3.46)	(3.46)
2001 - Institutional Shares	37.30	0.13	(c)	(9.09)	(8.96)	(0.19)	(0.01)	(3.46)	(3.66)
2001 - Service Shares	36.54	(0.01	) (c)	(8.91)	(8.92)	(0.01)	—	(3.46)	(3.47)

2000 - Class A Shares	34.21	0.10	(c)	6.00	6.10	—	—	(3.54)	(3.54)
2000 - Class B Shares	33.56	(0.14	) (c)	5.83	5.69	—	—	(3.54)	(3.54)
2000 - Class C Shares	33.46	(0.13	) (c)	5.80	5.67	—	—	(3.54)	(3.54)
2000 - Institutional Shares	34.61	0.24	(c)	6.07	6.31	(0.08)	—	(3.54)	(3.62)
2000 - Service Shares	34.05	0.07	(c)	5.96	6.03	—	—	(3.54)	(3.54)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	32.98	0.03		1.20	1.23	—	—	—	—
1999 - Class B Shares	32.50	(0.11)		1.17	1.06	—	—	—	—
1999 - Class C Shares	32.40	(0.10)		1.16	1.06	—	—	—	—
1999 - Institutional Shares	33.29	0.11		1.21	1.32	—	—	—	—
1999 - Service Shares	32.85	0.01		1.19	1.20	—	—	—	—
FOR THE YEARS ENDED JANUARY 31,

1999 - Class A Shares	26.59	0.04		7.02	7.06	(0.03)	(0.01)	(0.63)	(0.67)
1999 - Class B Shares	26.32	(0.10)		6.91	6.81	—	—	(0.63)	(0.63)
1999 - Class C Shares	26.24	(0.10)		6.89	6.79	—	—	(0.63)	(0.63)
1999 - Institutional Shares	26.79	0.20		7.11	7.31	(0.15)	(0.03)	(0.63)	(0.81)
1999 - Service Shares	26.53	0.06		7.01	7.07	(0.10)	(0.02)	(0.63)	(0.75)

1998 - Class A Shares	23.32	0.11		5.63	5.74	(0.12)	—	(2.35)	(2.47)
1998 - Class B Shares	23.18	0.11		5.44	5.55	—	(0.06)	(2.35)	(2.41)
1998 - Class C Shares (commenced August 15, 1997)	27.48	0.03		1.22	1.25	—	(0.14)	(2.35)	(2.49)
1998 - Institutional Shares	23.44	0.30		5.65	5.95	(0.24)	(0.01)	(2.35)	(2.60)
1998 - Service Shares	23.27	0.19		5.57	5.76	(0.07)	(0.08)	(2.35)	(2.50)

1997 - Class A Shares	19.66	0.16		4.46	4.62	(0.16)	—	(0.80)	(0.96)
1997 - Class B Shares (commenced May 1, 1996)	20.44	0.04		3.70	3.74	(0.04)	(0.16)	(0.80)	(1.00)
1997 - Institutional Shares	19.71	0.30		4.51	4.81	(0.28)	—	(0.80)	(1.08)
1997 - Service Shares (commenced June 7, 1996)	21.02	0.13		3.15	3.28	(0.13)	(0.10)	(0.80)	(1.03)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.

66     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE U.S. EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$24.30	(25.96)%	$471,445	1.14%		0.04%		1.23%		(0.05)%		54%
23.39	(26.49)	184,332	1.89		(0.70)		1.98		(0.79)		54
23.29	(26.53)	45,841	1.89		(0.70)		1.98		(0.79)		54
24.68	(25.66)	255,400	0.74		0.45		0.83		0.36		54
24.15	(26.02)	8,319	1.24		(0.05)		1.33		(0.14)		54

36.77	18.96	715,775	1.14		0.31		1.23		0.22		59
35.71	18.03	275,673	1.89		(0.44)		1.98		(0.53)		59
35.59	18.03	62,820	1.89		(0.43)		1.98		(0.52)		59
37.30	19.41	379,172	0.74		0.71		0.83		0.62		59
36.54	18.83	11,879	1.24		0.19		1.33		0.10		59

34.21	3.73	614,310	1.14	(b)	0.15	(b)	1.24	(b)	0.05	(b)	42
33.56	3.26	214,087	1.89	(b)	(0.60	)(b)	1.99	(b)	(0.70	)(b)	42
33.46	3.27	43,361	1.89	(b)	(0.61	)(b)	1.99	(b)	(0.71	)(b)	42
34.61	3.97	335,465	0.74	(b)	0.54	(b)	0.84	(b)	0.44	(b)	42
34.05	3.65	11,204	1.24	(b)	0.06	(b)	1.34	(b)	(0.04	)(b)	42

32.98	26.89	605,566	1.23		0.15		1.36		0.02		64
32.50	26.19	152,347	1.85		(0.50)		1.98		(0.63)		64
32.40	26.19	26,912	1.87		(0.53)		2.00		(0.66)		64
33.29	27.65	307,200	0.69		0.69		0.82		0.56		64
32.85	27.00	11,600	1.19		0.19		1.32		0.06		64

26.59	24.96	398,393	1.28		0.51		1.47		0.32		66
26.32	24.28	59,208	1.79		(0.05)		1.96		(0.22)		66
26.24	4.85	6,267	1.78	(b)	(0.21	)(b)	1.95	(b)	(0.38	)(b)	66
26.79	25.76	202,893	0.65		1.16		0.82		0.99		66
26.53	25.11	7,841	1.15		0.62		1.32		0.45		66

23.32	23.75	225,968	1.29		0.91		1.53		0.67		37
23.18	18.59	17,258	1.83	(b)	0.06	(b)	2.00	(b)	(0.11	)(b)	37
23.44	24.63	148,942	0.65		1.52		0.85		1.32		37
23.27	15.92	3,666	1.15	(b)	0.69	(b)	1.35	(b)	0.49	(b)	37

      67

 GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment				Distributions to shareholders

	Net asset	Net					In excess
	value,	investment		Net realized	Total from	From net	of net	From net
	beginning	income		and unrealized	investment	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	income	gains	distributions
FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$22.66	$(0.09	) (c)	$(9.97)	$(10.06)	$(0.02)	$—	$(1.07)	$(1.09)
2001 - Class B Shares	22.14	(0.20	) (c)	(9.71)	(9.91)	—	—	(1.07)	(1.07)
2001 - Class C Shares	22.15	(0.20	) (c)	(9.71)	(9.91)	—	—	(1.07)	(1.07)
2001 - Institutional Shares	22.87	(0.02	) (c)	(10.06)	(10.08)	(0.09)	—	(1.07)	(1.16)
2001 - Service Shares	22.55	(0.10	) (c)	(9.93)	(10.03)	—	—	(1.07)	(1.07)

2000 - Class A Shares	17.02	0.06	(c)	5.67	5.73	—	—	(0.09)	(0.09)
2000 - Class B Shares	16.75	(0.09	) (c)	5.57	5.48	—	—	(0.09)	(0.09)
2000 - Class C Shares	16.75	(0.08	) (c)	5.57	5.49	—	—	(0.09)	(0.09)
2000 - Institutional Shares	17.10	0.13	(c)	5.73	5.86	—	—	(0.09)	(0.09)
2000 - Service Shares	16.95	0.03	(c)	5.66	5.69	—	—	(0.09)	(0.09)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	16.17	(0.01)		0.86	0.85	—	—	—	—
1999 - Class B Shares	15.98	(0.07)		0.84	0.77	—	—	—	—
1999 - Class C Shares	15.99	(0.07)		0.83	0.76	—	—	—	—
1999 - Institutional Shares	16.21	0.03		0.86	0.89	—	—	—	—
1999 - Service Shares	16.11	(0.02)		0.86	0.84	—	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	11.97	0.01		4.19	4.20	—	—	—	—
1999 - Class B Shares	11.92	(0.06)		4.12	4.06	—	—	—	—
1999 - Class C Shares	11.93	(0.05)		4.11	4.06	—	—	—	—
1999 - Institutional Shares	11.97	0.02		4.23	4.25	—	(0.01)	—	(0.01)
1999 - Service Shares	11.95	(0.01)		4.17	4.16	—	—	—	—
FOR THE PERIOD ENDED JANUARY 31,

1998 - Class A Shares (commenced May 1, 1997)	10.00	0.01		2.35	2.36	(0.01)	—	(0.38)	(0.39)
1998 - Class B Shares (commenced May 1, 1997)	10.00	(0.03)		2.33	2.30	—	—	(0.38)	(0.38)
1998 - Class C Shares (commenced August 15, 1997)	11.80	(0.02)		0.54	0.52	—	(0.01)	(0.38)	(0.39)
1998 - Institutional Shares (commenced May 1, 1997)	10.00	0.01		2.35	2.36	(0.01)	—	(0.38)	(0.39)
1998 - Service Shares (commenced May 1, 1997)	10.00	(0.02)		2.35	2.33	—	—	(0.38)	(0.38)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

68     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP GROWTH FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$11.51	(45.97)%	$246,785	1.16%		(0.57)%		1.24%		(0.65)%		68%
11.16	(46.37)	167,469	1.91		(1.32)		1.99		(1.40)		68
11.17	(46.35)	77,398	1.91		(1.32)		1.99		(1.40)		68
11.63	(45.73)	201,935	0.76		(0.15)		0.84		(0.23)		68
11.45	(46.05)	1,316	1.26		(0.68)		1.34		(0.76)		68

22.66	33.73	545,763	1.09		0.31		1.24		0.16		73
22.14	32.78	338,128	1.84		(0.44)		1.99		(0.59)		73
22.15	32.84	154,966	1.84		(0.43)		1.99		(0.58)		73
22.87	34.34	322,900	0.69		0.65		0.84		0.50		73
22.55	33.64	3,879	1.19		0.15		1.34		—		73

17.02	5.26	300,684	1.04	(b)	(0.11	)(b)	1.26	(b)	(0.33	)(b)	33
16.75	4.82	181,626	1.79	(b)	(0.87	)(b)	2.01	(b)	(1.09	)(b)	33
16.75	4.75	75,502	1.79	(b)	(0.87	)(b)	2.01	(b)	(1.09	)(b)	33
17.10	5.49	310,704	0.64	(b)	0.31	(b)	0.86	(b)	0.09	(b)	33
16.95	5.21	2,510	1.14	(b)	(0.21	)(b)	1.36	(b)	(0.43	)(b)	33

16.17	35.10	175,510	0.97		0.05		1.46		(0.44)		63
15.98	34.07	93,711	1.74		(0.73)		2.11		(1.10)		63
15.99	34.04	37,081	1.74		(0.74)		2.11		(1.11)		63
16.21	35.54	295,734	0.65		0.35		1.02		(0.02)		63
16.11	34.85	1,663	1.15		(0.16)		1.52		(0.53)		63

11.97	23.79	53,786	0.91	(b)	0.12	(b)	2.40	(b)	(1.37	)(b)	75
11.92	23.26	13,857	1.67	(b)	(0.72	)(b)	2.91	(b)	(1.96	)(b)	75
11.93	4.56	4,132	1.68	(b)	(0.76	)(b)	2.92	(b)	(2.00	)(b)	75
11.97	23.89	4,656	0.72	(b)	0.42	(b)	1.96	(b)	(0.82	)(b)	75
11.95	23.56	115	1.17	(b)	(0.21	)(b)	2.41	(b)	(1.45	)(b)	75

      69

 GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment				Distributions to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$12.90	$0.01	(c)	$(1.12)	$(1.11)	$—	$(1.20)	$(1.20)
2001 - Class B Shares	12.63	(0.07	) (c)	(1.10)	(1.17)	—	(1.20)	(1.20)
2001 - Class C Shares	12.66	(0.07	) (c)	(1.10)	(1.17)	—	(1.20)	(1.20)
2001 - Institutional Shares	13.03	0.05	(c)	(1.12)	(1.07)	—	(1.20)	(1.20)
2001 - Service Shares	12.87	—	(c)	(1.12)	(1.12)	—	(1.20)	(1.20)

2000 - Class A Shares	10.23	(0.03	) (c)	2.70	2.67	—	—	—
2000 - Class B Shares	10.09	(0.11	) (c)	2.65	2.54	—	—	—
2000 - Class C Shares	10.10	(0.10	) (c)	2.66	2.56	—	—	—
2000 - Institutional Shares	10.30	0.02	(c)	2.71	2.73	—	—	—
2000 - Service Shares	10.22	(0.04	) (c)	2.69	2.65	—	—	—
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.16	(0.01)		0.08	0.07	—	—	—
1999 - Class B Shares	10.07	(0.05)		0.07	0.02	—	—	—
1999 - Class C Shares	10.08	(0.05)		0.07	0.02	—	—	—
1999 - Institutional Shares	10.20	0.02		0.08	0.10	—	—	—
1999 - Service Shares	10.16	(0.01)		0.07	0.06	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	10.59	0.01		(0.43)	(0.42)	(0.01)	—	(0.01)
1999 - Class B Shares	10.56	(0.05)		(0.44)	(0.49)	—	—	—
1999 - Class C Shares	10.57	(0.04)		(0.45)	(0.49)	—	—	—
1999 - Institutional Shares	10.61	0.04		(0.43)	(0.39)	(0.02)	—	(0.02)
1999 - Service Shares	10.60	0.01		(0.44)	(0.43)	(0.01)	—	(0.01)
FOR THE PERIOD ENDED JANUARY 31,

1998 - Class A Shares (commenced August 15, 1997)	10.00	(0.01)		0.65	0.64	—	(0.05)	(0.05)
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.03)		0.64	0.61	—	(0.05)	(0.05)
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)		0.64	0.62	—	(0.05)	(0.05)
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.01		0.65	0.66	—	(0.05)	(0.05)
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01		0.64	0.65	—	(0.05)	(0.05)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

70     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE SMALL CAP EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets	Ratio of		net investment		Ratio of		net investment
Net asset		at end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.59	(8.64)%	$50,093	1.33%		0.09%		1.59%		(0.17)%		85%
10.26	(9.35)	16,125	2.08		(0.66)		2.34		(0.92)		85
10.29	(9.32)	8,885	2.08		(0.66)		2.34		(0.92)		85
10.76	(8.28)	62,794	0.93		0.48		1.19		0.22		85
10.55	(8.75)	201	1.43		0.03		1.69		(0.23)		85

12.90	26.10	54,954	1.33		(0.21)		1.55		(0.43)		135
12.63	25.17	17,923	2.08		(0.96)		2.30		(1.18)		135
12.66	25.35	8,289	2.08		(0.96)		2.30		(1.18)		135
13.03	26.60	86,196	0.93		0.19		1.15		(0.03)		135
12.87	25.93	63	1.43		(0.30)		1.65		(0.52)		135

10.23	0.69	52,660	1.33	(b)	(0.12	)(b)	1.67	(b)	(0.46	)(b)	52
10.09	0.20	13,711	2.08	(b)	(0.86	)(b)	2.42	(b)	(1.20	)(b)	52
10.10	0.20	6,274	2.08	(b)	(0.86	)(b)	2.42	(b)	(1.20	)(b)	52
10.30	0.98	62,633	0.93	(b)	0.28	(b)	1.27	(b)	(0.06	)(b)	52
10.22	0.59	64	1.43	(b)	(0.22	)(b)	1.77	(b)	(0.56	)(b)	52

10.16	(3.97)	64,087	1.31		0.08		2.00		(0.61)		75
10.07	(4.64)	15,406	2.00		(0.55)		2.62		(1.17)		75
10.08	(4.64)	6,559	2.01		(0.56)		2.63		(1.18)		75
10.20	(3.64)	62,763	0.94		0.60		1.56		(0.02)		75
10.16	(4.07)	54	1.44		0.01		2.06		(0.61)		75

10.59	6.37	11,118	1.25	(b)	(0.36	)(b)	3.92	(b)	(3.03	)(b)	38
10.56	6.07	9,957	1.95	(b)	(1.04	)(b)	4.37	(b)	(3.46	)(b)	38
10.57	6.17	2,557	1.95	(b)	(1.07	)(b)	4.37	(b)	(3.49	)(b)	38
10.61	6.57	9,026	0.95	(b)	0.15	(b)	3.37	(b)	(2.27	)(b)	38
10.60	6.47	2	1.45	(b)	0.40	(b)	3.87	(b)	(2.02	)(b)	38

      71

 GOLDMAN SACHS CORE LARGE CAP VALUE FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment				Distributions to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
	of period	income (loss)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$10.81	$0.07	(c)	$(0.42)	$(0.35)	$(0.09)	$(0.06)	$(0.15)
2001 - Class B Shares	10.75	(0.01	)(c)	(0.42)	(0.43)	(0.02)	(0.06)	(0.08)
2001 - Class C Shares	10.76	(0.01	)(c)	(0.42)	(0.43)	(0.02)	(0.06)	(0.08)
2001 - Institutional Shares	10.82	0.11	(c)	(0.43)	(0.32)	(0.13)	(0.06)	(0.19)
2001 - Service Shares	10.81	0.06	(c)	(0.42)	(0.36)	(0.08)	(0.06)	(0.14)

2000 - Class A Shares	10.55	0.12	(c)	0.36	0.48	(0.10)	(0.12)	(0.22)
2000 - Class B Shares	10.50	0.05	(c)	0.36	0.41	(0.04)	(0.12)	(0.16)
2000 - Class C Shares	10.51	0.04	(c)	0.37	0.41	(0.04)	(0.12)	(0.16)
2000 - Institutional Shares	10.55	0.16	(c)	0.37	0.53	(0.14)	(0.12)	(0.26)
2000 - Service Shares	10.55	0.11	(c)	0.36	0.47	(0.09)	(0.12)	(0.21)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	10.15	0.04		0.40	0.44	(0.04)	—	(0.04)
1999 - Class B Shares	10.15	0.01		0.36	0.37	(0.02)	—	(0.02)
1999 - Class C Shares	10.15	0.01		0.37	0.38	(0.02)	—	(0.02)
1999 - Institutional Shares	10.16	0.06		0.38	0.44	(0.05)	—	(0.05)
1999 - Service Shares	10.16	0.02		0.40	0.42	(0.03)	—	(0.03)
FOR THE PERIOD ENDED JANUARY 31,

1999 - Class A Shares (commenced December 31, 1998)	10.00	0.01		0.14	0.15	—	—	—
1999 - Class B Shares (commenced December 31, 1998)	10.00	—		0.15	0.15	—	—	—
1999 - Class C Shares (commenced December 31, 1998)	10.00	—		0.15	0.15	—	—	—
1999 - Institutional Shares (commenced December 31, 1998)	10.00	0.01		0.15	0.16	—	—	—
1999 - Service Shares (commenced December 31, 1998)	10.00	0.02		0.14	0.16	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

72     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.31	(3.32)%	$89,861	1.10%		0.64%		1.17%		0.57%		70%
10.24	(4.08)	22,089	1.85		(0.11)		1.92		(0.18)		70
10.25	(4.07)	15,222	1.85		(0.11)		1.92		(0.18)		70
10.31	(3.03)	132,684	0.70		1.04		0.77		0.97		70
10.31	(3.43)	56	1.20		0.52		1.27		0.45		70

10.81	4.68	100,972	1.06		1.14		1.17		1.03		83
10.75	3.96	19,069	1.81		0.44		1.92		0.33		83
10.76	3.97	11,178	1.81		0.45		1.92		0.34		83
10.82	5.20	175,493	0.66		1.54		0.77		1.43		83
10.81	4.60	12	1.16		1.07		1.27		0.96		83

10.55	4.31	91,072	1.04	(b)	0.87	(b)	1.21	(b)	0.70	(b)	36
10.50	3.68	14,464	1.79	(b)	0.05	(b)	1.96	(b)	(0.12	)(b)	36
10.51	3.73	8,032	1.79	(b)	0.09	(b)	1.96	(b)	(0.08	)(b)	36
10.55	4.35	189,540	0.64	(b)	1.29	(b)	0.81	(b)	1.12	(b)	36
10.55	4.11	13	1.14	(b)	0.72	(b)	1.31	(b)	0.55	(b)	36

10.15	1.50	6,665	1.08	(b)	1.45	(b)	8.03	(b)	(5.50	)(b)	0
10.15	1.50	340	1.82	(b)	0.84	(b)	8.77	(b)	(6.11	)(b)	0
10.15	1.50	268	1.83	(b)	0.70	(b)	8.78	(b)	(6.25	)(b)	0
10.16	1.60	53,396	0.66	(b)	1.97	(b)	7.61	(b)	(4.98	)(b)	0
10.16	1.60	2	1.16	(b)	2.17	(b)	8.11	(b)	(4.78	)(b)	0

      73

 GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income from
		investment				Distributions to shareholders

	Net asset	Net
	value,	investment		Net realized	Total from	From net	From net
	beginning	income		and unrealized	investment	investment	realized	Total
	of period	(loss)		gain (loss)	operations	income	gains	distributions

FOR THE YEARS ENDED AUGUST 31,

2001 - Class A Shares	$11.32	$—	(c)	$(2.35)	$(2.35)	$(0.04)	$(0.55)	$(0.59)
2001 - Class B Shares	11.22	(0.04	) (c)	(2.34)	(2.38)	—	(0.55)	(0.55)
2001 - Class C Shares	11.23	(0.04	) (c)	(2.34)	(2.38)	—	(0.55)	(0.55)
2001 - Institutional Shares	11.48	0.07	(c)	(2.39)	(2.32)	(0.11)	(0.55)	(0.66)
2001 - Service Shares	11.36	0.02	(c)	(2.36)	(2.34)	(0.06)	(0.55)	(0.61)

2000 - Class A Shares	10.87	0.02	(c)	0.74	0.76	(0.05)	(0.26)	(0.31)
2000 - Class B Shares	10.81	(0.04	) (c)	0.73	0.69	(0.02)	(0.26)	(0.28)
2000 - Class C Shares	10.82	(0.03	) (c)	0.72	0.69	(0.02)	(0.26)	(0.28)
2000 - Institutional Shares	11.00	0.09	(c)	0.75	0.84	(0.10)	(0.26)	(0.36)
2000 - Service Shares	10.93	0.05	(c)	0.73	0.78	(0.09)	(0.26)	(0.35)
FOR THE SEVEN-MONTH PERIOD ENDED AUGUST 31,

1999 - Class A Shares	9.98	0.05		0.84	0.89	—	—	—
1999 - Class B Shares	9.95	0.01		0.85	0.86	—	—	—
1999 - Class C Shares	9.96	0.01		0.85	0.86	—	—	—
1999 - Institutional Shares	10.06	0.09		0.85	0.94	—	—	—
1999 - Service Shares	10.02	0.01		0.90	0.91	—	—	—
FOR THE YEAR ENDED JANUARY 31,

1999 - Class A Shares	9.22	(0.01)		0.79	0.78	(0.02)	—	(0.02)
1999 - Class B Shares	9.21	—		0.74	0.74	—	—	—
1999 - Class C Shares	9.22	—		0.74	0.74	—	—	—
1999 - Institutional Shares	9.24	0.05		0.80	0.85	(0.03)	—	(0.03)
1999 - Service Shares	9.23	—		0.81	0.81	(0.02)	—	(0.02)
FOR THE PERIOD ENDED JANUARY 31,

1998 - Class A Shares (commenced August 15, 1997)	10.00	—		(0.78)	(0.78)	—	—	—
1998 - Class B Shares (commenced August 15, 1997)	10.00	(0.02)		(0.77)	(0.79)	—	—	—
1998 - Class C Shares (commenced August 15, 1997)	10.00	(0.02)		(0.76)	(0.78)	—	—	—
1998 - Institutional Shares (commenced August 15, 1997)	10.00	0.02		(0.76)	(0.74)	(0.02)	—	(0.02)
1998 - Service Shares (commenced August 15, 1997)	10.00	0.01		(0.78)	(0.77)	—	—	—

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(b)	Annualized.
(c)	Calculated based on the average shares outstanding methodology.

74     The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE INTERNATIONAL EQUITY FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(a)	(in 000s)	net assets		net assets		net assets		net assets		rate

$8.38	(21.50)%	$108,955	1.66%		—%		1.77%		(0.11)%		93%
8.29	(21.93)	8,575	2.16		(0.47)		2.27		(0.58)		93
8.30	(21.91)	5,114	2.16		(0.44)		2.27		(0.55)		93
8.50	(21.02)	291,596	1.01		0.70		1.12		0.59		93
8.41	(21.37)	21	1.51		0.21		1.62		0.10		93

11.32	6.92	147,409	1.66		0.14		1.75		0.05		92
11.22	6.36	12,032	2.16		(0.36)		2.25		(0.45)		92
11.23	6.34	6,887	2.16		(0.34)		2.25		(0.43)		92
11.48	7.62	308,074	1.01		0.78		1.10		0.69		92
11.36	7.05	27	1.51		0.33		1.60		0.24		92

10.87	8.92	114,502	1.66	(b)	0.78	(b)	1.76	(b)	0.68	(b)	65
10.81	8.64	9,171	2.16	(b)	0.26	(b)	2.26	(b)	0.16	(b)	65
10.82	8.63	4,913	2.16	(b)	0.23	(b)	2.26	(b)	0.13	(b)	65
11.00	9.34	271,212	1.01	(b)	1.43	(b)	1.11	(b)	1.33	(b)	65
10.93	9.08	8	1.51	(b)	0.07	(b)	1.61	(b)	(0.03	)(b)	65

9.98	8.37	110,338	1.63		(0.11)		1.94		(0.42)		195
9.95	8.03	7,401	2.08		(0.03)		2.39		(0.34)		195
9.96	8.03	3,742	2.08		(0.04)		2.39		(0.35)		195
10.06	9.20	280,731	1.01		0.84		1.32		0.53		195
10.02	8.74	22	1.50		0.02		1.81		(0.29)		195

9.22	(7.66)	7,087	1.50	(b)	(0.27	)(b)	4.87	(b)	(3.90	)(b)	25
9.21	(7.90)	2,721	2.00	(b)	(0.72	)(b)	5.12	(b)	(3.84	)(b)	25
9.22	(7.80)	1,608	2.00	(b)	(0.73	)(b)	5.12	(b)	(3.85	)(b)	25
9.24	(7.45)	17,719	1.00	(b)	0.59	(b)	4.12	(b)	(2.53	)(b)	25
9.23	(7.70)	1	1.50	(b)	0.26	(b)	4.62	(b)	(2.86	)(b)	25

      75

 GOLDMAN SACHS CORE EQUITY FUNDS

Report of Independent Accountants

To the Shareholders and Board of Trustees of
Goldman Sachs Trust — CORE Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs CORE U.S. Equity Fund, CORE Large Cap Growth Fund, CORE Small Cap Equity Fund, CORE Large Cap Value Fund and CORE International Equity Fund (collectively, the “CORE Equity Funds”), portfolios of Goldman Sachs Trust at August 31, 2001, the results of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the CORE Equity Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the CORE Equity Funds for the periods ended prior to August 31, 2000 were audited by other independent accountants whose report dated October 8, 1999 expressed an unqualified opinion thereon.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 19, 2001

76

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and more than $295 billion in assets under management, our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CORESMis a service mark of Goldman, Sachs & Co.

Goldman Sachs Internet Tollkeeper FundSMand Goldman Sachs Research Select FundSMare service marks of Goldman,Sachs & Co.

*	Goldman Sachs International Growth Opportunities Fund was formerly Goldman Sachs International Small Cap Fund.

GOLDMAN SACHS ASSET MANAGEMENT	32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES	OFFICERS

Ashok N. Bakhru, Chairman	Gary Black, President

David B. Ford	Jesse H. Cole, Vice President

Patrick T. Harker	James A. Fitzpatrick, Vice President

John P. McNulty	Mary Hoppa, Vice President

Mary P. McPherson	John M. Perlowski, Treasurer

Alan A. Shuch	Kenneth G. Curran, Assistant Treasurer

Wilma J. Smelcer	Peter W. Fortner, Assistant Treasurer

Richard P. Strubel	Philip V. Giuca, Jr., Assistant Treasurer

Kaysie P. Uniacke	Howard B. Surloff, Secretary

Amy E. Belanger, Assistant Secretary

Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT GOLDMAN SACHS FUNDS MANAGEMENT, L.P. Investment Adviser

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Emerging markets securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

CORE SM is a service mark of Goldman, Sachs & Co.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use:October 30, 2001/01-1632	COREAR/99.5K/10-01